Registration No. 333-137052
                                                     Registration No. 811-01705
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    | |

           Pre-Effective Amendment No.                                     | |
                                       ----

           Post-Effective Amendment No.  4                                 |X|
                                       ----

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            | |

                                                                           |X|
           Amendment No. 217
                         ---

                        (Check appropriate box or boxes)
                        --------------------------------

                               SEPARATE ACCOUNT A
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)
                           --------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)
              1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (212) 554-1234
                          ----------------------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                   (Names and Addresses of Agents for Service)
                        --------------------------------

                  Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                               Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001
                        ---------------------------------

         Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

| |     Immediately upon filing pursuant to paragraph (b) of Rule 485.

|X|     On April 30, 2010 pursuant to paragraph (b) of Rule 485.

| |     60 days after filing pursuant to paragraph (a)(1) of Rule 485.

| |     On (date) pursuant to paragraph (a)(1) of Rule 485.

| |     75 days after filing pursuant to paragraph (a)(2) of Rule 485.

| |     On _____________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

| | This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                        ---------------------------------

         Title of Securities Being Registered:

               Units of interest in Separate Account under group variable annuity contracts.

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EQUI-VEST(R) At Retirement(SM)
A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2010


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

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WHAT IS EQUI-VEST(R) AT RETIREMENT(SM)?

EQUI-VEST(R) At Retirement(SM) is a deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option or fixed maturity options ("investment options"). There is no withdrawal charge under the contract.

This prospectus is not your contract. Your contract and any endorsements, riders and data pages as identified in your contract are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the contract, the description of the contract's provisions in this prospectus is qualified in its entirety by the terms of the actual contract. The contract should be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract. You should read this prospectus in conjunction with any applicable supplements.

The contract may not be currently available in all states. Certain features and benefits described in this prospectus may vary in your state; all features and benefits may not be available in all contracts or in all states. Please see Appendix V later in this prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this prospectus may not be available at the time you purchase the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any contribution from you after you purchase the contract.


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VARIABLE INVESTMENT OPTIONS+
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BALANCED/HYBRID
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o AXA Balanced Strategy              o AXA Conservative Strategy
o AXA Conservative Growth Strategy
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+ If you purchased your contract before approximately July 20, 2009, these variable investment options are not available to you. Please see the current supplement to your prospectus, which describes the variable investment options that are available to you.


You may allocate amounts to any of the variable investment options. At any time, we have the right to terminate any future contributions. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio of either the AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.


You may also allocate amounts to the guaranteed interest option and the fixed maturity options, which are discussed later in this prospectus. If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option and the variable investment options listed above.

TYPES OF CONTRACTS. For existing EQUI-VEST(R) contract owners, we offer the EQUI-VEST(R) At Retirement(SM) contract for use as:

o   A nonqualified annuity ("NQ") for after-tax contributions only.

o   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") (contract must continue to be part of a 403(b) plan).

In order to purchase an EQUI-VEST(R) At Retirement(SM) contract, your initial contribution must be at least $50,000 and must come from the transfer of the cash value of an EQUI-VEST(R) series variable annuity contract that you currently own under which withdrawal charges no longer apply. The eligible EQUI-VEST(R) contract types are traditional IRA (including our product designated QP IRA), Roth IRA, NQ, TSA (contract must continue to be part of a 403(b) plan) and the same type of IRA and NQ offered in EQUI-VEST(R) Express(SM). The transfer of cash value will constitute a termination of that particular EQUI-VEST(R) contract. You cannot purchase an EQUI-VEST(SM) At Retirement(R) contract if a rollover or direct transfer contribution into your eligible EQUI-VEST(R) contract has occurred within two EQUI-VEST(R) contract years before your purchase of an EQUI-VEST(R)At Retirement(SM) contract. Additionally, you must be age 55 or older (subject to maximum issue age limitations) and, for TSA contracts, no longer employed by the employer who provided the funds for the purchase of your EQUI-VEST(R) contract. However, the contract must continue to be part of a 403(b) plan. We also offer direct rollovers to IRAs for TSA contracts.

Subject to certain conditions and contribution limitations as described in the above paragraphs, additional EQUI-VEST(R) traditional IRA contract types may be eligible for replacement with this contract. The additional eligible EQUI-VEST(R) contract types are:

Employer-funded traditional individual retirement annuities ("IRAs"):

o   A simplified employee pension plan ("SEP") sponsored by an employer.

o SEPs funded by salary reduction arrangements ("SARSEPs") for plans established by employers before January 1, 1997.

o   SIMPLE IRAs funded by employee salary reduction and employer contributions.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.



                                                                         X02898/
                                          EQUI-VEST(R) At Retirement(SM) (IF/NB)

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The "contract date" is the effective date of a contract. This is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution is transferred from your EQUI-VEST(R) or EQUI-VEST(R) Express(SM) contract. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
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Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2010, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling (800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

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Contents of this prospectus

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EQUI-VEST(R) AT RETIREMENT(SM)
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Index of key words and phrases                                               5
Who is AXA Equitable?                                                        6
How to reach us                                                              7
EQUI-VEST(R) At Retirement(SM) at a glance -- key features                   9

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FEE TABLE                                                                   11
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Example                                                                     12
Condensed financial information                                             13

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1. CONTRACT FEATURES AND BENEFITS                                           14
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How you can purchase and contribute to your contract                        14
Owner and annuitant requirements                                            15
How you can make your contributions                                         15
What are your investment options under the contract?                        15
Portfolios of the Trusts                                                    16
Allocating your contributions                                               18
Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                 18
Annuity purchase factors                                                    19
Guaranteed minimum income benefit option ("GMIB")                           19
Guaranteed minimum death benefit                                            21
Guaranteed withdrawal benefit for life ("GWBL")                             22
Your right to cancel within a certain number of days                        25

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2. DETERMINING YOUR CONTRACT'S VALUE                                        27
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Your account value and cash value                                           27
Your contract's value in the variable investment options                    27
Your contract's value in the guaranteed interest option                     27
Your contract's value in the fixed maturity options                         27
Insufficient account value                                                  27


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"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.



                                                  Contents of this prospectus  3

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3. TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                                       28
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Transferring your account value                                             28
Disruptive transfer activity                                                28

Dollar cost averaging                                                       29


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4. ACCESSING YOUR MONEY                                                     31
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Withdrawing your account value                                              31
How withdrawals are taken from your account value                           33
How withdrawals affect your Guaranteed minimum
     income benefit and Guaranteed minimum death benefit                    33
How withdrawals affect your GWBL and GWBL Guaranteed
     minimum death benefit                                                  33
Withdrawals treated as surrenders                                           33
Loans under TSA contracts                                                   34
Surrendering your contract to receive its cash value                        34
When to expect payments                                                     34
Your annuity payout options                                                 35

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5. CHARGES AND EXPENSES                                                     37
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Charges that AXA Equitable deducts                                          37

Charges that the Trust deducts                                              38

Group or sponsored arrangements                                             38
Other distribution arrangements                                             39

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6. PAYMENT OF DEATH BENEFIT                                                 40
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Your beneficiary and payment of benefit                                     40
Beneficiary continuation option                                             41

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7. TAX INFORMATION                                                          44
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Overview                                                                    44
Buying a contract to fund a retirement arrangement                          44

Special rule for conversions to Roth IRA in 2010                            44

Transfers among investment options                                          44
Taxation of nonqualified annuities                                          44
Individual retirement arrangements (IRAs)                                   46

Traditional individual retirement annuities ("traditional IRAs")            46

Roth individual retirement annuities (Roth IRAs)                            49
Tax-sheltered annuity contracts (TSAs)                                      51
Federal and state income tax withholding and
     information reporting                                                  54
Impact of taxes to AXA Equitable                                            55

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8. MORE INFORMATION                                                         56
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About Separate Account A                                                    56

About the Trust                                                             56

About our fixed maturity options                                            56
About the general account                                                   57
Dates and prices at which contract events occur                             58
About your voting rights                                                    58
Statutory compliance                                                        59
About legal proceedings                                                     59
Financial statements                                                        59
Transfers of ownership, collateral assignments, loans
     and borrowing                                                          59
Distribution of the contracts                                               59

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9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                          61
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APPENDICES
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I   -- Condensed Financial Information                                      A-1
II  -- Market value adjustment example                                      B-1
III -- Enhanced death benefit example                                       C-1
IV  -- Hypothetical illustrations                                           D-1
V   -- State contract availability and/or variations of certain
           features and benefits                                            E-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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4  Contents of this prospectus

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Contents of this Prospectus (Cont'd.)

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SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA
   PREMIER VIP TRUST AND EQ ADVISORS TRUST
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AXA Balanced Strategy                                                  ABSA 1-3
AXA Conservative Growth Strategy                                       ACGA 1-3
AXA Conservative Strategy                                              ACSA 1-3

                                      Contents of this Prospectus (Cont'd.)  4-a

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Index of key words and phrases
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This index should help you locate more information on the terms used in this prospectus.


                                                                  PAGE IN
   TERM                                                        PROSPECTUS
   6% Roll-Up to age 85                                                18
   account value                                                       27
   administrative charge                                               37
   annual administrative charge                                        37
   Annual Ratchet to age 85 enhanced death benefit                     19
   annuitant                                                           14
   annuitization                                                       35
   annuity maturity date                                               36
   annuity payout options                                              35
   annuity purchase factors                                            19
   beneficiary                                                         40
   Beneficiary continuation option                                     41
   business day                                                        58
   cash value                                                          27
   charges for state premium and other applicable taxes                38
   contract date                                                        2
   contract date anniversary                                            2
   contract year                                                        2
   contributions to Roth IRAs                                          49
   regular contributions                                               49
   conversion contributions                                            49
   contributions to traditional IRAs                                   46
   regular contributions                                               46
   disruptive transfer activity                                        28
   distribution charge                                                 37
   ERISA                                                               39
   Fixed-dollar option                                                 29
   fixed maturity options                                              17
   free look                                                           25
   general account                                                     57
   guaranteed interest option                                          17
   Guaranteed minimum death benefit                                    22
   Guaranteed minimum death benefit/guaranteed minimum
     income benefit roll-up benefit base reset option                  19
   Guaranteed minimum income benefit                                   20
   Guaranteed minimum income benefit charge                            37



                                                                  PAGE IN
   TERM                                                        PROSPECTUS
   Guaranteed minimum income benefit "no lapse guarantee"              20
   Guaranteed withdrawal benefit for life                               9
   Guaranteed withdrawal benefit for life charge                       38
   IRA                                                              cover
   IRS                                                                 44
   investment options                                               cover
   Investment Simplifier                                               29
   Lifetime minimum distribution withdrawals                           32
   loans under TSA                                                     34
   lump sum withdrawals                                                31
   market adjusted amount                                              17
   market timing                                                       28
   maturity dates                                                      36
   market value adjustment                                             17
   maturity value                                                      17
   Mortality and expense risks charge                                  37
   NQ                                                               cover
   Online Account Access                                                7
   partial withdrawals                                                 31
   portfolio                                                        cover
   processing office                                                    7
   rate to maturity                                                    17
   Roth IRA                                                         cover
   SAI                                                              cover
   SEC                                                              cover
   self-directed allocation                                            18
   Separate Account A                                                  56
   Spousal continuation                                                40
   Standard death benefit                                              18
   Systematic withdrawals                                              31
   TOPS                                                                 7
   Trusts                                                              56
   traditional IRA                                                  cover
   TSA                                                              cover
   unit                                                                27
   variable investment options                                         15


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your financial professional can provide further explanation about your contract or supplemental materials.

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PROSPECTUS              CONTRACT OR SUPPLEMENTAL MATERIALS
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account value           Annuity Account Value
unit                    Accumulation Unit
GWBL benefit base       Guaranteed withdrawal benefit for life benefit base
GWBL Excess withdrawal  Guaranteed withdrawal benefit for life Excess withdrawal
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5 Index of key words and phrases

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Who is AXA Equitable?
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We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                        Who is AXA Equitable?  6

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HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

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FOR ALL COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
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AXA Equitable
EQUI-VEST(R) Processing Office
P.O. Box 4956
Syracuse, NY 13221-4956

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FOR ALL COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
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AXA Equitable
EQUI-VEST(SM) Processing Office
100 Madison Street
Suite 1000
Syracuse, NY 13202

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REPORTS WE PROVIDE:
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o   written confirmation of financial transactions;

o For TSA - quarterly statements of your contract values as of the close of each calendar quarter; and

o For all other markets - quarterly statements of your contract values as of the close of each calendar quarter in which (i) there was a financial transaction in that calendar quarter or (ii) your account value is $50,000 or more, even if there was no financial transaction.


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TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:
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TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o   your current account value;

o   your current allocation percentages;

o   the number of units you have in the variable investment options;

o   rates to maturity for the fixed maturity options;

o   the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option (not available for transfers to fixed maturity options);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only);

Under TOPS only you can:

o   elect investment simplifier.

Under Online Account Access only you can:

o   elect to receive certain contract statements electronically;

o   change your address; and

o   access Frequently Asked Questions and Service Forms

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll-free (800) 755-7777. You may use Online Account Access by visiting our website at www.axa-equitable.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus).

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CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. until 7:00 p.m., and on Friday until 5:00 p.m., Eastern time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you via the TDD.

7  Who is AXA Equitable?

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WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) election of dollar cost averaging programs;


(2) requests for loans under TSA contracts;

(3) election of required minimum distribution automatic withdrawal option;

(4) requests for withdrawals or surrenders;

(5) requests for withdrawals or surrenders of contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(6) tax withholding;

(7) election of the beneficiary continuation option;

(8) exercise of the Guaranteed minimum income benefit;

(9) requests to reset your Roll-Up benefit base (for contracts that have both the Guaranteed minimum income benefit and the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(10) requests to opt out of or back into the annual ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(11) death claims;

(12) change in ownership (NQ only);

(13) requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL"); and;


(14) direct transfers.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes; and

(3) transfers between investment options.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:


(1) systematic withdrawals; and

(2) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

                                                        Who is AXA Equitable?  8

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EQUI-VEST(R) At Retirement(SM) at a glance -- key features

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PROFESSIONAL INVESTMENT   EQUI-VEST(R) At Retirement(SM)'s variable investment options invest in different portfolios sub-advised by
MANAGEMENT                professional investment advisers.
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FIXED MATURITY OPTIONS    o  Fixed maturity options with maturities ranging from approximately 1 to 10 years (subject to availability).

                          o  Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
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                          If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. If you withdraw or transfer only a portion of the amount in a fixed maturity option, this may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.
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GUARANTEED INTEREST       o  Principal and interest guarantees.
OPTION
                          o  Interest rates set periodically.
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TAX CONSIDERATIONS        o  No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.

                          o  No tax on transfers among investment options inside the contract.
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                          If you are purchasing or contributing to an annuity contract which is an Individual Retirement Annuity
                          (IRA), or tax sheltered annuity (TSA) you should be aware that such contracts do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for tax-qualified arrangements. Before purchasing one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these contracts compared with any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
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GUARANTEED MINIMUM        The Guaranteed minimum income benefit ("GMIB") provides income protection for you during your life once
INCOME BENEFIT            you elect to annuitize the contract.
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GUARANTEED WITHDRAWAL     The Guaranteed withdrawal benefit for life option ("GWBL"), guarantees that you can take withdrawals of up
BENEFIT FOR LIFE          to a maximum amount each contract year (your "Guaranteed annual withdrawal amount") beginning at age 55.
                          Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to zero (unless it is caused by a withdrawal that exceeds your Guaranteed annual withdrawal amount).
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CONTRIBUTION AMOUNTS      o  Your initial contribution must be from the transfer of the cash value of an EQUI-VEST(R) or
                             EQUI-VEST(R) Express(SM) contract that you currently own, under which withdrawal charges no longer apply, to an EQUI-VEST(R) At Retirement(SM) contract of the same type, for example, traditional IRA to traditional IRA, NQ to NQ.

                          Initial minimum:           $50,000
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                          o  There is no minimum dollar amount on additional contributions but additional contributions must also be a transfer of the total cash value of an EQUI-VEST(R) or EQUI-VEST(R) Express(SM) contract that you currently own, under which withdrawal charges no longer apply, to an EQUI-VEST(R) At Retirement(SM)
                             contract of the same type, for example, traditional IRA to traditional IRA, NQ to NQ. We also offer direct rollovers to IRAs for TSA contracts.

                          o  Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of additional contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information, see "How you can purchase and contribute to your contract" in "Contract features and benefits" later in this prospectus.
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9 EQUI-VEST(R) At Retirement(SM) at a glance -- key features

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ACCESS TO YOUR MONEY      o Partial withdrawals

                          o Several withdrawal options on a periodic basis

                          o Loans under TSA contracts (not available for contracts with GWBL)

                          o Contract surrender

                          o Maximum payment plan (only under contracts with GWBL)

                          o  Customized payment plan (only under contracts with GWBL)

                          You may incur income tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
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PAYOUT OPTIONS            o  Fixed annuity payout options

                          o  Variable Immediate Annuity payout options (described in a separate prospectus for that option)

                          o  Income Manager(SM) payout options (described in a separate prospectus for that option)
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ADDITIONAL FEATURES       o  Guaranteed minimum death benefit options

                          o  Dollar cost averaging

                          o  Free transfers

                          o  Spousal continuation

                          o  Beneficiary continuation option

                          o  Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset

                          o  Guaranteed minimum income benefit no lapse guarantee
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FEES AND CHARGES          Please see "Fee table" later in this section for complete details.
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OWNER AND ANNUITANT       55-85
ISSUE AGES
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THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS, INCLUDING THE AVAILABILITY OF ALL INVESTMENT OPTIONS, MAY VARY IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD OR DEPENDING ON WHEN YOU PURCHASED YOUR CONTRACT; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS OR IN ALL STATES. PLEASE SEE APPENDIX V LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.


For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is not your contract. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The contract should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this prospectus for additional information.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. While you may not be able to make a direct exchange of your EQUI-VEST(R) contract value into these other contracts, they may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some selling broker-dealers may limit their clients from purchasing optional benefits based upon the client's age.

                   EQUI-VEST(R) At Retirement(SM) at a glance -- key features 10

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Fee table

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The following tables describe the fees and expenses that you will pay when buying and owning the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus. No sales charges are imposed at time of purchase, withdrawal or surrender of the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may apply.

The first table describes fees and expenses that you will pay if you purchase a Variable Immediate Annuity payout option. Charges for certain features shown in the fee table are mutually exclusive.

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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout option upon annuitization (which
is described in a separate prospectus for that option)                                     $ 350
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The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge                                                       $   0

There is no annual administrative charge applicable to your EQUI-VEST(R) At
  Retirement(SM)contract.
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CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
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SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risks                                                                0.80%
Administrative                                                                             0.30%
Distribution                                                                               0.20%
                                                                                           -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                                                     1.30%
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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR FOR THE OPTIONAL BENEFIT THAT YOU ELECT
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GUARANTEED MINIMUM DEATH BENEFIT CHARGE (calculated as a percentage of the applicable benefit base. Deducted annually(1) on each contract date anniversary for which the benefit is in effect):

   o  Standard death benefit (available only with the Guaranteed minimum income
      benefit)                                                                             0.00%

   o  GWBL Standard death benefit                                                          0.00%

   o  Annual Ratchet to age 85                                                             0.25% of the Annual Ratchet to age 85
                                                                                           benefit base

   o  Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85                          0.60% of the greater of 6% Roll-Up to
                                                                                           age 85 benefit base or the Annual
                                                                                           Ratchet to age 85 benefit base, as
                                                                                           applicable

   o  GWBL Enhanced death benefit                                                          0.30% of the GWBL Enhanced death
                                                                                           benefit base
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GUARANTEED MINIMUM INCOME BENEFIT CHARGE (calculated as a
percentage of the applicable benefit base. Deducted annually(1) on each
contract date anniversary for which the benefit is in effect.)                             0.65%
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GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE(1) (cal-                             0.60% for the Single Life option
culated as a percentage of the GWBL benefit base. Deducted annually                        0.75% for the Joint Life option
on each contract date anniversary.)

If your GWBL benefit base ratchets, we reserve the right to increase                       0.75% for the Single Life option
your charge up to:                                                                         0.90% for the Joint Life option

Please see "Guaranteed withdrawal benefit for life" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," later in this prospectus.
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NET LOAN INTEREST CHARGE -- TSA CONTRACTS ONLY                                             2.00%(2)
(calculated and deducted daily as a percentage of the outstanding loan amount)
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11 Fee table

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You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.



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PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  ----       ----
other expenses)(3)                                                                 1.59%      2.53%



This table shows the fees and expenses for 2009 as an annual percentage of each portfolio's daily average net assets.



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                                                                                         TOTAL
                                                                           ACQUIRED      ANNUAL       FEE
                                                                          FUND FEES      EXPENSES    WAIVERS     NET ANNUAL
                                                                             AND         (BEFORE     AND/OR       EXPENSES
                                     MANAGE-                              EXPENSES       EXPENSE     EXPENSE       (AFTER
                                      MENT       12B-1       OTHER       (UNDERLYING     LIMITA-    REIMBURSE-     EXPENSE
 PORTFOLIO NAME                      FEES(4)    FEES(5)   EXPENSES(6)   PORTFOLIOS)(7)    TIONS)     MENTS(8)    LIMITATIONS)
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Balanced Strategy               0.10%       0.25%       0.66%           0.58%          1.59%      (0.54)%        1.05%
AXA Conservative Growth Strategy    0.10%       0.25%       1.04%           0.57%          1.96%      (0.96)%        1.00%
AXA Conservative Strategy           0.10%       0.25%       1.65%           0.53%          2.53%      (1.58)%        0.95%
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Notes:

(1) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that contract year.

(2) We charge interest on loans under TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under TSA contracts" later in this prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios.

(4) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (8) for any expense limitation agreement infor mation.

(5) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trust pursuant to Rule 12b-1 under the Investment Com pany Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class IB shares is 0.50% of the average daily net assets attributable to those shares. Under arrangements approved by the Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2011.

(6) Other expenses shown are those incurred in 2009. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreement information.

(7) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests.

(8) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. AXA Equitable, the investment manager of EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2011 (unless the Board of Trustees of EQ Advisors Trust consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for the underlying Trust for more information about the arrangements.



EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 along with the Guaranteed minimum income benefit) would pay in the situations illustrated.

The fixed maturity options and guaranteed interest option are not covered by the example. However, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and guaranteed interest option. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the pre-

                                                                    Fee table 12

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vious charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


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                                                                                           IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                                   IF YOU ANNUITIZE AT THE END OF THE        CONTRACT AT THE END OF THE APPLICABLE
                                                       APPLICABLE TIME PERIOD                               TIME PERIOD
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                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
(a) assuming maximum fees and expenses of
    any of the Portfolios                       N/A       $1,974     $3,090      $6,010     $535     $1,624     $2,740     $5,660
(b) assuming minimum fees and expenses of
    any of the Portfolios                       N/A       $1,688     $2,631      $5,190     $436     $1,338     $2,281     $4,840
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CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus, for the unit values and number of units outstanding as of the periods shown for each of the variable investment options, available as of December 31, 2009.


13 Fee table

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1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." Your initial contribution must be from the transfer of the cash value of an EQUI-VEST(SM) traditional IRA, Roth IRA, NQ or TSA or the same IRA and NQ contract types offered in EQUI-VEST(R) Express that you currently own under which withdrawal charges no longer apply. The contract that you purchase must be the same type of contract (for example, an NQ contract to an NQ contract; or a Roth IRA contract to a Roth IRA contract) except for a SEP, SARSEP or SIMPLE IRA for which an IRA contract will be purchased. We also offer direct rollovers to IRAs for TSA contracts. We require a minimum initial contribution of $50,000 for you to purchase a contract. Any additional contributions must also be a transfer of the total cash value of an EQUI-VEST(R) traditional IRA, Roth IRA, NQ, or TSA or the same IRA and NQ contract types offered in EQUI-VEST(R) Express(SM) that you own to a contract of the same type (under which withdrawal charges no longer apply). Additional contributions may be made up to age 86*. Ongoing contributions are not permitted. The following table summarizes our rules regarding contributions to your contract. Both the owner and annuitant named in the contract must meet the age requirements shown in the table.


o Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of additional contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

In order to purchase an EQUI-VEST(R) At Retirement(SM) contract, you must select at least one of the optional benefits available under EQUI-VEST(R) At Retirement(SM). However, the standard death benefit can only be elected if GMIB is elected.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The annuitant is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life.
--------------------------------------------------------------------------------

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              AVAILABLE
CONTRACT    FOR OWNER AND
TYPE        ANNUITANT AGES    SOURCE OF CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
NQ**        55 through 85    Transfer from an existing EQUI-VEST(R) or EQUI-VEST(R) Express(SM) NQ contract
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IRA         55 through 85    Transfer from an existing EQUI-VEST(R) or EQUI-VEST(R) Express(SM) IRA (including QP IRA), SEP,
                             SARSEP or SIMPLE IRA contract
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA    55 through 85    Transfer from an existing EQUI-VEST(R) or EQUI-VEST(R) Express(SM) Roth IRA contract
------------------------------------------------------------------------------------------------------------------------------------
TSA***      55 through 85    Transfer from an existing EQUI-VEST(R) TSA contract (employer or plan approval required. Contract must continue to be part of a 403(b) plan)
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* See "Guaranteed withdrawal benefit for life ("GWBL")" later in this prospectus for a discussion of limits on subsequent contributions when you elect that benefit.

** For NQ, both Owner(s) and Annuitant must meet issue age requirements. If there are more than 2 owners on the existing EQUI-VEST(R) contract, a change of owner form must be completed so that there are only 2 owners before the transfer to an EQUI-VEST(R) At Retirement(SM) contract is requested. Joint owners are available for NQ contracts only.

*** The following applies only to TSA contracts: EQUI-VEST(R) At Retirement(SM)
    TSA is not available if you have made designated Roth contributions to your original EQUI-VEST(R) TSA contract. Also, due to federal tax law changes, we permit funds from an EQUI-VEST(R) TSA contract which would qualify to be transferred to an EQUI-VEST(R) At Retirement(SM) TSA (or which were transferred to EQUI-VEST(R) At Retirement(SM) TSA), to be directly rolled over to an EQUI-VEST(R) At Retirement(SM) IRA instead. This would apply in situations where the EQUI-VEST(R) At Retirement(SM) TSA would not continue to be part of a 403(b) plan. See the discussion under "Tax information" later in this prospectus.

See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract, see "Dates and prices at which contract events occur" in "More information" later in this prospectus. Please review your contract for information on contribution limitations.

                                               Contract features and benefits 14

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OWNER AND ANNUITANT REQUIREMENTS

Under all IRA and TSA contracts, the owner and annuitant must be the same individual. Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability corporations to be owners. We also reserve the right to prohibit availability of this contract to other non-natural owners. For NQ contracts, we limit ownership to two joint owners. Only natural persons can be joint owners.

For the Spousal continuation feature to apply, the spouses must either be joint owners or for Single life contracts, the surviving spouse must be the sole primary beneficiary. If your EQUI-VEST(R) NQ contract has a spousal joint owner, upon transfer to the EQUI-VEST(R) At Retirement(SM) contract such joint owner will automatically become the successor owner under the EQUI-VEST(R) At Retirement(SM) contract. If there is a successor owner named on your EQUI-VEST(R) NQ contract, it will not automatically carry over to the EQUI-VEST(R) At Retirement(SM) contract because successor owner (without rights) will not be available.

The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules.

Certain benefits under your contract, as described later in this prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. If GWBL is elected, the term owner is intended to be references to annuitant if the contract has a non-natural owner.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as indicated for TSA contracts below, contributions to your EQUI-VEST(R) at Retirement(SM) contract can only be made through a direct transfer from an EQUI-VEST(R) or EQUI-VEST(R) Express(SM) contract that you own to the same type of contract. That is, a traditional IRA must be transferred to a traditional IRA; a Roth IRA must be transferred to a Roth IRA; an NQ contract must be exchanged for another NQ contract with the same owner(s) and annuitant. In the case of a SEP, SARSEP or SIMPLE IRA, a traditional IRA will be purchased.

The following applies only to TSA contracts: EQUI-VEST(R) At Retirement(SM) is not available if you have made designated Roth contributions to your original EQUI-VEST(R) TSA contract. A direct TSA to TSA contract transfer (whether a contract exchange under the same 403(b) plan or a 403(b) plan to another 403(b) plan direct transfer) may still be made from an EQUI-VEST(R) TSA contract, but only with employer or plan approval and only if the contract continues to be part of a 403(b) plan. Also, due to federal tax law changes, we permit funds from an EQUI-VEST(R) TSA contract which would qualify to be transferred to an EQUI-VEST(R) At Retirement(SM) TSA (or which were transferred to EQUI-VEST(R) At Retirement(SM) TSA), to be directly rolled over to an EQUI-VEST(R) At Retirement(SM) IRA instead. This would apply in situations where the EQUI-VEST(R) At Retirement(SM) TSA would not continue to be part of a 403(b) plan. See the discussion under "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?


You can choose from among the variable investment options, the guaranteed interest option and the fixed maturity options. If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option and the variable investment options. Certain investment options may not be available in all states. See Appendix V. Certain variable investment options may not be available, depending on when you purchased your contract. (See the front cover of this Prospectus for a full list of which variable investment options are available under your contract.)



VARIABLE INVESTMENT OPTIONS


Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields. Listed below are the currently available portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and to limit the number of variable investment options you may elect.


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PORTFOLIOS OF THE TRUSTS


The AXA Strategic Allocation Portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Strategic Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Strategic Allocation Portfolios. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of EQ Advisors Trust. The chart below indicates the objective for each portfolio.



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EQ ADVISORS TRUST --
CLASS B SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME              OBJECTIVE                                                 APPLICABLE)
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AXA BALANCED STRATEGY       Seeks long-term capital appreciation and current income   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY   Seeks a high level of current income.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH     Seeks current income and growth of capital, with a        o AXA Equitable
 STRATEGY                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 628-6673.


                                               Contract features and benefits 16

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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

We assign an interest rate each month to amounts allocated to the guaranteed interest option. This rate is guaranteed for a specified period.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but do not reflect the deduction of any optional benefit charges.

See Appendix V later in this prospectus for state availability.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2010 ranges from 1.50% to 3.00%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this prospectus for restrictions on transfers to and from the guaranteed interest option.


FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for annuitant ages 76 and above. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o   the rate to maturity is 3%; or

o   the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) withdraw the maturity value.


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 16, 2010, the next available maturity date was June 15, 2017 (see "About our fixed maturity options" in "More Information," later in this prospectus). We may change our procedures in the future.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and

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does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II at the end of this prospectus provides an example of how the market value adjustment is calculated.


ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all, of the variable investment options, guaranteed interest option and fixed maturity options (subject to restrictions in certain states--see Appendix V later in this prospectus for state variations). Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Only one amount may be allocated to any one fixed maturity option. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.


The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.



GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL Enhanced death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section. The standard death benefit can only be selected with GMIB. Any of the enhanced death benefits can be selected by themselves or with GMIB.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.



STANDARD DEATH BENEFIT.

Your benefit base is equal to:


o   your initial contribution and any additional contributions to the contract;
    less

o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.


6% ROLL-UP TO AGE 85

(USED FOR THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to:


o   your initial contribution and any additional contributions to the contract;
    plus

o   daily roll-up; less


o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this prospectus.

The effective annual roll-up rate credited to this benefit base is 6% with respect to the variable investment options. The effective annual roll-up rate may be 4% in some states. Please see Appendix V to see what applies in your state.

The effective annual roll-up rate with respect to the fixed maturity options, the guaranteed interest option and the loan reserve account under TSA (if applicable) is 3%.


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The benefit base stops rolling up after the contract anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. For contracts with non-natural owners, the benefit base stops rolling up after the contract anniversary following the annuitant's 85th birthday.


ANNUAL RATCHET TO AGE 85

(USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, AND THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to the greater of either:


o your initial contribution to the contract (plus any additional contributions),

                                       or

o your highest account value on any contract anniversary up to the contract anniversary following the owner's (or older joint owner's, if applicable) 85th birthday, plus any contributions made since the most recent ratchet occurred, less

o a deduction that reflects any withdrawals you make. The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

For contracts with non-natural owners, the last contract anniversary a ratchet could occur is based on the annuitant's age.


GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT

Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET

If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or on any later contract date anniversary until age 75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.


We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset for five years. If after your death your spouse continues this contract, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is owner (or older joint owner, if applicable) age 75. For contracts with non-natural owners, reset eligibility is based on the annuitant's age.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset; you may not exercise until the tenth contract date anniversary following the date of the reset. See "Guaranteed minimum income benefit option--Exercise rules" below for more information regarding the 10 year waiting period. Please note that resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, although there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this prospectus. Also, owners of IRA and TSA contracts whose lifetime required minimum distributions must begin before the end of the new exercise waiting period should consider carefully before resetting their rollup benefit base. If the required minimum distributions exceed 6% of the reset benefit base, they would cause a pro rata reduction in the benefit base. On the other hand, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions actually exceed the 6% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed in "Guaranteed minimum income benefit option" below and annuity payout options are discussed in "Accessing your money" later in this prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options but we will always use the guaranteed purchase factors to determine your periodic payments under the Guaranteed minimum income benefit.


GUARANTEED MINIMUM INCOME BENEFIT OPTION ("GMIB")

The Guaranteed minimum income benefit is available if the owner is age 55 through 75 at the time the contract is issued. If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is

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described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If you elect the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If the owner was older than age 60 at the time an IRA or TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age as follows:

--------------------------------------------------------------------------------
                                 LEVEL PAYMENTS
--------------------------------------------------------------------------------
                                             PERIOD CERTAIN YEARS
                                  ----------------------------------------------
      OWNER'S
  AGE AT EXERCISE                        IRAS                      NQ
--------------------------------------------------------------------------------
  75 and younger                         10                        10
        76                                9                        10
        77                                8                        10
        78                                7                        10
        79                                7                        10
        80                                7                        10
        81                                7                        9
        82                                7                        8
        83                                7                        7
        84                                6                        6
        85                                5                        5
--------------------------------------------------------------------------------
We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this prospectus.
--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------
When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your account value at our then current annuity purchase factors. For TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. The payments will be less than 1/12 or 1/4 of the annual payments, respectively, due to the effect of interest compounding. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except, as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

o If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

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o If your aggregate withdrawals during any contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year) or in the first contract year, all contributions received in the first 90 days;

o   Upon the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our RMD Automatic withdrawal option, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6% of your Roll-Up benefit base.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this prospectus, assuming no additional contributions, withdrawals or loans under TSA contracts, and assuming there were no allocations to the guaranteed interest option, the fixed maturity options or the loan reserve account.


--------------------------------------------------------------------------------
                                                GUARANTEED MINIMUM INCOME
      CONTRACT DATE                          BENEFIT -- ANNUAL INCOME PAY-
 ANNIVERSARY AT EXERCISE                             ABLE FOR LIFE
--------------------------------------------------------------------------------
            10                                          $11,891
            15                                          $18,597
--------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information, within 30 days following your contract date anniversary in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner will become the annuitant, and the contract will be annuitized on the basis of the owner's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES.

You are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii) if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii) for EQUI-VEST(R) At Retirement(SM) TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an EQUI-VEST(R) At Retirement(SM) IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(iv) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the date of the reset. Please note that resetting your Roll-Up benefit base will lengthen the waiting period;

(v) a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules.

(vi) if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the older owner's age; and

(vii) if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

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Your contract provides a death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions adjusted for any withdrawals. The standard death benefit, available at no additional charge, may be elected only in conjunction with the Guaranteed minimum income benefit. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

For an additional charge, you may elect one of the enhanced death benefits. If you elect one of the enhanced death benefits, (not including the GWBL Enhanced death benefit) the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals, whichever provides the higher amount. See "Payment of death benefit" later in this prospectus for more information.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. For contracts with non-natural owners, the death benefit will be payable upon the death of the annuitant. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this prospectus for more information.

Any of the enhanced death benefits can be elected by themselves or with the Guaranteed minimum income benefit. The standard death benefit may only be elected with the Guaranteed minimum income benefit.


OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR OWNER (OR OLDER JOINT OWNER, IF APPLICABLE) AGES 55 THROUGH 75 AT ISSUE. FOR CONTRACTS WITH NON-NATURAL OWNERS, THE AVAILABLE DEATH BENEFITS ARE BASED ON THE ANNUITANT'S AGE.

Subject to state availability, you may elect one of the following enhanced death benefits (see Appendix V later in this prospectus for state availability of these benefits):

o   ANNUAL RATCHET TO AGE 85.

o   THE GREATER OF THE 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit " in "Accessing your money" later in this prospectus for more information on these guaranteed benefits.

See Appendix III later in this prospectus for an example of how we calculate an enhanced death benefit.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")


For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this prospectus. Your investment options will be limited to the guaranteed interest option and the variable investment options.


You may buy this benefit on a single life ("Single life") or a joint life ("Joint life") basis. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner (or annuitant, for non-natural owners).

The successor owner must be the owner's spouse. If your EQUI-VEST(R) contract has a spousal joint owner, upon transfer to the EQUI-VEST(R) At Retirement(SM) contract, such joint owner will automatically become the successor owner under the EQUI-VEST(R) At Retirement(SM) contract. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or
(ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis.

Joint life TSA contracts are not permitted. For NQ contracts with two owners, the GWBL benefit cannot be elected if the owners are not spouses.

The cost of the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this prospectus for a description of the charge.

You should not purchase this benefit if:

o You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

o   You are interested in long term accumulation rather than taking withdrawals;
    or

o You plan to use it for withdrawals prior to age 59-1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this prospectus.

The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not

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entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will have little or no value to the surviving same-gender spouse or partner. You should consult with your tax advisor for more information on this subject.

For traditional IRAs and TSA contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this prospectus, including utilizing our RMD Automatic withdrawal option. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWBL benefit base increases by the dollar amount of any additional contributions.

o Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual ratchet" and "5% deferral bonus."

o Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.


GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint life contracts, the initial Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For contracts held by non-natural owners, the initial Applicable percentage is based on the annuitant's age at the time of the first withdrawal. For IRA and TSA contracts, if you have to take a required minimum distribution
(RMD) and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage. If your GWBL benefit base ratchets, as described below in this section under "Annual Ratchet," on any contract anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

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AGE                                   APPLICABLE PERCENTAGE
--------------------------------------------------------------------------------
55-64                                         4.0%
65-74                                         5.0%
75-84                                         6.0%
85 and older                                  7.0%
--------------------------------------------------------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

    o The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

    o The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage currently in effect, multiplied by the reset GWBL benefit base.

You should not purchase this contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract value" later in this prospectus.

23  Contract features and benefits

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In general, if you purchase this contract as a traditional IRA or TSA and participate in our RMD Automatic withdrawal option, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this prospectus. Loans are not available under TSA contracts if GWBL is elected.


ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this prospectus.


5% DEFERRAL BONUS

At no additional charge, during the first ten contract years, in each year you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 5% of your total contributions. If the Annual Ratchet (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any additional contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.


ADDITIONAL CONTRIBUTIONS

If you elect GWBL, additional contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the dollar amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.


GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 55-85, and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 55-75.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWBL Enhanced death benefit base increases by the dollar amount of any additional contribution;

o Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

o Your GWBL Enhanced death benefit base increases by any 5% deferral bonus, as described above in this section; and

o Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

If you elect either the GWBL Standard death benefit or the GWBL Enhanced death benefit, the death benefit is equal to your account value (without adjustment for any otherwise applicable market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals), whichever provides a higher amount.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits.

If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

                                              Contract features and benefits  24

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However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

o Your EQUI-VEST(R) At Retirement(SM) contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the EQUI-VEST(R) At Retirement(SM) contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant will be the same as under your EQUI-VEST(R) At Retirement(SM) contract.

o   No additional contributions will be permitted.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled lump sums, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar for dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the Guaranteed withdrawal benefit for life and the GWBL Enhanced death benefit will no longer apply.

o If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.


OTHER IMPORTANT CONSIDERATIONS

o This benefit may be of limited usefulness to you if you do not intend to take any withdrawals.

o Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

o Withdrawals are not considered annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty before age 59-1/2. See "Tax information" later in this prospectus.

o All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.

o If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

o The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

o   If you transfer ownership of this contract, you terminate the GWBL benefit.

o Withdrawals are available under other annuity contracts we offer and this contract without purchasing a withdrawal benefit.

o For IRA and TSA contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage.

o If you elect GWBL on a joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund or reinstate your original EQUI-VEST(R) contract. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix V to find out what applies in your state.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions, plus any interest credited. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Under TSA contracts, your refund will be less any amounts in the loan reserve account. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o   you cancel your contract during the free look period; or

o   you change your mind before you receive your contract.

25  Contract features and benefits

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If you cancel your EQUI-VEST(R) At Retirement(SM) contract during the free look period and choose to reinstate your EQUI-VEST(R) or EQUI-VEST(R) Express(SM) contract, the death benefit under your EQUI-VEST(R) or EQUI-VEST(R) Express(SM) contract will be restored to its value before the transfer to the EQUI-VEST(R) At Retirement(SM) contract occurred. Please see "Tax information" later in this prospectus for possible consequences of cancelling your contract.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrender of your contract to receive its cash value," later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus for possible consequences of cancelling your contract.

Our processing office, or your financial professional, can provide you with the cancellation instructions.

                                              Contract features and benefits  26

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2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; and (iv) the loan reserve account (applicable to TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of optional benefit charges; and (ii) the amount of any outstanding loan plus accrued interest (applicable to TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect additional contributions;

(ii)  decreased to reflect a withdrawal;

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit and/or Guaranteed withdrawal benefit for life charges, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix V later in this prospectus for any state variations with regard to terminating your contract.


GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this prospectus for information on this feature.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to a GWBL Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWBL Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this prospectus.

27  Determining your contract's value

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3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o If an owner or annuitant is age 76 or older, you must limit your transfers to fixed maturity options with maturities of five years or less.

o We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

o If you already have an amount in a fixed maturity option, you may not add additional amounts to that same option.

o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

o A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

In addition, we reserve the right to restrict transfers into and among variable investment options including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Dollar Cost Averaging" below in this section) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

                            Transferring your money among investment options  28

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We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trust has not implemented such a fee. If a redemption fee is implemented by the trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trust to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trust will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option under a dollar cost averaging program.

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Units measure your value in each variable investment option.
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For information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" under "Contract features and benefits" earlier in this prospectus.



INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. Election of either option is subject to the 25% allocation restriction into the guaranteed interest option. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.


FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers will be made on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.


In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."


INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option into the variable investment options of your choice. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your


29  Transferring your money among investment options

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election and on the last business day of each month thereafter to participate in the interest sweep option.


WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.


o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.


                            Transferring your money among investment options  30

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4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract value" earlier in this prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

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                                    METHOD OF WITHDRAWAL
                 ---------------------------------------------------------------
                                                     LIFETIME REQUIRED
                                                         MINIMUM
     CONTRACT         PARTIAL        SYSTEMATIC        DISTRIBUTION
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NQ                      Yes              Yes               No
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IRA                     Yes              Yes               Yes
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Roth IRA                Yes              Yes               No
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TSA*                    Yes*             Yes*              Yes*
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*     Not if a loan is outstanding.

GWBL AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract anniversaries with any Annual ratchet or a 5% deferral bonus.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with the Annual ratchet or a 5% deferral bonus. If you would like to increase your payments, you must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

We do not anticipate that Guaranteed annual withdrawals made under the GWBL maximum or customized payment plan will qualify for an age 59-1/2 penalty tax exception. See "Early distribution penalty tax" in "Tax Information" later in this prospectus.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time (unless you have a TSA contract that has an outstanding loan). The minimum amount you may withdraw is $300. If you elect to take partial withdrawals, you should monitor your withdrawals to ensure that you do not exceed your Guaranteed annual payment amount in any contract year and cause an Excess withdrawal. As discussed earlier in this prospectus, Excess withdrawals may significantly reduce the value of the GWBL benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this prospectus.

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan, if applicable.


SYSTEMATIC WITHDRAWALS
(All contracts except contracts with GWBL)

If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals on a monthly or quarterly basis (unless you have a TSA contract that has an outstanding loan). The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not

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later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.


You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2) Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

(3) You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

If you are invested in fixed maturity options, you may not elect option (1) or
(2).

You can cancel the systematic withdrawal option at any time.

You may elect to take systematic withdrawals at any time. If you own a TSA contract, you may not elect systematic withdrawals if you have a loan outstanding.

Systematic withdrawals are not available if you have elected the Guaranteed withdrawal benefit for life.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(IRA and TSA contracts only -- See "Tax information" later in this prospectus)


We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit, amounts withdrawn from the contract to meet required minimum distributions will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this prospectus.

You may elect this option in the year in which you reach age 70-1/2 or in any later year. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300 or your account value, whichever is less. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this prospectus for your specific type of retirement arrangement.

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For IRA and TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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Under TSA contracts, you may not elect our RMD automatic withdrawal option if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our RMD Automatic withdrawal option, any lifetime required minimum distribution payment we make to you under our RMD Automatic withdrawal option will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our RMD Automatic withdrawal option, we will make an extra payment, if necessary, in December that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawal may cause an Excess withdrawal. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess Withdrawals" in "Contract features and benefits" earlier in this prospectus.

If you elect our RMD Automatic withdrawal option and elect to take your Guaranteed annual withdrawal amount in partial withdrawals, we will make a payment, if necessary, in December that will equal your required minimum distribution less all withdrawals made through November 30th. Any RMD payment we make to you under our RMD Automatic withdrawal option will not be treated as an Excess withdrawal; however, any other withdrawals in the same contract year may

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be treated as Excess withdrawals even if those withdrawals are less than your lifetime required minimum distribution payment.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our RMD automatic withdrawal option causes your cumulative withdrawals in the contract year to exceed 6% of the Roll- Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of IRA and TSA contracts generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset" in "Contract features and benefits" earlier in this prospectus.


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to withdrawals from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE

If you are receiving Required Minimum Distribution payments from an IRA or TSA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your TSA or IRA contract directly into an existing EQUI-VEST(R) or EQUI-VEST(R) Express(SM) NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

In general, withdrawals (including required minimum distributions) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

With respect to the Guaranteed minimum income benefit and the greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, withdrawals will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during the contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including required minimum distributions) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.


HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Our Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a dollar for dollar basis up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, however, your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract issued will become your minimum death benefit, and it will no longer increase. The minimum death benefit will be reduced dollar-for-dollar by each payment. You are guaranteed to receive the minimum death benefit. If you or a successor owner (if applicable) die prior to receiving that amount, any remaining minimum death benefit will be paid to your beneficiary.


WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash

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value. In addition, we have the right to pay the cash value and terminate this contract if the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWBL Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWBL Excess withdrawal. In other words, if you take a GWBL Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract value" earlier in this prospectus. Please also see "Guaranteed withdrawal benefit for life" in "Contract features and benefits," earlier in this prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


LOANS UNDER TSA CONTRACTS

As a result of federal tax law changes beginning in 2007, loans are not available under an EQUIVEST(R) At Retirement(SM) TSA contract without employer or plan administrator approval. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

If loans are available: You should read the terms and conditions on our loan request form carefully before taking out a loan. Your contract contains further details of the loan provision. We will not permit you to take a loan while you are enrolled in our "required minimum distribution (RMD) automatic withdrawal option." We may also restrict the availability of loans if you have not fully repaid the entire outstanding balance of any prior loan.

If you exercise the GMIB option, any outstanding loan amount must be repaid or the loan will be defaulted.

We permit only one loan to be outstanding at any time. When you take a loan we will transfer certain amounts to a loan reserve account.

A loan with respect to an EQUI-VEST(R) At Retirement(R) TSA contract, will not be treated as a taxable distribution unless:

o   it exceeds limits of federal income tax rules; or

o   interest and principal are not paid when due.

Loans under TSA contracts are discussed further in "Tax information" later in this prospectus. The tax consequences of failure to repay a loan when due are substantial and may result in severe restrictions on your ability to borrow amounts. Please see Appendix V later in this prospectus for any state restrictions you may be subject to if you take a loan from a TSA contract. Also, see "Tax information" later in this prospectus for general rules applicable to loans.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer to a "loan reserve account" an amount equal to the sum of (i) the loan amount, which will earn interest at the "loan reserve account rate" during the loan term, and (ii) 10% of the loan amount, which will earn interest at the guaranteed interest rate. You may not make any withdrawals or transfers among investment options or any other transaction from the loan reserve account until after repayment of the principal amount then due. You may specify on the loan request form from which investment option(s) the loan reserve account will be funded.

The "loan reserve account rate" will equal the loan interest rate minus a maximum rate of 2%.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract value" and Guaranteed withdrawal benefit for life" in "Contract features and benefits" earlier in this prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

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(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and fixed maturity options (other than for death benefits) for up to six months while you are living.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as EQUI-VEST(R) At Retirement(SM) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your EQUI-VEST(R) At Retirement(SM) contract, all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your EQUI-VEST(R) At Retirement(SM) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your EQUI-VEST(R) At Retirement(SM) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix V later in this prospectus for variations that may apply in your state.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life" in "Contract features and benefits" earlier in this prospectus for further information.


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Fixed annuity payout options            Life annuity
                                        Life annuity with period certain
                                        Life annuity with refund certain
                                        Period certain annuity
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Variable Immediate Annuity              Life annuity
    payout options (as described in     Life annuity with period certain
    a separate prospectus for this
    option)
--------------------------------------------------------------------------------
Income Manager(SM) payout options       Life annuity with period certain
    (available for owners and annu-     Period certain annuity
    itants age 83 or less at contract
    issue) (as described in a sepa-
    rate prospectus for this option)
--------------------------------------------------------------------------------
o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

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FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(SM) PAYOUT OPTIONS

The Income Manager(SM) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(SM) payout annuity contract. You may request an illustration of the Income Manager(SM) payout annuity contract from your financial professional. Income Manager(SM) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(SM) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(SM) payout options provide guaranteed level payments. The Income Manager(SM) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only).

For TSA contracts, if you want to elect an Income Manager(SM) payout option, we will first roll over amounts in such contract to an IRA contract.

You may choose to apply only part of the account value of your EQUI-VEST(R) At Retirement(SM) contract to an Income Manager(SM) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your EQUI-VEST(R) At Retirement(SM). For the tax consequences of withdrawals, see "Tax information" later in this prospectus.

The Income Manager(SM) payout options are not available in all states.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the EQUI-VEST(R) At Retirement(SM) contract date. Except with respect to the Income Manager(SM) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will decrease if you increase the duration or frequency of a non-life contingent annuity or the certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

We will send you a notice with your contract statement one year prior to your maturity date. If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(SM) payout option is chosen. If you do not respond to the notice within the 30 days following your maturity date, your contract will be annuitized automatically.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is based on the age of the annuitant at contract issue and cannot be changed other than in conformance with applicable law. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the annual statement one year prior to the maturity age.

Please see Appendix V later in this prospectus for variations that may apply in your state.

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5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risks charge

o   An administrative charge

o   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary, a charge for each optional benefit that you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; and the Guaranteed withdrawal benefit for life.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. A variable immediate annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. The daily charge is equivalent to an annual rate of 0.80% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.


ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.


DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE

There is no annual administrative charge for your EQUI-VEST(R) At
Retirement(SM) contract.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, on other than a contract date anniversary, we

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will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract value" earlier in this prospectus.


STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.


GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix V later in this prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are still insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract value" earlier in this prospectus.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE


If you elect the Guaranteed withdrawal benefit for life ("GWBL"), we deduct a charge annually as a percentage of your GWBL benefit base on each contract anniversary. If the single life option is in effect, the charge is equal to 0.60%. If the Joint Life option is in effect, the charge is equal to 0.75%. We will deduct this charge from your value in the variable investment options in which you are invested and the guaranteed interest option (see Appendix V later in this prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid on other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.


GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we reserve the right to raise the charge at the time of an annual ratchet. The maximum charge for the single life option is 0.75%. The maximum charge for the Joint Life option is 0.90%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

For Joint life contracts, if the successor owner is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY ANNUITIZATION PAYOUT OPTION
ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity annuitization payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.


CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

o   Management fees of 0.10%.


o   12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o   Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trust.



GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

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Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT


You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under NQ jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.


The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable.


EFFECT OF THE OWNER'S DEATH

In general, if you die while the contract is in force, the contract terminates and the applicable death benefit is paid. If the NQ contract is jointly owned, the death benefit is payable upon the death of the older owner. If the NQ contract has a non-natural owner, the death benefit is payable upon the death of the annuitant. For IRA and NQ Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option. For NQ contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature, as discussed below. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. For NQ contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner as discussed below, under "Spousal continuation."

If the beneficiary is not the surviving spouse or if the surviving joint owner is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.


NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION (NQ only)

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher. The surviving owner can elect to
(1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. No subsequent contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. No subsequent contributions will be permitted.


SPOUSAL CONTINUATION (IRA and NQ only)

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own an NQ contract with your spouse, your spouse may elect to continue the contract as successor owner upon

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your death. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation.

The younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit or continue the contract, as follows:

o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o The applicable Guaranteed minimum death benefit option may continue as follows:

       o If the surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit you elected continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

       o If the surviving spouse is age 75 or younger on the date of your death, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

       o If the surviving spouse is age 76 or over on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.


       o If the Guaranteed minimum death benefit continues, the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

       o For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this prospectus.

o If you elect GWBL on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. No subsequent contributions will be permitted. If you elect GWBL on a Single life basis, the benefit and charge will terminate.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed minimum death benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

o If you elect GWBL, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

If there is a change in owner or primary beneficiary, the Spousal continuation option will be terminated. If you divorce, Spousal continuation does not apply.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA, TSA and NQ contracts. Please speak with your financial professional or see Appendix V later in this prospectus for further information.

For Joint life contracts with GWBL, beneficiary continuation option is only available after the death of the second owner.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA, ROTH IRA AND TSA CONTRACTS ONLY.


The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value adjusted for any subsequent withdrawals.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments

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must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA and TSA contracts, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this prospectus in "Tax information" under "Individual retirement arrangements
(IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for traditional IRA, Roth IRA, and TSA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o   The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GWBL or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o   Loans will no longer be available for TSA contracts.

o The beneficiary may choose at any time to withdraw all or a portion of the account value.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o   The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GWBL or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.


o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.


o   Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we

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    receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value adjusted for any subsequent withdrawals.

If the deceased is the younger non-spousal joint owner:

o   The annuity account value will not be reset to the death benefit amount.

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7. Tax information

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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(R) At Retirement(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, the amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as EQUI-VEST(SM) At Retirement(SM)'s choice of death benefits, the Guaranteed withdrawal for life benefit, the Guaranteed minimum income benefit, selection of variable investment options, guaranteed interest option, fixed maturity options and its choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract.



SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012. Please note that AXA Equitable does not offer a conversion feature in EQUI-VEST(R) at Retirement(SM) contracts. If you convert from a 403(b) contract or traditional IRA contract to a Roth IRA, you will have to surrender your EQUI-VEST(R) at Retirement(SM) contract and purchase a new Roth IRA contract which is not an EQUI-VEST(R) at Retirement(SM) contract. You and your tax advisor should consider the loss of guaranteed benefits and the potential of a new surrender charge schedule in the new Roth IRA before you decide to convert.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);


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o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes. These withdrawals are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable. It reduces the investment in the contract.


ANNUITY PAYMENTS

Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this prospectus, as well as GMIB and other annuitization payments that are based on life or life expectancy, are considered annuity payments for tax purposes. Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

In order to get annuity payment tax treatment described here, all amounts under the contract must be applied to an annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

The sole way to purchase an EQUI-VEST(R) At Retirement(SM) NQ contract is through a transfer of funds from the original EQUI-VEST(R) contract which is the source contract. Normally, exchanges of contracts are taxable events. The transfer will be a tax deferred exchange under Section 1035 of the Internal Revenue Code if:

o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract.

o The owner and the annuitant are the same under the original EQUI-VEST(R) contract and the EQUI-VEST(R) At Retirement(SM) NQ contract.

The tax basis, also referred to as your investment in the contract, of the original EQUI-VEST(R) contract carries over to the EQUI-VEST(R) At Retirement(SM) NQ contract.

Section 1035 exchanges are generally not available after the death of the owner or annuity, as applicable. Partial 1035 exchanges are not available to purchase an EQUI-VEST(R) At Retirement(SM) contract.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER
YOUR DEATH


For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.



EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:
o on or after your death; or

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o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)
GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets funding the account typically include mutual funds and/or individual stocks and/or securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).


AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for an opinion letter from the IRS to approve the respective forms of the EQUI-VEST(R) At Retirement(SM) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the EQUI-VEST(R) At Retirement(SM) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this prospectus. If you cancel a traditional IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:

o   "regular" contributions out of earned income or compensation; or

o   tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

This IRA may be funded through direct transfer of funds only and not through regular or rollover contributions.


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WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R.


If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, under technical income tax rules; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVER AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.



ROLLOVERS TO ELIGIBLE RETIREMENT PLANS


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.



Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your "Required Beginning Date," which is April


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1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "required minimum distribution (RMD) automatic withdrawal options." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.


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NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.


SUCCESSOR OWNER AND ANNUITANT

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.


SPOUSAL CONTINUATION

If the contract is continued under spousal continuation then the required minimum distribution rules are applied as if your surviving spouse is the contract owner..


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies using an IRS-approved distribution method). We do not anticipate that Guaranteed annual payments made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as lump sums will qualify for this exception if made before age 59-1/2.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The EQUI-VEST(R) At Retirement(SM) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Generally, individuals may make four different types of contributions to purchase a Roth IRA or as later additions to an existing Roth IRA:

o   regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

This Roth IRA may be funded only through direct transfer of funds and not through regular Roth IRA contributions or rollover contributions. Also, if the funds are originally in a traditional IRA, you must convert to Roth IRA in your original EQUI-VEST(R) contract before you apply the funds to an EQUI-VEST(R)Retirement contract.


RECHARACTERIZATIONS

Generally, you may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution. Any recharacterization of a Roth IRA contribution to a traditional IRA contribution, if available, must be done in the original EQUI-VEST(R) Roth IRA contract and not in the EQUI-VEST(R) At Retirement(R) contract.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


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DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o   rollovers from a Roth IRA to another Roth IRA;

o   direct transfers from a Roth IRA to another Roth IRA;

o   qualified distributions from a Roth IRA; and

o   return of excess contributions or amounts recharacterized to a traditional
    IRA.

You may roll over amounts from one Roth IRA to another Roth IRA if you complete the transaction within 60 days of when you receive the funds. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you are age 59-1/2 or older; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)   Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

      (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

      (b)   Nontaxable portion.

(3)   Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2010 and the conversion contribution is made in 2011, the conversion contribution is treated as contributed prior to other conversion contributions made in 2011.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


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BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)


GENERAL

This section of this prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)". If the rules are the same as those that apply to another kind of contract, for example, traditional IRA contracts, we will refer you to the same topic under "traditional IRAs."

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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to 2009 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status plan participation status and when and how the contract was acquired) on your personal situation.
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FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (2007 Regulations). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules apply beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

PERMISSIBLE INVESTMENTS. The 2007 Regulations retain the rule that there are generally two types of investments available to fund 403(b) plans -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) funding vehicles qualify for tax deferral.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to require a written plan document for section 403(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009 to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms. The IRS has announced relief measures for failure to have a written plan finalized by the beginning of 2009, as long as the written plan is adopted by December 31, 2009, and the plan operates in accordance with the 2007 Regulations beginning by January 1, 2009.

As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their EQUI-VEST(R) TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.

ALTHOUGH IT IS NOT CLEAR UNDER THE 2007 REGULATIONS, IT APPEARS THAT (I) ANNUITY CONTRACTS ISSUED TO EMPLOYEES TERMINATING EMPLOYMENT OR RETIRING FROM SERVICE WITH THE EMPLOYER WHICH PROVIDED THE FUNDS MAY NOT BE CONSIDERED AS 403(B) ANNUITY CONTRACTS IF NO LONGER PART OF THE EMPLOYER'S PLAN, OR (II) EVEN IF SUCH CONTRACTS RETAIN 403(B) STATUS (SO THAT AMOUNTS CAN BE ROLLED OVER INTO ANOTHER ELIGIBLE RETIREMENT PLAN WHICH AGREES TO ACCEPT THE FUNDS), TRANSACTIONS MAY BE LIMITED. FOR THIS REASON YOU SHOULD DISCUSS WITH YOUR TAX ADVISER WHETHER YOU SHOULD PURCHASE AN EQUI-VEST(R) AT RETIREMENT(SM) TSA CONTRACT OR RETAIN A PREVIOUSLY-PURCHASED CONTRACT, OR INSTEAD ROLL IT OVER INTO ANOTHER ELIGIBLE RETIREMENT PLAN WHICH WILL ACCEPT THE FUNDS, SUCH AS A TRADITIONAL IRA.

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.


EFFECT OF THE 2007 REGULATIONS ON CONTRIBUTIONS TO THE EQUI-VEST(R) AT RETIREMENT(SM) TSA CONTRACT

Because the EQUI-VEST(R) At Retirement(SM) TSA contract (i) was designed to be purchased through an individual-initiated, Rev. Rul. 90-24 tax-free direct transfer of funds from one 403(b) arrangement to another and (ii) does not accept employer-remitted contributions, contributions to an EQUI-VEST(R) At Retirement(SM) TSA contract are extremely limited as described below. EQUI-VEST(R) At Retirement(SM) TSA contracts issued pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are generally "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may


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result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.


DIRECT TRANSFER CONTRIBUTIONS

A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as discussed above.

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

The amount of any direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM TSAS

GENERAL. Certain amounts under a 403(b) TSA contract may be restricted from withdrawal but these restrictions do not apply after severance from employment with the employer who provided the funds to purchase the contract. The EQUI-VEST(R) At Retirement(SM) TSA contract is available for purchase only to TSA participants who are no longer employed with the employer who provided the funds for the purchase of the original EQUI-VEST(R) TSA contract. Prior to the 2007 Regulations, restrictions on distributions which generally apply to certain amounts in TSAs did not apply to loans, withdrawals or other payments for such severed-from-employment individuals. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. It is not clear how the 2007 Regulations affect post-separation from service contract withdrawals from the EQUI-VEST(R) At Retirement(SM) TSA. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer 403(b) plans.) Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable. EQUI-VEST(R)At Retirement(SM) TSA is not available if you have made designated Roth contributions to your original EQUI-VEST(R) TSA contract.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit


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for life ("GWBL") in "Contract features and benefits" earlier in this prospectus, as well as other annuitization payments that are based on the annuitant's life or life expectancy, are considered annuity payments for tax purposes. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS. As a result of the 2007 Regulations loans are not available without employer or plan administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

You may take loans from a TSA unless you have elected GWBL. However, particularly if you have recently been severed from employment, you may need to consult with your former employer concerning loan balance history in order to take a loan from the EQUI-VEST(R) At Retirement(SM) TSA contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan, including unpaid interest, is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer EDC plans and 403(b) plans are included in "all qualified plans of the employer" for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST(R) At Retirement(SM) TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed with respect to an EQUI-VEST(R) At Retirement(SM) contract and not repaid may be treated as a distribution if:

o   the loan does not qualify under the conditions above; or

o   the participant fails to repay the interest or principal when due.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.


Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.


The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.


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Direct transfers that are: (1) contract exchanges under the same 403(b) plan,
(2) direct 403(b) plan-to-403(b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Generally the same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION.
The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For 403(b) plan participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement. (This exception is unlikely to apply as severance from employment from the employer who provided the funds to purchase the original EQUI-VEST(R) TSA contract is a condition for purchasing the EQUI-VEST(R) At Retirement(SM) TSA contract.)

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986, TSA account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it applies only to people who purchase their EQUI-VEST(R) At Retirement(SM) TSA contract by direct transfers. The information we have from your original EQUI-VEST(R) contract carries over.

SPOUSAL CONSENT RULES

If your original EQUI-VEST(R) TSA is subject to ERISA, your purchase of EQUI-VEST(R) At Retirement(SM) TSA contract is subject to prior spousal consent. Your spouse must sign the Conversion Acknowledgment Form. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual payments made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However we may require additional documentation in the case of payments made to non United States persons and United States persons living abroad prior to processing any requested transaction.


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Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $24,960 in periodic annuity payments in 2010, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at anytime.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the plan participant's life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and your designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   hardship withdrawals; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse, may be a distribution subject to mandatory 20% withholding.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information


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ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A that is available under the contract invests solely in Class IB/B shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)   to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)   to deregister Separate Account A under the Investment Company Act of 1940;

(6)   to restrict or eliminate any voting rights as to Separate Account A; and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account A, you will be notified of such exercise, as required by law.


ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as "open-end management investment companies," more commonly called mutual funds. The Trust issues different shares relating to each portfolio.

The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees of the Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectus for the Trust which generally accompanies this prospectus, or in its respective SAI which is available upon request.


ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained from TOPS or Online Account Access or your financial professional.


The rates to maturity for new allocations as of February 16, 2010 and the related price per $100 of maturity value were as shown below:



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  FIXED MATURITY
   OPTIONS WITH
    JUNE 15TH                   RATE TO                  PRICE
 MATURITY DATE OF           MATURITY AS OF            PER $100 OF
   MATURITY YEAR          FEBRUARY 16, 2010         MATURITY VALUE
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      2010                      3.00% **                $99.04
      2011                      3.00% **                $96.16
      2012                      3.00% **                $93.35
      2013                      3.00% **                $90.63
      2014                      3.00% **                $87.99
      2015                      3.00% **                $85.43
      2016                      3.00% **                $82.93
      2017*                     3.10%                   $79.95
      2018*                     3.30%                   $76.30
      2019*                     3.60%                   $71.89
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*     Not available in Oregon


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** Since these rates to maturity are 3%, no amounts could have been allocated to these options.

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

      (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

      (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

      (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

      (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)   We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
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If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix II at the end of this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Com-


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pany Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day:
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o A loan request under your TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

o Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

o Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS


As the owner of the shares of the Trust we have the right to vote on certain matters involving the portfolios, such as:


o   the election of trustees;


o the formal approval of independent public accounting firms selected for the Trust; or

o any other matters described in the prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.


The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We cur-



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rently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.



SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to the separate account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS


AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.



FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling (800) 628-6673.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit and/or GWBL ("Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information. See Appendix V later in this prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of IRA or TSA contracts except by surrender to us. Loans are not available and you cannot assign IRA contracts as security for a loan or other obligation. Loans are generally available under a TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA or TSA contract to another similar arrangement under federal income tax rules.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable and under common control of AXA Financial, Inc. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with AXA Advisors ("Selling broker-dealers"). AXA Advisors is under the common control of AXA Financial, Inc.

AXA Equitable pays compensation to AXA Advisors based on contracts sold.


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Sales compensation paid to AXA Advisors will be asset-based and will generally not exceed 0.10% of the account value of the contract on an ongoing annual basis.

AXA Advisors, in turn, may pay a portion of the asset-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. The asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

AXA Advisors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by it or on its behalf. AXA Advisors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or EQUI-VEST(R) At Retirement(SM) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Advisors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Advisors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of AXA Advisors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

AXA Advisors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or its affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any asset-based compensation paid by AXA Equitable to AXA Advisors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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9. Incorporation of certain documents by reference


--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The following tables show the unit values and the number of outstanding units for each variable investment option on the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.



THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2009.

--------------------------------------------------------------------------------
                                               FOR THE YEAR ENDING DECEMBER 31,
                                              ----------------------------------
                                                             2009
--------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
--------------------------------------------------------------------------------
  Unit value                                               $ 110.42
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                            38
--------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
--------------------------------------------------------------------------------
  Unit value                                               $ 109.22
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                             7
--------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------
  Unit value                                               $ 105.43
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                             3
--------------------------------------------------------------------------------




                               Appendix I: Condensed financial information   A-1

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Appendix II: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2010 to a fixed maturity option with a maturity date of June 15, 2018 (eight years later) at a hypothetical rate to maturity of 7.00% (h), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2014.(a)



-----------------------------------------------------------------------------------------------------------
                                                                   HYPOTHETICAL ASSUMED RATE TO MATURITY(J)
                                                                           ON JUNE 15, 2013
                                                                -------------------------------------------
                                                                            5%                   9%
-----------------------------------------------------------------------------------------------------------
AS OF JUNE 15, 2014 BEFORE WITHDRAWAL
-----------------------------------------------------------------------------------------------------------
(1) market adjusted amount(b)                                            $141,389             $121,737
-----------------------------------------------------------------------------------------------------------
(2) fixed maturity amount(c)                                             $131,104             $131,104
-----------------------------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                                   $ 10,285             $ (9,367)
-----------------------------------------------------------------------------------------------------------
ON JUNE 15, 2014 AFTER $50,000 WITHDRAWAL
-----------------------------------------------------------------------------------------------------------
(4) portion of market value adjustment associated with the withdrawal:
    (3) x [$50,000/(1)]                                                  $  3,637             $ (3,847)
-----------------------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal:
    $50,000 - (4)                                                        $ 46,363             $ 53,847
-----------------------------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                                 $ 91,389             $ 71,737
-----------------------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                                     $ 84,741             $ 77,257
-----------------------------------------------------------------------------------------------------------
(8) maturity value (d)                                                   $111,099             $101,287
-----------------------------------------------------------------------------------------------------------



You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

 (a)  Number of days from the withdrawal date to the maturity date = D = 1,461

 (b)  Market adjusted amount is based on the following calculation:

         Maturity value                            $171,882
      --------------------         =            --------------   where j is either 5% or 9%
          (1+j)(D/365)                         (1+j)(1,461/365)

 (c)  Fixed maturity amount is based on the following calculation:

         Maturity value                            $171,882
      --------------------         =            ---------------
          (1+h)(D/365)                        (1+0.07)(1,461/365)

 (d)  Maturity value is based on the following calculation:

      Fixed maturity amount x (1+h)(D/365) = ($84,741 or $77,257) x (1+0.07)(1,461/365)





B-1   Appendix II: Market value adjustment example

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Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options with no allocation to the guaranteed interest option or the fixed maturity options, no subsequent contributions, no transfers, no withdrawals and no loans under a TSA contract, the enhanced death benefit for an owner age 55 would be calculated as follows:


--------------------------------------------------------------------------------
  END OF                       6% ROLL-UP       ANNUAL RATCHET
 CONTRACT       ACCOUNT        TO AGE 85          TO AGE 85          GWBL
   YEAR          VALUE        BENEFIT BASE       BENEFIT BASE     BENEFIT BASE
--------------------------------------------------------------------------------
     1          105,000         106,000            105,000          105,000
--------------------------------------------------------------------------------
     2          115,500         112,360            115,500          115,500
--------------------------------------------------------------------------------
     3          129,360         119,102            129,360          129,360
--------------------------------------------------------------------------------
     4          103,488         126,248            129,360          135,828
--------------------------------------------------------------------------------
     5          113,837         133,823            129,360          142,296
--------------------------------------------------------------------------------
     6          127,497         141,852            129,360          148,764
--------------------------------------------------------------------------------
     7          127,497         150,363            129,360          155,232
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the death benefit is the current account value.

(2) At the end of contract years 4 through 7, the death benefit is the enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.


GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.*

* At the end of contract years 4 through 7, the death benefit will be the enhanced death benefit. At the end of contract years 1, 2 and 3, the death benefit will be the current account value.


GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.


                              Appendix III: Enhanced death benefit example   C-1

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Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

   ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                    BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll-Up to Age 85 or the Annual Ratchet to age 85" guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an EQUI-VEST(R) At Retirement(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be -3.33%, 2.67% for the EQUI-VEST(R) At Retirement(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 Guaranteed minimum death benefit charge and the Guaranteed minimum income benefit charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 1.68% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. For new business, we will furnish you with a personalized illustration upon request.



D-1   Appendix IV: Hypothetical illustrations

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VARIABLE DEFERRED ANNUITY
EQUI-VEST(R) AT RETIREMENT(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
     GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT



                                                            GREATER OF 6%
                                                               ROLL-UP
                                                          TO AGE 85 OR THE
                                                               ANNUAL
                                                          RATCHET TO AGE 85
                                                             GUARANTEED
                                                            MINIMUM DEATH
                   ACCOUNT VALUE        CASH VALUE             BENEFIT
       CONTRACT ------------------- ------------------- ---------------------
 AGE     YEAR       0%        6%        0%        6%        0%        6%
----- --------- --------- --------- --------- --------- --------- -----------
 60        0     100,000   100,000   100,000   100,000   100,000    100,000
 61        1      95,345   101,345    95,345   101,345   106,000    106,000
 62        2      90,766   102,646    90,766   102,646   112,360    112,360
 63        3      86,254   103,898    86,254   103,898   119,102    119,102
 64        4      81,804   105,094    81,804   105,094   126,248    126,248
 65        5      77,407   106,228    77,407   106,228   133,823    133,823
 66        6      73,056   107,291    73,056   107,291   141,852    141,852
 67        7      68,744   108,276    68,744   108,276   150,363    150,363
 68        8      64,462   109,174    64,462   109,174   159,385    159,385
 69        9      60,204   109,978    60,204   109,978   168,948    168,948
 70       10      55,961   110,675    55,961   110,675   179,085    179,085
 75       15      34,680   112,194    34,680   112,194   239,656    239,656
 80       20      12,464   109,170    12,464   109,170   320,714    320,714
 85       25           0    99,352         0    99,352         0    429,187
 90       30           0    99,761         0    99,761         0    429,187
 95       35           0   100,228         0   100,228         0    429,187

                                                LIFETIME ANNUAL
                                       GUARANTEED MINIMUM INCOME BENEFIT
                                 ---------------------------------------------
                                       GUARANTEED             HYPOTHETICAL
          TOTAL DEATH BENEFIT            INCOME                  INCOME
        ----------------------   ---------------------    --------------------
 AGE        0%           6%           0%          6%          0%          6%
-----   ---------    ---------   ---------    --------    ---------    -------
 60      100,000      100,000        N/A         N/A         N/A         N/A
 61      106,000      106,000        N/A         N/A         N/A         N/A
 62      112,360      112,360        N/A         N/A         N/A         N/A
 63      119,102      119,102        N/A         N/A         N/A         N/A
 64      126,248      126,248        N/A         N/A         N/A         N/A
 65      133,823      133,823        N/A         N/A         N/A         N/A
 66      141,852      141,852        N/A         N/A         N/A         N/A
 67      150,363      150,363        N/A         N/A         N/A         N/A
 68      159,385      159,385        N/A         N/A         N/A         N/A
 69      168,948      168,948        N/A         N/A         N/A         N/A
 70      179,085      179,085      10,584      10,584      10,584      10,584
 75      239,656      239,656      15,362      15,362      15,362      15,362
 80      320,714      320,714      21,841      21,841      21,841      21,841
 85            0      429,187           0      39,700           0      39,700
 90            0      429,187        N/A         N/A         N/A         N/A
 95            0      429,187        N/A         N/A         N/A         N/A




THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.



                                   Appendix IV: Hypothetical illustrations   D-2

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                           www.axa-equitable.com/green

Appendix V: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the EQUI-VEST(R) At Retirement(SM) contract or certain features and/or benefits are either not available as of the date of this prospectus or vary from the contract's features and benefits as previously described in this prospectus.


STATES WHERE CERTAIN EQUI-VEST(R) AT RETIREMENT(SM) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAS CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:

------------------------------------------------------------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS                                            AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA     See "Contract features and benefits"--"Your right to can-        If you reside in the state of California and you are
               cel within a certain number of days"                             age 60 and older at the time the contract is issued,
                                                                                you may return your variable annuity contract within
                                                                                30 days from the date that you receive it and
                                                                                receive a refund as described below.

                                                                                If you allocate your entire initial contribution to
                                                                                the EQ/Money Market option (and/or guaranteed
                                                                                interest option), the amount of your refund will be
                                                                                equal to your contribution less interest, unless you
                                                                                make a transfer, in which case the amount of your
                                                                                refund will be equal to your account value on the
                                                                                date we receive your request to cancel at our
                                                                                processing office. This amount could be less than
                                                                                your initial contribution. If you allocate any
                                                                                portion of your initial contribution to the variable
                                                                                investment options (other than the EQ/Money Market
                                                                                option) and/or fixed maturity options, your refund
                                                                                will be equal to your account value on the date we
                                                                                receive your request to cancel at our processing
                                                                                office.
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE       See "Contract features and benefits"--"Fixed maturity            Fixed maturity options are not available.
               options"
------------------------------------------------------------------------------------------------------------------------------------
KANSAS         See "Payment of death benefit"--"Your beneficiary and            The default beneficiary must be the owner's estate.
               payment benefit"
------------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA   See "Your right to cancel within a certain number of days"       To exercise this cancellation right you must mail
                                                                                the con- tract, with a signed letter of instructions
                                                                                electing this right, to our processing office within
                                                                                20 days after you receive it.
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA   See "Contract features and benefits"--"Fixed maturity            Fixed maturity options are not available.
               options"

               See "Accessing your money"-- "Loans under TSA contracts"         Taking a loan in excess of the Internal Revenue Code
                                                                                limits may result in adverse tax consequences.
                                                                                Please consult your tax adviser before taking a loan
                                                                                that exceeds the Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------


E-1 Appendix V: State contract availability and/or variations of certain features and benefits

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                           www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS                                            AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO    See "Taxation of nonqualified annuities" under "Tax              Income from NQ contracts we issue is U.S. source. A
               information."                                                    Puerto Rico resident is subject to U.S. taxation on
                                                                                such U.S. source income. Only Puerto Rico source
                                                                                income of Puerto Rico resi- dents is excludable from
                                                                                U.S. taxation. Income from NQ contracts is also
                                                                                subject to Puerto Rico tax. The calculation of the
                                                                                taxable portion of amounts distributed from a con-
                                                                                tract may differ in the two jurisdictions.
                                                                                Therefore, you might have to file both U.S. and
                                                                                Puerto Rico tax returns, showing different amounts
                                                                                of income from the contract for each tax return.
                                                                                Puerto Rico generally provides a credit against
                                                                                Puerto Rico tax for U.S. tax paid. Depending on your
                                                                                per- sonal situation and the timing of the different
                                                                                tax liabilities, you may not be able to take full
                                                                                advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON    See "Contract features and benefits"

              o  "Guaranteed interest option"                                   o  The guaranteed interest option is not available.

              o  "Fixed maturity options"                                       o  Fixed maturity options are not available.

              o  "Guaranteed minimum death benefit and Guaranteed               o  For the Greater of the Annual Ratchet to age 85
                 minimum income benefit base" -- 6% Roll-Up to age 85              or Roll-Up to age 85 death benefit, the roll up
                 (used for the Greater of the 6% Roll-Up to age 85 or              is 4% (instead of 6%).
                 the Annual Ratchet to age 85 enhanced death benefit
                 AND for the Guaranteed minimum income benefit"

              o  "Guaranteed minimum death benefit/Guaranteed mini-             o  The death benefit reset may only occur if the
                 mum income benefit roll-up benefit base reset."                   account value on the contract anniversary is
                                                                                   greater than the 6% roll to age 85 GMIB benefit
                                                                                   base. Both roll-up benefit bases get reset to the
                                                                                   account value. The 4% roll-up con- tinues on to
                                                                                   age 85 on the reset death benefit.

              See "Accessing your money"--"Your annuity payout                  o  The Income Manager(SM) payout annuity is not
              options," "Income Manager(SM) payout options"                        available.
------------------------------------------------------------------------------------------------------------------------------------


                 Appendix V: State contract availability and/or variations
                                          of certain features and benefits   E-2

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                           www.axa-equitable.com/green

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          Page
Who is AXA Equitable?                                                       2
Calculating unit values                                                     2
Custodian and independent registered public accounting firm                 2
Distribution of the contracts                                               2
Financial statements                                                        2


HOW TO OBTAIN AN EQUI-VEST(SM) AT RETIREMENT(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call (800) 628-6673 or send this request form to:
 EQUI-VEST(R) At Retirement(SM)
 P.O. Box 4956
 Syracuse, NY 13221-4956

--------------------------------------------------------------------------------

Please send me an EQUI-VEST(R) At Retirement(SM) SAI for Separate Account A dated May 1, 2010.


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                            State                 Zip






                                                                           X2932

                                                  EQUI-VEST(R) At Retirement(SM)

EQUI-VEST(R) At Retirement(SM)

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST(R) At Retirement(SM) dated May 1, 2010. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing the processing office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free, (800) 628-6673, or by contacting your financial professional.

TABLE OF CONTENTS

Who is AXA Equitable?                                                        2

Calculating unit values                                                      2

Custodian and independent registered public accounting firm                  2

Distribution of the contracts                                                2

Financial statements                                                         2


  EQUI-VEST(R) is a registered service mark and At Retirement(SM) is a service mark of AXA Equitable Life Insurance Company (AXA Equitable).
                Distributed by its affiliate, AXA Advisors, LLC,
                 1290 Avenue of the Americas, New York, NY 10104
    Copyright 2010 AXA Equitable Life Insurance Company - All rights reserved


                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

                                                                          x02932
                                                         EQUI-VEST At Retirement

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


CALCULATING UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

    (a)
    ---  - c
    (b)

where:

(a) is the value of the variable investment option's shares of the cor responding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b) is the value of the variable investment option's shares of the cor responding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.


The financial statements of the Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $557,277,070 in 2009, $677,871,467 in 2008 and $731,920,627 in 2007. Of these amounts, for each of these three years, AXA Advisors retained $306,063,542, $356,304,358 and $386,036,299, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........            FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009.....            FSA-3
   Statements of Operations for the Year Ended December
    31, 2009...................................................           FSA-37
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2009 and 2008.................................           FSA-49
   Notes to Financial Statements...............................           FSA-74


AXA EQUITABLE LIFE INSURANCE COMPANY


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........              F-1
   Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.....              F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
    December 31, 2009, 2008 and 2007...........................              F-3
   Consolidated Statements of Equity, Years Ended December 31,
    2009, 2008 and 2007 .......................................              F-5
   Consolidated Statements of Comprehensive (Loss) Income,
    Years Ended December 31, 2009, 2008 and 2007...............              F-6
   Consolidated Statements of Cash Flows, Years Ended December
    31, 2009, 2008 and 2007....................................              F-7
   Notes to Consolidated Financial Statements..................              F-9



                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A, as listed in Note 1 to such financial statements, at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

                                                             ALL ASSET   AXA AGGRESSIVE   AXA BALANCED
                                                            ALLOCATION     ALLOCATION       STRATEGY
                                                           ------------ ---------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $2,042,974    $264,078,290     $6,037,571
Receivable for The Trusts shares sold.....................          --              --            214
Receivable for policy-related transactions................      11,275          87,615             --
                                                            ----------    ------------     ----------
  Total assets............................................   2,054,249     264,165,905      6,037,785
                                                            ----------    ------------     ----------
Liabilities:
Payable for The Trusts shares purchased...................      11,106          87,615             --
Payable for policy-related transactions...................          --              --            452
                                                            ----------    ------------     ----------
  Total liabilities.......................................      11,106          87,615            452
                                                            ----------    ------------     ----------
Net Assets................................................  $2,043,143    $264,078,290     $6,037,333
                                                            ==========    ============     ==========
Net Assets:
Accumulation Units........................................   2,043,143     264,073,606      6,036,244
Contracts in payout (annuitization) period................          --              --             --
Retained by AXA Equitable in Separate Account A...........          --           4,684          1,089
                                                            ----------    ------------     ----------
Total net assets..........................................  $2,043,143    $264,078,290     $6,037,333
                                                            ==========    ============     ==========
Investments in shares of The Trusts, at cost..............  $2,060,528    $300,454,050     $5,983,258
The Trusts shares held
 Class A..................................................          --              --         34,837
 Class B..................................................     121,971      28,685,058        498,339

                                                            AXA CONSERVATIVE   AXA CONSERVATIVE   AXA CONSERVATIVE
                                                               ALLOCATION       GROWTH STRATEGY       STRATEGY
                                                           ------------------ ------------------ ------------------
Assets:
Investments in shares of The Trusts, at fair value........     $78,156,007        $1,140,661          $275,181
Receivable for The Trusts shares sold.....................           9,536                41                10
Receivable for policy-related transactions................              --                --                11
                                                               -----------        ----------          --------
  Total assets............................................      78,165,543         1,140,702           275,202
                                                               -----------        ----------          --------
Liabilities:
Payable for The Trusts shares purchased...................              --                --                --
Payable for policy-related transactions...................           9,536                41                --
                                                               -----------        ----------          --------
  Total liabilities.......................................           9,536                41                --
                                                               -----------        ----------          --------
Net Assets................................................     $78,156,007        $1,140,661          $275,202
                                                               ===========        ==========          ========
Net Assets:
Accumulation Units........................................      78,154,451         1,140,493           275,202
Contracts in payout (annuitization) period................              --                --                --
Retained by AXA Equitable in Separate Account A...........           1,556               168                --
                                                               -----------        ----------          --------
Total net assets..........................................     $78,156,007        $1,140,661          $275,202
                                                               ===========        ==========          ========
Investments in shares of The Trusts, at cost..............     $80,032,665        $1,120,267          $276,833
The Trusts shares held
 Class A..................................................              --                --                --
 Class B..................................................       8,212,834           102,156            25,922

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                        AXA CONSERVATIVE-PLUS  AXA GROWTH     AXA MODERATE
                                                             ALLOCATION         STRATEGY       ALLOCATION
                                                       ---------------------- ------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value....      $118,189,637       $1,474,107   $1,500,145,640
Receivable for The Trusts shares sold.................                --               48          262,450
Receivable for policy-related transactions............            50,876                1               --
                                                            ------------       ----------   --------------
  Total assets........................................       118,240,513        1,474,156    1,500,408,090
                                                            ------------       ----------   --------------
Liabilities:
Payable for The Trusts shares purchased...............            50,876               --               --
Payable for policy-related transactions...............                --               --          131,434
                                                            ------------       ----------   --------------
  Total liabilities...................................            50,876               --          131,434
                                                            ------------       ----------   --------------
Net Assets............................................      $118,189,637       $1,474,156   $1,500,276,656
                                                            ============       ==========   ==============
Net Assets:
Accumulation Units....................................       118,181,556        1,474,156    1,493,435,373
Contracts in payout (annuitization) period............                --               --        6,841,283
Retained by AXA Equitable in Separate Account A.......             8,081               --               --
                                                            ------------       ----------   --------------
Total net assets......................................      $118,189,637       $1,474,156   $1,500,276,656
                                                            ============       ==========   ==============
Investments in shares of The Trusts, at cost..........      $127,118,471       $1,461,256   $1,745,647,541
The Trusts shares held
 Class A..............................................                --          123,947      102,905,161
 Class B..............................................        12,750,861               --       14,394,920

                                                        AXA MODERATE-PLUS   EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                            ALLOCATION          INTERNATIONAL        SMALL CAP GROWTH
                                                       ------------------- ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value....     $668,790,811         $523,335,056           $259,317,929
Receivable for The Trusts shares sold.................               --               13,340                     --
Receivable for policy-related transactions............          359,766                   --                 48,269
                                                           ------------         ------------           ------------
  Total assets........................................      669,150,577          523,348,396            259,366,198
                                                           ------------         ------------           ------------
Liabilities:
Payable for The Trusts shares purchased...............          341,364                   --                 18,604
Payable for policy-related transactions...............               --                  400                     --
                                                           ------------         ------------           ------------
  Total liabilities...................................          341,364                  400                 18,604
                                                           ------------         ------------           ------------
Net Assets............................................     $668,809,213         $523,347,996           $259,347,594
                                                           ============         ============           ============
Net Assets:
Accumulation Units....................................      668,767,845          521,637,078            257,752,564
Contracts in payout (annuitization) period............               --            1,654,726              1,595,030
Retained by AXA Equitable in Separate Account A.......           41,368               56,192                     --
                                                           ------------         ------------           ------------
Total net assets......................................     $668,809,213         $523,347,996           $259,347,594
                                                           ============         ============           ============
Investments in shares of The Trusts, at cost..........     $783,187,870         $665,843,468           $290,031,310
The Trusts shares held
 Class A..............................................               --           55,134,660             18,079,775
 Class B..............................................       68,965,256            7,620,291              3,062,906

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                               EQ/AXA FRANKLIN        EQ/BLACKROCK
                                                            SMALL CAP VALUE CORE   BASIC VALUE EQUITY
                                                           ---------------------- --------------------
Assets:
Investments in shares of The Trusts, at fair value........       $11,631,475          $328,755,064
Receivable for The Trusts shares sold.....................                --                    --
Receivable for policy-related transactions................            16,550               256,393
                                                                 -----------          ------------
  Total assets............................................        11,648,025           329,011,457
                                                                 -----------          ------------
Liabilities:
Payable for The Trusts shares purchased...................            16,550               263,346
Payable for policy-related transactions...................                --                    --
                                                                 -----------          ------------
  Total liabilities.......................................            16,550               263,346
                                                                 -----------          ------------
Net Assets................................................       $11,631,475          $328,748,111
                                                                 ===========          ============
Net Assets:
Accumulation Units........................................        11,627,077           328,742,083
Contracts in payout (annuitization) period................                --                    --
Retained by AXA Equitable in Separate Account A...........             4,398                 6,028
                                                                 -----------          ------------
Total net assets..........................................       $11,631,475          $328,748,111
                                                                 ===========          ============
Investments in shares of The Trusts, at cost..............       $ 9,834,942          $376,532,345
The Trusts shares held
 Class A..................................................                --                    --
 Class B..................................................         1,411,021            26,652,099

                                                                EQ/BLACKROCK      EQ/BOSTON ADVISORS        EQ/CALVERT
                                                            INTERNATIONAL VALUE      EQUITY INCOME     SOCIALLY RESPONSIBLE
                                                           --------------------- -------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value........      $252,940,238          $50,323,380           $18,950,607
Receivable for The Trusts shares sold.....................                --                   --                    --
Receivable for policy-related transactions................            47,638               17,127                16,963
                                                                ------------          -----------           -----------
  Total assets............................................       252,987,876           50,340,507            18,967,570
                                                                ------------          -----------           -----------
Liabilities:
Payable for The Trusts shares purchased...................            41,028               17,215                16,963
Payable for policy-related transactions...................                --                   --                    --
                                                                ------------          -----------           -----------
  Total liabilities.......................................            41,028               17,215                16,963
                                                                ------------          -----------           -----------
Net Assets................................................      $252,946,848          $50,323,292           $18,950,607
                                                                ============          ===========           ===========
Net Assets:
Accumulation Units........................................       252,937,339           50,322,397            18,810,224
Contracts in payout (annuitization) period................                --                   --                    --
Retained by AXA Equitable in Separate Account A...........             9,509                  895               140,383
                                                                ------------          -----------           -----------
Total net assets..........................................      $252,946,848          $50,323,292           $18,950,607
                                                                ============          ===========           ===========
Investments in shares of The Trusts, at cost..............      $314,450,410          $56,335,842           $22,109,461
The Trusts shares held
 Class A..................................................                --                   --                    --
 Class B..................................................        22,752,055           10,805,513             2,962,987

                                                              EQ/CAPITAL
                                                            GUARDIAN GROWTH
                                                           ----------------
Assets:
Investments in shares of The Trusts, at fair value........    $17,334,802
Receivable for The Trusts shares sold.....................             --
Receivable for policy-related transactions................          5,799
                                                              -----------
  Total assets............................................     17,340,601
                                                              -----------
Liabilities:
Payable for The Trusts shares purchased...................          5,799
Payable for policy-related transactions...................             --
                                                              -----------
  Total liabilities.......................................          5,799
                                                              -----------
Net Assets................................................    $17,334,802
                                                              ===========
Net Assets:
Accumulation Units........................................     17,319,663
Contracts in payout (annuitization) period................             --
Retained by AXA Equitable in Separate Account A...........         15,139
                                                              -----------
Total net assets..........................................    $17,334,802
                                                              ===========
Investments in shares of The Trusts, at cost..............    $18,525,286
The Trusts shares held
 Class A..................................................             --
 Class B..................................................      1,483,133

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                                EQ/CAPITAL         EQ/COMMON
                                                            GUARDIAN RESEARCH     STOCK INDEX
                                                           ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value........     $161,250,960     $2,095,303,352
Receivable for The Trusts shares sold.....................            3,351                 --
Receivable for policy-related transactions................               --            293,789
                                                               ------------     --------------
  Total assets............................................      161,254,311      2,095,597,141
                                                               ------------     --------------
Liabilities:
Payable for The Trusts shares purchased...................               --            300,242
Payable for policy-related transactions...................            3,351                 --
                                                               ------------     --------------
  Total liabilities.......................................            3,351            300,242
                                                               ------------     --------------
Net Assets................................................     $161,250,960     $2,095,296,899
                                                               ============     ==============
Net Assets:
Accumulation Units........................................      161,230,384      2,081,682,549
Contracts in payout (annuitization) period................               --         13,614,350
Retained by AXA Equitable in Separate Account A...........           20,576                 --
                                                               ------------     --------------
Total net assets..........................................     $161,250,960     $2,095,296,899
                                                               ============     ==============
Investments in shares of The Trusts, at cost..............     $197,588,185     $2,682,696,405
The Trusts shares held
 Class A..................................................               --        142,364,239
 Class B..................................................       15,252,597          6,922,146

                                                               EQ/CORE      EQ/DAVIS NEW     EQ/EQUITY       EQ/EQUITY
                                                              BOND INDEX    YORK VENTURE     500 INDEX      GROWTH PLUS
                                                           --------------- -------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $125,581,961    $21,535,947    $734,985,190    $354,264,285
Receivable for The Trusts shares sold.....................        16,535             --          49,936              --
Receivable for policy-related transactions................            --         43,206          10,014         185,564
                                                            ------------    -----------    ------------    ------------
  Total assets............................................   125,598,496     21,579,153     735,045,140     354,449,849
                                                            ------------    -----------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................            --         43,206              --         157,685
Payable for policy-related transactions...................        14,080             --              --              --
                                                            ------------    -----------    ------------    ------------
  Total liabilities.......................................        14,080         43,206              --         157,685
                                                            ------------    -----------    ------------    ------------
Net Assets................................................  $125,584,416    $21,535,947    $735,045,140    $354,292,164
                                                            ============    ===========    ============    ============
Net Assets:
Accumulation Units........................................   125,578,817     21,535,258     731,552,415     354,267,823
Contracts in payout (annuitization) period................            --             --       3,341,863              --
Retained by AXA Equitable in Separate Account A...........         5,599            689         150,862          24,341
                                                            ------------    -----------    ------------    ------------
Total net assets..........................................  $125,584,416    $21,535,947    $735,045,140    $354,292,164
                                                            ============    ===========    ============    ============
Investments in shares of The Trusts, at cost..............  $138,353,018    $19,262,072    $818,611,769    $398,439,693
The Trusts shares held
 Class A..................................................            --             --      33,714,424              --
 Class B..................................................    13,358,150      2,453,174       4,119,912      27,246,991

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/EVERGREEN   EQ/FRANKLIN
                                                               OMEGA      CORE BALANCED
                                                           ------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $46,540,511    $77,395,200
Receivable for The Trusts shares sold.....................           --         79,574
Receivable for policy-related transactions................       76,939             --
                                                            -----------    -----------
  Total assets............................................   46,617,450     77,474,774
                                                            -----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................       76,939             --
Payable for policy-related transactions...................           --         79,574
                                                            -----------    -----------
  Total liabilities.......................................       76,939         79,574
                                                            -----------    -----------
Net Assets................................................  $46,540,511    $77,395,200
                                                            ===========    ===========
Net Assets:
Accumulation Units........................................   46,515,089     77,383,839
Contracts in payout (annuitization) period................           --             --
Retained by AXA Equitable in Separate Account A...........       25,422         11,361
                                                            -----------    -----------
Total net assets..........................................  $46,540,511    $77,395,200
                                                            ===========    ===========
Investments in shares of The Trusts, at cost..............  $40,981,061    $85,021,688
The Trusts shares held
 Class A..................................................           --             --
 Class B..................................................    5,171,422      9,751,910

                                                                 EQ/FRANKLIN       EQ/GAMCO MERGERS   EQ/GAMCO SMALL
                                                            TEMPLETON ALLOCATION   AND ACQUISITIONS    COMPANY VALUE
                                                           ---------------------- ------------------ ----------------
Assets:
Investments in shares of The Trusts, at fair value........       $42,409,060          $13,882,366      $205,128,267
Receivable for The Trusts shares sold.....................                --                   --                --
Receivable for policy-related transactions................            11,957               15,126           104,409
                                                                 -----------          -----------      ------------
  Total assets............................................        42,421,017           13,897,492       205,232,676
                                                                 -----------          -----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................            14,862               15,126           104,398
Payable for policy-related transactions...................                --                   --                --
                                                                 -----------          -----------      ------------
  Total liabilities.......................................            14,862               15,126           104,398
                                                                 -----------          -----------      ------------
Net Assets................................................       $42,406,155          $13,882,366      $205,128,278
                                                                 ===========          ===========      ============
Net Assets:
Accumulation Units........................................        42,402,774           13,875,152       205,124,781
Contracts in payout (annuitization) period................                --                   --                --
Retained by AXA Equitable in Separate Account A...........             3,381                7,214             3,497
                                                                 -----------          -----------      ------------
Total net assets..........................................       $42,406,155          $13,882,366      $205,128,278
                                                                 ===========          ===========      ============
Investments in shares of The Trusts, at cost..............       $44,965,983          $13,619,572      $187,786,592
The Trusts shares held
 Class A..................................................                --                   --                --
 Class B..................................................         5,893,916            1,190,251         6,939,053

                                                              EQ/GLOBAL
                                                              BOND PLUS
                                                           --------------
Assets:
Investments in shares of The Trusts, at fair value........  $57,774,915
Receivable for The Trusts shares sold.....................           --
Receivable for policy-related transactions................       73,839
                                                            -----------
  Total assets............................................   57,848,754
                                                            -----------
Liabilities:
Payable for The Trusts shares purchased...................       73,839
Payable for policy-related transactions...................           --
                                                            -----------
  Total liabilities.......................................       73,839
                                                            -----------
Net Assets................................................  $57,774,915
                                                            ===========
Net Assets:
Accumulation Units........................................   57,767,549
Contracts in payout (annuitization) period................           --
Retained by AXA Equitable in Separate Account A...........        7,366
                                                            -----------
Total net assets..........................................  $57,774,915
                                                            ===========
Investments in shares of The Trusts, at cost..............  $60,448,027
The Trusts shares held
 Class A..................................................           --
 Class B..................................................    5,999,920

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/GLOBAL MULTI-SECTOR     EQ/INTERMEDIATE
                                                                    EQUITY          GOVERNMENT BOND INDEX
                                                           ----------------------- -----------------------
Assets:
Investments in shares of The Trusts, at fair value........       $413,751,433            $103,620,186
Receivable for The Trusts shares sold.....................                 --                      --
Receivable for policy-related transactions................            232,336                  34,780
                                                                 ------------            ------------
  Total assets............................................        413,983,769             103,654,966
                                                                 ------------            ------------
Liabilities:
Payable for The Trusts shares purchased...................            234,014                   8,977
Payable for policy-related transactions...................                 --                      --
                                                                 ------------            ------------
  Total liabilities.......................................            234,014                   8,977
                                                                 ------------            ------------
Net Assets................................................       $413,749,755            $103,645,989
                                                                 ============            ============
Net Assets:
Accumulation Units........................................        413,743,096             103,149,886
Contracts in payout (annuitization) period................                 --                 492,417
Retained by AXA Equitable in Separate Account A...........              6,659                   3,686
                                                                 ------------            ------------
Total net assets..........................................       $413,749,755            $103,645,989
                                                                 ============            ============
Investments in shares of The Trusts, at cost..............       $467,148,111            $107,790,397
The Trusts shares held
 Class A..................................................                 --               8,184,503
 Class B..................................................         36,580,052               2,630,224

                                                            EQ/INTERNATIONAL   EQ/INTERNATIONAL       EQ/JPMORGAN
                                                                CORE PLUS           GROWTH        VALUE OPPORTUNITIES
                                                           ------------------ ------------------ ---------------------
Assets:
Investments in shares of The Trusts, at fair value........    $124,730,229        $45,546,155         $43,981,430
Receivable for The Trusts shares sold.....................              --              2,950                  --
Receivable for policy-related transactions................          98,641                 --              49,014
                                                              ------------        -----------         -----------
  Total assets............................................     124,828,870         45,549,105          44,030,444
                                                              ------------        -----------         -----------
Liabilities:
Payable for The Trusts shares purchased...................          98,641                 --              49,014
Payable for policy-related transactions...................              --              2,950                  --
                                                              ------------        -----------         -----------
  Total liabilities.......................................          98,641              2,950              49,014
                                                              ------------        -----------         -----------
Net Assets................................................    $124,730,229        $45,546,155         $43,981,430
                                                              ============        ===========         ===========
Net Assets:
Accumulation Units........................................     124,726,540         45,542,605          43,960,008
Contracts in payout (annuitization) period................              --                 --                  --
Retained by AXA Equitable in Separate Account A...........           3,689              3,550              21,422
                                                              ------------        -----------         -----------
Total net assets..........................................    $124,730,229        $45,546,155         $43,981,430
                                                              ============        ===========         ===========
Investments in shares of The Trusts, at cost..............    $141,437,620        $43,240,436         $56,805,786
The Trusts shares held
 Class A..................................................              --                 --                  --
 Class B..................................................      13,923,512          7,989,962           4,980,691

                                                            EQ/LARGE CAP
                                                              CORE PLUS
                                                           --------------
Assets:
Investments in shares of The Trusts, at fair value........  $13,365,335
Receivable for The Trusts shares sold.....................           --
Receivable for policy-related transactions................           --
                                                            -----------
  Total assets............................................   13,365,335
                                                            -----------
Liabilities:
Payable for The Trusts shares purchased...................        7,857
Payable for policy-related transactions...................       15,513
                                                            -----------
  Total liabilities.......................................       23,370
                                                            -----------
Net Assets................................................  $13,341,965
                                                            ===========
Net Assets:
Accumulation Units........................................   13,328,275
Contracts in payout (annuitization) period................           --
Retained by AXA Equitable in Separate Account A...........       13,690
                                                            -----------
Total net assets..........................................  $13,341,965
                                                            ===========
Investments in shares of The Trusts, at cost..............  $15,307,105
The Trusts shares held
 Class A..................................................           --
 Class B..................................................    1,941,443

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                            EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                            GROWTH INDEX    GROWTH PLUS    VALUE INDEX
                                                           -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $115,837,540   $229,125,502   $14,002,284
Receivable for The Trusts shares sold.....................            --             --            --
Receivable for policy-related transactions................        47,480         57,670        22,430
                                                            ------------   ------------   -----------
  Total assets............................................   115,885,020    229,183,172    14,024,714
                                                            ------------   ------------   -----------
Liabilities:
Payable for The Trusts shares purchased...................        47,480         57,670        19,525
Payable for policy-related transactions...................            --             --            --
                                                            ------------   ------------   -----------
  Total liabilities.......................................        47,480         57,670        19,525
                                                            ------------   ------------   -----------
Net Assets................................................  $115,837,540   $229,125,502   $14,005,189
                                                            ============   ============   ===========
Net Assets:
Accumulation Units........................................   115,833,252    229,113,044    14,005,189
Contracts in payout (annuitization) period................            --             --            --
Retained by AXA Equitable in Separate Account A...........         4,288         12,458            --
                                                            ------------   ------------   -----------
Total net assets..........................................  $115,837,540   $229,125,502   $14,005,189
                                                            ============   ============   ===========
Investments in shares of The Trusts, at cost..............  $114,687,584   $215,220,227   $17,370,727
The Trusts shares held
 Class A..................................................            --             --            --
 Class B..................................................    15,555,761     15,702,711     3,014,017

                                                              EQ/LARGE CAP      EQ/LORD ABBETT    EQ/LORD ABBETT
                                                               VALUE PLUS     GROWTH AND INCOME   LARGE CAP CORE
                                                           ----------------- ------------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value........  $  813,853,872       $14,312,713        $24,211,235
Receivable for The Trusts shares sold.....................              --             3,817                 --
Receivable for policy-related transactions................         232,619                --             27,030
                                                            --------------       -----------        -----------
  Total assets............................................     814,086,491        14,316,530         24,238,265
                                                            --------------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased...................         258,949                --             27,030
Payable for policy-related transactions...................              --             3,817                 --
                                                            --------------       -----------        -----------
  Total liabilities.......................................         258,949             3,817             27,030
                                                            --------------       -----------        -----------
Net Assets................................................  $  813,827,542       $14,312,713        $24,211,235
                                                            ==============       ===========        ===========
Net Assets:
Accumulation Units........................................     809,884,964        14,309,914         24,206,904
Contracts in payout (annuitization) period................       3,830,767                --                 --
Retained by AXA Equitable in Separate Account A...........         111,811             2,799              4,331
                                                            --------------       -----------        -----------
Total net assets..........................................  $  813,827,542       $14,312,713        $24,211,235
                                                            ==============       ===========        ===========
Investments in shares of The Trusts, at cost..............  $1,171,667,396       $14,458,079        $20,951,166
The Trusts shares held
 Class A..................................................      77,344,089                --                 --
 Class B..................................................      11,658,742         1,618,026          2,271,825

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/MID CAP      EQ/MID CAP       EQ/MONEY
                                                                INDEX         VALUE PLUS        MARKET
                                                           --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $274,329,336    $444,489,859    $140,460,457
Receivable for The Trusts shares sold.....................            --              --         961,475
Receivable for policy-related transactions................       275,423         168,006              --
                                                            ------------    ------------    ------------
  Total assets............................................   274,604,759     444,657,865     141,421,932
                                                            ------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................       275,423         140,614              --
Payable for policy-related transactions...................            --              --       1,027,583
                                                            ------------    ------------    ------------
  Total liabilities.......................................       275,423         140,614       1,027,583
                                                            ------------    ------------    ------------
Net Assets................................................  $274,329,336    $444,517,251    $140,394,349
                                                            ============    ============    ============
Net Assets:
Accumulation Units........................................   274,328,918     444,470,011     139,451,334
Contracts in payout (annuitization) period................            --              --         824,016
Retained by AXA Equitable in Separate Account A...........           418          47,240         118,999
                                                            ------------    ------------    ------------
Total net assets..........................................  $274,329,336    $444,517,251    $140,394,349
                                                            ============    ============    ============
Investments in shares of The Trusts, at cost..............  $351,110,856    $540,528,159    $140,514,596
The Trusts shares held
 Class A..................................................            --              --      96,382,816
 Class B..................................................    41,241,858      54,146,174      44,025,666

                                                              EQ/MONTAG &     EQ/MUTUAL LARGE   EQ/OPPENHEIMER
                                                            CALDWELL GROWTH      CAP EQUITY         GLOBAL
                                                           ----------------- ----------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value........    $33,367,844       $29,449,044       $22,290,112
Receivable for The Trusts shares sold.....................             --                --                --
Receivable for policy-related transactions................         48,864            17,757            24,106
                                                              -----------       -----------       -----------
  Total assets............................................     33,416,708        29,466,801        22,314,218
                                                              -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased...................         48,864            17,757            24,106
Payable for policy-related transactions...................             --                --                --
                                                              -----------       -----------       -----------
  Total liabilities.......................................         48,864            17,757            24,106
                                                              -----------       -----------       -----------
Net Assets................................................    $33,367,844       $29,449,044       $22,290,112
                                                              ===========       ===========       ===========
Net Assets:
Accumulation Units........................................     33,366,076        29,448,099        22,289,078
Contracts in payout (annuitization) period................             --                --                --
Retained by AXA Equitable in Separate Account A...........          1,768               945             1,034
                                                              -----------       -----------       -----------
Total net assets..........................................    $33,367,844       $29,449,044       $22,290,112
                                                              ===========       ===========       ===========
Investments in shares of The Trusts, at cost..............    $29,947,750       $32,588,327       $20,752,733
The Trusts shares held
 Class A..................................................             --                --                --
 Class B..................................................      5,866,010         3,676,102         2,418,957

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                            EQ/PIMCO ULTRA    EQ/QUALITY       EQ/SMALL
                                                              SHORT BOND      BOND PLUS     COMPANY INDEX
                                                           --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $147,758,714    $158,808,846    $159,023,055
Receivable for The Trusts shares sold.....................            --              --          58,402
Receivable for policy-related transactions................       127,459          50,256              --
                                                            ------------    ------------    ------------
  Total assets............................................   147,886,173     158,859,102     159,081,457
                                                            ------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................       127,459          49,489              --
Payable for policy-related transactions...................            --           5,921          58,293
                                                            ------------    ------------    ------------
  Total liabilities.......................................       127,459          55,410          58,293
                                                            ------------    ------------    ------------
Net Assets................................................  $147,758,714    $158,803,692    $159,023,164
                                                            ============    ============    ============
Net Assets:
Accumulation Units........................................   147,752,832     157,955,527     158,989,436
Contracts in payout (annuitization) period................            --         762,213              --
Retained by AXA Equitable in Separate Account A...........         5,882          85,952          33,728
                                                            ------------    ------------    ------------
Total net assets..........................................  $147,758,714    $158,803,692    $159,023,164
                                                            ============    ============    ============
Investments in shares of The Trusts, at cost..............  $152,437,971    $170,556,091    $183,599,161
The Trusts shares held
 Class A..................................................        17,230      13,678,340              --
 Class B..................................................    14,896,978       3,947,618      18,855,160

                                                            EQ/T. ROWE PRICE    EQ/TEMPLETON   EQ/UBS GROWTH
                                                              GROWTH STOCK     GLOBAL EQUITY     AND INCOME
                                                           ------------------ --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........     $96,907,316      $27,977,958     $20,745,622
Receivable for The Trusts shares sold.....................              --           10,033              --
Receivable for policy-related transactions................         119,756               --          81,685
                                                               -----------      -----------     -----------
  Total assets............................................      97,027,072       27,987,991      20,827,307
                                                               -----------      -----------     -----------
Liabilities:
Payable for The Trusts shares purchased...................         119,668               --          81,685
Payable for policy-related transactions...................              --           10,044              --
                                                               -----------      -----------     -----------
  Total liabilities.......................................         119,668           10,044          81,685
                                                               -----------      -----------     -----------
Net Assets................................................     $96,907,404      $27,977,947     $20,745,622
                                                               ===========      ===========     ===========
Net Assets:
Accumulation Units........................................      96,907,404       27,971,886      20,744,928
Contracts in payout (annuitization) period................              --               --              --
Retained by AXA Equitable in Separate Account A...........              --            6,061             694
                                                               -----------      -----------     -----------
Total net assets..........................................     $96,907,404      $27,977,947     $20,745,622
                                                               ===========      ===========     ===========
Investments in shares of The Trusts, at cost..............     $98,673,359      $29,241,431     $21,473,379
The Trusts shares held
 Class A..................................................              --               --              --
 Class B..................................................       5,483,207        3,449,256       3,913,306

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                        EQ/VAN KAMPEN   EQ/VAN KAMPEN      MULTIMANAGER
                                                          COMSTOCK     MID CAP GROWTH   AGGRESSIVE EQUITY
                                                       -------------- ---------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value....  $18,994,433      $84,828,192       $562,001,501
Receivable for The Trusts shares sold.................           --               --                 --
Receivable for policy-related transactions............      128,120          198,311            202,467
                                                        -----------      -----------       ------------
  Total assets........................................   19,122,553       85,026,503        562,203,968
                                                        -----------      -----------       ------------
Liabilities:
Payable for The Trusts shares purchased...............      127,946          198,485            152,175
Payable for policy-related transactions...............           --               --                 --
                                                        -----------      -----------       ------------
  Total liabilities...................................      127,946          198,485            152,175
                                                        -----------      -----------       ------------
Net Assets............................................  $18,994,607      $84,828,018       $562,051,793
                                                        ===========      ===========       ============
Net Assets:
Accumulation Units....................................   18,994,607       84,821,508        560,990,421
Contracts in payout (annuitization) period............           --               --          1,015,843
Retained by AXA Equitable in Separate Account A.......           --            6,510             45,529
                                                        -----------      -----------       ------------
Total net assets......................................  $18,994,607      $84,828,018       $562,051,793
                                                        ===========      ===========       ============
Investments in shares of The Trusts, at cost..........  $18,772,855      $73,185,591       $726,346,628
The Trusts shares held
 Class A..............................................           --               --         23,305,251
 Class B..............................................    2,263,323        6,529,992            770,480

                                                        MULTIMANAGER       MULTIMANAGER           MULTIMANAGER
                                                          CORE BOND    INTERNATIONAL EQUITY   LARGE CAP CORE EQUITY
                                                       -------------- ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value....  $86,991,865         $74,904,781            $15,032,374
Receivable for The Trusts shares sold.................           --                  --                     --
Receivable for policy-related transactions............       25,742              22,524                  9,293
                                                        -----------         -----------            -----------
  Total assets........................................   87,017,607          74,927,305             15,041,667
                                                        -----------         -----------            -----------
Liabilities:
Payable for The Trusts shares purchased...............       25,742              22,524                  9,293
Payable for policy-related transactions...............           --                  --                     --
                                                        -----------         -----------            -----------
  Total liabilities...................................       25,742              22,524                  9,293
                                                        -----------         -----------            -----------
Net Assets............................................  $86,991,865         $74,904,781            $15,032,374
                                                        ===========         ===========            ===========
Net Assets:
Accumulation Units....................................   86,979,611          74,899,915             15,024,220
Contracts in payout (annuitization) period............           --                  --                     --
Retained by AXA Equitable in Separate Account A.......       12,254               4,866                  8,154
                                                        -----------         -----------            -----------
Total net assets......................................  $86,991,865         $74,904,781            $15,032,374
                                                        ===========         ===========            ===========
Investments in shares of The Trusts, at cost..........  $86,083,239         $91,535,444            $17,543,939
The Trusts shares held
 Class A..............................................           --                  --                     --
 Class B..............................................    8,444,741           7,062,586              1,644,190

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                              MULTIMANAGER       MULTIMANAGER
                                                            LARGE CAP GROWTH   LARGE CAP VALUE
                                                           ------------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value........     $29,871,256       $55,670,745
Receivable for The Trusts shares sold.....................              --            38,334
Receivable for policy-related transactions................          20,776                --
                                                               -----------       -----------
  Total assets............................................      29,892,032        55,709,079
                                                               -----------       -----------
Liabilities:
Payable for The Trusts shares purchased...................          20,776                --
Payable for policy-related transactions...................              --            38,334
                                                               -----------       -----------
  Total liabilities.......................................          20,776            38,334
                                                               -----------       -----------
Net Assets................................................     $29,871,256       $55,670,745
                                                               ===========       ===========
Net Assets:
Accumulation Units........................................      29,869,675        55,659,480
Contracts in payout (annuitization) period................              --                --
Retained by AXA Equitable in Separate Account A...........           1,581            11,265
                                                               -----------       -----------
Total net assets..........................................     $29,871,256       $55,670,745
                                                               ===========       ===========
Investments in shares of The Trusts, at cost..............     $34,172,782       $64,433,497
The Trusts shares held
 Class A..................................................              --                --
 Class B..................................................       4,149,003         6,384,661

                                                             MULTIMANAGER     MULTIMANAGER      MULTIMANAGER       MULTIMANAGER
                                                            MID CAP GROWTH   MID CAP VALUE   MULTI-SECTOR BOND   SMALL CAP GROWTH
                                                           ---------------- --------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value........    $64,450,106     $60,258,390       $116,012,162       $44,070,473
Receivable for The Trusts shares sold.....................             --              --             99,120                --
Receivable for policy-related transactions................         20,773           7,416                 --            53,712
                                                              -----------     -----------       ------------       -----------
  Total assets............................................     64,470,879      60,265,806        116,111,282        44,124,185
                                                              -----------     -----------       ------------       -----------
Liabilities:
Payable for The Trusts shares purchased...................         20,614           7,416                 --            22,390
Payable for policy-related transactions...................             --              --             96,276                --
                                                              -----------     -----------       ------------       -----------
  Total liabilities.......................................         20,614           7,416             96,276            22,390
                                                              -----------     -----------       ------------       -----------
Net Assets................................................    $64,450,265     $60,258,390       $116,015,006       $44,101,795
                                                              ===========     ===========       ============       ===========
Net Assets:
Accumulation Units........................................     64,442,315      60,246,028        115,500,025        43,863,347
Contracts in payout (annuitization) period................             --              --            468,417                --
Retained by AXA Equitable in Separate Account A...........          7,950          12,362             46,564           238,448
                                                              -----------     -----------       ------------       -----------
Total net assets..........................................    $64,450,265     $60,258,390       $116,015,006       $44,101,795
                                                              ===========     ===========       ============       ===========
Investments in shares of The Trusts, at cost..............    $72,996,315     $63,766,622       $155,522,457       $47,217,643
The Trusts shares held
 Class A..................................................             --              --         23,992,627                --
 Class B..................................................      9,097,931       7,572,626          7,052,827         6,372,820

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                              MULTIMANAGER    MULTIMANAGER
                                                            SMALL CAP VALUE    TECHNOLOGY
                                                           ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $119,168,900    $114,358,320
Receivable for The Trusts shares sold.....................              --              --
Receivable for policy-related transactions................           6,803         189,414
                                                              ------------    ------------
  Total assets............................................     119,175,703     114,547,734
                                                              ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................           6,803         189,414
Payable for policy-related transactions...................              --              --
                                                              ------------    ------------
  Total liabilities.......................................           6,803         189,414
                                                              ------------    ------------
Net Assets................................................    $119,168,900    $114,358,320
                                                              ============    ============
Net Assets:
Accumulation Units........................................     119,150,993     114,338,106
Contracts in payout (annuitization) period................              --              --
Retained by AXA Equitable in Separate Account A...........          17,907          20,214
                                                              ------------    ------------
Total net assets..........................................    $119,168,900    $114,358,320
                                                              ============    ============
Investments in shares of The Trusts, at cost..............    $154,287,768    $107,932,171
The Trusts shares held
 Class A..................................................              --              --
 Class B..................................................      13,726,170      10,508,695


                                                            TARGET 2015   TARGET 2025   TARGET 2035   TARGET 2045
                                                             ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                                           ------------- ------------- ------------- -------------
Assets:
Investments in shares of The Trusts, at fair value........  $15,925,832   $20,037,885   $14,883,451   $10,042,723
Receivable for The Trusts shares sold.....................           --            --            --            --
Receivable for policy-related transactions................       36,576        10,908         2,373         7,922
                                                            -----------   -----------   -----------   -----------
  Total assets............................................   15,962,408    20,048,793    14,885,824    10,050,645
                                                            -----------   -----------   -----------   -----------
Liabilities:
Payable for The Trusts shares purchased...................       36,576        10,908         2,373         7,922
Payable for policy-related transactions...................           --            --            --            --
                                                            -----------   -----------   -----------   -----------
  Total liabilities.......................................       36,576        10,908         2,373         7,922
                                                            -----------   -----------   -----------   -----------
Net Assets................................................  $15,925,832   $20,037,885   $14,883,451   $10,042,723
                                                            ===========   ===========   ===========   ===========
Net Assets:
Accumulation Units........................................   15,921,627    20,037,427    14,876,074    10,042,407
Contracts in payout (annuitization) period................           --            --            --            --
Retained by AXA Equitable in Separate Account A...........        4,205           458         7,377           316
                                                            -----------   -----------   -----------   -----------
Total net assets..........................................  $15,925,832   $20,037,885   $14,883,451   $10,042,723
                                                            ===========   ===========   ===========   ===========
Investments in shares of The Trusts, at cost..............  $15,981,708   $20,665,280   $15,066,743   $ 9,826,155
The Trusts shares held
 Class A..................................................           --            --            --            --
 Class B..................................................    1,917,524     2,480,168     1,866,414     1,318,161

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

                          (Continued)



                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
ALL ASSET ALLOCATION....................      0.00%  B               $ 104.89                --
ALL ASSET ALLOCATION....................      0.25%  B               $ 104.81                --
ALL ASSET ALLOCATION....................      0.50%  B               $ 104.73                --
ALL ASSET ALLOCATION....................      0.70%  B               $ 104.67                --
ALL ASSET ALLOCATION....................      0.80%  B               $ 104.64                --
ALL ASSET ALLOCATION....................      0.90%  B               $ 104.60                 1
ALL ASSET ALLOCATION....................      0.95%  B               $ 104.59                --
ALL ASSET ALLOCATION....................      1.00%  B               $ 104.57                --
ALL ASSET ALLOCATION....................      1.10%  B               $ 104.54                --
ALL ASSET ALLOCATION....................      1.20%  B               $ 104.51                 3
ALL ASSET ALLOCATION....................      1.25%  B               $ 104.49                 1
ALL ASSET ALLOCATION....................      1.34%  B               $ 104.46                15
ALL ASSET ALLOCATION....................      1.45%  B               $ 104.43                --

AXA AGGRESSIVE ALLOCATION...............      0.00%  B               $ 128.17                --
AXA AGGRESSIVE ALLOCATION...............      0.25%  B               $ 126.18                --
AXA AGGRESSIVE ALLOCATION...............      0.50%  B               $ 124.22                 2
AXA AGGRESSIVE ALLOCATION...............      0.70%  B               $ 122.66                 3
AXA AGGRESSIVE ALLOCATION...............      0.80%  B               $ 149.16                --
AXA AGGRESSIVE ALLOCATION...............      0.90%  B               $ 121.13                70
AXA AGGRESSIVE ALLOCATION...............      0.95%  B               $ 120.75               164
AXA AGGRESSIVE ALLOCATION...............      1.00%  B               $ 120.37                --
AXA AGGRESSIVE ALLOCATION...............      1.10%  B               $ 119.61                57
AXA AGGRESSIVE ALLOCATION...............      1.20%  B               $ 118.85               240
AXA AGGRESSIVE ALLOCATION...............      1.25%  B               $  73.29                36
AXA AGGRESSIVE ALLOCATION...............      1.30%  B               $  82.62                29
AXA AGGRESSIVE ALLOCATION...............      1.34%  B               $ 117.80             1,646
AXA AGGRESSIVE ALLOCATION...............      1.35%  B               $ 117.73                 7
AXA AGGRESSIVE ALLOCATION...............      1.45%  B               $ 116.99                 1

AXA BALANCED STRATEGY...................      1.10%  A               $ 102.65                 2
AXA BALANCED STRATEGY...................      1.25%  A               $ 102.60                 2
AXA BALANCED STRATEGY...................      1.25%  B               $ 110.45                13
AXA BALANCED STRATEGY...................      1.30%  B               $ 110.42                38

AXA CONSERVATIVE ALLOCATION.............      0.00%  B               $ 122.45                --
AXA CONSERVATIVE ALLOCATION.............      0.25%  B               $ 120.55                --
AXA CONSERVATIVE ALLOCATION.............      0.50%  B               $ 118.67                --
AXA CONSERVATIVE ALLOCATION.............      0.70%  B               $ 117.19                --
AXA CONSERVATIVE ALLOCATION.............      0.80%  B               $ 114.25                --
AXA CONSERVATIVE ALLOCATION.............      0.90%  B               $ 115.72                12
AXA CONSERVATIVE ALLOCATION.............      0.95%  B               $ 115.36                73
AXA CONSERVATIVE ALLOCATION.............      1.00%  B               $ 115.00                --
AXA CONSERVATIVE ALLOCATION.............      1.10%  B               $ 114.27                17
AXA CONSERVATIVE ALLOCATION.............      1.20%  B               $ 113.55               137
AXA CONSERVATIVE ALLOCATION.............      1.25%  B               $  97.99                68
AXA CONSERVATIVE ALLOCATION.............      1.30%  B               $ 100.95                16
AXA CONSERVATIVE ALLOCATION.............      1.34%  B               $ 112.55               378
AXA CONSERVATIVE ALLOCATION.............      1.35%  B               $ 112.48                --
AXA CONSERVATIVE ALLOCATION.............      1.45%  B               $ 111.77                --

AXA CONSERVATIVE GROWTH STRATEGY........      1.25%  B               $ 109.25                 4
AXA CONSERVATIVE GROWTH STRATEGY........      1.30%  B               $ 109.22                 6

AXA CONSERVATIVE STRATEGY...............      1.25%  B               $ 105.46                --
AXA CONSERVATIVE STRATEGY...............      1.30%  B               $ 105.43                 3

AXA CONSERVATIVE-PLUS ALLOCATION........      0.00%  B               $ 122.96                --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.25%  B               $ 121.05                --

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
AXA CONSERVATIVE-PLUS ALLOCATION........      0.50%  B               $ 119.17                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.70%  B               $ 117.67                  2
AXA CONSERVATIVE-PLUS ALLOCATION........      0.80%  B               $ 123.27                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      0.90%  B               $ 116.20                 28
AXA CONSERVATIVE-PLUS ALLOCATION........      0.95%  B               $ 115.84                 61
AXA CONSERVATIVE-PLUS ALLOCATION........      1.00%  B               $ 115.47                 --
AXA CONSERVATIVE-PLUS ALLOCATION........      1.10%  B               $ 114.75                 25
AXA CONSERVATIVE-PLUS ALLOCATION........      1.20%  B               $ 114.02                173
AXA CONSERVATIVE-PLUS ALLOCATION........      1.25%  B               $  90.69                 55
AXA CONSERVATIVE-PLUS ALLOCATION........      1.30%  B               $  95.68                 26
AXA CONSERVATIVE-PLUS ALLOCATION........      1.34%  B               $ 113.02                685
AXA CONSERVATIVE-PLUS ALLOCATION........      1.35%  B               $ 112.94                  1
AXA CONSERVATIVE-PLUS ALLOCATION........      1.45%  B               $ 112.23                 --

AXA GROWTH STRATEGY.....................      1.10%  A               $ 103.79                  7
AXA GROWTH STRATEGY.....................      1.25%  A               $ 103.74                  7

AXA MODERATE ALLOCATION.................      0.25%  A               $ 120.35                 --
AXA MODERATE ALLOCATION.................      0.50%  A               $  96.11                 --
AXA MODERATE ALLOCATION.................      0.70%  A               $ 155.35                  8
AXA MODERATE ALLOCATION.................      0.90%  A               $ 185.70                113
AXA MODERATE ALLOCATION.................      1.00%  A               $ 194.37                 --
AXA MODERATE ALLOCATION.................      1.20%  A               $ 164.76                 62
AXA MODERATE ALLOCATION.................      1.35%  A               $ 193.89              1,369
AXA MODERATE ALLOCATION.................      1.35%  A               $ 195.12                 46
AXA MODERATE ALLOCATION.................      1.45%  A               $ 124.54                  4
AXA MODERATE ALLOCATION.................      1.75%  A               $  58.09             17,262
AXA MODERATE ALLOCATION.................      0.25%  B               $ 114.11                 --
AXA MODERATE ALLOCATION.................      0.50%  B               $ 111.49                  3
AXA MODERATE ALLOCATION.................      0.70%  B               $ 119.94                 15
AXA MODERATE ALLOCATION.................      0.80%  B               $ 128.11                 --
AXA MODERATE ALLOCATION.................      0.90%  B               $ 116.47                 15
AXA MODERATE ALLOCATION.................      0.90%  B               $ 130.72                 19
AXA MODERATE ALLOCATION.................      0.95%  B               $ 116.86                300
AXA MODERATE ALLOCATION.................      1.00%  B               $ 129.13                 --
AXA MODERATE ALLOCATION.................      1.10%  B               $ 115.04                 97
AXA MODERATE ALLOCATION.................      1.20%  B               $ 124.58                826
AXA MODERATE ALLOCATION.................      1.25%  B               $  85.64                164
AXA MODERATE ALLOCATION.................      1.30%  B               $  92.97                146

AXA MODERATE-PLUS ALLOCATION............      0.00%  B               $ 130.81                 --
AXA MODERATE-PLUS ALLOCATION............      0.25%  B               $ 128.78                 --
AXA MODERATE-PLUS ALLOCATION............      0.50%  B               $ 126.77                  5
AXA MODERATE-PLUS ALLOCATION............      0.70%  B               $ 125.19                  6
AXA MODERATE-PLUS ALLOCATION............      0.80%  B               $ 138.21                 --
AXA MODERATE-PLUS ALLOCATION............      0.90%  B               $ 123.62                160
AXA MODERATE-PLUS ALLOCATION............      0.95%  B               $ 123.23                440
AXA MODERATE-PLUS ALLOCATION............      1.00%  B               $ 122.85                 --
AXA MODERATE-PLUS ALLOCATION............      1.10%  B               $ 122.07                139
AXA MODERATE-PLUS ALLOCATION............      1.20%  B               $ 121.30                652
AXA MODERATE-PLUS ALLOCATION............      1.25%  B               $  80.22                109
AXA MODERATE-PLUS ALLOCATION............      1.30%  B               $  88.27                176
AXA MODERATE-PLUS ALLOCATION............      1.34%  B               $ 120.23              3,923
AXA MODERATE-PLUS ALLOCATION............      1.35%  B               $ 120.15                 11
AXA MODERATE-PLUS ALLOCATION............      1.45%  B               $ 119.39                  1

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract
                                                charges   Share Class   Unit Value   Units Outstanding (000s)
                                               --------- ------------- ------------ -------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.25%  A               $ 134.13                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.50%  A               $  73.60                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.70%  A               $ 115.64                 5
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.90%  A               $ 123.91                45
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.00%  A               $ 126.76                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.20%  A               $ 108.95                31
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.34%  A               $ 121.08             3,660
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.35%  A               $ 120.90                49
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.45%  A               $  94.48                 4
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.25%  B               $  99.03                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.50%  B               $  96.76                 2
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.70%  B               $  99.70                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.80%  B               $ 162.82                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.90%  B               $ 101.19                10
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.95%  B               $  97.14               213
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.00%  B               $ 147.85                --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.10%  B               $  95.63                11
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.20%  B               $  94.40               384
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.25%  B               $  58.87                39
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      1.30%  B               $  71.20                17

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.25%  A               $ 144.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.50%  A               $  90.30                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.70%  A               $ 133.00                 3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.90%  A               $ 166.93                11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.00%  A               $ 164.81                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.20%  A               $ 160.64                 9
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.34%  A               $ 157.78             1,367
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.35%  A               $ 157.57                11
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.45%  A               $ 114.27                 2
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.25%  B               $  88.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.50%  B               $  86.81                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.70%  B               $ 143.59                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.80%  B               $ 158.66                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.90%  B               $ 118.65                 4
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.95%  B               $ 139.89                96
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.00%  B               $ 151.85                --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.10%  B               $ 137.72                 3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.20%  B               $ 114.32               181
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.25%  B               $  72.69                10
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      1.30%  B               $  87.36                 7

EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.00%  B               $  81.05                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.00%  B               $  84.79                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.25%  B               $  84.09                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.50%  B               $  83.39                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.70%  B               $  82.84                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.80%  B               $ 170.98                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.90%  B               $  82.29                 2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      0.95%  B               $  82.15                 6
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.00%  B               $  82.01                --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.10%  B               $  81.74                 3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.20%  B               $  81.46                15
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........      1.25%  B               $  68.08                 3

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                               Contract
                                               charges   Share Class   Unit Value   Units Outstanding (000s)
                                              --------- ------------- ------------ -------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.30%  B              $  77.48                  1
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.34%  B              $  81.08                114
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.......      1.45%  B              $  80.78                 --

EQ/BLACKROCK BASIC VALUE EQUITY............      0.25%  B              $ 132.53                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.50%  B              $ 129.48                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.70%  B              $ 161.67                  4
EQ/BLACKROCK BASIC VALUE EQUITY............      0.80%  B              $ 151.80                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      0.90%  B              $ 154.34                  4
EQ/BLACKROCK BASIC VALUE EQUITY............      0.90%  B              $ 157.97                 22
EQ/BLACKROCK BASIC VALUE EQUITY............      0.95%  B              $ 131.22                133
EQ/BLACKROCK BASIC VALUE EQUITY............      1.00%  B              $ 156.16                 --
EQ/BLACKROCK BASIC VALUE EQUITY............      1.10%  B              $ 154.36                 13
EQ/BLACKROCK BASIC VALUE EQUITY............      1.20%  B              $ 151.42                251
EQ/BLACKROCK BASIC VALUE EQUITY............      1.20%  B              $ 152.57                 14
EQ/BLACKROCK BASIC VALUE EQUITY............      1.25%  B              $  73.91                 61
EQ/BLACKROCK BASIC VALUE EQUITY............      1.30%  B              $  83.84                  7
EQ/BLACKROCK BASIC VALUE EQUITY............      1.34%  B              $ 194.39              1,328
EQ/BLACKROCK BASIC VALUE EQUITY............      1.35%  B              $ 149.93                  7
EQ/BLACKROCK BASIC VALUE EQUITY............      1.45%  B              $ 147.09                  1

EQ/BLACKROCK INTERNATIONAL VALUE...........      0.25%  B              $ 109.66                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.50%  B              $ 107.14                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.70%  B              $ 130.43                 22
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.80%  B              $ 163.77                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.90%  B              $ 127.74                 36
EQ/BLACKROCK INTERNATIONAL VALUE...........      0.95%  B              $ 127.07                136
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.00%  B              $ 126.41                 --
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.10%  B              $ 125.09                  8
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.20%  B              $ 123.78                175
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.25%  B              $  71.27                 23
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.30%  B              $  82.38                  8
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.34%  B              $ 121.98              1,655
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.35%  B              $ 121.85                 10
EQ/BLACKROCK INTERNATIONAL VALUE...........      1.45%  B              $ 132.01                  1

EQ/BOSTON ADVISORS EQUITY INCOME...........      0.00%  B              $ 103.43                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.25%  B              $ 102.09                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.50%  B              $ 100.76                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.70%  B              $  99.70                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.80%  B              $ 145.23                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.90%  B              $  98.66                  8
EQ/BOSTON ADVISORS EQUITY INCOME...........      0.95%  B              $  98.40                 40
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.00%  B              $  98.14                 --
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.10%  B              $  97.62                  5
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.20%  B              $  97.11                 68
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.25%  B              $  69.71                  8
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.30%  B              $  78.71                  7
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.34%  B              $  96.39                385
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.35%  B              $  96.34                  1
EQ/BOSTON ADVISORS EQUITY INCOME...........      1.45%  B              $  95.83                 --

EQ/CALVERT SOCIALLY RESPONSIBLE............      0.25%  B              $  68.95                 --
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.50%  B              $  67.36                 --
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.70%  B              $  74.66                  2
EQ/CALVERT SOCIALLY RESPONSIBLE............      0.80%  B              $ 146.29                 --

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                           Contract
                                           charges   Share Class   Unit Value   Units Outstanding (000s)
                                          --------- ------------- ------------ -------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE........      0.90%  B              $  73.12                  4
EQ/CALVERT SOCIALLY RESPONSIBLE........      0.95%  B              $  93.26                  4
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.00%  B              $  72.36                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.10%  B              $  71.60                  1
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.20%  B              $  70.85                 15
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.25%  B              $  71.04                  1
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.30%  B              $  78.30                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.34%  B              $  69.81                240
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.35%  B              $  69.74                 --
EQ/CALVERT SOCIALLY RESPONSIBLE........      1.45%  B              $  89.44                 --

EQ/CAPITAL GUARDIAN GROWTH.............      0.25%  B              $  58.69                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.50%  B              $  57.26                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.70%  B              $  64.90                  1
EQ/CAPITAL GUARDIAN GROWTH.............      0.80%  B              $ 149.32                 --
EQ/CAPITAL GUARDIAN GROWTH.............      0.90%  B              $  63.56                  7
EQ/CAPITAL GUARDIAN GROWTH.............      0.95%  B              $  63.23                 20
EQ/CAPITAL GUARDIAN GROWTH.............      1.00%  B              $  62.90                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.10%  B              $  62.24                  3
EQ/CAPITAL GUARDIAN GROWTH.............      1.20%  B              $  61.59                 39
EQ/CAPITAL GUARDIAN GROWTH.............      1.25%  B              $  75.30                  1
EQ/CAPITAL GUARDIAN GROWTH.............      1.30%  B              $  82.04                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.34%  B              $  60.69                212
EQ/CAPITAL GUARDIAN GROWTH.............      1.35%  B              $  60.63                 --
EQ/CAPITAL GUARDIAN GROWTH.............      1.45%  B              $  80.66                 --

EQ/CAPITAL GUARDIAN RESEARCH...........      0.00%  B              $ 117.23                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.25%  B              $ 101.97                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.50%  B              $  99.62                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.70%  B              $ 108.99                  2
EQ/CAPITAL GUARDIAN RESEARCH...........      0.80%  B              $ 152.88                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      0.90%  B              $ 106.74                 24
EQ/CAPITAL GUARDIAN RESEARCH...........      0.95%  B              $ 106.19                 70
EQ/CAPITAL GUARDIAN RESEARCH...........      1.00%  B              $ 105.63                 --
EQ/CAPITAL GUARDIAN RESEARCH...........      1.10%  B              $ 104.53                  1
EQ/CAPITAL GUARDIAN RESEARCH...........      1.20%  B              $ 103.44                277
EQ/CAPITAL GUARDIAN RESEARCH...........      1.25%  B              $  72.65                 34
EQ/CAPITAL GUARDIAN RESEARCH...........      1.30%  B              $  79.37                  1
EQ/CAPITAL GUARDIAN RESEARCH...........      1.34%  B              $ 101.93              1,168
EQ/CAPITAL GUARDIAN RESEARCH...........      1.35%  B              $ 101.82                  5
EQ/CAPITAL GUARDIAN RESEARCH...........      1.45%  B              $ 100.76                  2

EQ/COMMON STOCK INDEX..................      0.25%  A              $ 134.77                 --
EQ/COMMON STOCK INDEX..................      0.50%  A              $  77.16                  1
EQ/COMMON STOCK INDEX..................      0.70%  A              $ 117.35                 20
EQ/COMMON STOCK INDEX..................      0.90%  A              $ 165.98                 62
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 177.90                 --
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 371.69                 80
EQ/COMMON STOCK INDEX..................      1.00%  A              $ 402.62                 28
EQ/COMMON STOCK INDEX..................      1.20%  A              $ 136.48                 31
EQ/COMMON STOCK INDEX..................      1.35%  A              $ 209.74              1,725
EQ/COMMON STOCK INDEX..................      1.35%  A              $ 219.15                 56
EQ/COMMON STOCK INDEX..................      1.45%  A              $  84.37                 23
EQ/COMMON STOCK INDEX..................      1.75%  A              $ 271.80              5,706
EQ/COMMON STOCK INDEX..................      0.25%  B              $  76.81                 --

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/COMMON STOCK INDEX............      0.50%  B              $  75.05                 --
EQ/COMMON STOCK INDEX............      0.70%  B              $  77.72                  5
EQ/COMMON STOCK INDEX............      0.80%  B              $ 151.84                 --
EQ/COMMON STOCK INDEX............      0.90%  B              $  79.72                 23
EQ/COMMON STOCK INDEX............      0.90%  B              $  89.22                  8
EQ/COMMON STOCK INDEX............      0.95%  B              $  75.72                314
EQ/COMMON STOCK INDEX............      1.00%  B              $ 130.38                 --
EQ/COMMON STOCK INDEX............      1.10%  B              $  74.54                  8
EQ/COMMON STOCK INDEX............      1.20%  B              $  84.41                781
EQ/COMMON STOCK INDEX............      1.25%  B              $  66.85                 28
EQ/COMMON STOCK INDEX............      1.30%  B              $  74.64                 22

EQ/CORE BOND INDEX...............      0.25%  B              $ 117.44                 --
EQ/CORE BOND INDEX...............      0.50%  B              $ 115.08                 --
EQ/CORE BOND INDEX...............      0.70%  B              $ 113.23                  6
EQ/CORE BOND INDEX...............      0.80%  B              $ 104.89                 --
EQ/CORE BOND INDEX...............      0.90%  B              $ 111.40                 13
EQ/CORE BOND INDEX...............      0.95%  B              $ 110.95                177
EQ/CORE BOND INDEX...............      1.00%  B              $ 110.50                 --
EQ/CORE BOND INDEX...............      1.10%  B              $ 109.60                  8
EQ/CORE BOND INDEX...............      1.20%  B              $ 108.70                139
EQ/CORE BOND INDEX...............      1.25%  B              $  93.17                 16
EQ/CORE BOND INDEX...............      1.30%  B              $  93.34                  5
EQ/CORE BOND INDEX...............      1.34%  B              $ 107.47                799
EQ/CORE BOND INDEX...............      1.35%  B              $ 107.38                 --
EQ/CORE BOND INDEX...............      1.45%  B              $ 106.50                 --

EQ/DAVIS NEW YORK VENTURE........      0.00%  B              $  78.85                 --
EQ/DAVIS NEW YORK VENTURE........      0.00%  B              $  87.13                  2
EQ/DAVIS NEW YORK VENTURE........      0.25%  B              $ 126.18                 --
EQ/DAVIS NEW YORK VENTURE........      0.25%  B              $ 138.93                 --
EQ/DAVIS NEW YORK VENTURE........      0.50%  B              $  77.82                 --
EQ/DAVIS NEW YORK VENTURE........      0.70%  B              $  77.40                 --
EQ/DAVIS NEW YORK VENTURE........      0.80%  B              $ 156.79                 --
EQ/DAVIS NEW YORK VENTURE........      0.90%  B              $  77.00                  6
EQ/DAVIS NEW YORK VENTURE........      0.90%  B              $  88.46                 --
EQ/DAVIS NEW YORK VENTURE........      0.95%  B              $  76.89                 28
EQ/DAVIS NEW YORK VENTURE........      1.00%  B              $  88.16                 --
EQ/DAVIS NEW YORK VENTURE........      1.00%  B              $ 156.54                 --
EQ/DAVIS NEW YORK VENTURE........      1.10%  B              $  83.63                  8
EQ/DAVIS NEW YORK VENTURE........      1.20%  B              $  76.38                 36
EQ/DAVIS NEW YORK VENTURE........      1.25%  B              $  75.46                  8
EQ/DAVIS NEW YORK VENTURE........      1.30%  B              $  76.29                  2
EQ/DAVIS NEW YORK VENTURE........      1.34%  B              $  76.10                191
EQ/DAVIS NEW YORK VENTURE........      1.34%  B              $  87.16                 --
EQ/DAVIS NEW YORK VENTURE........      1.45%  B              $  75.88                 --

EQ/EQUITY 500 INDEX..............      0.25%  A              $ 131.81                 --
EQ/EQUITY 500 INDEX..............      0.50%  A              $  84.82                 --
EQ/EQUITY 500 INDEX..............      0.70%  A              $ 129.53                 11
EQ/EQUITY 500 INDEX..............      0.90%  A              $ 183.42                 42
EQ/EQUITY 500 INDEX..............      1.00%  A              $ 205.58                 --
EQ/EQUITY 500 INDEX..............      1.20%  A              $ 151.14                 45
EQ/EQUITY 500 INDEX..............      1.34%  A              $ 248.75              2,527
EQ/EQUITY 500 INDEX..............      1.35%  A              $ 248.35                 26

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/EQUITY 500 INDEX..............      1.45%  A              $  93.93                  9
EQ/EQUITY 500 INDEX..............      0.25%  B              $  86.26                 --
EQ/EQUITY 500 INDEX..............      0.50%  B              $  84.28                 --
EQ/EQUITY 500 INDEX..............      0.70%  B              $  85.37                 19
EQ/EQUITY 500 INDEX..............      0.80%  B              $ 149.43                 --
EQ/EQUITY 500 INDEX..............      0.90%  B              $  98.92                 12
EQ/EQUITY 500 INDEX..............      0.95%  B              $  83.17                180
EQ/EQUITY 500 INDEX..............      1.00%  B              $ 126.06                 --
EQ/EQUITY 500 INDEX..............      1.10%  B              $  81.88                 21
EQ/EQUITY 500 INDEX..............      1.20%  B              $  93.97                572
EQ/EQUITY 500 INDEX..............      1.25%  B              $  73.10                 77
EQ/EQUITY 500 INDEX..............      1.30%  B              $  82.05                 10

EQ/EQUITY GROWTH PLUS............      0.25%  B              $ 140.50                 --
EQ/EQUITY GROWTH PLUS............      0.50%  B              $ 137.63                  1
EQ/EQUITY GROWTH PLUS............      0.70%  B              $ 135.36                  6
EQ/EQUITY GROWTH PLUS............      0.80%  B              $ 147.19                 --
EQ/EQUITY GROWTH PLUS............      0.90%  B              $ 133.13                 41
EQ/EQUITY GROWTH PLUS............      0.95%  B              $ 132.58                198
EQ/EQUITY GROWTH PLUS............      1.00%  B              $ 132.03                 --
EQ/EQUITY GROWTH PLUS............      1.10%  B              $ 130.93                 15
EQ/EQUITY GROWTH PLUS............      1.20%  B              $ 129.84                315
EQ/EQUITY GROWTH PLUS............      1.25%  B              $  80.42                 34
EQ/EQUITY GROWTH PLUS............      1.30%  B              $  87.94                 13
EQ/EQUITY GROWTH PLUS............      1.34%  B              $ 128.33              2,138
EQ/EQUITY GROWTH PLUS............      1.35%  B              $ 128.22                  3
EQ/EQUITY GROWTH PLUS............      1.45%  B              $ 127.16                  1

EQ/EVERGREEN OMEGA...............      0.25%  B              $ 103.09                 --
EQ/EVERGREEN OMEGA...............      0.50%  B              $ 100.72                 --
EQ/EVERGREEN OMEGA...............      0.70%  B              $ 102.07                  3
EQ/EVERGREEN OMEGA...............      0.80%  B              $ 152.54                 --
EQ/EVERGREEN OMEGA...............      0.90%  B              $  99.96                  3
EQ/EVERGREEN OMEGA...............      0.95%  B              $  99.44                 40
EQ/EVERGREEN OMEGA...............      1.00%  B              $  98.92                 --
EQ/EVERGREEN OMEGA...............      1.10%  B              $  97.89                 10
EQ/EVERGREEN OMEGA...............      1.20%  B              $  96.86                 60
EQ/EVERGREEN OMEGA...............      1.25%  B              $  98.37                 13
EQ/EVERGREEN OMEGA...............      1.30%  B              $ 112.70                  1
EQ/EVERGREEN OMEGA...............      1.34%  B              $  95.45                354
EQ/EVERGREEN OMEGA...............      1.35%  B              $  95.35                 --
EQ/EVERGREEN OMEGA...............      1.45%  B              $  94.35                 --

EQ/FRANKLIN CORE BALANCED........      0.00%  B              $  95.14                 --
EQ/FRANKLIN CORE BALANCED........      0.25%  B              $  94.36                 --
EQ/FRANKLIN CORE BALANCED........      0.50%  B              $  93.57                 --
EQ/FRANKLIN CORE BALANCED........      0.70%  B              $  92.95                  2
EQ/FRANKLIN CORE BALANCED........      0.80%  B              $ 142.97                 --
EQ/FRANKLIN CORE BALANCED........      0.90%  B              $  92.33                  8
EQ/FRANKLIN CORE BALANCED........      0.95%  B              $  92.18                 68
EQ/FRANKLIN CORE BALANCED........      1.00%  B              $  92.03                 --
EQ/FRANKLIN CORE BALANCED........      1.10%  B              $  91.72                  7
EQ/FRANKLIN CORE BALANCED........      1.20%  B              $  91.41                120
EQ/FRANKLIN CORE BALANCED........      1.25%  B              $  84.02                 13
EQ/FRANKLIN CORE BALANCED........      1.30%  B              $  89.72                 17

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                             Contract
                                             charges   Share Class   Unit Value   Units Outstanding (000s)
                                            --------- ------------- ------------ -------------------------
EQ/FRANKLIN CORE BALANCED................      1.34%  B              $  90.98                615
EQ/FRANKLIN CORE BALANCED................      1.35%  B              $  90.95                 --
EQ/FRANKLIN CORE BALANCED................      1.45%  B              $  90.65                 --

EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.00%  B              $  77.81                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.25%  B              $ 133.67                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.50%  B              $  76.79                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.70%  B              $  76.39                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.80%  B              $ 146.85                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.90%  B              $  75.98                  6
EQ/FRANKLIN TEMPLETON ALLOCATION.........      0.95%  B              $  75.88                 47
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.00%  B              $ 146.61                 --
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.10%  B              $  84.97                 10
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.20%  B              $  75.38                 86
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.25%  B              $  74.62                  7
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.30%  B              $  75.29                 17
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.34%  B              $  75.10                389
EQ/FRANKLIN TEMPLETON ALLOCATION.........      1.45%  B              $  74.88                 --

EQ/GAMCO MERGERS AND ACQUISITIONS........      0.00%  B              $ 123.62                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.25%  B              $ 122.18                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.50%  B              $ 120.76                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.70%  B              $ 119.63                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.80%  B              $ 122.34                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.90%  B              $ 118.51                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      0.95%  B              $ 118.23                 17
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.00%  B              $ 117.96                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.10%  B              $ 117.40                  3
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.20%  B              $ 116.85                 17
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.25%  B              $  93.71                  4
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.30%  B              $ 102.25                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.34%  B              $ 116.03                  1
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.34%  B              $ 116.08                 75
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.35%  B              $ 116.02                 --
EQ/GAMCO MERGERS AND ACQUISITIONS........      1.45%  B              $ 115.47                 --

EQ/GAMCO SMALL COMPANY VALUE.............      0.00%  B              $ 150.93                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.25%  B              $ 148.97                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.50%  B              $ 147.03                  1
EQ/GAMCO SMALL COMPANY VALUE.............      0.70%  B              $ 145.49                  4
EQ/GAMCO SMALL COMPANY VALUE.............      0.80%  B              $ 170.87                 --
EQ/GAMCO SMALL COMPANY VALUE.............      0.90%  B              $ 143.97                 18
EQ/GAMCO SMALL COMPANY VALUE.............      0.95%  B              $ 143.59                 83
EQ/GAMCO SMALL COMPANY VALUE.............      1.00%  B              $ 143.21                 --
EQ/GAMCO SMALL COMPANY VALUE.............      1.10%  B              $ 142.46                 16
EQ/GAMCO SMALL COMPANY VALUE.............      1.20%  B              $ 141.70                181
EQ/GAMCO SMALL COMPANY VALUE.............      1.25%  B              $  90.41                 46
EQ/GAMCO SMALL COMPANY VALUE.............      1.30%  B              $ 107.09                 14
EQ/GAMCO SMALL COMPANY VALUE.............      1.34%  B              $ 140.66              1,108
EQ/GAMCO SMALL COMPANY VALUE.............      1.35%  B              $ 140.59                  2
EQ/GAMCO SMALL COMPANY VALUE.............      1.45%  B              $ 139.84                  1

EQ/GLOBAL BOND PLUS......................      0.00%  B              $ 120.05                 --
EQ/GLOBAL BOND PLUS......................      0.25%  B              $ 118.78                 --
EQ/GLOBAL BOND PLUS......................      0.50%  B              $ 117.53                 --
EQ/GLOBAL BOND PLUS......................      0.70%  B              $ 116.53                  1

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract
                                                charges   Share Class   Unit Value   Units Outstanding (000s)
                                               --------- ------------- ------------ -------------------------
EQ/GLOBAL BOND PLUS.........................      0.80%  B               $ 108.45                --
EQ/GLOBAL BOND PLUS.........................      0.90%  B               $ 115.54                 7
EQ/GLOBAL BOND PLUS.........................      0.95%  B               $ 115.29                67
EQ/GLOBAL BOND PLUS.........................      1.00%  B               $ 115.05                --
EQ/GLOBAL BOND PLUS.........................      1.10%  B               $ 114.55                13
EQ/GLOBAL BOND PLUS.........................      1.20%  B               $ 114.06                76
EQ/GLOBAL BOND PLUS.........................      1.25%  B               $ 114.50                25
EQ/GLOBAL BOND PLUS.........................      1.30%  B               $ 116.18                 3
EQ/GLOBAL BOND PLUS.........................      1.34%  B               $ 113.38               315
EQ/GLOBAL BOND PLUS.........................      1.35%  B               $ 113.33                --
EQ/GLOBAL BOND PLUS.........................      1.45%  B               $ 112.85                --

EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.25%  B               $ 222.63                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.50%  B               $ 217.50                 1
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.70%  B               $ 163.68                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.70%  B               $ 267.50                 6
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.80%  B               $ 165.92                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 162.05                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 261.39                13
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.90%  B               $ 310.04                 3
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.95%  B               $ 229.15               107
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.00%  B               $ 258.39                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.10%  B               $ 255.40                 9
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.20%  B               $ 238.40               167
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.20%  B               $ 252.45                40
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.25%  B               $  72.17                52
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.30%  B               $  98.90                 8
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.34%  B               $ 164.68             1,935
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.35%  B               $ 248.08                 7
EQ/GLOBAL MULTI-SECTOR EQUITY...............      1.45%  B               $ 231.58                 1
EQ/GLOBAL MULTI-SECTOR EQUITY...............      2.75%  B               $ 151.37                --
EQ/GLOBAL MULTI-SECTOR EQUITY...............      2.75%  B               $ 267.70                21

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.25%  A               $  97.73                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.50%  A               $ 107.84                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.70%  A               $ 153.88                 1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.90%  A               $ 165.19                 3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  A               $  86.49                30
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  A               $ 165.25                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.20%  A               $ 151.16                 2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.34%  A               $ 167.97               438
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.35%  A               $ 161.84                 6
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.45%  A               $ 135.54                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.25%  B               $ 139.72                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.50%  B               $ 136.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.70%  B               $ 140.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.80%  B               $  99.52                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.90%  B               $ 140.25                 2
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.95%  B               $ 136.90                74
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.00%  B               $ 110.69                --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.10%  B               $ 134.77                 5
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.20%  B               $ 135.57                89
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.25%  B               $ 103.82                16
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      1.30%  B               $ 104.32                 3

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                           Contract
                                           charges   Share Class   Unit Value   Units Outstanding (000s)
                                          --------- ------------- ------------ -------------------------
EQ/INTERNATIONAL CORE PLUS.............      0.25%  B               $ 110.26               --
EQ/INTERNATIONAL CORE PLUS.............      0.50%  B               $ 107.72                1
EQ/INTERNATIONAL CORE PLUS.............      0.70%  B               $ 119.10                2
EQ/INTERNATIONAL CORE PLUS.............      0.80%  B               $ 162.64               --
EQ/INTERNATIONAL CORE PLUS.............      0.90%  B               $ 116.64               10
EQ/INTERNATIONAL CORE PLUS.............      0.95%  B               $ 142.55               59
EQ/INTERNATIONAL CORE PLUS.............      1.00%  B               $ 115.43               --
EQ/INTERNATIONAL CORE PLUS.............      1.10%  B               $ 114.22               12
EQ/INTERNATIONAL CORE PLUS.............      1.20%  B               $ 113.03              168
EQ/INTERNATIONAL CORE PLUS.............      1.25%  B               $  74.24               57
EQ/INTERNATIONAL CORE PLUS.............      1.30%  B               $  86.11                4
EQ/INTERNATIONAL CORE PLUS.............      1.34%  B               $ 111.38              806
EQ/INTERNATIONAL CORE PLUS.............      1.35%  B               $ 111.26                1
EQ/INTERNATIONAL CORE PLUS.............      1.45%  B               $ 136.84               --

EQ/INTERNATIONAL GROWTH................      0.00%  B               $ 138.85               --
EQ/INTERNATIONAL GROWTH................      0.25%  B               $ 137.23               --
EQ/INTERNATIONAL GROWTH................      0.50%  B               $ 135.64               --
EQ/INTERNATIONAL GROWTH................      0.70%  B               $ 134.37                1
EQ/INTERNATIONAL GROWTH................      0.80%  B               $ 161.43               --
EQ/INTERNATIONAL GROWTH................      0.90%  B               $ 133.11                5
EQ/INTERNATIONAL GROWTH................      0.95%  B               $ 132.80               29
EQ/INTERNATIONAL GROWTH................      1.00%  B               $ 132.49               --
EQ/INTERNATIONAL GROWTH................      1.10%  B               $ 131.86                5
EQ/INTERNATIONAL GROWTH................      1.20%  B               $ 131.24               42
EQ/INTERNATIONAL GROWTH................      1.25%  B               $  81.17               12
EQ/INTERNATIONAL GROWTH................      1.30%  B               $  96.94                2
EQ/INTERNATIONAL GROWTH................      1.34%  B               $ 130.32                9
EQ/INTERNATIONAL GROWTH................      1.34%  B               $ 130.37              248
EQ/INTERNATIONAL GROWTH................      1.35%  B               $ 130.31               --
EQ/INTERNATIONAL GROWTH................      1.45%  B               $ 129.70               --

EQ/JPMORGAN VALUE OPPORTUNITIES........      0.25%  B               $ 106.84               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.50%  B               $ 104.38               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.70%  B               $ 103.78                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.80%  B               $ 157.97               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.90%  B               $ 100.30                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.90%  B               $ 101.41                6
EQ/JPMORGAN VALUE OPPORTUNITIES........      0.95%  B               $  93.71               16
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.00%  B               $ 100.24               --
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.10%  B               $  99.09                2
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.20%  B               $  96.91               25
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.20%  B               $  97.94                6
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.25%  B               $  70.01                4
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.30%  B               $  78.88                1
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.34%  B               $ 121.58              308
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.35%  B               $  96.25                5
EQ/JPMORGAN VALUE OPPORTUNITIES........      1.45%  B               $  94.13                1

EQ/LARGE CAP CORE PLUS.................      0.25%  B               $  85.69               --
EQ/LARGE CAP CORE PLUS.................      0.50%  B               $  83.72               --
EQ/LARGE CAP CORE PLUS.................      0.70%  B               $  87.12               --
EQ/LARGE CAP CORE PLUS.................      0.80%  B               $ 148.56               --
EQ/LARGE CAP CORE PLUS.................      0.90%  B               $  85.32                3
EQ/LARGE CAP CORE PLUS.................      0.95%  B               $  84.87               10

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/LARGE CAP CORE PLUS...........      1.00%  B              $  84.43                 --
EQ/LARGE CAP CORE PLUS...........      1.10%  B              $  83.55                  1
EQ/LARGE CAP CORE PLUS...........      1.20%  B              $  82.67                 22
EQ/LARGE CAP CORE PLUS...........      1.25%  B              $  74.07                  3
EQ/LARGE CAP CORE PLUS...........      1.30%  B              $  81.05                 --
EQ/LARGE CAP CORE PLUS...........      1.34%  B              $  81.47                124
EQ/LARGE CAP CORE PLUS...........      1.35%  B              $  81.38                 --
EQ/LARGE CAP CORE PLUS...........      1.45%  B              $  80.53                 --

EQ/LARGE CAP GROWTH INDEX........      0.25%  B              $  66.00                 --
EQ/LARGE CAP GROWTH INDEX........      0.50%  B              $  64.48                  1
EQ/LARGE CAP GROWTH INDEX........      0.70%  B              $  70.14                  1
EQ/LARGE CAP GROWTH INDEX........      0.80%  B              $ 150.10                 --
EQ/LARGE CAP GROWTH INDEX........      0.90%  B              $  68.69                 11
EQ/LARGE CAP GROWTH INDEX........      0.95%  B              $  68.33                117
EQ/LARGE CAP GROWTH INDEX........      1.00%  B              $  67.98                 --
EQ/LARGE CAP GROWTH INDEX........      1.10%  B              $  67.27                  5
EQ/LARGE CAP GROWTH INDEX........      1.20%  B              $  66.57                188
EQ/LARGE CAP GROWTH INDEX........      1.25%  B              $  88.13                  7
EQ/LARGE CAP GROWTH INDEX........      1.30%  B              $  98.09                  1
EQ/LARGE CAP GROWTH INDEX........      1.34%  B              $  65.60              1,420
EQ/LARGE CAP GROWTH INDEX........      1.35%  B              $  65.53                  3
EQ/LARGE CAP GROWTH INDEX........      1.45%  B              $  64.84                  1

EQ/LARGE CAP GROWTH PLUS.........      0.25%  B              $  58.62                 --
EQ/LARGE CAP GROWTH PLUS.........      0.50%  B              $  57.27                  1
EQ/LARGE CAP GROWTH PLUS.........      0.70%  B              $ 100.65                  3
EQ/LARGE CAP GROWTH PLUS.........      0.80%  B              $ 149.84                 --
EQ/LARGE CAP GROWTH PLUS.........      0.90%  B              $  88.06                  3
EQ/LARGE CAP GROWTH PLUS.........      0.90%  B              $  98.35                 23
EQ/LARGE CAP GROWTH PLUS.........      0.95%  B              $  83.04                 85
EQ/LARGE CAP GROWTH PLUS.........      1.00%  B              $  97.22                 --
EQ/LARGE CAP GROWTH PLUS.........      1.10%  B              $  96.10                  2
EQ/LARGE CAP GROWTH PLUS.........      1.20%  B              $  91.21                147
EQ/LARGE CAP GROWTH PLUS.........      1.20%  B              $  94.98                  3
EQ/LARGE CAP GROWTH PLUS.........      1.25%  B              $  83.73                  3
EQ/LARGE CAP GROWTH PLUS.........      1.30%  B              $  96.43                  2
EQ/LARGE CAP GROWTH PLUS.........      1.34%  B              $ 139.68              1,451
EQ/LARGE CAP GROWTH PLUS.........      1.35%  B              $  93.34                 16
EQ/LARGE CAP GROWTH PLUS.........      1.45%  B              $  88.60                  7

EQ/LARGE CAP VALUE INDEX.........      0.00%  B              $  55.34                 --
EQ/LARGE CAP VALUE INDEX.........      0.25%  B              $  54.76                 --
EQ/LARGE CAP VALUE INDEX.........      0.25%  B              $ 121.05                 --
EQ/LARGE CAP VALUE INDEX.........      0.50%  B              $  54.18                 --
EQ/LARGE CAP VALUE INDEX.........      0.70%  B              $  53.72                 --
EQ/LARGE CAP VALUE INDEX.........      0.80%  B              $ 151.36                 --
EQ/LARGE CAP VALUE INDEX.........      0.90%  B              $  53.26                 10
EQ/LARGE CAP VALUE INDEX.........      0.95%  B              $  53.14                 20
EQ/LARGE CAP VALUE INDEX.........      1.00%  B              $  53.03                 --
EQ/LARGE CAP VALUE INDEX.........      1.10%  B              $  52.80                  3
EQ/LARGE CAP VALUE INDEX.........      1.20%  B              $  52.58                 28
EQ/LARGE CAP VALUE INDEX.........      1.25%  B              $  44.23                  4
EQ/LARGE CAP VALUE INDEX.........      1.30%  B              $  48.58                  1
EQ/LARGE CAP VALUE INDEX.........      1.34%  B              $  52.26                201

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                            Contract
                                            charges   Share Class   Unit Value   Units Outstanding (000s)
                                           --------- ------------- ------------ -------------------------
EQ/LARGE CAP VALUE INDEX................      1.35%  B              $  52.24                  1
EQ/LARGE CAP VALUE INDEX................      1.45%  B              $  52.01                 --

EQ/LARGE CAP VALUE PLUS.................      0.00%  A              $   6.50                 --
EQ/LARGE CAP VALUE PLUS.................      0.50%  A              $ 105.72                 --
EQ/LARGE CAP VALUE PLUS.................      0.70%  A              $  96.07                  7
EQ/LARGE CAP VALUE PLUS.................      0.90%  A              $  94.08                 63
EQ/LARGE CAP VALUE PLUS.................      1.00%  A              $  93.11                 --
EQ/LARGE CAP VALUE PLUS.................      1.20%  A              $  91.17                 78
EQ/LARGE CAP VALUE PLUS.................      1.34%  A              $  89.84              7,621
EQ/LARGE CAP VALUE PLUS.................      1.35%  A              $   6.29                 --
EQ/LARGE CAP VALUE PLUS.................      1.35%  A              $  89.75                 50
EQ/LARGE CAP VALUE PLUS.................      1.45%  A              $  95.00                  7
EQ/LARGE CAP VALUE PLUS.................      3.40%  A              $   5.78                 --
EQ/LARGE CAP VALUE PLUS.................      3.40%  A              $   5.98                 --
EQ/LARGE CAP VALUE PLUS.................      4.75%  A              $   5.59                 --
EQ/LARGE CAP VALUE PLUS.................      4.75%  A              $   5.77                 --
EQ/LARGE CAP VALUE PLUS.................      0.25%  B              $ 107.33                 --
EQ/LARGE CAP VALUE PLUS.................      0.50%  B              $ 104.86                  2
EQ/LARGE CAP VALUE PLUS.................      0.70%  B              $  95.28                 18
EQ/LARGE CAP VALUE PLUS.................      0.70%  B              $  96.07                 --
EQ/LARGE CAP VALUE PLUS.................      0.80%  B              $ 151.95                 --
EQ/LARGE CAP VALUE PLUS.................      0.90%  B              $  93.31                 14
EQ/LARGE CAP VALUE PLUS.................      0.90%  B              $  94.08                 --
EQ/LARGE CAP VALUE PLUS.................      0.95%  B              $  98.45                331
EQ/LARGE CAP VALUE PLUS.................      1.00%  B              $  93.11                 --
EQ/LARGE CAP VALUE PLUS.................      1.10%  B              $  91.38                  4
EQ/LARGE CAP VALUE PLUS.................      1.10%  B              $  92.14                 --
EQ/LARGE CAP VALUE PLUS.................      1.20%  B              $  90.43                756
EQ/LARGE CAP VALUE PLUS.................      1.20%  B              $  91.17                 --
EQ/LARGE CAP VALUE PLUS.................      1.25%  B              $  59.13                 14
EQ/LARGE CAP VALUE PLUS.................      1.30%  B              $  65.23                 15

EQ/LORD ABBETT GROWTH AND INCOME........      0.00%  B              $  97.18                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.25%  B              $  96.05                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.50%  B              $  94.93                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.70%  B              $  94.04                  2
EQ/LORD ABBETT GROWTH AND INCOME........      0.80%  B              $ 151.27                 --
EQ/LORD ABBETT GROWTH AND INCOME........      0.90%  B              $  93.16                  8
EQ/LORD ABBETT GROWTH AND INCOME........      0.95%  B              $  92.94                 12
EQ/LORD ABBETT GROWTH AND INCOME........      1.00%  B              $  92.72                 --
EQ/LORD ABBETT GROWTH AND INCOME........      1.10%  B              $  92.29                  2
EQ/LORD ABBETT GROWTH AND INCOME........      1.20%  B              $  91.85                 11
EQ/LORD ABBETT GROWTH AND INCOME........      1.25%  B              $  70.58                  2
EQ/LORD ABBETT GROWTH AND INCOME........      1.30%  B              $  76.82                  1
EQ/LORD ABBETT GROWTH AND INCOME........      1.34%  B              $  91.24                119
EQ/LORD ABBETT GROWTH AND INCOME........      1.35%  B              $  91.20                 --
EQ/LORD ABBETT GROWTH AND INCOME........      1.45%  B              $  90.77                 --

EQ/LORD ABBETT LARGE CAP CORE...........      0.00%  B              $ 115.16                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.25%  B              $ 113.82                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.50%  B              $ 112.50                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.70%  B              $ 111.44                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.80%  B              $ 142.78                 --
EQ/LORD ABBETT LARGE CAP CORE...........      0.90%  B              $ 110.40                  1

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
EQ/LORD ABBETT LARGE CAP CORE........      0.95%  B               $ 110.14                14
EQ/LORD ABBETT LARGE CAP CORE........      1.00%  B               $ 109.88                --
EQ/LORD ABBETT LARGE CAP CORE........      1.10%  B               $ 109.37                 4
EQ/LORD ABBETT LARGE CAP CORE........      1.20%  B               $ 108.85                40
EQ/LORD ABBETT LARGE CAP CORE........      1.25%  B               $  85.56                18
EQ/LORD ABBETT LARGE CAP CORE........      1.30%  B               $  94.65                 1
EQ/LORD ABBETT LARGE CAP CORE........      1.34%  B               $ 108.13               149
EQ/LORD ABBETT LARGE CAP CORE........      1.34%  B               $ 108.85                --
EQ/LORD ABBETT LARGE CAP CORE........      1.35%  B               $ 108.08                --
EQ/LORD ABBETT LARGE CAP CORE........      1.45%  B               $ 107.57                --

EQ/MID CAP INDEX.....................      0.25%  B               $ 104.61                --
EQ/MID CAP INDEX.....................      0.50%  B               $ 102.20                 1
EQ/MID CAP INDEX.....................      0.70%  B               $  97.99                22
EQ/MID CAP INDEX.....................      0.80%  B               $ 159.98                --
EQ/MID CAP INDEX.....................      0.90%  B               $  96.16                43
EQ/MID CAP INDEX.....................      0.95%  B               $  95.71               155
EQ/MID CAP INDEX.....................      1.00%  B               $  95.26                --
EQ/MID CAP INDEX.....................      1.10%  B               $  94.37                11
EQ/MID CAP INDEX.....................      1.20%  B               $  93.48               465
EQ/MID CAP INDEX.....................      1.25%  B               $  64.19                77
EQ/MID CAP INDEX.....................      1.30%  B               $  75.15                 6
EQ/MID CAP INDEX.....................      1.34%  B               $  92.25             2,200
EQ/MID CAP INDEX.....................      1.35%  B               $  92.16                 2
EQ/MID CAP INDEX.....................      1.45%  B               $  91.29                 1

EQ/MID CAP VALUE PLUS................      0.25%  B               $ 149.55                --
EQ/MID CAP VALUE PLUS................      0.50%  B               $ 146.11                 1
EQ/MID CAP VALUE PLUS................      0.70%  B               $ 116.35                 5
EQ/MID CAP VALUE PLUS................      0.80%  B               $ 169.15                --
EQ/MID CAP VALUE PLUS................      0.90%  B               $ 113.69                31
EQ/MID CAP VALUE PLUS................      0.90%  B               $ 140.70                 6
EQ/MID CAP VALUE PLUS................      0.95%  B               $ 142.89               178
EQ/MID CAP VALUE PLUS................      1.00%  B               $ 112.39                --
EQ/MID CAP VALUE PLUS................      1.10%  B               $ 111.09                11
EQ/MID CAP VALUE PLUS................      1.20%  B               $ 109.46               368
EQ/MID CAP VALUE PLUS................      1.20%  B               $ 109.80                25
EQ/MID CAP VALUE PLUS................      1.25%  B               $  70.22                22
EQ/MID CAP VALUE PLUS................      1.30%  B               $  80.55                12
EQ/MID CAP VALUE PLUS................      1.34%  B               $ 136.30             2,681
EQ/MID CAP VALUE PLUS................      1.35%  B               $ 107.91                14
EQ/MID CAP VALUE PLUS................      1.45%  B               $ 106.33                 2

EQ/MONEY MARKET......................      0.25%  A               $ 100.04                --
EQ/MONEY MARKET......................      0.50%  A               $ 106.97                --
EQ/MONEY MARKET......................      0.70%  A               $ 135.65                 1
EQ/MONEY MARKET......................      0.90%  A               $ 142.03                25
EQ/MONEY MARKET......................      1.00%  A               $  47.70                55
EQ/MONEY MARKET......................      1.00%  A               $ 143.17                --
EQ/MONEY MARKET......................      1.20%  A               $ 132.46                 1
EQ/MONEY MARKET......................      1.35%  A               $ 143.92               179
EQ/MONEY MARKET......................      1.35%  A               $ 144.61                35
EQ/MONEY MARKET......................      1.45%  A               $ 120.42                 1
EQ/MONEY MARKET......................      1.75%  A               $  36.46             1,591
EQ/MONEY MARKET......................      0.25%  B               $ 120.81                --

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                       Contract
                                       charges   Share Class   Unit Value   Units Outstanding (000s)
                                      --------- ------------- ------------ -------------------------
EQ/MONEY MARKET....................      0.50%  B               $ 118.04               --
EQ/MONEY MARKET....................      0.70%  B               $ 122.26                1
EQ/MONEY MARKET....................      0.80%  B               $  99.36               --
EQ/MONEY MARKET....................      0.90%  B               $ 112.89                1
EQ/MONEY MARKET....................      0.90%  B               $ 124.79                1
EQ/MONEY MARKET....................      0.95%  B               $ 119.11              208
EQ/MONEY MARKET....................      1.00%  B               $ 108.28               --
EQ/MONEY MARKET....................      1.10%  B               $ 117.26               36
EQ/MONEY MARKET....................      1.20%  B               $ 120.40               61
EQ/MONEY MARKET....................      1.25%  B               $ 101.11               65
EQ/MONEY MARKET....................      1.30%  B               $ 103.45                7

EQ/MONTAG & CALDWELL GROWTH........      0.00%  B               $ 125.64               --
EQ/MONTAG & CALDWELL GROWTH........      0.25%  B               $ 124.00               --
EQ/MONTAG & CALDWELL GROWTH........      0.50%  B               $ 122.39               --
EQ/MONTAG & CALDWELL GROWTH........      0.70%  B               $ 121.11                1
EQ/MONTAG & CALDWELL GROWTH........      0.80%  B               $ 143.18               --
EQ/MONTAG & CALDWELL GROWTH........      0.90%  B               $ 119.84                2
EQ/MONTAG & CALDWELL GROWTH........      0.95%  B               $ 119.53               25
EQ/MONTAG & CALDWELL GROWTH........      1.00%  B               $ 119.21               --
EQ/MONTAG & CALDWELL GROWTH........      1.10%  B               $ 118.59                5
EQ/MONTAG & CALDWELL GROWTH........      1.20%  B               $ 117.96               40
EQ/MONTAG & CALDWELL GROWTH........      1.25%  B               $  93.33               11
EQ/MONTAG & CALDWELL GROWTH........      1.30%  B               $ 103.01                3
EQ/MONTAG & CALDWELL GROWTH........      1.34%  B               $ 117.09              200
EQ/MONTAG & CALDWELL GROWTH........      1.35%  B               $ 117.03               --
EQ/MONTAG & CALDWELL GROWTH........      1.45%  B               $ 116.41               --

EQ/MUTUAL LARGE CAP EQUITY.........      0.00%  B               $  84.67               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.25%  B               $  83.97               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.50%  B               $  83.28               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.70%  B               $  82.72                1
EQ/MUTUAL LARGE CAP EQUITY.........      0.80%  B               $ 145.45               --
EQ/MUTUAL LARGE CAP EQUITY.........      0.90%  B               $  82.17                2
EQ/MUTUAL LARGE CAP EQUITY.........      0.95%  B               $  82.04               18
EQ/MUTUAL LARGE CAP EQUITY.........      1.00%  B               $  81.90               --
EQ/MUTUAL LARGE CAP EQUITY.........      1.10%  B               $  81.62                2
EQ/MUTUAL LARGE CAP EQUITY.........      1.20%  B               $  81.35               61
EQ/MUTUAL LARGE CAP EQUITY.........      1.25%  B               $  69.70                3
EQ/MUTUAL LARGE CAP EQUITY.........      1.30%  B               $  78.49               12
EQ/MUTUAL LARGE CAP EQUITY.........      1.34%  B               $  80.97              265
EQ/MUTUAL LARGE CAP EQUITY.........      1.35%  B               $  80.94               --
EQ/MUTUAL LARGE CAP EQUITY.........      1.45%  B               $  80.67               --

EQ/OPPENHEIMER GLOBAL..............      0.00%  B               $  96.73               --
EQ/OPPENHEIMER GLOBAL..............      0.25%  B               $  95.93               --
EQ/OPPENHEIMER GLOBAL..............      0.50%  B               $  95.14               --
EQ/OPPENHEIMER GLOBAL..............      0.70%  B               $  94.50                1
EQ/OPPENHEIMER GLOBAL..............      0.80%  B               $ 159.67               --
EQ/OPPENHEIMER GLOBAL..............      0.90%  B               $  93.87                2
EQ/OPPENHEIMER GLOBAL..............      0.95%  B               $  93.72               20
EQ/OPPENHEIMER GLOBAL..............      1.00%  B               $  93.56               --
EQ/OPPENHEIMER GLOBAL..............      1.10%  B               $  93.25                6
EQ/OPPENHEIMER GLOBAL..............      1.20%  B               $  92.93               36
EQ/OPPENHEIMER GLOBAL..............      1.25%  B               $  76.47                7

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                     Contract
                                     charges   Share Class   Unit Value   Units Outstanding (000s)
                                    --------- ------------- ------------ -------------------------
EQ/OPPENHEIMER GLOBAL............      1.30%  B              $  87.78                 2
EQ/OPPENHEIMER GLOBAL............      1.34%  B              $  92.50               168
EQ/OPPENHEIMER GLOBAL............      1.35%  B              $  92.47                --
EQ/OPPENHEIMER GLOBAL............      1.45%  B              $  92.16                --

EQ/PIMCO ULTRA SHORT BOND........      1.10%  A              $ 100.30                 2
EQ/PIMCO ULTRA SHORT BOND........      1.25%  A              $ 100.25                --
EQ/PIMCO ULTRA SHORT BOND........      0.00%  B              $ 116.26                --
EQ/PIMCO ULTRA SHORT BOND........      0.25%  B              $ 114.91                --
EQ/PIMCO ULTRA SHORT BOND........      0.50%  B              $ 113.57                --
EQ/PIMCO ULTRA SHORT BOND........      0.70%  B              $ 112.51                 3
EQ/PIMCO ULTRA SHORT BOND........      0.80%  B              $ 106.60                --
EQ/PIMCO ULTRA SHORT BOND........      0.90%  B              $ 111.46                20
EQ/PIMCO ULTRA SHORT BOND........      0.95%  B              $ 111.20               195
EQ/PIMCO ULTRA SHORT BOND........      1.00%  B              $ 110.94                --
EQ/PIMCO ULTRA SHORT BOND........      1.10%  B              $ 110.41                36
EQ/PIMCO ULTRA SHORT BOND........      1.20%  B              $ 109.89               198
EQ/PIMCO ULTRA SHORT BOND........      1.25%  B              $ 111.05                84
EQ/PIMCO ULTRA SHORT BOND........      1.30%  B              $ 110.49                 5
EQ/PIMCO ULTRA SHORT BOND........      1.34%  B              $ 109.17               804
EQ/PIMCO ULTRA SHORT BOND........      1.35%  B              $ 109.12                --
EQ/PIMCO ULTRA SHORT BOND........      1.45%  B              $ 108.60                --

EQ/QUALITY BOND PLUS.............      0.25%  A              $ 106.10                --
EQ/QUALITY BOND PLUS.............      0.50%  A              $ 103.61                --
EQ/QUALITY BOND PLUS.............      0.70%  A              $ 155.71                 1
EQ/QUALITY BOND PLUS.............      0.90%  A              $ 172.52                 8
EQ/QUALITY BOND PLUS.............      1.00%  A              $ 173.48                --
EQ/QUALITY BOND PLUS.............      1.20%  A              $ 154.21                 4
EQ/QUALITY BOND PLUS.............      1.34%  A              $ 171.70               692
EQ/QUALITY BOND PLUS.............      1.35%  A              $ 180.94                 9
EQ/QUALITY BOND PLUS.............      1.45%  A              $ 135.11                --
EQ/QUALITY BOND PLUS.............      0.25%  B              $ 140.24                --
EQ/QUALITY BOND PLUS.............      0.50%  B              $ 137.03                --
EQ/QUALITY BOND PLUS.............      0.70%  B              $ 141.29                --
EQ/QUALITY BOND PLUS.............      0.80%  B              $ 106.53                --
EQ/QUALITY BOND PLUS.............      0.90%  B              $ 139.83                 4
EQ/QUALITY BOND PLUS.............      0.95%  B              $ 137.65               107
EQ/QUALITY BOND PLUS.............      1.00%  B              $ 111.37                --
EQ/QUALITY BOND PLUS.............      1.10%  B              $ 135.51                 9
EQ/QUALITY BOND PLUS.............      1.20%  B              $ 135.29               124
EQ/QUALITY BOND PLUS.............      1.25%  B              $ 100.08                18
EQ/QUALITY BOND PLUS.............      1.30%  B              $ 100.28                 4

EQ/SMALL COMPANY INDEX...........      0.25%  B              $ 139.27                --
EQ/SMALL COMPANY INDEX...........      0.50%  B              $ 136.48                --
EQ/SMALL COMPANY INDEX...........      0.70%  B              $ 134.28                16
EQ/SMALL COMPANY INDEX...........      0.80%  B              $ 161.13                --
EQ/SMALL COMPANY INDEX...........      0.90%  B              $ 132.11                19
EQ/SMALL COMPANY INDEX...........      0.95%  B              $ 131.57                50
EQ/SMALL COMPANY INDEX...........      1.00%  B              $ 131.04                --
EQ/SMALL COMPANY INDEX...........      1.10%  B              $ 129.97                 9
EQ/SMALL COMPANY INDEX...........      1.20%  B              $ 128.91               196
EQ/SMALL COMPANY INDEX...........      1.25%  B              $  73.24                44
EQ/SMALL COMPANY INDEX...........      1.30%  B              $  80.73                 5

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
EQ/SMALL COMPANY INDEX...............      1.34%  B               $ 127.45              922
EQ/SMALL COMPANY INDEX...............      1.35%  B               $ 127.34                2
EQ/SMALL COMPANY INDEX...............      1.45%  B               $ 126.30               --

EQ/T. ROWE PRICE GROWTH STOCK........      0.00%  B               $  98.42               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.25%  B               $  97.14               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.50%  B               $  95.88               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.70%  B               $  94.88               11
EQ/T. ROWE PRICE GROWTH STOCK........      0.80%  B               $ 148.39               --
EQ/T. ROWE PRICE GROWTH STOCK........      0.90%  B               $  93.88               10
EQ/T. ROWE PRICE GROWTH STOCK........      0.95%  B               $  93.64               57
EQ/T. ROWE PRICE GROWTH STOCK........      1.00%  B               $  93.39               --
EQ/T. ROWE PRICE GROWTH STOCK........      1.10%  B               $  92.90                6
EQ/T. ROWE PRICE GROWTH STOCK........      1.20%  B               $  92.41              200
EQ/T. ROWE PRICE GROWTH STOCK........      1.25%  B               $  78.51               38
EQ/T. ROWE PRICE GROWTH STOCK........      1.30%  B               $  85.04                2
EQ/T. ROWE PRICE GROWTH STOCK........      1.34%  B               $  91.73              733
EQ/T. ROWE PRICE GROWTH STOCK........      1.35%  B               $  91.68                2
EQ/T. ROWE PRICE GROWTH STOCK........      1.45%  B               $  91.19               --

EQ/TEMPLETON GLOBAL EQUITY...........      0.00%  B               $  84.87               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.25%  B               $  84.17               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.50%  B               $  83.47               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.70%  B               $  82.91                1
EQ/TEMPLETON GLOBAL EQUITY...........      0.80%  B               $ 153.24               --
EQ/TEMPLETON GLOBAL EQUITY...........      0.90%  B               $  82.36                3
EQ/TEMPLETON GLOBAL EQUITY...........      0.95%  B               $  82.22               22
EQ/TEMPLETON GLOBAL EQUITY...........      1.00%  B               $  82.09               --
EQ/TEMPLETON GLOBAL EQUITY...........      1.10%  B               $  81.81                2
EQ/TEMPLETON GLOBAL EQUITY...........      1.20%  B               $  81.54               51
EQ/TEMPLETON GLOBAL EQUITY...........      1.25%  B               $  70.24                3
EQ/TEMPLETON GLOBAL EQUITY...........      1.30%  B               $  78.73               12
EQ/TEMPLETON GLOBAL EQUITY...........      1.34%  B               $  81.16              251
EQ/TEMPLETON GLOBAL EQUITY...........      1.35%  B               $  81.13               --
EQ/TEMPLETON GLOBAL EQUITY...........      1.45%  B               $  80.86               --

EQ/UBS GROWTH AND INCOME.............      0.00%  B               $ 109.54               --
EQ/UBS GROWTH AND INCOME.............      0.25%  B               $ 108.12               --
EQ/UBS GROWTH AND INCOME.............      0.50%  B               $ 106.71               --
EQ/UBS GROWTH AND INCOME.............      0.70%  B               $ 105.59                2
EQ/UBS GROWTH AND INCOME.............      0.80%  B               $ 157.11               --
EQ/UBS GROWTH AND INCOME.............      0.90%  B               $ 104.49                1
EQ/UBS GROWTH AND INCOME.............      0.95%  B               $ 104.21                9
EQ/UBS GROWTH AND INCOME.............      1.00%  B               $ 103.94               --
EQ/UBS GROWTH AND INCOME.............      1.10%  B               $ 103.39                2
EQ/UBS GROWTH AND INCOME.............      1.20%  B               $ 102.84               57
EQ/UBS GROWTH AND INCOME.............      1.25%  B               $  71.75               16
EQ/UBS GROWTH AND INCOME.............      1.30%  B               $  79.51                1
EQ/UBS GROWTH AND INCOME.............      1.34%  B               $ 102.09              119
EQ/UBS GROWTH AND INCOME.............      1.35%  B               $ 102.03               --
EQ/UBS GROWTH AND INCOME.............      1.45%  B               $ 101.49               --

EQ/VAN KAMPEN COMSTOCK...............      0.00%  B               $  96.28               --
EQ/VAN KAMPEN COMSTOCK...............      0.25%  B               $  95.16               --
EQ/VAN KAMPEN COMSTOCK...............      0.50%  B               $  94.05               --
EQ/VAN KAMPEN COMSTOCK...............      0.70%  B               $  93.17               --

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                          Contract
                                          charges   Share Class   Unit Value   Units Outstanding (000s)
                                         --------- ------------- ------------ -------------------------
EQ/VAN KAMPEN COMSTOCK................      0.80%  B               $ 156.75                --
EQ/VAN KAMPEN COMSTOCK................      0.90%  B               $  92.30                 2
EQ/VAN KAMPEN COMSTOCK................      0.95%  B               $  92.08                18
EQ/VAN KAMPEN COMSTOCK................      1.00%  B               $  91.87                --
EQ/VAN KAMPEN COMSTOCK................      1.10%  B               $  91.43                 2
EQ/VAN KAMPEN COMSTOCK................      1.20%  B               $  91.00                24
EQ/VAN KAMPEN COMSTOCK................      1.25%  B               $  71.45                 2
EQ/VAN KAMPEN COMSTOCK................      1.30%  B               $  78.14                 1
EQ/VAN KAMPEN COMSTOCK................      1.34%  B               $  90.40               161
EQ/VAN KAMPEN COMSTOCK................      1.35%  B               $  90.36                --
EQ/VAN KAMPEN COMSTOCK................      1.45%  B               $  89.93                --

EQ/VAN KAMPEN MID CAP GROWTH..........      0.00%  B               $ 138.16                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.25%  B               $ 136.55                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.50%  B               $ 134.96                 1
EQ/VAN KAMPEN MID CAP GROWTH..........      0.70%  B               $ 133.70                 2
EQ/VAN KAMPEN MID CAP GROWTH..........      0.80%  B               $ 167.66                --
EQ/VAN KAMPEN MID CAP GROWTH..........      0.90%  B               $ 132.45                11
EQ/VAN KAMPEN MID CAP GROWTH..........      0.95%  B               $ 132.14                43
EQ/VAN KAMPEN MID CAP GROWTH..........      1.00%  B               $ 131.83                --
EQ/VAN KAMPEN MID CAP GROWTH..........      1.10%  B               $ 131.21                11
EQ/VAN KAMPEN MID CAP GROWTH..........      1.20%  B               $ 130.59                85
EQ/VAN KAMPEN MID CAP GROWTH..........      1.25%  B               $  85.29                26
EQ/VAN KAMPEN MID CAP GROWTH..........      1.30%  B               $ 101.09                 4
EQ/VAN KAMPEN MID CAP GROWTH..........      1.34%  B               $ 129.73               478
EQ/VAN KAMPEN MID CAP GROWTH..........      1.35%  B               $ 129.66                 1
EQ/VAN KAMPEN MID CAP GROWTH..........      1.45%  B               $ 129.05                --

MULTIMANAGER AGGRESSIVE EQUITY........      0.25%  A               $ 144.39                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.50%  A               $  85.16                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.70%  A               $  69.95                17
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  A               $  86.31                44
MULTIMANAGER AGGRESSIVE EQUITY........      1.00%  A               $  98.35                --
MULTIMANAGER AGGRESSIVE EQUITY........      1.20%  A               $  75.73                20
MULTIMANAGER AGGRESSIVE EQUITY........      1.35%  A               $ 111.78               838
MULTIMANAGER AGGRESSIVE EQUITY........      1.35%  A               $ 117.68                52
MULTIMANAGER AGGRESSIVE EQUITY........      1.45%  A               $  61.74                 5
MULTIMANAGER AGGRESSIVE EQUITY........      1.75%  A               $  64.44             6,778
MULTIMANAGER AGGRESSIVE EQUITY........      0.25%  B               $  65.65                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.50%  B               $  64.15                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.70%  B               $  69.09                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.80%  B               $ 153.26                --
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  B               $  53.16                19
MULTIMANAGER AGGRESSIVE EQUITY........      0.90%  B               $  64.14                 2
MULTIMANAGER AGGRESSIVE EQUITY........      0.95%  B               $  67.31                71
MULTIMANAGER AGGRESSIVE EQUITY........      1.00%  B               $ 126.85                --
MULTIMANAGER AGGRESSIVE EQUITY........      1.10%  B               $  66.26                 5
MULTIMANAGER AGGRESSIVE EQUITY........      1.20%  B               $  61.76               166
MULTIMANAGER AGGRESSIVE EQUITY........      1.25%  B               $  71.08                11
MULTIMANAGER AGGRESSIVE EQUITY........      1.30%  B               $  82.38                 5

MULTIMANAGER CORE BOND................      0.25%  B               $ 142.30                --
MULTIMANAGER CORE BOND................      0.50%  B               $ 139.47                --
MULTIMANAGER CORE BOND................      0.70%  B               $ 120.27                --
MULTIMANAGER CORE BOND................      0.70%  B               $ 137.24                 1

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                              Contract
                                              charges   Share Class   Unit Value   Units Outstanding (000s)
                                             --------- ------------- ------------ -------------------------
MULTIMANAGER CORE BOND....................      0.80%  B               $ 108.38               --
MULTIMANAGER CORE BOND....................      0.90%  B               $ 119.07               --
MULTIMANAGER CORE BOND....................      0.90%  B               $ 135.05                6
MULTIMANAGER CORE BOND....................      0.95%  B               $ 134.50              106
MULTIMANAGER CORE BOND....................      1.00%  B               $ 133.96               --
MULTIMANAGER CORE BOND....................      1.10%  B               $ 132.88               12
MULTIMANAGER CORE BOND....................      1.20%  B               $ 117.29               --
MULTIMANAGER CORE BOND....................      1.20%  B               $ 131.81               97
MULTIMANAGER CORE BOND....................      1.25%  B               $ 115.05               23
MULTIMANAGER CORE BOND....................      1.30%  B               $ 114.00                4
MULTIMANAGER CORE BOND....................      1.34%  B               $ 130.33              415
MULTIMANAGER CORE BOND....................      1.35%  B               $ 130.22                2
MULTIMANAGER CORE BOND....................      1.45%  B               $ 129.17               --

MULTIMANAGER INTERNATIONAL EQUITY.........      0.25%  B               $ 136.98               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.50%  B               $ 134.26               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.70%  B               $ 110.55               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.70%  B               $ 132.11                1
MULTIMANAGER INTERNATIONAL EQUITY.........      0.80%  B               $ 160.79               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.90%  B               $ 109.45               --
MULTIMANAGER INTERNATIONAL EQUITY.........      0.90%  B               $ 130.00                8
MULTIMANAGER INTERNATIONAL EQUITY.........      0.95%  B               $ 129.48               62
MULTIMANAGER INTERNATIONAL EQUITY.........      1.00%  B               $ 128.95               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.10%  B               $ 127.92                3
MULTIMANAGER INTERNATIONAL EQUITY.........      1.20%  B               $ 102.25               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.20%  B               $ 126.88               70
MULTIMANAGER INTERNATIONAL EQUITY.........      1.25%  B               $  67.51                8
MULTIMANAGER INTERNATIONAL EQUITY.........      1.30%  B               $  78.51                3
MULTIMANAGER INTERNATIONAL EQUITY.........      1.34%  B               $ 125.45              429
MULTIMANAGER INTERNATIONAL EQUITY.........      1.35%  B               $ 125.35               --
MULTIMANAGER INTERNATIONAL EQUITY.........      1.45%  B               $ 124.34               --
MULTIMANAGER INTERNATIONAL EQUITY.........      2.75%  B               $ 145.26               13

MULTIMANAGER LARGE CAP CORE EQUITY........      0.25%  B               $ 108.82               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.50%  B               $ 106.66               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.70%  B               $ 100.56               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.70%  B               $ 104.95               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.80%  B               $ 153.13               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $  99.56               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $ 102.44               --
MULTIMANAGER LARGE CAP CORE EQUITY........      0.90%  B               $ 103.27                1
MULTIMANAGER LARGE CAP CORE EQUITY........      0.95%  B               $ 102.86               10
MULTIMANAGER LARGE CAP CORE EQUITY........      1.00%  B               $ 102.44               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.10%  B               $ 101.62                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.20%  B               $  98.07               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.20%  B               $ 100.80               23
MULTIMANAGER LARGE CAP CORE EQUITY........      1.25%  B               $  74.60                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.30%  B               $  83.28                1
MULTIMANAGER LARGE CAP CORE EQUITY........      1.34%  B               $  99.66              113
MULTIMANAGER LARGE CAP CORE EQUITY........      1.35%  B               $  99.58               --
MULTIMANAGER LARGE CAP CORE EQUITY........      1.45%  B               $  98.77               --

MULTIMANAGER LARGE CAP GROWTH.............      0.25%  B               $  83.87               --
MULTIMANAGER LARGE CAP GROWTH.............      0.50%  B               $  82.21               --
MULTIMANAGER LARGE CAP GROWTH.............      0.70%  B               $  80.89               --

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                         Contract
                                         charges   Share Class   Unit Value   Units Outstanding (000s)
                                        --------- ------------- ------------ -------------------------
MULTIMANAGER LARGE CAP GROWTH........      0.70%  B              $  88.44                --
MULTIMANAGER LARGE CAP GROWTH........      0.80%  B              $ 150.83                --
MULTIMANAGER LARGE CAP GROWTH........      0.90%  B              $  79.60                 8
MULTIMANAGER LARGE CAP GROWTH........      0.90%  B              $  87.56                --
MULTIMANAGER LARGE CAP GROWTH........      0.95%  B              $  79.28                44
MULTIMANAGER LARGE CAP GROWTH........      1.00%  B              $  78.96                --
MULTIMANAGER LARGE CAP GROWTH........      1.10%  B              $  78.32                 2
MULTIMANAGER LARGE CAP GROWTH........      1.20%  B              $  77.69                55
MULTIMANAGER LARGE CAP GROWTH........      1.20%  B              $  86.25                --
MULTIMANAGER LARGE CAP GROWTH........      1.25%  B              $  74.31                 2
MULTIMANAGER LARGE CAP GROWTH........      1.30%  B              $  80.79                 2
MULTIMANAGER LARGE CAP GROWTH........      1.34%  B              $  76.81               272
MULTIMANAGER LARGE CAP GROWTH........      1.35%  B              $  76.75                 1
MULTIMANAGER LARGE CAP GROWTH........      1.45%  B              $  76.13                --

MULTIMANAGER LARGE CAP VALUE.........      0.25%  B              $ 119.95                --
MULTIMANAGER LARGE CAP VALUE.........      0.50%  B              $ 117.57                --
MULTIMANAGER LARGE CAP VALUE.........      0.70%  B              $  99.56                --
MULTIMANAGER LARGE CAP VALUE.........      0.70%  B              $ 115.69                 2
MULTIMANAGER LARGE CAP VALUE.........      0.80%  B              $ 150.24                --
MULTIMANAGER LARGE CAP VALUE.........      0.90%  B              $  98.57                --
MULTIMANAGER LARGE CAP VALUE.........      0.90%  B              $ 113.84                 4
MULTIMANAGER LARGE CAP VALUE.........      0.95%  B              $ 113.38                71
MULTIMANAGER LARGE CAP VALUE.........      1.00%  B              $ 112.92                --
MULTIMANAGER LARGE CAP VALUE.........      1.10%  B              $ 112.01                 5
MULTIMANAGER LARGE CAP VALUE.........      1.20%  B              $  97.10                --
MULTIMANAGER LARGE CAP VALUE.........      1.20%  B              $ 111.11                77
MULTIMANAGER LARGE CAP VALUE.........      1.25%  B              $  70.74                 8
MULTIMANAGER LARGE CAP VALUE.........      1.30%  B              $  79.64                 3
MULTIMANAGER LARGE CAP VALUE.........      1.34%  B              $ 109.85               337
MULTIMANAGER LARGE CAP VALUE.........      1.35%  B              $ 109.76                --
MULTIMANAGER LARGE CAP VALUE.........      1.45%  B              $ 108.88                --

MULTIMANAGER MID CAP GROWTH..........      0.25%  B              $ 102.64                --
MULTIMANAGER MID CAP GROWTH..........      0.50%  B              $ 100.60                --
MULTIMANAGER MID CAP GROWTH..........      0.70%  B              $  98.99                 1
MULTIMANAGER MID CAP GROWTH..........      0.70%  B              $ 107.20                --
MULTIMANAGER MID CAP GROWTH..........      0.80%  B              $ 159.16                --
MULTIMANAGER MID CAP GROWTH..........      0.90%  B              $  97.40                 4
MULTIMANAGER MID CAP GROWTH..........      0.90%  B              $ 106.13                --
MULTIMANAGER MID CAP GROWTH..........      0.95%  B              $  97.01                60
MULTIMANAGER MID CAP GROWTH..........      1.00%  B              $  96.62                --
MULTIMANAGER MID CAP GROWTH..........      1.10%  B              $  95.84                 3
MULTIMANAGER MID CAP GROWTH..........      1.20%  B              $  95.07                92
MULTIMANAGER MID CAP GROWTH..........      1.20%  B              $  99.15                --
MULTIMANAGER MID CAP GROWTH..........      1.25%  B              $  76.55                 5
MULTIMANAGER MID CAP GROWTH..........      1.30%  B              $  88.91                 2
MULTIMANAGER MID CAP GROWTH..........      1.34%  B              $  93.99               503
MULTIMANAGER MID CAP GROWTH..........      1.35%  B              $  93.92                 1
MULTIMANAGER MID CAP GROWTH..........      1.45%  B              $  93.16                --
MULTIMANAGER MID CAP GROWTH..........      2.75%  B              $ 141.01                 8

MULTIMANAGER MID CAP VALUE...........      0.25%  B              $ 135.13                --
MULTIMANAGER MID CAP VALUE...........      0.50%  B              $ 132.45                --
MULTIMANAGER MID CAP VALUE...........      0.70%  B              $ 113.87                --

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                          Contract
                                          charges   Share Class   Unit Value   Units Outstanding (000s)
                                         --------- ------------- ------------ -------------------------
MULTIMANAGER MID CAP VALUE............      0.70%  B               $ 130.33               --
MULTIMANAGER MID CAP VALUE............      0.80%  B               $ 170.05               --
MULTIMANAGER MID CAP VALUE............      0.90%  B               $ 112.73               --
MULTIMANAGER MID CAP VALUE............      0.90%  B               $ 128.24                5
MULTIMANAGER MID CAP VALUE............      0.95%  B               $ 127.73               49
MULTIMANAGER MID CAP VALUE............      1.00%  B               $ 127.21               --
MULTIMANAGER MID CAP VALUE............      1.10%  B               $ 126.19                3
MULTIMANAGER MID CAP VALUE............      1.20%  B               $ 105.32               --
MULTIMANAGER MID CAP VALUE............      1.20%  B               $ 125.17               67
MULTIMANAGER MID CAP VALUE............      1.25%  B               $  79.65                9
MULTIMANAGER MID CAP VALUE............      1.30%  B               $  91.60                2
MULTIMANAGER MID CAP VALUE............      1.34%  B               $ 123.76              348
MULTIMANAGER MID CAP VALUE............      1.35%  B               $ 123.66               --
MULTIMANAGER MID CAP VALUE............      1.45%  B               $ 122.66               --
MULTIMANAGER MID CAP VALUE............      2.75%  B               $ 158.19                4

MULTIMANAGER MULTI-SECTOR BOND........      0.25%  A               $ 113.42               --
MULTIMANAGER MULTI-SECTOR BOND........      0.50%  A               $  88.11               --
MULTIMANAGER MULTI-SECTOR BOND........      0.70%  A               $ 102.61                1
MULTIMANAGER MULTI-SECTOR BOND........      0.90%  A               $ 134.01                5
MULTIMANAGER MULTI-SECTOR BOND........      1.00%  A               $ 144.78               --
MULTIMANAGER MULTI-SECTOR BOND........      1.20%  A               $ 112.66                4
MULTIMANAGER MULTI-SECTOR BOND........      1.34%  A               $ 149.37              580
MULTIMANAGER MULTI-SECTOR BOND........      1.35%  A               $ 159.23                8
MULTIMANAGER MULTI-SECTOR BOND........      1.45%  A               $  87.49                1
MULTIMANAGER MULTI-SECTOR BOND........      0.25%  B               $ 117.41               --
MULTIMANAGER MULTI-SECTOR BOND........      0.50%  B               $ 114.73               --
MULTIMANAGER MULTI-SECTOR BOND........      0.70%  B               $ 107.70               --
MULTIMANAGER MULTI-SECTOR BOND........      0.80%  B               $ 111.29               --
MULTIMANAGER MULTI-SECTOR BOND........      0.90%  B               $  90.94                5
MULTIMANAGER MULTI-SECTOR BOND........      0.95%  B               $ 104.93              114
MULTIMANAGER MULTI-SECTOR BOND........      1.00%  B               $ 122.76               --
MULTIMANAGER MULTI-SECTOR BOND........      1.10%  B               $ 103.30                4
MULTIMANAGER MULTI-SECTOR BOND........      1.20%  B               $  87.51              139
MULTIMANAGER MULTI-SECTOR BOND........      1.25%  B               $  81.72                8
MULTIMANAGER MULTI-SECTOR BOND........      1.30%  B               $  85.24                7

MULTIMANAGER SMALL CAP GROWTH.........      0.00%  B               $ 109.93               --
MULTIMANAGER SMALL CAP GROWTH.........      0.25%  B               $ 108.50               --
MULTIMANAGER SMALL CAP GROWTH.........      0.50%  B               $ 107.09               --
MULTIMANAGER SMALL CAP GROWTH.........      0.70%  B               $ 105.97                1
MULTIMANAGER SMALL CAP GROWTH.........      0.80%  B               $ 160.82               --
MULTIMANAGER SMALL CAP GROWTH.........      0.90%  B               $ 104.86                3
MULTIMANAGER SMALL CAP GROWTH.........      0.95%  B               $ 104.58               34
MULTIMANAGER SMALL CAP GROWTH.........      1.00%  B               $ 104.31               --
MULTIMANAGER SMALL CAP GROWTH.........      1.10%  B               $ 103.76                2
MULTIMANAGER SMALL CAP GROWTH.........      1.20%  B               $ 103.21               50
MULTIMANAGER SMALL CAP GROWTH.........      1.25%  B               $  70.12                4
MULTIMANAGER SMALL CAP GROWTH.........      1.30%  B               $  80.36                3
MULTIMANAGER SMALL CAP GROWTH.........      1.34%  B               $ 102.12               14
MULTIMANAGER SMALL CAP GROWTH.........      1.34%  B               $ 102.45              317
MULTIMANAGER SMALL CAP GROWTH.........      1.35%  B               $ 102.39                1
MULTIMANAGER SMALL CAP GROWTH.........      1.45%  B               $ 101.85               --

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                        Contract
                                        charges   Share Class   Unit Value   Units Outstanding (000s)
                                       --------- ------------- ------------ -------------------------
MULTIMANAGER SMALL CAP VALUE........      0.25%  B               $ 148.86               --
MULTIMANAGER SMALL CAP VALUE........      0.50%  B               $ 145.43               --
MULTIMANAGER SMALL CAP VALUE........      0.70%  B               $ 151.41               --
MULTIMANAGER SMALL CAP VALUE........      0.80%  B               $ 168.23               --
MULTIMANAGER SMALL CAP VALUE........      0.90%  B               $ 148.28               12
MULTIMANAGER SMALL CAP VALUE........      0.95%  B               $ 116.40               61
MULTIMANAGER SMALL CAP VALUE........      1.00%  B               $ 146.74               --
MULTIMANAGER SMALL CAP VALUE........      1.10%  B               $ 145.21               --
MULTIMANAGER SMALL CAP VALUE........      1.20%  B               $ 143.69               86
MULTIMANAGER SMALL CAP VALUE........      1.25%  B               $  64.94                3
MULTIMANAGER SMALL CAP VALUE........      1.30%  B               $  70.98                1
MULTIMANAGER SMALL CAP VALUE........      1.34%  B               $ 140.85               19
MULTIMANAGER SMALL CAP VALUE........      1.34%  B               $ 141.60              669
MULTIMANAGER SMALL CAP VALUE........      1.35%  B               $ 141.45                2
MULTIMANAGER SMALL CAP VALUE........      1.45%  B               $ 109.75               --

MULTIMANAGER TECHNOLOGY.............      0.25%  B               $ 110.21               --
MULTIMANAGER TECHNOLOGY.............      0.50%  B               $ 108.02                1
MULTIMANAGER TECHNOLOGY.............      0.70%  B               $ 106.29                2
MULTIMANAGER TECHNOLOGY.............      0.70%  B               $ 120.60               --
MULTIMANAGER TECHNOLOGY.............      0.80%  B               $ 163.51               --
MULTIMANAGER TECHNOLOGY.............      0.90%  B               $ 104.59                7
MULTIMANAGER TECHNOLOGY.............      0.90%  B               $ 119.40               --
MULTIMANAGER TECHNOLOGY.............      0.95%  B               $ 104.17               64
MULTIMANAGER TECHNOLOGY.............      1.00%  B               $ 103.75               --
MULTIMANAGER TECHNOLOGY.............      1.10%  B               $ 102.91                6
MULTIMANAGER TECHNOLOGY.............      1.20%  B               $ 102.08              131
MULTIMANAGER TECHNOLOGY.............      1.25%  B               $  84.88               10
MULTIMANAGER TECHNOLOGY.............      1.30%  B               $  99.80                3
MULTIMANAGER TECHNOLOGY.............      1.34%  B               $ 100.93              896
MULTIMANAGER TECHNOLOGY.............      1.35%  B               $ 100.85                3
MULTIMANAGER TECHNOLOGY.............      1.45%  B               $ 100.03                1
MULTIMANAGER TECHNOLOGY.............      2.75%  B               $ 111.33               --
MULTIMANAGER TECHNOLOGY.............      2.75%  B               $ 156.93                4

TARGET 2015 ALLOCATION..............      0.00%  B               $  97.56               --
TARGET 2015 ALLOCATION..............      0.25%  B               $  96.76               --
TARGET 2015 ALLOCATION..............      0.50%  B               $  95.96               --
TARGET 2015 ALLOCATION..............      0.70%  B               $  95.32               --
TARGET 2015 ALLOCATION..............      0.80%  B               $ 136.16               --
TARGET 2015 ALLOCATION..............      0.90%  B               $  94.68                6
TARGET 2015 ALLOCATION..............      0.95%  B               $  94.52                4
TARGET 2015 ALLOCATION..............      1.00%  B               $  94.37               --
TARGET 2015 ALLOCATION..............      1.10%  B               $  94.05                2
TARGET 2015 ALLOCATION..............      1.20%  B               $  93.74               13
TARGET 2015 ALLOCATION..............      1.25%  B               $  81.09                5
TARGET 2015 ALLOCATION..............      1.30%  B               $  89.15               --
TARGET 2015 ALLOCATION..............      1.34%  B               $  93.30              141
TARGET 2015 ALLOCATION..............      1.35%  B               $  93.26               --
TARGET 2015 ALLOCATION..............      1.45%  B               $  92.95               --

TARGET 2025 ALLOCATION..............      0.00%  B               $  94.32               --
TARGET 2025 ALLOCATION..............      0.25%  B               $  93.54               --
TARGET 2025 ALLOCATION..............      0.50%  B               $  92.77               --
TARGET 2025 ALLOCATION..............      0.70%  B               $  92.15                2

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                  Contract
                                  charges   Share Class   Unit Value   Units Outstanding (000s)
                                 --------- ------------- ------------ -------------------------
TARGET 2025 ALLOCATION........      0.80%  B               $ 143.13               --
TARGET 2025 ALLOCATION........      0.90%  B               $  91.54                5
TARGET 2025 ALLOCATION........      0.95%  B               $  91.39                6
TARGET 2025 ALLOCATION........      1.00%  B               $  91.23               --
TARGET 2025 ALLOCATION........      1.10%  B               $  90.93               10
TARGET 2025 ALLOCATION........      1.20%  B               $  90.62               33
TARGET 2025 ALLOCATION........      1.25%  B               $  77.11                3
TARGET 2025 ALLOCATION........      1.30%  B               $  85.81               --
TARGET 2025 ALLOCATION........      1.34%  B               $  90.20              162
TARGET 2025 ALLOCATION........      1.35%  B               $  90.17                1
TARGET 2025 ALLOCATION........      1.45%  B               $  89.86               --

TARGET 2035 ALLOCATION........      0.00%  B               $  92.42               --
TARGET 2035 ALLOCATION........      0.25%  B               $  91.66               --
TARGET 2035 ALLOCATION........      0.50%  B               $  90.90               --
TARGET 2035 ALLOCATION........      0.70%  B               $  90.29               --
TARGET 2035 ALLOCATION........      0.80%  B               $ 148.67               --
TARGET 2035 ALLOCATION........      0.90%  B               $  89.69                4
TARGET 2035 ALLOCATION........      0.95%  B               $  89.54                6
TARGET 2035 ALLOCATION........      1.00%  B               $  89.39               --
TARGET 2035 ALLOCATION........      1.10%  B               $  89.09                8
TARGET 2035 ALLOCATION........      1.20%  B               $  88.79               22
TARGET 2035 ALLOCATION........      1.25%  B               $  74.38                6
TARGET 2035 ALLOCATION........      1.30%  B               $  83.68               --
TARGET 2035 ALLOCATION........      1.34%  B               $  88.38              123
TARGET 2035 ALLOCATION........      1.35%  B               $  88.35               --
TARGET 2035 ALLOCATION........      1.45%  B               $  88.05               --

TARGET 2045 ALLOCATION........      0.00%  B               $  90.03               --
TARGET 2045 ALLOCATION........      0.25%  B               $  89.29               --
TARGET 2045 ALLOCATION........      0.50%  B               $  88.55               --
TARGET 2045 ALLOCATION........      0.70%  B               $  87.96               --
TARGET 2045 ALLOCATION........      0.80%  B               $ 154.24               --
TARGET 2045 ALLOCATION........      0.90%  B               $  87.37                4
TARGET 2045 ALLOCATION........      0.95%  B               $  87.22                5
TARGET 2045 ALLOCATION........      1.00%  B               $  87.08               --
TARGET 2045 ALLOCATION........      1.10%  B               $  86.79                4
TARGET 2045 ALLOCATION........      1.20%  B               $  86.50               12
TARGET 2045 ALLOCATION........      1.25%  B               $  71.30                1
TARGET 2045 ALLOCATION........      1.30%  B               $  81.12               --
TARGET 2045 ALLOCATION........      1.34%  B               $  86.09               91
TARGET 2045 ALLOCATION........      1.35%  B               $  86.06               --
TARGET 2045 ALLOCATION........      1.45%  B               $  85.77               --



                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         ALL ASSET     AXA AGGRESSIVE   AXA BALANCED
                                                      ALLOCATION (c)     ALLOCATION     STRATEGY (a)
                                                     ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   34,327     $    2,252,584     $ 69,043
 Expenses:..........................................
  Less: Asset-based charges.........................         3,393          2,500,035       18,400
  Less: Reduction for expense limitation............            --                 --           --
                                                        ----------     --------------     --------
  Net Expenses......................................         3,393          2,500,035       18,400
                                                        ----------     --------------     --------
Net Investment Income (Loss)........................        30,934           (247,451)      50,643
                                                        ----------     --------------     --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            69        (28,168,331)       6,802
  Realized gain distribution from The Trusts........        26,431         27,273,591       28,837
                                                        ----------     --------------     --------
 Net realized gain (loss)...........................        26,500           (894,740)      35,639
                                                        ----------     --------------     --------
  Change in unrealized appreciation
   (depreciation) of investments....................       (17,554)        50,664,647       54,313
                                                        ----------     --------------     --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         8,946         49,769,907       89,952
                                                        ----------     --------------     --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   39,880     $   49,522,456     $140,595
                                                        ==========     ==============     ========

                                                      AXA CONSERVATIVE     AXA CONSERVATIVE    AXA CONSERVATIVE
                                                         ALLOCATION      GROWTH STRATEGY (a)     STRATEGY (a)
                                                     ------------------ --------------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $   1,637,859           $15,336            $   4,724
 Expenses:..........................................
  Less: Asset-based charges.........................         810,138             4,886                1,155
  Less: Reduction for expense limitation............              --                --                   --
                                                       -------------           -------            ---------
  Net Expenses......................................         810,138             4,886                1,155
                                                       -------------           -------            ---------
Net Investment Income (Loss)........................         827,721            10,450                3,569
                                                       -------------           -------            ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (3,929,560)            8,029                2,911
  Realized gain distribution from The Trusts........       2,361,579             4,352                  534
                                                       -------------           -------            ---------
 Net realized gain (loss)...........................      (1,567,981)           12,381                3,445
                                                       -------------           -------            ---------
  Change in unrealized appreciation
   (depreciation) of investments....................       6,178,939            20,394               (1,652)
                                                       -------------           -------            ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       4,610,958            32,775                1,793
                                                       -------------           -------            ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   5,438,679           $43,225            $   5,362
                                                       =============           =======            =========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      AXA CONSERVATIVE-PLUS   AXA GROWTH     AXA MODERATE
                                                           ALLOCATION        STRATEGY (b)     ALLOCATION
                                                     ---------------------- -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $  2,023,951          $13,298     $  22,121,686
 Expenses:..........................................
  Less: Asset-based charges.........................         1,208,065            4,330        18,979,394
  Less: Reduction for expense limitation............                --               --        (4,283,587)
                                                          ------------          -------     -------------
  Net Expenses......................................         1,208,065            4,330        14,695,807
                                                          ------------          -------     -------------
Net Investment Income (Loss)........................           815,886            8,968         7,425,879
                                                          ------------          -------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (7,172,072)           8,162       (36,386,480)
  Realized gain distribution from The Trusts........         6,434,336            6,794        92,892,698
                                                          ------------          -------     -------------
 Net realized gain (loss)...........................          (737,736)          14,956        56,506,218
                                                          ------------          -------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................        12,108,048           12,851       138,523,995
                                                          ------------          -------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        11,370,312           27,807       195,030,213
                                                          ------------          -------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $ 12,186,198          $36,775     $ 202,456,092
                                                          ============          =======     =============

                                                      AXA MODERATE-PLUS   EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                          ALLOCATION          INTERNATIONAL        SMALL CAP GROWTH
                                                     ------------------- ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   7,915,476        $  12,235,353          $      332,595
 Expenses:..........................................
  Less: Asset-based charges.........................        6,852,897            5,968,682               2,824,821
  Less: Reduction for expense limitation............               --                   --                      --
                                                        -------------        -------------          --------------
  Net Expenses......................................        6,852,897            5,968,682               2,824,821
                                                        -------------        -------------          --------------
Net Investment Income (Loss)........................        1,062,579            6,266,671              (2,492,226)
                                                        -------------        -------------          --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (48,950,379)         (60,112,404)            (28,313,781)
  Realized gain distribution from The Trusts........       53,459,481                   --                      --
                                                        -------------        -------------          --------------
 Net realized gain (loss)...........................        4,509,102          (60,112,404)            (28,313,781)
                                                        -------------        -------------          --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      100,760,740          162,512,273              97,071,168
                                                        -------------        -------------          --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      105,269,842          102,399,869              68,757,387
                                                        -------------        -------------          --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 106,332,421        $ 108,666,540          $   66,265,161
                                                        =============        =============          ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/AXA FRANKLIN
                                                         SMALL CAP     EQ/BLACKROCK BASIC       EQ/BLACKROCK
                                                        VALUE CORE        VALUE EQUITY      INTERNATIONAL VALUE
                                                     ---------------- -------------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      94,565      $    7,238,096       $    4,502,117
 Expenses:..........................................
  Less: Asset-based charges.........................        117,457           3,408,002            2,750,674
  Less: Reduction for expense limitation............             --                  --                   --
                                                      -------------      --------------       --------------
  Net Expenses......................................        117,457           3,408,002            2,750,674
                                                      -------------      --------------       --------------
Net Investment Income (Loss)........................        (22,892)          3,830,094            1,751,443
                                                      -------------      --------------       --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (2,088,015)        (23,704,481)         (31,017,073)
  Realized gain distribution from The Trusts........             --                  --                   --
                                                      -------------      --------------       --------------
 Net realized gain (loss)...........................     (2,088,015)        (23,704,481)         (31,017,073)
                                                      -------------      --------------       --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      4,465,660          89,803,308           85,045,272
                                                      -------------      --------------       --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      2,377,645          66,098,827           54,028,199
                                                      -------------      --------------       --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   2,354,753      $   69,928,921       $   55,779,642
                                                      =============      ==============       ==============

                                                      EQ/BOSTON ADVISORS        EQ/CALVERT          EQ/CAPITAL
                                                         EQUITY INCOME     SOCIALLY RESPONSIBLE   GUARDIAN GROWTH
                                                     -------------------- ---------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   1,162,528         $      39,089       $      49,205
 Expenses:..........................................
  Less: Asset-based charges.........................          571,519               198,881             182,183
  Less: Reduction for expense limitation............               --                    --                  --
                                                        -------------         -------------       -------------
  Net Expenses......................................          571,519               198,881             182,183
                                                        -------------         -------------       -------------
Net Investment Income (Loss)........................          591,009              (159,792)           (132,978)
                                                        -------------         -------------       -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (9,518,856)           (1,198,023)         (1,567,967)
  Realized gain distribution from The Trusts........               --                    --                  --
                                                        -------------         -------------       -------------
 Net realized gain (loss)...........................       (9,518,856)           (1,198,023)         (1,567,967)
                                                        -------------         -------------       -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       14,328,905             5,547,751           5,776,621
                                                        -------------         -------------       -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        4,810,049             4,349,728           4,208,654
                                                        -------------         -------------       -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   5,401,058         $   4,189,936       $   4,075,676
                                                        =============         =============       =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/CAPITAL
                                                         GUARDIAN         EQ/COMMON
                                                         RESEARCH        STOCK INDEX
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    1,614,924   $    36,711,714
 Expenses:..........................................
  Less: Asset-based charges.........................       1,803,457        26,135,745
  Less: Reduction for expense limitation............              --          (390,317)
                                                      --------------   ---------------
  Net Expenses......................................       1,803,457        25,745,428
                                                      --------------   ---------------
Net Investment Income (Loss)........................        (188,533)       10,966,286
                                                      --------------   ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (12,301,306)     (184,477,707)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------   ---------------
 Net realized gain (loss)...........................     (12,301,306)     (184,477,707)
                                                      --------------   ---------------
  Change in unrealized appreciation
   (depreciation) of investments....................      50,010,433       621,996,052
                                                      --------------   ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      37,709,127       437,518,345
                                                      --------------   ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   37,520,594   $   448,484,631
                                                      ==============   ===============

                                                         EQ/CORE       EQ/DAVIS NEW      EQ/EQUITY        EQ/EQUITY
                                                        BOND INDEX     YORK VENTURE      500 INDEX       GROWTH PLUS
                                                     --------------- --------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $   2,932,372   $     298,047   $  13,998,364    $    2,679,064
 Expenses:..........................................
  Less: Asset-based charges.........................      1,339,035         190,028       8,298,314         3,846,041
  Less: Reduction for expense limitation............             --              --              --                --
                                                      -------------   -------------   -------------    --------------
  Net Expenses......................................      1,339,035         190,028       8,298,314         3,846,041
                                                      -------------   -------------   -------------    --------------
Net Investment Income (Loss)........................      1,593,337         108,019       5,700,050        (1,166,977)
                                                      -------------   -------------   -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,279,756)     (2,139,605)    (54,613,799)      (29,472,950)
  Realized gain distribution from The Trusts........             --              --       1,799,512                --
                                                      -------------   -------------   -------------    --------------
 Net realized gain (loss)...........................     (5,279,756)     (2,139,605)    (52,814,287)      (29,472,950)
                                                      -------------   -------------   -------------    --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      3,877,623       6,587,138     193,023,835       105,183,233
                                                      -------------   -------------   -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     (1,402,133)      4,447,533     140,209,548        75,710,283
                                                      -------------   -------------   -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $     191,204   $   4,555,552   $ 145,909,598    $   74,543,306
                                                      =============   =============   =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/EVERGREEN     EQ/FRANKLIN
                                                          OMEGA       CORE BALANCED
                                                     -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     57,664   $    3,838,027
 Expenses:..........................................
  Less: Asset-based charges.........................       388,969          850,928
  Less: Reduction for expense limitation............            --               --
                                                      ------------   --------------
  Net Expenses......................................       388,969          850,928
                                                      ------------   --------------
Net Investment Income (Loss)........................      (331,305)       2,987,099
                                                      ------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (1,964,016)     (10,048,926)
  Realized gain distribution from The Trusts........            --               --
                                                      ------------   --------------
 Net realized gain (loss)...........................    (1,964,016)     (10,048,926)
                                                      ------------   --------------
  Change in unrealized appreciation
   (depreciation) of investments....................    12,917,877       24,253,313
                                                      ------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    10,953,861       14,204,387
                                                      ------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 10,622,556   $   17,191,486
                                                      ============   ==============

                                                       EQ/FRANKLIN      EQ/GAMCO
                                                        TEMPLETON      MERGERS AND   EQ/GAMCO SMALL     EQ/GLOBAL
                                                        ALLOCATION    ACQUISITIONS    COMPANY VALUE     BOND PLUS
                                                     --------------- -------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     889,483    $       --    $      702,471   $     421,747
 Expenses:..........................................
  Less: Asset-based charges.........................        439,612       152,145         1,918,822         659,689
  Less: Reduction for expense limitation............             --            --                --              --
                                                      -------------    ----------    --------------   -------------
  Net Expenses......................................        439,612       152,145         1,918,822         659,689
                                                      -------------    ----------    --------------   -------------
Net Investment Income (Loss)........................        449,871      (152,145)       (1,216,351)       (237,942)
                                                      -------------    ----------    --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (4,889,094)     (970,513)      (11,392,879)     (5,137,099)
  Realized gain distribution from The Trusts........             --        62,895                --         194,025
                                                      -------------    ----------    --------------   -------------
 Net realized gain (loss)...........................     (4,889,094)     (907,618)      (11,392,879)     (4,943,074)
                                                      -------------    ----------    --------------   -------------
  Change in unrealized appreciation
   (depreciation) of investments....................     13,002,111     2,758,156        64,621,116       5,288,641
                                                      -------------    ----------    --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      8,113,017     1,850,538        53,228,237         345,567
                                                      -------------    ----------    --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   8,562,888    $1,698,393    $   52,011,886   $     107,625
                                                      =============    ==========    ==============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/GLOBAL      EQ/INTERMEDIATE
                                                        MULTI-SECTOR       GOVERNMENT
                                                           EQUITY          BOND INDEX
                                                     ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     4,310,876    $  1,291,352
 Expenses:..........................................
  Less: Asset-based charges.........................        4,187,840       1,398,664
  Less: Reduction for expense limitation............               --          (6,140)
                                                      ---------------    ------------
  Net Expenses......................................        4,187,840       1,392,524
                                                      ---------------    ------------
Net Investment Income (Loss)........................          123,036        (101,172)
                                                      ---------------    ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (116,820,508)     (1,005,660)
  Realized gain distribution from The Trusts........               --              --
                                                      ---------------    ------------
 Net realized gain (loss)...........................     (116,820,508)     (1,005,660)
                                                      ---------------    ------------
  Change in unrealized appreciation
   (depreciation) of investments....................      243,702,267      (2,789,862)
                                                      ---------------    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      126,881,759      (3,795,522)
                                                      ---------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   127,004,795    $ (3,896,694)
                                                      ===============    ============

                                                                                             EQ/JPMORGAN
                                                      EQ/INTERNATIONAL   EQ/INTERNATIONAL       VALUE        EQ/LARGE CAP
                                                          CORE PLUS           GROWTH        OPPORTUNITIES     CORE PLUS
                                                     ------------------ ------------------ --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    3,204,357      $    438,938     $    547,553    $     512,257
 Expenses:..........................................
  Less: Asset-based charges.........................        1,227,725           421,085          481,924          140,935
  Less: Reduction for expense limitation............               --                --               --               --
                                                       --------------      ------------     ------------    -------------
  Net Expenses......................................        1,227,725           421,085          481,924          140,935
                                                       --------------      ------------     ------------    -------------
Net Investment Income (Loss)........................        1,976,632            17,853           65,629          371,322
                                                       --------------      ------------     ------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (15,797,207)       (6,212,258)      (6,715,882)      (2,126,717)
  Realized gain distribution from The Trusts........               --                --               --               --
                                                       --------------      ------------     ------------    -------------
 Net realized gain (loss)...........................      (15,797,207)       (6,212,258)      (6,715,882)      (2,126,717)
                                                       --------------      ------------     ------------    -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       42,867,149        16,734,146       16,766,280        4,338,927
                                                       --------------      ------------     ------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       27,069,942        10,521,888       10,050,398        2,212,210
                                                       --------------      ------------     ------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   29,046,574      $ 10,539,741     $ 10,116,027    $   2,583,532
                                                       ==============      ============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/LARGE CAP   EQ/LARGE CAP    EQ/LARGE CAP
                                                      GROWTH INDEX    GROWTH PLUS    VALUE INDEX
                                                     -------------- -------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $  2,083,388   $ 2,539,546    $   1,085,075
 Expenses:..........................................
  Less: Asset-based charges.........................     1,238,715     2,591,884          139,151
  Less: Reduction for expense limitation............            --            --               --
                                                      ------------   -----------    -------------
  Net Expenses......................................     1,238,715     2,591,884          139,151
                                                      ------------   -----------    -------------
Net Investment Income (Loss)........................       844,673       (52,338)         945,924
                                                      ------------   -----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (1,593,693)    4,395,817       (5,087,664)
  Realized gain distribution from The Trusts........            --            --               --
                                                      ------------   -----------    -------------
 Net realized gain (loss)...........................    (1,593,693)    4,395,817       (5,087,664)
                                                      ------------   -----------    -------------
  Change in unrealized appreciation
   (depreciation) of investments....................    29,855,204    53,287,739        6,368,390
                                                      ------------   -----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    28,261,511    57,683,556        1,280,726
                                                      ------------   -----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 29,106,184   $57,631,218    $   2,226,650
                                                      ============   ===========    =============

                                                        EQ/LARGE CAP      EQ/LORD ABBETT    EQ/LORD ABBETT
                                                         VALUE PLUS     GROWTH AND INCOME   LARGE CAP CORE
                                                     ----------------- ------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    17,468,020     $      88,943     $     127,620
 Expenses:..........................................
  Less: Asset-based charges.........................        9,370,974           151,072           201,979
  Less: Reduction for expense limitation............               --                --                --
                                                      ---------------     -------------     -------------
  Net Expenses......................................        9,370,974           151,072           201,979
                                                      ---------------     -------------     -------------
Net Investment Income (Loss)........................        8,097,046           (62,129)          (74,359)
                                                      ---------------     -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (142,478,704)       (3,127,465)       (1,816,047)
  Realized gain distribution from The Trusts........               --                --                --
                                                      ---------------     -------------     -------------
 Net realized gain (loss)...........................     (142,478,704)       (3,127,465)       (1,816,047)
                                                      ---------------     -------------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      264,371,449         5,375,606         5,813,281
                                                      ---------------     -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      121,892,745         2,248,141         3,997,234
                                                      ---------------     -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   129,989,791     $   2,186,012     $   3,922,875
                                                      ===============     =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/MID CAP       EQ/MID CAP        EQ/MONEY
                                                           INDEX         VALUE PLUS         MARKET
                                                     ---------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    2,526,427   $    4,077,951   $    285,286
 Expenses:..........................................
  Less: Asset-based charges.........................       2,865,380        3,931,956      2,179,196
  Less: Reduction for expense limitation............              --               --           (123)
                                                      --------------   --------------   ------------
  Net Expenses......................................       2,865,380        3,931,956      2,179,073
                                                      --------------   --------------   ------------
Net Investment Income (Loss)........................        (338,953)         145,995     (1,893,787)
                                                      --------------   --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (40,669,534)     (72,416,519)       (81,776)
  Realized gain distribution from The Trusts........              --               --             --
                                                      --------------   --------------   ------------
 Net realized gain (loss)...........................     (40,669,534)     (72,416,519)       (81,776)
                                                      --------------   --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................     110,973,205      148,390,156        130,919
                                                      --------------   --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      70,303,671       75,973,637         49,143
                                                      --------------   --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   69,964,718   $   76,119,632   $ (1,844,644)
                                                      ==============   ==============   ============

                                                        EQ/MONTAG &         EQ/MUTUAL      EQ/OPPENHEIMER
                                                      CALDWELL GROWTH   LARGE CAP EQUITY       GLOBAL
                                                     ----------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $     112,171     $      48,020     $     108,057
 Expenses:..........................................
  Less: Asset-based charges.........................         323,360           327,118           196,632
  Less: Reduction for expense limitation............              --                --                --
                                                       -------------     -------------     -------------
  Net Expenses......................................         323,360           327,118           196,632
                                                       -------------     -------------     -------------
Net Investment Income (Loss)........................        (211,189)         (279,098)          (88,575)
                                                       -------------     -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (2,553,089)       (4,674,128)       (2,156,868)
  Realized gain distribution from The Trusts........              --                --                --
                                                       -------------     -------------     -------------
 Net realized gain (loss)...........................      (2,553,089)       (4,674,128)       (2,156,868)
                                                       -------------     -------------     -------------
  Change in unrealized appreciation
   (depreciation) of investments....................       9,435,395        10,705,264         7,354,325
                                                       -------------     -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       6,882,306         6,031,136         5,197,457
                                                       -------------     -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   6,671,117     $   5,752,038     $   5,108,882
                                                       =============     =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/PIMCO ULTRA    EQ/QUALITY       EQ/SMALL
                                                        SHORT BOND      BOND PLUS      COMPANY INDEX
                                                     --------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $   1,374,789   $   4,744,672   $    1,847,251
 Expenses:..........................................
  Less: Asset-based charges.........................      1,472,299       1,680,932        1,572,692
  Less: Reduction for expense limitation............             --              --               --
                                                      -------------   -------------   --------------
  Net Expenses......................................      1,472,299       1,680,932        1,572,692
                                                      -------------   -------------   --------------
Net Investment Income (Loss)........................        (97,510)      3,063,740          274,559
                                                      -------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,269,769)     (3,894,674)     (21,088,359)
  Realized gain distribution from The Trusts........        297,100              --               --
                                                      -------------   -------------   --------------
 Net realized gain (loss)...........................     (4,972,669)     (3,894,674)     (21,088,359)
                                                      -------------   -------------   --------------
  Change in unrealized appreciation
   (depreciation) of investments....................      9,671,573       6,292,433       51,365,509
                                                      -------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,698,904       2,397,759       30,277,150
                                                      -------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   4,601,394   $   5,461,499   $   30,551,709
                                                      =============   =============   ==============

                                                      EQ/T. ROWE PRICE    EQ/TEMPLETON   EQ/UBS GROWTH
                                                        GROWTH STOCK     GLOBAL EQUITY     AND INCOME
                                                     ------------------ --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $         --     $     361,479   $     144,212
 Expenses:..........................................
  Less: Asset-based charges.........................         889,733           285,479         214,771
  Less: Reduction for expense limitation............              --                --              --
                                                        ------------     -------------   -------------
  Net Expenses......................................         889,733           285,479         214,771
                                                        ------------     -------------   -------------
Net Investment Income (Loss)........................        (889,733)           76,000         (70,559)
                                                        ------------     -------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (4,848,544)       (4,057,509)     (3,485,462)
  Realized gain distribution from The Trusts........              --                --              --
                                                        ------------     -------------   -------------
 Net realized gain (loss)...........................      (4,848,544)       (4,057,509)     (3,485,462)
                                                        ------------     -------------   -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      30,073,682         9,908,524       8,247,785
                                                        ------------     -------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      25,225,138         5,851,015       4,762,323
                                                        ------------     -------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 24,335,405     $   5,927,015   $   4,691,764
                                                        ============     =============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/VAN KAMPEN    EQ/VAN KAMPEN      MULTIMANAGER
                                                         COMSTOCK     MID CAP GROWTH   AGGRESSIVE EQUITY
                                                     --------------- ---------------- -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     232,506    $         --      $   1,812,173
 Expenses:..........................................
  Less: Asset-based charges.........................        201,008         673,100          6,128,985
  Less: Reduction for expense limitation............             --              --         (1,458,842)
                                                      -------------    ------------      -------------
  Net Expenses......................................        201,008         673,100          4,670,143
                                                      -------------    ------------      -------------
Net Investment Income (Loss)........................         31,498        (673,100)        (2,857,970)
                                                      -------------    ------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (4,087,514)     (9,832,944)       (31,688,872)
  Realized gain distribution from The Trusts........             --              --                 --
                                                      -------------    ------------      -------------
 Net realized gain (loss)...........................     (4,087,514)     (9,832,944)       (31,688,872)
                                                      -------------    ------------      -------------
  Change in unrealized appreciation
   (depreciation) of investments....................      8,047,463      32,631,370        177,657,200
                                                      -------------    ------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      3,959,949      22,798,426        145,968,328
                                                      -------------    ------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   3,991,447    $ 22,125,326      $ 143,110,358
                                                      =============    ============      =============

                                                                                             MULTIMANAGER
                                                      MULTIMANAGER       MULTIMANAGER         LARGE CAP
                                                        CORE BOND    INTERNATIONAL EQUITY    CORE EQUITY
                                                     -------------- ---------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $2,723,284       $    1,034,690      $     181,507
 Expenses:..........................................
  Less: Asset-based charges.........................      954,595              831,737            163,751
  Less: Reduction for expense limitation............           --                   --                 --
                                                       ----------       --------------      -------------
  Net Expenses......................................      954,595              831,737            163,751
                                                       ----------       --------------      -------------
Net Investment Income (Loss)........................    1,768,689              202,953             17,756
                                                       ----------       --------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (217,944)         (14,665,823)        (1,670,626)
  Realized gain distribution from The Trusts........      192,613                   --                 --
                                                       ----------       --------------      -------------
 Net realized gain (loss)...........................      (25,331)         (14,665,823)        (1,670,626)
                                                       ----------       --------------      -------------
  Change in unrealized appreciation
   (depreciation) of investments....................    3,241,851           31,165,901          5,106,848
                                                       ----------       --------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    3,216,520           16,500,078          3,436,222
                                                       ----------       --------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $4,985,209       $   16,703,031      $   3,453,978
                                                       ==========       ==============      =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                        LARGE CAP        LARGE CAP        MID CAP
                                                          GROWTH           VALUE          GROWTH
                                                     --------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      40,489   $      912,980   $         --
 Expenses:..........................................
  Less: Asset-based charges.........................        316,265          617,468        677,654
  Less: Reduction for expense limitation............             --               --             --
                                                      -------------   --------------   ------------
  Net Expenses......................................        316,265          617,468        677,654
                                                      -------------   --------------   ------------
Net Investment Income (Loss)........................       (275,776)         295,512       (677,654)
                                                      -------------   --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (5,059,702)     (11,180,615)    (7,898,488)
  Realized gain distribution from The Trusts........             --               --             --
                                                      -------------   --------------   ------------
 Net realized gain (loss)...........................     (5,059,702)     (11,180,615)    (7,898,488)
                                                      -------------   --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................     13,076,430       20,794,326     26,837,470
                                                      -------------   --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      8,016,728        9,613,711     18,938,982
                                                      -------------   --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   7,740,952   $    9,909,223   $ 18,261,328
                                                      =============   ==============   ============

                                                      MULTIMANAGER                       MULTIMANAGER
                                                         MID CAP        MULTIMANAGER       SMALL CAP
                                                          VALUE      MULTI-SECTOR BOND      GROWTH
                                                     -------------- ------------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $  1,496,417    $    5,282,582     $         --
 Expenses:..........................................
  Less: Asset-based charges.........................       618,538         1,449,825          464,519
  Less: Reduction for expense limitation............            --                --               --
                                                      ------------    --------------     ------------
  Net Expenses......................................       618,538         1,449,825          464,519
                                                      ------------    --------------     ------------
Net Investment Income (Loss)........................       877,879         3,832,757         (464,519)
                                                      ------------    --------------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (7,157,528)      (12,151,717)      (9,302,045)
  Realized gain distribution from The Trusts........            --                --               --
                                                      ------------    --------------     ------------
 Net realized gain (loss)...........................    (7,157,528)      (12,151,717)      (9,302,045)
                                                      ------------    --------------     ------------
  Change in unrealized appreciation
   (depreciation) of investments....................    23,852,581        17,477,411       20,585,009
                                                      ------------    --------------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    16,695,053         5,325,694       11,282,964
                                                      ------------    --------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 17,572,932    $    9,158,451     $ 10,818,445
                                                      ============    ==============     ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER
                                                         SMALL CAP     MULTIMANAGER
                                                           VALUE        TECHNOLOGY
                                                     ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    1,062,684   $         --
 Expenses:..........................................
  Less: Asset-based charges.........................       1,316,191      1,106,589
  Less: Reduction for expense limitation............              --             --
                                                      --------------   ------------
  Net Expenses......................................       1,316,191      1,106,589
                                                      --------------   ------------
Net Investment Income (Loss)........................        (253,507)    (1,106,589)
                                                      --------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (23,315,753)    (7,655,403)
  Realized gain distribution from The Trusts........              --             --
                                                      --------------   ------------
 Net realized gain (loss)...........................     (23,315,753)    (7,655,403)
                                                      --------------   ------------
  Change in unrealized appreciation
   (depreciation) of investments....................      47,397,830     47,160,006
                                                      --------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      24,082,077     39,504,603
                                                      --------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   23,828,570   $ 38,398,014
                                                      ==============   ============

                                                       TARGET 2015     TARGET 2025    TARGET 2035    TARGET 2045
                                                        ALLOCATION      ALLOCATION     ALLOCATION    ALLOCATION
                                                     --------------- --------------- ------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $     567,472   $     684,168   $  499,313     $  335,206
 Expenses:..........................................
  Less: Asset-based charges.........................        160,078         181,667      133,471         89,977
  Less: Reduction for expense limitation............             --              --           --             --
                                                      -------------   -------------   ----------     ----------
  Net Expenses......................................        160,078         181,667      133,471         89,977
                                                      -------------   -------------   ----------     ----------
Net Investment Income (Loss)........................        407,394         502,501      365,842        245,229
                                                      -------------   -------------   ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (1,692,925)     (1,484,034)    (950,122)      (958,990)
  Realized gain distribution from The Trusts........         25,568          39,588       42,866         39,699
                                                      -------------   -------------   ----------     ----------
 Net realized gain (loss)...........................     (1,667,357)     (1,444,446)    (907,256)      (919,291)
                                                      -------------   -------------   ----------     ----------
  Change in unrealized appreciation
   (depreciation) of investments....................      3,479,083       4,003,872    3,133,847      2,602,775
                                                      -------------   -------------   ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      1,811,726       2,559,426    2,226,591      1,683,484
                                                      -------------   -------------   ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   2,219,120   $   3,061,927   $2,592,433     $1,928,713
                                                      =============   =============   ==========     ==========

-------
(a) Units were made available for sale on July 10, 2009.
(b) Units were made available for sale on September 30, 2009.
(c) Units were made available for sale on September 18, 2009.
The accompanying notes are an integral part of these financial statements.

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                     ALL ASSET             AXA AGGRESSIVE
                                                  ALLOCATION (m)             ALLOCATION
                                                 ---------------- ---------------------------------
                                                       2009             2009             2008
                                                 ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $   30,934     $    (247,451)   $     814,347
 Net realized gain (loss) on investments........        26,500          (894,740)       2,977,982
 Change in unrealized appreciation
  (depreciation) of investments.................       (17,554)       50,664,647      (84,331,136)
                                                    ----------     -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................        39,880        49,522,456      (80,538,807)
                                                    ----------     -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       215,259        69,728,140       62,695,319
  Transfers between funds including
   guaranteed interest account, net.............     1,788,753        10,507,488       14,185,869
  Transfers for contract benefits and
   terminations.................................          (848)      (11,791,017)     (10,686,837)
  Contract maintenance charges..................           (70)         (590,373)        (375,724)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --               --
                                                    ----------     -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     2,003,094        67,854,238       65,818,627
                                                    ----------     -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           169                --           43,901
                                                    ----------     -------------    -------------
Increase (Decrease) in Net Assets...............     2,043,143       117,376,694      (14,676,279)
Net Assets -- Beginning of Period...............            --       146,701,596      161,377,875
                                                    ----------     -------------    -------------
Net Assets -- End of Period.....................    $2,043,143     $ 264,078,290    $ 146,701,596
                                                    ==========     =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --               --
 Redeemed.......................................            --                --               --
                                                    ----------     -------------    -------------
 Net Increase (Decrease)........................            --                --               --
                                                    ----------     -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            20             1,054              806
 Redeemed.......................................            --              (372)            (270)
                                                    ----------     -------------    -------------
 Net Increase (Decrease)........................            20               682              536
                                                    ----------     -------------    -------------

                                                   AXA BALANCED          AXA CONSERVATIVE
                                                   STRATEGY (a)             ALLOCATION
                                                 ---------------- -------------------------------
                                                       2009             2009            2008
                                                 ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $   50,643     $    827,721    $  1,863,635
 Net realized gain (loss) on investments........        35,639       (1,567,981)     (1,480,846)
 Change in unrealized appreciation
  (depreciation) of investments.................        54,313        6,178,939      (7,222,441)
                                                    ----------     ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................       140,595        5,438,679      (6,839,652)
                                                    ----------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,608,136       15,923,956      12,520,766
  Transfers between funds including
   guaranteed interest account, net.............       371,574        6,744,587      11,828,528
  Transfers for contract benefits and
   terminations.................................       (82,716)      (5,699,977)     (6,410,205)
  Contract maintenance charges..................           (19)         (84,454)        (44,531)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --
                                                    ----------     ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     5,896,975       16,884,112      17,894,558
                                                    ----------     ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          (237)              --           2,999
                                                    ----------     ------------    ------------
Increase (Decrease) in Net Assets...............     6,037,333       22,322,791      11,057,905
Net Assets -- Beginning of Period...............            --       55,833,216      44,775,311
                                                    ----------     ------------    ------------
Net Assets -- End of Period.....................    $6,037,333     $ 78,156,007    $ 55,833,216
                                                    ==========     ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             4               --              --
 Redeemed.......................................            --               --              --
                                                    ----------     ------------    ------------
 Net Increase (Decrease)........................             4               --              --
                                                    ----------     ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            52              367             395
 Redeemed.......................................            (1)            (205)           (234)
                                                    ----------     ------------    ------------
 Net Increase (Decrease)........................            51              162             161
                                                    ----------     ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA CONSERVATIVE    AXA CONSERVATIVE
                                                  GROWTH STRATEGY (a)     STRATEGY (a)
                                                 --------------------- ------------------
                                                          2009                2009
                                                 --------------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................      $   10,450          $    3,569
 Net realized gain (loss) on investments........          12,381               3,445
 Change in unrealized appreciation
  (depreciation) of investments.................          20,394              (1,652)
                                                      ----------          ----------
 Net Increase (decrease) in net assets from
  operations....................................          43,225               5,362
                                                      ----------          ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       1,267,961             436,247
  Transfers between funds including
   guaranteed interest account, net.............         (21,993)            (22,016)
  Transfers for contract benefits and
   terminations.................................        (148,494)           (144,372)
  Contract maintenance charges..................             (38)                (38)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                  --
                                                      ----------          ----------
Net increase (decrease) in net assets from
 contractowners transactions....................       1,097,436             269,821
                                                      ----------          ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............              --                  19
                                                      ----------          ----------
Increase (Decrease) in Net Assets...............       1,140,661             275,202
Net Assets -- Beginning of Period...............              --                  --
                                                      ----------          ----------
Net Assets -- End of Period.....................      $1,140,661          $  275,202
                                                      ==========          ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              --                  --
 Redeemed.......................................              --                  --
                                                      ----------          ----------
 Net Increase (Decrease)........................              --                  --
                                                      ----------          ----------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              12                   5
 Redeemed.......................................              (2)                 (2)
                                                      ----------          ----------
 Net Increase (Decrease)........................              10                   3
                                                      ----------          ----------

                                                       AXA CONSERVATIVE-PLUS          AXA GROWTH
                                                            ALLOCATION               STRATEGY (b)
                                                 --------------------------------- ----------------
                                                       2009             2008             2009
                                                 ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    815,886    $    2,016,173     $    8,968
 Net realized gain (loss) on investments........       (737,736)       (2,194,368)        14,956
 Change in unrealized appreciation
  (depreciation) of investments.................     12,108,048       (19,682,014)        12,851
                                                   ------------    --------------     ----------
 Net Increase (decrease) in net assets from
  operations....................................     12,186,198       (19,860,209)        36,775
                                                   ------------    --------------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     28,768,650        23,885,189             --
  Transfers between funds including
   guaranteed interest account, net.............      5,890,218         5,456,214      1,446,517
  Transfers for contract benefits and
   terminations.................................     (8,216,734)       (9,704,070)        (9,185)
  Contract maintenance charges..................       (194,931)         (120,601)            --
  Adjustments to net assets allocated to
   contracts in payout period...................             --                --             --
                                                   ------------    --------------     ----------
Net increase (decrease) in net assets from
 contractowners transactions....................     26,247,203        19,516,732      1,437,332
                                                   ------------    --------------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          3,503             1,500             49
                                                   ------------    --------------     ----------
Increase (Decrease) in Net Assets...............     38,436,904          (341,977)     1,474,156
Net Assets -- Beginning of Period...............     79,752,733        80,094,710             --
                                                   ------------    --------------     ----------
Net Assets -- End of Period.....................   $118,189,637    $   79,752,733     $1,474,156
                                                   ============    ==============     ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                --             18
 Redeemed.......................................             --                --             (4)
                                                   ------------    --------------     ----------
 Net Increase (Decrease)........................             --                --             14
                                                   ------------    --------------     ----------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            457               450             --
 Redeemed.......................................           (201)             (284)            --
                                                   ------------    --------------     ----------
 Net Increase (Decrease)........................            256               166             --
                                                   ------------    --------------     ----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             AXA MODERATE
                                                              ALLOCATION
                                                 -------------------------------------
                                                        2009               2008
                                                 ------------------ ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    7,425,879     $   40,942,571
 Net realized gain (loss) on investments........       56,506,218         57,248,178
 Change in unrealized appreciation
  (depreciation) of investments.................      138,523,995       (539,334,183)
                                                   --------------     --------------
 Net Increase (decrease) in net assets from
  operations....................................      202,456,092       (441,143,434)
                                                   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      149,839,690        158,429,130
  Transfers between funds including
   guaranteed interest account, net.............      (20,297,442)       (33,272,842)
  Transfers for contract benefits and
   terminations.................................     (116,885,252)      (163,855,474)
  Contract maintenance charges..................       (1,788,380)        (1,463,668)
  Adjustments to net assets allocated to
   contracts in payout period...................         (509,566)         2,078,957
                                                   --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions....................       10,359,050        (38,083,897)
                                                   --------------     --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        1,776,634           (686,814)
                                                   --------------     --------------
Increase (Decrease) in Net Assets...............      214,591,776       (479,914,145)
Net Assets -- Beginning of Period...............    1,285,684,880      1,765,599,025
                                                   --------------     --------------
Net Assets -- End of Period.....................   $1,500,276,656     $1,285,684,880
                                                   ==============     ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            3,063              3,112
 Redeemed.......................................           (3,213)            (3,729)
                                                   --------------     --------------
 Net Increase (Decrease)........................             (150)              (617)
                                                   --------------     --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              512                419
 Redeemed.......................................             (265)              (299)
                                                   --------------     --------------
 Net Increase (Decrease)........................              247                120
                                                   --------------     --------------

                                                         AXA MODERATE-PLUS                 EQ/ALLIANCEBERNSTEIN
                                                             ALLOCATION                       INTERNATIONAL
                                                 ---------------------------------- ----------------------------------
                                                       2009              2008             2009              2008
                                                 ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,062,579    $     5,910,655   $   6,266,671    $    11,005,823
 Net realized gain (loss) on investments........      4,509,102         10,837,976     (60,112,404)         6,872,900
 Change in unrealized appreciation
  (depreciation) of investments.................    100,760,740       (214,979,717)    162,512,273       (494,553,038)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    106,332,421       (198,231,086)    108,666,540       (476,674,315)
                                                  -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........    142,769,918        146,284,330      43,807,489         63,982,209
  Transfers between funds including
   guaranteed interest account, net.............      6,248,018         30,313,594     (28,773,650)       (38,651,182)
  Transfers for contract benefits and
   terminations.................................    (37,464,153)       (39,102,662)    (38,057,345)       (73,696,145)
  Contract maintenance charges..................     (1,314,750)          (893,634)       (597,404)          (653,989)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --        (215,407)         1,607,709
                                                  -------------    ---------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    110,239,033        136,601,628     (23,836,317)       (47,411,398)
                                                  -------------    ---------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         59,998                 --         248,594         (3,437,704)
                                                  -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets...............    216,631,452        (61,629,458)     85,078,817       (527,523,417)
Net Assets -- Beginning of Period...............    452,177,761        513,807,219     438,269,179        965,792,596
                                                  -------------    ---------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 668,809,213    $   452,177,761   $ 523,347,996    $   438,269,179
                                                  =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --             743                646
 Redeemed.......................................             --                 --            (911)              (931)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (Decrease)........................             --                 --            (168)              (285)
                                                  -------------    ---------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................          1,897              1,934             134                171
 Redeemed.......................................           (840)              (849)           (202)              (214)
                                                  -------------    ---------------   -------------    ---------------
 Net Increase (Decrease)........................          1,057              1,085             (68)               (43)
                                                  -------------    ---------------   -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/ALLIANCEBERNSTEIN
                                                          SMALL CAP GROWTH
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (2,492,226)   $    (3,902,536)
 Net realized gain (loss) on investments........    (28,313,781)       (10,692,739)
 Change in unrealized appreciation
  (depreciation) of investments.................     97,071,168       (155,495,800)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     66,265,161       (170,091,075)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     18,105,704         25,173,864
  Transfers between funds including
   guaranteed interest account, net.............     (8,247,878)       (16,720,827)
  Transfers for contract benefits and
   terminations.................................    (16,722,756)       (29,505,104)
  Contract maintenance charges..................       (290,412)          (305,569)
  Adjustments to net assets allocated to
   contracts in payout period...................       (362,480)           950,486
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (7,517,822)       (20,407,150)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        384,785           (806,239)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     59,132,124       (191,304,464)
Net Assets -- Beginning of Period...............    200,215,470        391,519,934
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 259,347,594    $   200,215,470
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            351                335
 Redeemed.......................................           (392)              (428)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (41)               (93)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             68                 64
 Redeemed.......................................            (85)               (99)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (17)               (35)
                                                  -------------    ---------------

                                                         EQ/AXA FRANKLIN                 EQ/BLACKROCK BASIC
                                                      SMALL CAP VALUE CORE                  VALUE EQUITY
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (22,892)   $     (21,218)  $   3,830,094    $     1,229,429
 Net realized gain (loss) on investments........    (2,088,015)      (1,222,983)    (23,704,481)       (10,123,326)
 Change in unrealized appreciation
  (depreciation) of investments.................     4,465,660       (2,122,181)     89,803,308       (131,981,904)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     2,354,753       (3,366,382)     69,928,921       (140,875,801)
                                                  ------------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,042,849        2,193,319      35,057,405         35,173,152
  Transfers between funds including
   guaranteed interest account, net.............       372,303        2,782,845       8,642,044        (15,090,411)
  Transfers for contract benefits and
   terminations.................................      (716,088)        (413,615)    (19,889,764)       (26,809,274)
  Contract maintenance charges..................       (12,222)          (9,204)       (311,759)          (293,875)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,686,842        4,553,345      23,497,926         (7,020,408)
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --            1,065           8,999                 --
                                                  ------------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets...............     4,041,595        1,188,028      93,435,846       (147,896,209)
Net Assets -- Beginning of Period...............     7,589,880        6,401,852     235,312,265        383,208,474
                                                  ------------    -------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 11,631,475    $   7,589,880   $ 328,748,111    $   235,312,265
                                                  ============    =============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --                 --
 Redeemed.......................................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           115              126             472                362
 Redeemed.......................................           (89)             (74)           (305)              (390)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            26               52             167                (28)
                                                  ------------    -------------   -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/BLACKROCK
                                                        INTERNATIONAL VALUE
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,751,443    $     2,603,270
 Net realized gain (loss) on investments........    (31,017,073)           906,649
 Change in unrealized appreciation
  (depreciation) of investments.................     85,045,272       (154,451,415)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     55,779,642       (150,941,496)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     28,604,304         36,599,874
  Transfers between funds including
   guaranteed interest account, net.............     (6,079,350)       (24,098,212)
  Transfers for contract benefits and
   terminations.................................    (15,813,505)       (22,285,075)
  Contract maintenance charges..................       (296,177)          (290,822)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      6,415,272        (10,074,235)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --            (53,997)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     62,194,914       (161,069,728)
Net Assets -- Beginning of Period...............    190,751,934        351,821,662
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 252,946,848    $   190,751,934
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            477                457
 Redeemed.......................................           (407)              (527)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             70                (70)
                                                  -------------    ---------------

                                                        EQ/BOSTON ADVISORS                   EQ/CALVERT
                                                          EQUITY INCOME                 SOCIALLY RESPONSIBLE
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    591,009    $      553,627   $   (159,792)   $     (181,924)
 Net realized gain (loss) on investments........    (9,518,856)       (2,890,496)    (1,198,023)         (525,890)
 Change in unrealized appreciation
  (depreciation) of investments.................    14,328,905       (17,935,820)     5,547,751       (10,088,694)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     5,401,058       (20,272,689)     4,189,936       (10,796,508)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     7,411,670         7,847,391      3,017,850         3,316,280
  Transfers between funds including
   guaranteed interest account, net.............    (2,069,966)          (42,357)      (508,471)         (849,548)
  Transfers for contract benefits and
   terminations.................................    (2,910,080)       (3,305,461)      (654,146)         (959,285)
  Contract maintenance charges..................       (57,332)          (51,249)       (30,974)          (29,844)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     2,374,292         4,448,324      1,824,259         1,477,603
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         5,711           (14,803)        99,998        (1,959,999)
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............     7,781,061       (15,839,168)     6,114,193       (11,278,904)
Net Assets -- Beginning of Period...............    42,542,231        58,381,399     12,836,414        24,115,318
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 50,323,292    $   42,542,231   $ 18,950,607    $   12,836,414
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                --
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           195               193             67                65
 Redeemed.......................................          (158)             (151)           (35)              (48)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            37                42             32                17
                                                  ------------    --------------   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/CAPITAL                        EQ/CAPITAL
                                                         GUARDIAN GROWTH                 GUARDIAN RESEARCH
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (132,978)   $   (178,502)   $    (188,533)   $      (750,230)
 Net realized gain (loss) on investments........    (1,567,967)       (425,655)     (12,301,306)         6,787,176
 Change in unrealized appreciation
  (depreciation) of investments.................     5,776,621      (7,462,227)      50,010,433       (102,470,066)
                                                  ------------    ------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     4,075,676      (8,066,384)      37,520,594        (96,433,120)
                                                  ------------    ------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,135,830       2,677,038       10,874,013         16,071,443
  Transfers between funds including
   guaranteed interest account, net.............       122,396         625,424      (10,097,645)       (22,302,307)
  Transfers for contract benefits and
   terminations.................................    (1,160,460)     (1,135,397)     (11,311,617)       (19,626,367)
  Contract maintenance charges..................       (17,593)        (15,922)        (154,313)          (167,850)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,080,173       2,151,143      (10,689,562)       (26,025,081)
                                                  ------------    ------------    -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             4              --           19,999            (49,998)
                                                  ------------    ------------    -------------    ---------------
Increase (Decrease) in Net Assets...............     5,155,853      (5,915,241)      26,851,031       (122,508,199)
Net Assets -- Beginning of Period...............    12,178,949      18,094,190      134,399,929        256,908,128
                                                  ------------    ------------    -------------    ---------------
Net Assets -- End of Period.....................  $ 17,334,802    $ 12,178,949    $ 161,250,960    $   134,399,929
                                                  ============    ============    =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --               --                 --
 Redeemed.......................................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
 Net Increase (Decrease)........................            --              --               --                 --
                                                  ------------    ------------    -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            83             109              183                209
 Redeemed.......................................           (60)            (77)            (305)              (439)
                                                  ------------    ------------    -------------    ---------------
 Net Increase (Decrease)........................            23              32             (122)              (230)
                                                  ------------    ------------    -------------    ---------------

                                                               EQ/COMMON
                                                            STOCK INDEX (i)
                                                 --------------------------------------
                                                        2009                2008
                                                 ------------------ -------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $   10,966,286    $      15,044,931
 Net realized gain (loss) on investments........     (184,477,707)         (65,116,116)
 Change in unrealized appreciation
  (depreciation) of investments.................      621,996,052       (1,473,150,946)
                                                   --------------    -----------------
 Net Increase (decrease) in net assets from
  operations....................................      448,484,631       (1,523,222,131)
                                                   --------------    -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       80,357,181          115,204,005
  Transfers between funds including
   guaranteed interest account, net.............      (81,900,605)        (193,747,968)
  Transfers for contract benefits and
   terminations.................................     (144,591,111)        (284,343,239)
  Contract maintenance charges..................       (1,956,130)          (2,113,730)
  Adjustments to net assets allocated to
   contracts in payout period...................       (1,619,845)          11,374,643
                                                   --------------    -----------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (149,710,510)        (353,626,289)
                                                   --------------    -----------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        4,454,618          (10,895,584)
                                                   --------------    -----------------
Increase (Decrease) in Net Assets...............      303,228,739       (1,887,744,004)
Net Assets -- Beginning of Period...............    1,792,068,160        3,679,812,164
                                                   --------------    -----------------
Net Assets -- End of Period.....................   $2,095,296,899    $   1,792,068,160
                                                   ==============    =================
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              709                  759
 Redeemed.......................................           (1,381)              (1,971)
                                                   --------------    -----------------
 Net Increase (Decrease)........................             (672)              (1,212)
                                                   --------------    -----------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              151                  161
 Redeemed.......................................             (248)                (370)
                                                   --------------    -----------------
 Net Increase (Decrease)........................              (97)                (209)
                                                   --------------    -----------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/DAVIS NEW
                                                      EQ/CORE BOND INDEX (l)                YORK VENTURE
                                                 --------------------------------- -------------------------------
                                                       2009             2008             2009            2008
                                                 ---------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $  1,593,337    $   3,573,974    $    108,019    $    (47,871)
 Net realized gain (loss) on investments........     (5,279,756)      (4,122,185)     (2,139,605)     (1,281,484)
 Change in unrealized appreciation
  (depreciation) of investments.................      3,877,623      (12,656,245)      6,587,138      (4,244,181)
                                                   ------------    -------------    ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................        191,204      (13,204,456)      4,555,552      (5,573,536)
                                                   ------------    -------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     11,085,825       13,206,333       3,834,620       3,290,446
  Transfers between funds including
   guaranteed interest account, net.............     18,023,468      (18,239,438)      3,630,978       7,856,348
  Transfers for contract benefits and
   terminations.................................     (9,510,234)     (13,830,099)     (1,358,473)       (837,598)
  Contract maintenance charges..................       (143,800)        (130,276)        (15,604)         (7,190)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     19,455,259      (18,993,480)      6,091,521      10,302,006
                                                   ------------    -------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          1,001               --           1,000           5,661
                                                   ------------    -------------    ------------    ------------
Increase (Decrease) in Net Assets...............     19,647,464      (32,197,936)     10,648,073       4,734,131
Net Assets -- Beginning of Period...............    105,936,952      138,134,888      10,887,874       6,153,743
                                                   ------------    -------------    ------------    ------------
Net Assets -- End of Period.....................   $125,584,416    $ 105,936,952    $ 21,535,947    $ 10,887,874
                                                   ============    =============    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --              --              --
 Redeemed.......................................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
 Net Increase (Decrease)........................             --               --              --              --
                                                   ------------    -------------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            437              204             168             179
 Redeemed.......................................           (267)            (375)            (74)            (56)
                                                   ------------    -------------    ------------    ------------
 Net Increase (Decrease)........................            170             (171)             94             123
                                                   ------------    -------------    ------------    ------------

                                                        EQ/EQUITY 500 INDEX
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   5,700,050    $     4,592,167
 Net realized gain (loss) on investments........    (52,814,287)       (15,349,915)
 Change in unrealized appreciation
  (depreciation) of investments.................    193,023,835       (365,439,040)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    145,909,598       (376,196,788)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     60,546,383         71,828,024
  Transfers between funds including
   guaranteed interest account, net.............    (20,778,700)       (41,819,827)
  Transfers for contract benefits and
   terminations.................................    (49,707,471)       (79,599,773)
  Contract maintenance charges..................       (777,626)          (800,310)
  Adjustments to net assets allocated to
   contracts in payout period...................       (438,827)         2,008,573
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (11,156,241)       (48,383,313)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        520,829         (1,986,759)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    135,274,186       (426,566,860)
Net Assets -- Beginning of Period...............    599,770,954      1,026,337,814
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 735,045,140    $   599,770,954
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            593                577
 Redeemed.......................................           (640)              (728)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (47)              (151)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            259                212
 Redeemed.......................................           (220)              (262)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             39                (50)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/EQUITY
                                                            GROWTH PLUS
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,166,977)   $    (1,059,144)
 Net realized gain (loss) on investments........    (29,472,950)         2,338,813
 Change in unrealized appreciation
  (depreciation) of investments.................    105,183,233       (182,613,673)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     74,543,306       (181,334,004)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     48,003,231         62,704,915
  Transfers between funds including
   guaranteed interest account, net.............    (19,600,439)         5,358,563
  Transfers for contract benefits and
   terminations.................................    (19,867,133)       (25,940,513)
  Contract maintenance charges..................       (430,689)          (401,683)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      8,104,970         41,721,282
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         66,000        364,650,099
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     82,714,276        225,037,377
Net Assets -- Beginning of Period...............    271,577,888         46,540,511
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 354,292,164    $   271,577,888
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            634                834
 Redeemed.......................................           (539)              (538)
                                                  -------------    ---------------
 Net Increase (Decrease)........................             95                296
                                                  -------------    ---------------

                                                          EQ/EVERGREEN                      EQ/FRANKLIN
                                                              OMEGA                        CORE BALANCED
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (331,305)   $   (172,226)   $    2,987,099   $    3,852,908
 Net realized gain (loss) on investments........    (1,964,016)       (887,219)      (10,048,926)      (6,074,193)
 Change in unrealized appreciation
  (depreciation) of investments.................    12,917,877      (7,134,040)       24,253,313      (27,747,139)
                                                  ------------    ------------    --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................    10,622,556      (8,193,485)       17,191,486      (29,968,424)
                                                  ------------    ------------    --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,670,144       2,910,678         7,861,172       12,803,866
  Transfers between funds including
   guaranteed interest account, net.............    11,985,942        (671,200)       (1,763,011)      (2,142,548)
  Transfers for contract benefits and
   terminations.................................    (1,847,065)     (1,578,571)       (5,592,136)      (7,522,238)
  Contract maintenance charges..................       (31,556)        (25,166)          (83,441)         (61,469)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    14,777,465         635,741           422,584        3,077,611
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --         (30,000)               --           22,156
                                                  ------------    ------------    --------------   --------------
Increase (Decrease) in Net Assets...............    25,400,021      (7,587,744)       17,614,070      (26,868,657)
Net Assets -- Beginning of Period...............    21,140,490      28,728,234        59,781,130       86,649,787
                                                  ------------    ------------    --------------   --------------
Net Assets -- End of Period.....................  $ 46,540,511    $ 21,140,490    $   77,395,200   $   59,781,130
                                                  ============    ============    ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                --               --
 Redeemed.......................................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           278             113               231              334
 Redeemed.......................................           (99)           (103)             (226)            (314)
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................           179              10                 5               20
                                                  ------------    ------------    --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/FRANKLIN                   EQ/GAMCO MERGERS
                                                       TEMPLETON ALLOCATION              AND ACQUISITIONS
                                                 -------------------------------- -------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    449,871    $    1,127,732   $   (152,145)   $    (92,865)
 Net realized gain (loss) on investments........    (4,889,094)       (2,009,560)      (907,618)        (13,662)
 Change in unrealized appreciation
  (depreciation) of investments.................    13,002,111       (14,564,276)     2,758,156      (1,945,925)
                                                  ------------    --------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     8,562,888       (15,446,104)     1,698,393      (2,052,452)
                                                  ------------    --------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     6,980,576        10,927,635      1,815,689       2,818,788
  Transfers between funds including
   guaranteed interest account, net.............      (778,433)        8,279,850       (160,098)     (1,148,320)
  Transfers for contract benefits and
   terminations.................................    (2,023,258)       (1,805,323)    (1,076,002)       (885,038)
  Contract maintenance charges..................       (69,111)          (47,453)       (13,488)         (9,933)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     4,109,774        17,354,709        566,101         775,497
                                                  ------------    --------------   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        (2,903)              641             --              --
                                                  ------------    --------------   ------------    ------------
Increase (Decrease) in Net Assets...............    12,669,759         1,909,246      2,264,494      (1,276,955)
Net Assets -- Beginning of Period...............    29,736,396        27,827,150     11,617,872      12,894,827
                                                  ------------    --------------   ------------    ------------
Net Assets -- End of Period.....................  $ 42,406,155    $   29,736,396   $ 13,882,366    $ 11,617,872
                                                  ============    ==============   ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --              --
 Redeemed.......................................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
 Net Increase (Decrease)........................            --                --             --              --
                                                  ------------    --------------   ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           183               295             43              55
 Redeemed.......................................          (122)              (86)           (38)            (48)
                                                  ------------    --------------   ------------    ------------
 Net Increase (Decrease)........................            61               209              5               7
                                                  ------------    --------------   ------------    ------------

                                                          EQ/GAMCO SMALL
                                                           COMPANY VALUE
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,216,351)   $    (833,973)
 Net realized gain (loss) on investments........    (11,392,879)         692,813
 Change in unrealized appreciation
  (depreciation) of investments.................     64,621,116      (46,509,043)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     52,011,886      (46,650,203)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     30,651,361       27,748,549
  Transfers between funds including
   guaranteed interest account, net.............     19,031,771       11,624,800
  Transfers for contract benefits and
   terminations.................................     (7,962,240)      (8,616,880)
  Contract maintenance charges..................       (201,351)        (139,044)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     41,519,541       30,617,425
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          7,997           28,542
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............     93,539,424      (16,004,236)
Net Assets -- Beginning of Period...............    111,588,854      127,593,090
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 205,128,278    $ 111,588,854
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                  -------------    -------------
 Net Increase (Decrease)........................             --               --
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            633              507
 Redeemed.......................................           (272)            (260)
                                                  -------------    -------------
 Net Increase (Decrease)........................            361              247
                                                  -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/GLOBAL                  EQ/GLOBAL MULTI-SECTOR
                                                            BOND PLUS                          EQUITY
                                                 ------------------------------- -----------------------------------
                                                       2009            2008             2009              2008
                                                 --------------- --------------- ----------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (237,942)   $  8,813,762    $       123,036   $    (5,250,282)
 Net realized gain (loss) on investments........    (4,943,074)        333,129       (116,820,508)      (14,419,836)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,288,641      (8,613,881)       243,702,267      (337,518,583)
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (decrease) in net assets from
  operations....................................       107,625         533,010        127,004,795      (357,188,701)
                                                  ------------    ------------    ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     9,223,504      11,555,180         45,121,733        57,710,557
  Transfers between funds including
   guaranteed interest account, net.............    (1,598,949)     24,007,773         11,810,676       (46,779,610)
  Transfers for contract benefits and
   terminations.................................    (4,527,373)     (4,367,775)       (23,012,961)      (35,089,115)
  Contract maintenance charges..................       (43,569)        (21,598)          (419,322)         (403,165)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,053,613      31,173,580         33,500,126       (24,561,333)
                                                  ------------    ------------    ---------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          41,321             21,999          (103,030)
                                                  ------------    ------------    ---------------   ---------------
Increase (Decrease) in Net Assets...............     3,161,238      31,747,911        160,526,920      (381,853,064)
Net Assets -- Beginning of Period...............    54,613,677      22,865,766        253,222,835       635,075,899
                                                  ------------    ------------    ---------------   ---------------
Net Assets -- End of Period.....................  $ 57,774,915    $ 54,613,677    $   413,749,755   $   253,222,835
                                                  ============    ============    ===============   ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                 --                --
 Redeemed.......................................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (Decrease)........................            --              --                 --                --
                                                  ------------    ------------    ---------------   ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           218             609                961               956
 Redeemed.......................................          (194)           (339)              (720)           (1,059)
                                                  ------------    ------------    ---------------   ---------------
 Net Increase (Decrease)........................            24             270                241              (103)
                                                  ------------    ------------    ---------------   ---------------

                                                           EQ/INTERMEDIATE
                                                        GOVERNMENT BOND INDEX
                                                 -----------------------------------
                                                       2009              2008
                                                 ---------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (101,172)    $  2,567,323
 Net realized gain (loss) on investments........     (1,005,660)        (565,335)
 Change in unrealized appreciation
  (depreciation) of investments.................     (2,789,862)         871,480
                                                  -------------     ------------
 Net Increase (decrease) in net assets from
  operations....................................     (3,896,694)       2,873,468
                                                  -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,352,319       11,582,938
  Transfers between funds including
   guaranteed interest account, net.............     (8,439,136)       1,361,797
  Transfers for contract benefits and
   terminations.................................    (12,873,607)     (17,359,434)
  Contract maintenance charges..................       (129,075)        (112,074)
  Adjustments to net assets allocated to
   contracts in payout period...................        (10,285)          27,591
                                                  -------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (13,099,784)      (4,499,182)
                                                  -------------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         21,453          (20,060)
                                                  -------------     ------------
Increase (Decrease) in Net Assets...............    (16,975,025)      (1,645,774)
Net Assets -- Beginning of Period...............    120,621,014      122,266,788
                                                  -------------     ------------
Net Assets -- End of Period.....................  $ 103,645,989     $120,621,014
                                                  =============     ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             81              163
 Redeemed.......................................           (132)            (186)
                                                  -------------     ------------
 Net Increase (Decrease)........................            (51)             (23)
                                                  -------------     ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             40               79
 Redeemed.......................................            (71)             (84)
                                                  -------------     ------------
 Net Increase (Decrease)........................            (31)              (5)
                                                  -------------     ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/INTERNATIONAL                  EQ/INTERNATIONAL
                                                             CORE PLUS                          GROWTH
                                                 --------------------------------- --------------------------------
                                                       2009             2008             2009            2008
                                                 ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   1,976,632    $      325,471   $     17,853    $     (108,925)
 Net realized gain (loss) on investments........    (15,797,207)       (5,191,666)    (6,212,258)       (3,281,634)
 Change in unrealized appreciation
  (depreciation) of investments.................     42,867,149       (54,193,771)    16,734,146       (14,766,721)
                                                  -------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     29,046,574       (59,059,966)    10,539,741       (18,157,280)
                                                  -------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     19,179,981        15,550,576      5,170,839         6,293,250
  Transfers between funds including
   guaranteed interest account, net.............      7,042,584         9,540,290      6,073,936         2,798,332
  Transfers for contract benefits and
   terminations.................................     (5,744,878)       (7,693,350)    (2,083,058)       (2,438,762)
  Contract maintenance charges..................       (111,556)         (105,397)       (35,192)          (25,745)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     20,366,131        17,292,119      9,126,525         6,627,075
                                                  -------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            101            10,002            501             8,003
                                                  -------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............     49,412,806       (41,757,845)    19,666,767       (11,522,202)
Net Assets -- Beginning of Period...............     75,317,423       117,075,268     25,879,388        37,401,590
                                                  -------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 124,730,229    $   75,317,423   $ 45,546,155    $   25,879,388
                                                  =============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                --             --                --
 Redeemed.......................................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
 Net Increase (Decrease)........................             --                --             --                --
                                                  -------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            429               362            188               180
 Redeemed.......................................           (198)             (221)          (104)             (138)
                                                  -------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            231               141             84                42
                                                  -------------    --------------   ------------    --------------

                                                            EQ/JPMORGAN
                                                        VALUE OPPORTUNITIES
                                                 ----------------------------------
                                                        2009             2008
                                                 ----------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    65,629      $      249,999
 Net realized gain (loss) on investments........    (6,715,882)         (2,995,119)
 Change in unrealized appreciation
  (depreciation) of investments.................    16,766,280         (22,076,352)
                                                   -----------      --------------
 Net Increase (decrease) in net assets from
  operations....................................    10,116,027         (24,821,472)
                                                   -----------      --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     3,673,602           4,855,022
  Transfers between funds including
   guaranteed interest account, net.............      (576,747)         (4,840,477)
  Transfers for contract benefits and
   terminations.................................    (3,397,901)         (5,774,319)
  Contract maintenance charges..................       (49,916)            (50,500)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --
                                                   -----------      --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (350,962)         (5,810,274)
                                                   -----------      --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        15,000             (14,999)
                                                   -----------      --------------
Increase (Decrease) in Net Assets...............     9,780,065         (30,646,745)
Net Assets -- Beginning of Period...............    34,201,365          64,848,110
                                                   -----------      --------------
Net Assets -- End of Period.....................   $43,981,430      $   34,201,365
                                                   ===========      ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                  --
 Redeemed.......................................            --                  --
                                                   -----------      --------------
 Net Increase (Decrease)........................            --                  --
                                                   -----------      --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            82                  65
 Redeemed.......................................           (86)               (116)
                                                   -----------      --------------
 Net Increase (Decrease)........................            (4)                (51)
                                                   -----------      --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/LARGE CAP                     EQ/LARGE CAP
                                                            CORE PLUS                      GROWTH INDEX
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    371,322    $    (121,341)   $    844,673    $  (1,335,334)
 Net realized gain (loss) on investments........    (2,126,717)        (670,634)     (1,593,693)       4,067,252
 Change in unrealized appreciation
  (depreciation) of investments.................     4,338,927       (5,301,246)     29,855,204      (55,074,446)
                                                  ------------    -------------    ------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     2,583,532       (6,093,221)     29,106,184      (52,342,528)
                                                  ------------    -------------    ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     1,456,402        1,320,883       7,614,089        9,599,691
  Transfers between funds including
   guaranteed interest account, net.............       180,437          285,015       1,924,632       (5,913,078)
  Transfers for contract benefits and
   terminations.................................      (731,133)      (1,215,245)     (8,052,547)     (11,688,324)
  Contract maintenance charges..................       (12,491)         (12,113)       (141,027)        (137,871)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................       893,215          378,540       1,345,147       (8,139,582)
                                                  ------------    -------------    ------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          (35,000)          4,480               --
                                                  ------------    -------------    ------------    -------------
Increase (Decrease) in Net Assets...............     3,476,747       (5,749,681)     30,455,811      (60,482,110)
Net Assets -- Beginning of Period...............     9,865,218       15,614,899      85,381,729      145,863,839
                                                  ------------    -------------    ------------    -------------
Net Assets -- End of Period.....................  $ 13,341,965    $   9,865,218    $115,837,540    $  85,381,729
                                                  ============    =============    ============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --               --
 Redeemed.......................................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
 Net Increase (Decrease)........................            --               --              --               --
                                                  ------------    -------------    ------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            55               52             352              332
 Redeemed.......................................           (42)             (48)           (338)            (461)
                                                  ------------    -------------    ------------    -------------
 Net Increase (Decrease)........................            13                4              14             (129)
                                                  ------------    -------------    ------------    -------------

                                                            EQ/LARGE CAP
                                                            GROWTH PLUS
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     (52,338)   $    (3,143,101)
 Net realized gain (loss) on investments........      4,395,817         19,106,098
 Change in unrealized appreciation
  (depreciation) of investments.................     53,287,739       (136,936,125)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     57,631,218       (120,973,128)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     13,247,955         18,447,472
  Transfers between funds including
   guaranteed interest account, net.............     (7,766,371)       (14,291,967)
  Transfers for contract benefits and
   terminations.................................    (15,211,531)       (24,397,661)
  Contract maintenance charges..................       (297,686)          (301,773)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (10,027,633)       (20,543,929)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         10,000            (10,000)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............     47,613,585       (141,527,057)
Net Assets -- Beginning of Period...............    181,511,917        323,038,974
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 229,125,502    $   181,511,917
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            220                292
 Redeemed.......................................           (314)              (450)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            (94)              (158)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/LARGE CAP
                                                            VALUE INDEX
                                                 ----------------------------------
                                                       2009             2008
                                                 --------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    945,924     $      21,882
 Net realized gain (loss) on investments........    (5,087,664)       (2,502,240)
 Change in unrealized appreciation
  (depreciation) of investments.................     6,368,390        (8,932,464)
                                                  ------------     -------------
 Net Increase (decrease) in net assets from
  operations....................................     2,226,650       (11,412,822)
                                                  ------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,393,733         2,580,692
  Transfers between funds including
   guaranteed interest account, net.............     1,296,612        (2,440,801)
  Transfers for contract benefits and
   terminations.................................      (669,832)         (887,373)
  Contract maintenance charges..................       (13,475)          (14,772)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --
                                                  ------------     -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,007,038          (762,254)
                                                  ------------     -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         5,905             2,999
                                                  ------------     -------------
Increase (Decrease) in Net Assets...............     5,239,593       (12,172,077)
Net Assets -- Beginning of Period...............     8,765,596        20,937,673
                                                  ------------     -------------
Net Assets -- End of Period.....................  $ 14,005,189     $   8,765,596
                                                  ============     =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --
 Redeemed.......................................            --                --
                                                  ------------     -------------
 Net Increase (Decrease)........................            --                --
                                                  ------------     -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           140                93
 Redeemed.......................................           (70)              (96)
                                                  ------------     -------------
 Net Increase (Decrease)........................            70                (3)
                                                  ------------     -------------

                                                            EQ/LARGE CAP                     EQ/LORD ABBETT
                                                             VALUE PLUS                     GROWTH AND INCOME
                                                 ----------------------------------- -------------------------------
                                                        2009              2008             2009            2008
                                                 ----------------- ----------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     8,097,046   $    19,085,314   $    (62,129)   $     37,868
 Net realized gain (loss) on investments........     (142,478,704)     (117,593,521)    (3,127,465)     (1,134,120)
 Change in unrealized appreciation
  (depreciation) of investments.................      264,371,449      (513,769,969)     5,375,606      (5,128,693)
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................      129,989,791      (612,278,176)     2,186,012      (6,224,945)
                                                  ---------------   ---------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       65,300,641       100,501,570      2,131,966       2,828,588
  Transfers between funds including
   guaranteed interest account, net.............      (58,079,170)     (143,263,597)       184,098      (1,398,885)
  Transfers for contract benefits and
   terminations.................................      (58,098,050)     (115,761,488)      (802,277)       (955,928)
  Contract maintenance charges..................         (951,413)       (1,079,734)       (14,760)        (13,272)
  Adjustments to net assets allocated to
   contracts in payout period...................         (236,505)        3,533,417             --              --
                                                  ---------------   ---------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (52,064,497)     (156,069,832)     1,499,027         460,503
                                                  ---------------   ---------------   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          223,504        (3,373,572)            --           5,801
                                                  ---------------   ---------------   ------------    ------------
Increase (Decrease) in Net Assets...............       78,148,798      (771,721,580)     3,685,039      (5,758,641)
Net Assets -- Beginning of Period...............      735,678,744     1,507,400,324     10,627,674      16,386,315
                                                  ---------------   ---------------   ------------    ------------
Net Assets -- End of Period.....................  $   813,827,542   $   735,678,744   $ 14,312,713    $ 10,627,674
                                                  ===============   ===============   ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            1,074             1,191             --              --
 Redeemed.......................................           (1,536)           (2,292)            --              --
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (Decrease)........................             (462)           (1,101)            --              --
                                                  ---------------   ---------------   ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................               96               139             84              57
 Redeemed.......................................             (310)             (497)           (62)            (52)
                                                  ---------------   ---------------   ------------    ------------
 Net Increase (Decrease)........................             (214)             (358)            22               5
                                                  ---------------   ---------------   ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/LORD ABBETT                      EQ/MID CAP
                                                         LARGE CAP CORE                        INDEX
                                                 ------------------------------- ----------------------------------
                                                       2009            2008            2009              2008
                                                 --------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (74,359)   $       1,586   $    (338,953)   $    (1,064,335)
 Net realized gain (loss) on investments........    (1,816,047)        (425,713)    (40,669,534)       (23,613,317)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,813,281       (2,745,634)    110,973,205       (161,627,766)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     3,922,875       (3,169,761)     69,964,718       (186,305,418)
                                                  ------------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     3,570,092        1,635,333      36,006,276         47,861,638
  Transfers between funds including
   guaranteed interest account, net.............     8,778,284        4,283,668      (9,039,437)       (11,999,398)
  Transfers for contract benefits and
   terminations.................................    (1,115,240)        (788,437)    (14,510,895)       (21,219,660)
  Contract maintenance charges..................       (10,743)          (6,477)       (316,583)          (309,206)
  Adjustments to net assets allocated to
   contracts in payout period...................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    11,222,393        5,124,087      12,139,361         14,333,374
                                                  ------------    -------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............          (998)             999          17,496             22,499
                                                  ------------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets...............    15,144,270        1,955,325      82,121,575       (171,949,545)
Net Assets -- Beginning of Period...............     9,066,965        7,111,640     192,207,761        364,157,306
                                                  ------------    -------------   -------------    ---------------
Net Assets -- End of Period.....................  $ 24,211,235    $   9,066,965   $ 274,329,336    $   192,207,761
                                                  ============    =============   =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               --              --                 --
 Redeemed.......................................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................            --               --              --                 --
                                                  ------------    -------------   -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           179               82             700                753
 Redeemed.......................................           (56)             (32)           (513)              (601)
                                                  ------------    -------------   -------------    ---------------
 Net Increase (Decrease)........................           123               50             187                152
                                                  ------------    -------------   -------------    ---------------

                                                             EQ/MID CAP
                                                       VALUE PLUS ( c )(d)(e)
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     145,995    $       435,390
 Net realized gain (loss) on investments........    (72,416,519)       (55,468,925)
 Change in unrealized appreciation
  (depreciation) of investments.................    148,390,156       (118,369,545)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................     76,119,632       (173,403,080)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     32,240,140         37,717,701
  Transfers between funds including
   guaranteed interest account, net.............    114,492,846        (44,608,955)
  Transfers for contract benefits and
   terminations.................................    (22,360,432)       (33,265,557)
  Contract maintenance charges..................       (412,799)          (394,671)
  Adjustments to net assets allocated to
   contracts in payout period...................             --                 --
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................    123,959,755        (40,551,482)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         30,000             21,000
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    200,109,387       (213,933,562)
Net Assets -- Beginning of Period...............    244,407,864        458,341,426
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 444,517,251    $   244,407,864
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                 --
 Redeemed.......................................             --                 --
                                                  -------------    ---------------
 Net Increase (Decrease)........................             --                 --
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................          1,454                371
 Redeemed.......................................           (561)              (671)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            893               (300)
                                                  -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/MONEY MARKET
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (1,893,787)   $   2,020,304
 Net realized gain (loss) on investments........        (81,776)        (105,815)
 Change in unrealized appreciation
  (depreciation) of investments.................        130,919          100,827
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     (1,844,644)       2,015,316
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     24,397,113       24,573,323
  Transfers between funds including
   guaranteed interest account, net.............    (35,149,702)      28,779,595
  Transfers for contract benefits and
   terminations.................................    (42,419,301)     (51,631,565)
  Contract maintenance charges..................       (202,077)        (146,495)
  Adjustments to net assets allocated to
   contracts in payout period...................         56,415          (85,946)
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (53,317,552)       1,488,912
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       (106,546)          95,514
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............    (55,268,742)       3,599,742
Net Assets -- Beginning of Period...............    195,663,091      192,063,349
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 140,394,349    $ 195,663,091
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            958            2,329
 Redeemed.......................................         (1,874)          (2,591)
                                                  -------------    -------------
 Net Increase (Decrease)........................           (916)            (262)
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            415              535
 Redeemed.......................................           (501)            (437)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (86)              98
                                                  -------------    -------------

                                                           EQ/MONTAG &                   EQ/MUTUAL LARGE
                                                         CALDWELL GROWTH                    CAP EQUITY
                                                 ------------------------------- --------------------------------
                                                       2009            2008            2009            2008
                                                 --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (211,189)   $   (212,465)   $   (279,098)   $      771,836
 Net realized gain (loss) on investments........    (2,553,089)     (2,187,194)     (4,674,128)       (2,664,102)
 Change in unrealized appreciation
  (depreciation) of investments.................     9,435,395      (6,482,375)     10,705,264       (12,846,304)
                                                  ------------    ------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     6,671,117      (8,882,034)      5,752,038       (14,738,570)
                                                  ------------    ------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,006,913       3,534,098       4,096,697         6,114,633
  Transfers between funds including
   guaranteed interest account, net.............     4,465,376      12,247,140      (1,506,298)       (2,037,978)
  Transfers for contract benefits and
   terminations.................................    (1,504,471)     (1,776,822)     (1,928,874)       (2,382,273)
  Contract maintenance charges..................       (21,796)        (11,477)        (42,596)          (32,373)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,946,022      13,992,939         618,929         1,662,009
                                                  ------------    ------------    ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              --           1,101             8,189
                                                  ------------    ------------    ------------    --------------
Increase (Decrease) in Net Assets...............    13,617,139       5,110,905       6,372,068       (13,068,372)
Net Assets -- Beginning of Period...............    19,750,705      14,639,800      23,076,976        36,145,348
                                                  ------------    ------------    ------------    --------------
Net Assets -- End of Period.....................  $ 33,367,844    $ 19,750,705    $ 29,449,044    $   23,076,976
                                                  ============    ============    ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --              --                --
 Redeemed.......................................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
 Net Increase (Decrease)........................            --              --              --                --
                                                  ------------    ------------    ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           158             225             105               134
 Redeemed.......................................           (87)           (115)            (92)             (120)
                                                  ------------    ------------    ------------    --------------
 Net Increase (Decrease)........................            71             110              13                14
                                                  ------------    ------------    ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/OPPENHEIMER
                                                             GLOBAL
                                                 -------------------------------
                                                       2009            2008
                                                 --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (88,575)   $     11,928
 Net realized gain (loss) on investments........    (2,156,868)     (1,225,486)
 Change in unrealized appreciation
  (depreciation) of investments.................     7,354,325      (5,554,854)
                                                  ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     5,108,882      (6,768,412)
                                                  ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     4,062,593       3,472,311
  Transfers between funds including
   guaranteed interest account, net.............     3,113,608       2,249,822
  Transfers for contract benefits and
   terminations.................................      (865,014)     (1,202,951)
  Contract maintenance charges..................       (20,153)        (13,991)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                  ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,291,034       4,505,191
                                                  ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         1,002           1,820
                                                  ------------    ------------
Increase (Decrease) in Net Assets...............    11,400,918      (2,261,401)
Net Assets -- Beginning of Period...............    10,889,194      13,150,595
                                                  ------------    ------------
Net Assets -- End of Period.....................  $ 22,290,112    $ 10,889,194
                                                  ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                  ------------    ------------
 Net Increase (Decrease)........................            --              --
                                                  ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           141              98
 Redeemed.......................................           (59)            (52)
                                                  ------------    ------------
 Net Increase (Decrease)........................            82              46
                                                  ------------    ------------

                                                           EQ/PIMCO ULTRA                       EQ/QUALITY
                                                          SHORT BOND (f)(g)                   BOND PLUS (k)
                                                 ----------------------------------- --------------------------------
                                                        2009              2008             2009             2008
                                                 ------------------ ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................    $    (97,510)    $   1,743,603    $   3,063,740    $   5,580,890
 Net realized gain (loss) on investments........      (4,972,669)        6,390,577       (3,894,674)      (2,216,272)
 Change in unrealized appreciation
  (depreciation) of investments.................       9,671,573       (15,964,235)       6,292,433      (14,353,793)
                                                    ------------     -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................       4,601,394        (7,830,055)       5,461,499      (10,989,175)
                                                    ------------     -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      22,968,380        21,724,530       10,118,024       11,477,523
  Transfers between funds including
   guaranteed interest account, net.............      29,709,823        45,788,530       32,898,494      (13,079,901)
  Transfers for contract benefits and
   terminations.................................      (9,750,798)       (7,996,391)     (14,372,410)     (19,732,261)
  Contract maintenance charges..................        (101,405)          (53,255)        (146,458)        (128,661)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                --           31,581           44,573
                                                    ------------     -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................      42,826,000        59,463,414       28,529,231      (21,418,727)
                                                    ------------     -------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           4,499            11,378           16,459          (69,622)
                                                    ------------     -------------    -------------    -------------
Increase (Decrease) in Net Assets...............      47,431,893        51,644,737       34,007,189      (32,477,524)
Net Assets -- Beginning of Period...............     100,326,821        48,682,084      124,796,503      157,274,027
                                                    ------------     -------------    -------------    -------------
Net Assets -- End of Period.....................    $147,758,714     $ 100,326,821    $ 158,803,692    $ 124,796,503
                                                    ============     =============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................               6                --              260              105
 Redeemed.......................................              (4)               --             (149)            (193)
                                                    ------------     -------------    -------------    -------------
 Net Increase (Decrease)........................               2                --              111              (88)
                                                    ------------     -------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             774               962              140               33
 Redeemed.......................................            (404)             (435)             (69)             (79)
                                                    ------------     -------------    -------------    -------------
 Net Increase (Decrease)........................             370               527               71              (46)
                                                    ------------     -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/SMALL COMPANY
                                                             INDEX (j)
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     274,559    $    (588,820)
 Net realized gain (loss) on investments........    (21,088,359)       4,874,963
 Change in unrealized appreciation
  (depreciation) of investments.................     51,365,509      (62,108,789)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     30,551,709      (57,822,646)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     20,808,435       22,772,789
  Transfers between funds including
   guaranteed interest account, net.............      5,394,008       (8,420,076)
  Transfers for contract benefits and
   terminations.................................     (7,753,526)      (8,831,460)
  Contract maintenance charges..................       (167,130)        (161,290)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     18,281,787        5,359,963
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --          (27,998)
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............     48,833,496      (52,490,681)
Net Assets -- Beginning of Period...............    110,189,668      162,680,349
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 159,023,164    $ 110,189,668
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --               --
 Redeemed.......................................             --               --
                                                  -------------    -------------
 Net Increase (Decrease)........................             --               --
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            414              285
 Redeemed.......................................           (230)            (234)
                                                  -------------    -------------
 Net Increase (Decrease)........................            184               51
                                                  -------------    -------------

                                                         EQ/T. ROWE PRICE                   EQ/TEMPLETON
                                                           GROWTH STOCK                    GLOBAL EQUITY
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (889,733)   $     (930,152)  $     76,000    $       99,037
 Net realized gain (loss) on investments........    (4,848,544)         (131,541)    (4,057,509)       (2,428,990)
 Change in unrealized appreciation
  (depreciation) of investments.................    30,073,682       (37,069,536)     9,908,524       (10,487,063)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................    24,335,405       (38,131,229)     5,927,015       (12,817,016)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........    12,985,343        10,946,289      4,722,644         5,051,837
  Transfers between funds including
   guaranteed interest account, net.............    11,732,775        (1,031,510)       506,006        (2,090,738)
  Transfers for contract benefits and
   terminations.................................    (4,498,889)       (5,325,640)    (1,591,054)       (1,566,660)
  Contract maintenance charges..................       (94,131)          (89,851)       (39,597)          (28,772)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    20,125,098         4,499,288      3,597,999         1,365,667
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            85             6,970             --             7,920
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............    44,460,588       (33,624,971)     9,525,014       (11,443,429)
Net Assets -- Beginning of Period...............    52,446,816        86,071,787     18,452,933        29,896,362
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 96,907,404    $   52,446,816   $ 27,977,947    $   18,452,933
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                --
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           422               217            140               121
 Redeemed.......................................          (167)             (163)           (86)             (106)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................           255                54             54                15
                                                  ------------    --------------   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/UBS GROWTH
                                                             AND INCOME
                                                 ----------------------------------
                                                       2009             2008
                                                 --------------- ------------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    (70,559)    $     (21,667)
 Net realized gain (loss) on investments........    (3,485,462)       (1,543,509)
 Change in unrealized appreciation
  (depreciation) of investments.................     8,247,785        (9,581,713)
                                                  ------------     -------------
 Net Increase (decrease) in net assets from
  operations....................................     4,691,764       (11,146,889)
                                                  ------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,240,756         3,469,064
  Transfers between funds including
   guaranteed interest account, net.............      (318,043)       (2,963,933)
  Transfers for contract benefits and
   terminations.................................      (870,796)       (1,446,424)
  Contract maintenance charges..................       (16,975)          (17,163)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --
                                                  ------------     -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     1,034,942          (958,456)
                                                  ------------     -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         2,502             1,049
                                                  ------------     -------------
Increase (Decrease) in Net Assets...............     5,729,208       (12,104,296)
Net Assets -- Beginning of Period...............    15,016,414        27,120,710
                                                  ------------     -------------
Net Assets -- End of Period.....................  $ 20,745,622     $  15,016,414
                                                  ============     =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --
 Redeemed.......................................            --                --
                                                  ------------     -------------
 Net Increase (Decrease)........................            --                --
                                                  ------------     -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            81                78
 Redeemed.......................................           (69)              (87)
                                                  ------------     -------------
 Net Increase (Decrease)........................            12                (9)
                                                  ------------     -------------

                                                           EQ/VAN KAMPEN                    EQ/VAN KAMPEN
                                                             COMSTOCK                       MID CAP GROWTH
                                                 --------------------------------- --------------------------------
                                                       2009             2008             2009            2008
                                                 --------------- ----------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $     31,498     $   120,789      $   (673,100)   $     (567,833)
 Net realized gain (loss) on investments........    (4,087,514)     (2,237,923)       (9,832,944)       (5,364,733)
 Change in unrealized appreciation
  (depreciation) of investments.................     8,047,463      (6,432,976)       32,631,370       (21,638,650)
                                                  ------------     -----------      ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................     3,991,447      (8,550,110)       22,125,326       (27,571,216)
                                                  ------------     -----------      ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,480,897       3,446,282        12,720,890        10,165,703
  Transfers between funds including
   guaranteed interest account, net.............      (503,073)     (2,062,294)       21,101,585         6,483,358
  Transfers for contract benefits and
   terminations.................................    (1,108,468)     (1,471,672)       (3,114,451)       (2,962,897)
  Contract maintenance charges..................       (21,790)        (21,946)          (56,178)          (33,318)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................       847,566        (109,630)       30,651,846        13,652,846
                                                  ------------     -----------      ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         2,776           6,915              (174)            6,502
                                                  ------------     -----------      ------------    --------------
Increase (Decrease) in Net Assets...............     4,841,789      (8,652,825)       52,776,998       (13,911,868)
Net Assets -- Beginning of Period...............    14,152,818      22,805,643        32,051,020        45,962,888
                                                  ------------     -----------      ------------    --------------
Net Assets -- End of Period.....................  $ 18,994,607     $14,152,818      $ 84,828,018    $   32,051,020
                                                  ============     ===========      ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --                --                --
 Redeemed.......................................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
 Net Increase (Decrease)........................            --              --                --                --
                                                  ------------     -----------      ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            88              92               473               281
 Redeemed.......................................           (75)            (94)             (195)             (183)
                                                  ------------     -----------      ------------    --------------
 Net Increase (Decrease)........................            13              (2)              278                98
                                                  ------------     -----------      ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                       AGGRESSIVE EQUITY (h)
                                                 ----------------------------------
                                                       2009              2008
                                                 ---------------- -----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  (2,857,970)   $    (3,736,259)
 Net realized gain (loss) on investments........    (31,688,872)       (20,690,817)
 Change in unrealized appreciation
  (depreciation) of investments.................    177,657,200       (366,004,140)
                                                  -------------    ---------------
 Net Increase (decrease) in net assets from
  operations....................................    143,110,358       (390,431,216)
                                                  -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     18,437,033         23,165,807
  Transfers between funds including
   guaranteed interest account, net.............     25,233,474        (35,161,040)
  Transfers for contract benefits and
   terminations.................................    (37,973,023)       (66,082,504)
  Contract maintenance charges..................       (639,419)          (661,914)
  Adjustments to net assets allocated to
   contracts in payout period...................       (176,126)         1,063,682
                                                  -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions....................      4,881,939        (77,675,969)
                                                  -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............        346,960         (1,321,033)
                                                  -------------    ---------------
Increase (Decrease) in Net Assets...............    148,339,257       (469,428,218)
Net Assets -- Beginning of Period...............    413,712,536        883,140,754
                                                  -------------    ---------------
Net Assets -- End of Period.....................  $ 562,051,793    $   413,712,536
                                                  =============    ===============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................          1,211                596
 Redeemed.......................................         (1,359)            (1,594)
                                                  -------------    ---------------
 Net Increase (Decrease)........................           (148)              (998)
                                                  -------------    ---------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            185                 19
 Redeemed.......................................            (39)               (45)
                                                  -------------    ---------------
 Net Increase (Decrease)........................            146                (26)
                                                  -------------    ---------------

                                                          MULTIMANAGER                     MULTIMANAGER
                                                            CORE BOND                  INTERNATIONAL EQUITY
                                                 ------------------------------- ---------------------------------
                                                       2009            2008            2009             2008
                                                 --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $  1,768,689    $  2,696,190    $      202,953   $      242,038
 Net realized gain (loss) on investments........       (25,331)      1,348,504       (14,665,823)      (1,361,053)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,241,851      (3,335,396)       31,165,901      (56,360,085)
                                                  ------------    ------------    --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................     4,985,209         709,298        16,703,031      (57,479,100)
                                                  ------------    ------------    --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     8,873,186       6,490,427         7,159,602       11,103,928
  Transfers between funds including
   guaranteed interest account, net.............     9,345,287         113,612        (4,596,150)      (6,183,307)
  Transfers for contract benefits and
   terminations.................................    (7,887,303)     (7,613,690)       (5,041,720)      (8,325,761)
  Contract maintenance charges..................       (73,700)        (61,519)          (77,559)         (82,564)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................    10,257,470      (1,071,170)       (2,555,827)      (3,487,704)
                                                  ------------    ------------    --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          11,592             1,002          (24,003)
                                                  ------------    ------------    --------------   --------------
Increase (Decrease) in Net Assets...............    15,242,679        (350,280)       14,148,206      (60,990,807)
Net Assets -- Beginning of Period...............    71,749,186      72,099,466        60,756,575      121,747,382
                                                  ------------    ------------    --------------   --------------
Net Assets -- End of Period.....................  $ 86,991,865    $ 71,749,186    $   74,904,781   $   60,756,575
                                                  ============    ============    ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --               2                --                2
 Redeemed.......................................            --              --                --               --
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            --               2                --                2
                                                  ------------    ------------    --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           257             187               169              212
 Redeemed.......................................          (173)           (197)             (188)            (238)
                                                  ------------    ------------    --------------   --------------
 Net Increase (Decrease)........................            84             (10)              (19)             (26)
                                                  ------------    ------------    --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                       LARGE CAP CORE EQUITY
                                                 ----------------------------------
                                                        2009             2008
                                                 ----------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $    17,756      $     (136,216)
 Net realized gain (loss) on investments........    (1,670,626)           (481,982)
 Change in unrealized appreciation
  (depreciation) of investments.................     5,106,848          (8,184,660)
                                                   -----------      --------------
 Net Increase (decrease) in net assets from
  operations....................................     3,453,978          (8,802,858)
                                                   -----------      --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     1,059,958           1,657,381
  Transfers between funds including
   guaranteed interest account, net.............      (401,734)         (1,441,425)
  Transfers for contract benefits and
   terminations.................................    (1,263,018)         (1,576,235)
  Contract maintenance charges..................       (15,353)            (15,866)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --
                                                   -----------      --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (620,147)         (1,376,145)
                                                   -----------      --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              96,736
                                                   -----------      --------------
Increase (Decrease) in Net Assets...............     2,833,831         (10,082,267)
Net Assets -- Beginning of Period...............    12,198,543          22,280,810
                                                   -----------      --------------
Net Assets -- End of Period.....................   $15,032,374      $   12,198,543
                                                   ===========      ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                  --
 Redeemed.......................................            --                  --
                                                   -----------      --------------
 Net Increase (Decrease)........................            --                  --
                                                   -----------      --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            31                  34
 Redeemed.......................................           (40)                (48)
                                                   -----------      --------------
 Net Increase (Decrease)........................            (9)                (14)
                                                   -----------      --------------

                                                            MULTIMANAGER                      MULTIMANAGER
                                                          LARGE CAP GROWTH                   LARGE CAP VALUE
                                                 ---------------------------------- ---------------------------------
                                                        2009             2008             2009             2008
                                                 ----------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $  (275,776)     $     (437,699)  $      295,512   $      110,243
 Net realized gain (loss) on investments........    (5,059,702)         (3,315,911)     (11,180,615)      (5,067,234)
 Change in unrealized appreciation
  (depreciation) of investments.................    13,076,430         (15,952,502)      20,794,326      (25,359,359)
                                                   -----------      --------------   --------------   --------------
 Net Increase (decrease) in net assets from
  operations....................................     7,740,952         (19,706,112)       9,909,223      (30,316,350)
                                                   -----------      --------------   --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,872,116           3,816,955        5,665,350        8,471,601
  Transfers between funds including
   guaranteed interest account, net.............      (993,420)             31,877       (3,530,882)       2,006,290
  Transfers for contract benefits and
   terminations.................................    (2,409,841)         (2,706,097)      (4,250,320)      (6,228,160)
  Contract maintenance charges..................       (30,872)            (32,791)         (56,280)         (49,782)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                  --               --               --
                                                   -----------      --------------   --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (562,017)          1,109,944       (2,172,132)       4,199,949
                                                   -----------      --------------   --------------   --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --          (1,116,590)              --       (1,560,464)
                                                   -----------      --------------   --------------   --------------
Increase (Decrease) in Net Assets...............     7,178,935         (19,712,758)       7,737,091      (27,676,865)
Net Assets -- Beginning of Period...............    22,692,321          42,405,079       47,933,654       75,610,519
                                                   -----------      --------------   --------------   --------------
Net Assets -- End of Period.....................   $29,871,256      $   22,692,321   $   55,670,745   $   47,933,654
                                                   ===========      ==============   ==============   ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                   4               --               --
 Redeemed.......................................            --                  --               --               --
                                                   -----------      --------------   --------------   --------------
 Net Increase (Decrease)........................            --                   4               --               --
                                                   -----------      --------------   --------------   --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           104                 134              135              210
 Redeemed.......................................          (112)               (126)            (151)            (184)
                                                   -----------      --------------   --------------   --------------
 Net Increase (Decrease)........................            (8)                  8              (16)              26
                                                   -----------      --------------   --------------   --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           MULTIMANAGER                     MULTIMANAGER
                                                          MID CAP GROWTH                   MID CAP VALUE
                                                 -------------------------------- --------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (677,654)   $     (889,679)  $    877,879    $     (478,338)
 Net realized gain (loss) on investments........    (7,898,488)       (4,727,009)    (7,157,528)       (6,185,419)
 Change in unrealized appreciation
  (depreciation) of investments.................    26,837,470       (32,293,955)    23,852,581       (18,143,462)
                                                  ------------    --------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations....................................    18,261,328       (37,910,643)    17,572,932       (24,807,219)
                                                  ------------    --------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,292,698         7,275,667      4,311,813         5,327,381
  Transfers between funds including
   guaranteed interest account, net.............      (999,843)       (6,823,073)       701,266        (4,520,086)
  Transfers for contract benefits and
   terminations.................................    (4,153,693)       (5,369,316)    (4,195,560)       (5,179,487)
  Contract maintenance charges..................       (66,555)          (70,364)       (50,915)          (48,183)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions....................        72,607        (4,987,086)       766,604        (4,420,375)
                                                  ------------    --------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --           (20,002)            --           (19,700)
                                                  ------------    --------------   ------------    --------------
Increase (Decrease) in Net Assets...............    18,333,935       (42,917,731)    18,339,536       (29,247,294)
Net Assets -- Beginning of Period...............    46,116,330        89,034,061     41,918,854        71,166,148
                                                  ------------    --------------   ------------    --------------
Net Assets -- End of Period.....................  $ 64,450,265    $   46,116,330   $ 60,258,390    $   41,918,854
                                                  ============    ==============   ============    ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --             --                 2
 Redeemed.......................................            --                --             --                --
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................            --                --             --                 2
                                                  ------------    --------------   ------------    --------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           147               140            131               122
 Redeemed.......................................          (146)             (191)          (122)             (157)
                                                  ------------    --------------   ------------    --------------
 Net Increase (Decrease)........................             1               (51)             9               (35)
                                                  ------------    --------------   ------------    --------------

                                                           MULTIMANAGER
                                                         MULTI-SECTOR BOND
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   3,832,757    $  12,115,604
 Net realized gain (loss) on investments........    (12,151,717)      (7,676,025)
 Change in unrealized appreciation
  (depreciation) of investments.................     17,477,411      (44,090,725)
                                                  -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................      9,158,451      (39,651,146)
                                                  -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,653,887       12,118,971
  Transfers between funds including
   guaranteed interest account, net.............     (5,179,465)     (21,323,165)
  Transfers for contract benefits and
   terminations.................................    (11,932,764)     (17,009,932)
  Contract maintenance charges..................       (147,198)        (148,052)
  Adjustments to net assets allocated to
   contracts in payout period...................            160          207,213
                                                  -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (8,605,380)     (26,154,965)
                                                  -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............         29,841         (399,211)
                                                  -------------    -------------
Increase (Decrease) in Net Assets...............        582,912      (66,205,322)
Net Assets -- Beginning of Period...............    115,432,094      181,637,416
                                                  -------------    -------------
Net Assets -- End of Period.....................  $ 116,015,006    $ 115,432,094
                                                  =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             90               92
 Redeemed.......................................           (136)            (196)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (46)            (104)
                                                  -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................             52               35
 Redeemed.......................................            (73)            (121)
                                                  -------------    -------------
 Net Increase (Decrease)........................            (21)             (86)
                                                  -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           MULTIMANAGER                     MULTIMANAGER
                                                         SMALL CAP GROWTH                  SMALL CAP VALUE
                                                 -------------------------------- ---------------------------------
                                                       2009            2008             2009             2008
                                                 --------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $   (464,519)   $     (585,714)  $    (253,507)   $  (1,461,431)
 Net realized gain (loss) on investments........    (9,302,045)       (6,442,404)    (23,315,753)     (17,089,715)
 Change in unrealized appreciation
  (depreciation) of investments.................    20,585,009       (17,548,296)     47,397,830      (44,901,384)
                                                  ------------    --------------   -------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................    10,818,445       (24,576,414)     23,828,570      (63,452,530)
                                                  ------------    --------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,031,268         7,363,875      12,365,671       17,532,581
  Transfers between funds including
   guaranteed interest account, net.............    (1,919,174)       (7,364,300)     (7,549,850)     (20,248,391)
  Transfers for contract benefits and
   terminations.................................    (2,172,643)       (3,013,139)     (7,147,211)     (10,403,918)
  Contract maintenance charges..................       (53,522)          (54,819)       (153,150)        (173,558)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................       885,929        (3,068,383)     (2,484,540)     (13,293,286)
                                                  ------------    --------------   -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............       175,001           225,000              --               --
                                                  ------------    --------------   -------------    -------------
Increase (Decrease) in Net Assets...............    11,879,375       (27,419,797)     21,344,030      (76,745,816)
Net Assets -- Beginning of Period...............    32,222,420        59,642,217      97,824,870      174,570,686
                                                  ------------    --------------   -------------    -------------
Net Assets -- End of Period.....................  $ 44,101,795    $   32,222,420   $ 119,168,900    $  97,824,870
                                                  ============    ==============   =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --                --              --               --
 Redeemed.......................................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
 Net Increase (Decrease)........................            --                --              --               --
                                                  ------------    --------------   -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           139               139             181              158
 Redeemed.......................................          (126)             (162)           (200)            (242)
                                                  ------------    --------------   -------------    -------------
 Net Increase (Decrease)........................            13               (23)            (19)             (84)
                                                  ------------    --------------   -------------    -------------

                                                           MULTIMANAGER
                                                            TECHNOLOGY
                                                 ---------------------------------
                                                       2009             2008
                                                 ---------------- ----------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................   $ (1,106,589)   $  (1,302,169)
 Net realized gain (loss) on investments........     (7,655,403)        (991,154)
 Change in unrealized appreciation
  (depreciation) of investments.................     47,160,006      (58,526,063)
                                                   ------------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     38,398,014      (60,819,386)
                                                   ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      8,377,531       10,213,289
  Transfers between funds including
   guaranteed interest account, net.............      9,930,444       (5,483,936)
  Transfers for contract benefits and
   terminations.................................     (6,965,312)      (8,848,939)
  Contract maintenance charges..................       (108,956)        (103,683)
  Adjustments to net assets allocated to
   contracts in payout period...................             --               --
                                                   ------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     11,233,707       (4,223,269)
                                                   ------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............             --         (113,499)
                                                   ------------    -------------
Increase (Decrease) in Net Assets...............     49,631,721      (65,156,154)
Net Assets -- Beginning of Period...............     64,726,599      129,882,753
                                                   ------------    -------------
Net Assets -- End of Period.....................   $114,358,320    $  64,726,599
                                                   ============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................             --                2
 Redeemed.......................................             --               --
                                                   ------------    -------------
 Net Increase (Decrease)........................             --                2
                                                   ------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            498              392
 Redeemed.......................................           (365)            (438)
                                                   ------------    -------------
 Net Increase (Decrease)........................            133              (46)
                                                   ------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     TARGET 2015 ALLOCATION
                                                 -------------------------------
                                                       2009            2008
                                                 --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    407,394    $    239,502
 Net realized gain (loss) on investments........    (1,667,357)       (908,634)
 Change in unrealized appreciation
  (depreciation) of investments.................     3,479,083      (3,370,653)
                                                  ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................     2,219,120      (4,039,785)
                                                  ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     2,955,744       4,156,745
  Transfers between funds including
   guaranteed interest account, net.............     1,707,506       2,861,462
  Transfers for contract benefits and
   terminations.................................    (1,085,372)       (676,636)
  Contract maintenance charges..................       (12,940)         (7,039)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --
                                                  ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................     3,564,938       6,334,532
                                                  ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............            --              --
                                                  ------------    ------------
Increase (Decrease) in Net Assets...............     5,784,058       2,294,747
Net Assets -- Beginning of Period...............    10,141,774       7,847,027
                                                  ------------    ------------
Net Assets -- End of Period.....................  $ 15,925,832    $ 10,141,774
                                                  ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --
 Redeemed.......................................            --              --
                                                  ------------    ------------
 Net Increase (Decrease)........................            --              --
                                                  ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................            89             106
 Redeemed.......................................           (46)            (45)
                                                  ------------    ------------
 Net Increase (Decrease)........................            43              61
                                                  ------------    ------------

                                                     TARGET 2025 ALLOCATION          TARGET 2035 ALLOCATION
                                                 ------------------------------- -------------------------------
                                                       2009            2008            2009            2008
                                                 --------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................  $    502,501    $    225,982     $   365,842    $     137,400
 Net realized gain (loss) on investments........    (1,444,446)       (423,203)       (907,256)        (119,430)
 Change in unrealized appreciation
  (depreciation) of investments.................     4,003,872      (4,418,097)      3,133,847       (3,230,970)
                                                  ------------    ------------     -----------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     3,061,927      (4,615,318)      2,592,433       (3,213,000)
                                                  ------------    ------------     -----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........     5,270,879       4,480,942       5,366,641        4,726,204
  Transfers between funds including
   guaranteed interest account, net.............     1,684,898       2,132,379         428,501        1,015,628
  Transfers for contract benefits and
   terminations.................................      (647,665)       (516,259)       (457,657)        (252,062)
  Contract maintenance charges..................       (27,142)        (15,152)        (41,283)         (23,181)
  Adjustments to net assets allocated to
   contracts in payout period...................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................     6,280,970       6,081,910       5,296,202        5,466,589
                                                  ------------    ------------     -----------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           701             569              --            4,998
                                                  ------------    ------------     -----------    -------------
Increase (Decrease) in Net Assets...............     9,343,598       1,467,161       7,888,635        2,258,587
Net Assets -- Beginning of Period...............    10,694,287       9,227,126       6,994,816        4,736,229
                                                  ------------    ------------     -----------    -------------
Net Assets -- End of Period.....................  $ 20,037,885    $ 10,694,287     $14,883,451    $   6,994,816
                                                  ============    ============     ===========    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................            --              --              --               --
 Redeemed.......................................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
 Net Increase (Decrease)........................            --              --              --               --
                                                  ------------    ------------     -----------    -------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................           109              92              91               69
 Redeemed.......................................           (30)            (29)            (19)             (12)
                                                  ------------    ------------     -----------    -------------
 Net Increase (Decrease)........................            79              63              72               57
                                                  ------------    ------------     -----------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        TARGET 2045 ALLOCATION
                                                   ---------------------------------
                                                         2009              2008
                                                   ---------------   ---------------
Increase (Decrease) in Net Assets from
 Operations:
 Net investment income (loss)...................     $   245,229      $     75,780
 Net realized gain (loss) on investments........        (919,291)         (246,276)
 Change in unrealized appreciation
  (depreciation) of investments.................       2,602,775        (2,231,300)
                                                     -----------      ------------
 Net Increase (decrease) in net assets from
  operations....................................       1,928,713        (2,401,796)
                                                     -----------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       3,448,464         3,292,200
  Transfers between funds including
   guaranteed interest account, net.............         262,090           654,126
  Transfers for contract benefits and
   terminations.................................        (254,300)         (238,227)
  Contract maintenance charges..................         (35,251)          (18,498)
  Adjustments to net assets allocated to
   contracts in payout period...................              --                --
                                                     -----------      ------------
Net increase (decrease) in net assets from
 contractowners transactions....................       3,421,003         3,689,601
                                                     -----------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A............           1,002                --
                                                     -----------      ------------
Increase (Decrease) in Net Assets...............       5,350,718         1,287,805
Net Assets -- Beginning of Period...............       4,692,005         3,404,200
                                                     -----------      ------------
Net Assets -- End of Period.....................     $10,042,723      $  4,692,005
                                                     ===========      ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Issued.........................................              --                --
 Redeemed.......................................              --                --
                                                     -----------      ------------
 Net Increase (Decrease)........................              --                --
                                                     -----------      ------------
Unit Activity 0.50% to 1.45% Class B
 Issued.........................................              66                51
 Redeemed.......................................             (18)              (11)
                                                     -----------      ------------
 Net Increase (Decrease)........................              48                40
                                                     -----------      ------------

-------
(a)  Units were made available for sale on July 10, 2009.
(b)  Units were made available for sale on September 30, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.

                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(h) Multimanager Aggressive Equity replaced for Multimanager Health Care due to a fund merger on September 18,2009.
(i) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(j) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(k) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
(l) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(m)  Units were made available for sale on September 18, 2009.

The accompanying notes are an integral part of these financial statements.



                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2009

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust ("EQAT"), and AXA Premier VIP Trust ("VIP"), ("The Trusts"). The Trusts are open-ended diversified investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

   AXA Premier VIP Trust*
   ----------------------
   o AXA Aggressive Allocation
   o AXA Balanced Strategy
   o AXA Conservative Allocation
   o AXA Conservative Growth Strategy
   o AXA Conservative Strategy
   o AXA Conservative-Plus Allocation
   o AXA Growth Strategy
   o AXA Moderate Allocation
   o AXA Moderate Growth Strategy
   o AXA Moderate-Plus Allocation
   o Multimanager Aggressive Equity
   o Multimanager Core Bond
   o Multimanager International Equity
   o Multimanager Large Cap Core Equity
   o Multimanager Large Cap Growth
   o Multimanager Large Cap Value
   o Multimanager Mid Cap Growth
   o Multimanager Mid Cap Value
   o Multimanager Multi-Sector Bond(1)
   o Multimanager Small Cap Growth
   o Multimanager Small Cap Value
   o Multimanager Technology
   o Target 2015 Allocation
   o Target 2025 Allocation
   o Target 2035 Allocation
   o Target 2045 Allocation

   EQ Advisors Trust*
   ------------------
   o All Asset Allocation
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AXA Franklin Small Cap Value Core(2)
   o EQ/BlackRock Basic Value Equity
   o EQ/BlackRock International Value
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Common Stock Index(3)
   o EQ/Core Bond Index(4)
   o EQ/Davis New York Venture
   o EQ/Equity 500 Index
   o EQ/Equity Growth PLUS(5)
   o EQ/Evergreen Omega
   o EQ/Frankin Core Balanced(6)
   o EQ/Franklin Templeton Allocation(7)
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Global Bond PLUS(8)
   o EQ/Global Multi-Sector Equity(9)
   o EQ/Intermediate Government Bond Index(10)
   o EQ/International Core PLUS
   o EQ/International Growth
   o EQ/JPMorgan Value Opportunities
   o EQ/Large Cap Core PLUS
   o EQ/Large Cap Growth Index
   o EQ/Large Cap Growth PLUS
   o EQ/Large Cap Value Index
   o EQ/Large Cap Value PLUS
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Mid Cap Index
   o EQ/Mid Cap Value PLUS
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/Mutual Large Cap Equity(11)
   o EQ/Oppenheimer Global
   o EQ/PIMCO Ultra Short Bond(12)
   o EQ/Quality Bond PLUS
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock
   o EQ/Templeton Global Equity(13)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Mid Cap Growth


                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

1. Organization (Concluded)

----------
   (1)  Formerly known as Multimanager High Yield
   (2)  Formerly known as EQ/Franklin Small Cap Value
   (3)  Formerly known as EQ/AllianceBernstein Common Stock
   (4)  Formerly known as EQ/JPMorgan Core Bond
   (5) Fund was renamed twice this year. EQ/Marsico Focus was former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/18/09 the second change resulted in the current name.
   (6) Fund was renamed twice this year. EQ/Franklin Income was former name, until 05/01/09 when name changed to EQ/AXA Franklin Income Core. On 09/18/09 the second change resulted in the current name.
   (7) Fund was renamed twice this year. EQ/Franklin Templeton Founding Strategy was former name, until 05/01/09 when name changed to EQ/AXA Franklin Templeton Founding Strategy Core. On 09/18/09 the second name change resulted in the current name.
   (8)  Formerly known as EQ/Evergreen International Bond
   (9)  Formerly known as EQ/Van Kampen Emerging Markets Equity
   (10) Formerly known as EQ/AllianceBernstein Intermediate Government
        Securities
   (11) Fund was renamed twice this year. EQ/Mutual Shares was former name, until 05/01/09 when name changed to EQ/AXA Mutual Shares Core. On 09/18/09 the second name change resulted in the current name.
   (12) Formerly known as EQ/PIMCO Real Return
   (13) Fund was renamed twice this year. EQ/Templeton Growth was former name, until 05/01/09 name changed to EQ/AXA Templeton Growth Core. On 09/18/09 the second name change resulted in the current name.

        * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of the Trust.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses and financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

   Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business, the variable investment options of the Variable Account enter into contracts that may include agreements to indemnify another party under given circumstances. The variable investment options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the variable investment options of the Variable Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation


                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

2. Significant Accounting Policies (Concluded)

   of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represents amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under EQUI-VEST Series 100 through 801, EQUI-VEST Vantage Series 900, EQUI-VEST Strategies Series 900 and 901, Momentum, Momentum Plus, EQUI-VEST At Retirement, Crossings(SM) (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by applicable deductions, charges and state premium taxes. Payments received from Contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48. Transfers between funds including the guaranteed interest account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 48. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under:

   o EQUI-VEST Series 100 through 801
   o EQUI-VEST Vantage Series 900
   o EQUI-VEST Strategies Series 900 and 901
   o Momentum
   o Momentum Plus
   o Crossings(SM)

   Included in Contract maintenance charges are administrative charges, if applicable, that are deducted annually under:

   o EQUI-VEST Series 100 through 801
   o EQUI-VEST Strategies Series 900 and 901
   o EQUIPLAN
   o Old Contracts

   Included in contract maintenance charges are administrative charges, if applicable, that are deducted quarterly under Momentum and Momentum Plus.

   Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no


                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

2. Significant Accounting Policies (Concluded)

   federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to contractholders of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009 the Account did not hold any investments with significant unobservable inputs (Level 3).


4. Purchases and Sales of Investments
   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                    Purchases        Sales
                                                 -------------- --------------
All ASSET ALLOCATION..........................    $  2,072,263   $     11,804
AXA AGGRESSIVE ALLOCATION.....................     134,917,666     40,037,288
AXA BALANCED STRATEGY.........................       6,104,184        127,728
AXA CONSERVATIVE ALLOCATION...................      42,465,015     22,388,603
AXA CONSERVATIVE GROWTH STRATEGY..............       1,287,648        175,410
AXA CONSERVATIVE STRATEGY.....................         441,504        167,582
AXA CONSERVATIVE-PLUS ALLOCATION..............      55,296,275     21,794,348
AXA GROWTH STRATEGY...........................       1,854,643        401,549
AXA MODERATE ALLOCATION.......................     255,140,400    142,676,555
AXA MODERATE-PLUS ALLOCATION..................     258,354,229     93,609,861
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............      83,878,841    101,164,647
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........      50,745,313     60,288,915
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........       7,940,511      6,276,561
EQ/BLACKROCK BASIC VALUE EQUITY...............      74,920,400     47,583,382
EQ/BLACKROCK INTERNATIONAL VALUE..............      52,210,280     44,050,175
EQ/BOSTON ADVISORS EQUITY INCOME..............      16,677,241     13,704,941
EQ/CALVERT SOCIALLY RESPONSIBLE...............       3,887,949      2,223,483
EQ/CAPITAL GUARDIAN GROWTH....................       4,170,942      3,223,743
EQ/CAPITAL GUARDIAN RESEARCH..................      15,999,761     26,877,857
EQ/COMMON STOCK INDEX.........................     195,827,221    329,688,658
EQ/CORE BOND INDEX............................      50,770,164     29,720,577
EQ/DAVIS NEW YORK VENTURE.....................      11,084,569      4,884,029
EQ/EQUITY 500 INDEX...........................     149,745,067    152,941,246
EQ/EQUITY GROWTH PLUS.........................      68,597,242     61,593,248

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

4. Purchases and Sales of Investments (Concluded)


                                                   Purchases        Sales
                                                -------------- --------------
EQ/EVERGREEN OMEGA...........................    $ 22,625,192   $  8,179,032
EQ/FRANKLIN CORE BALANCED....................      21,699,864     18,290,181
EQ/FRANKLIN TEMPLETON ALLOCATION.............      12,725,988      8,166,341
EQ/GAMCO MERGERS AND ACQUISITIONS............       4,663,363      4,186,512
EQ/GAMCO SMALL COMPANY VALUE.................      73,096,288     32,776,112
EQ/GLOBAL BOND PLUS..........................      25,051,633     22,041,937
EQ/GLOBAL MULTI-SECTOR EQUITY................     131,030,121     97,324,961
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........      19,894,597     33,114,367
EQ/INTERNATIONAL CORE PLUS...................      42,148,969     19,806,105
EQ/INTERNATIONAL GROWTH......................      20,741,396     11,596,518
EQ/JPMORGAN VALUE OPPORTUNITIES..............       8,166,772      8,452,105
EQ/LARGE CAP CORE PLUS.......................       4,321,496      3,056,959
EQ/LARGE CAP GROWTH INDEX....................      21,705,995     19,516,176
EQ/LARGE CAP GROWTH PLUS.....................      24,799,157     34,879,128
EQ/LARGE CAP VALUE INDEX.....................       7,195,858      3,239,396
EQ/LARGE CAP VALUE PLUS......................     104,091,086    147,816,917
EQ/LORD ABBETT GROWTH AND INCOME.............       6,345,064      4,908,166
EQ/LORD ABBETT LARGE CAP CORE................      16,463,543      5,315,507
EQ/MID CAP INDEX.............................      52,860,491     41,039,087
EQ/MID CAP VALUE PLUS........................     189,441,653     65,333,295
EQ/MONEY MARKET..............................      77,582,399    132,830,607
EQ/MONTAG & CALDWELL GROWTH..................      15,433,210      8,698,377
EQ/MUTUAL LARGE CAP EQUITY...................       6,955,351      6,614,419
EQ/OPPENHEIMER GLOBAL........................      11,107,303      4,902,842
EQ/PIMCO ULTRA SHORT BOND....................      88,147,846     45,117,757
EQ/QUALITY BOND PLUS.........................      67,293,565     35,728,231
EQ/SMALL COMPANY INDEX.......................      44,065,675     25,509,438
EQ/T. ROWE PRICE GROWTH STOCK................      32,659,317     13,423,955
EQ/TEMPLETON GLOBAL EQUITY...................       9,852,949      6,178,939
EQ/UBS GROWTH AND INCOME.....................       6,781,265      5,813,380
EQ/VAN KAMPEN COMSTOCK.......................       6,625,538      5,740,973
EQ/VAN KAMPEN MID CAP GROWTH.................      51,058,410     21,079,665
MULTIMANAGER AGGRESSIVE EQUITY...............      59,602,865     57,378,195
MULTIMANAGER CORE BOND.......................      35,185,366     22,966,594
MULTIMANAGER INTERNATIONAL EQUITY............      18,147,012     20,498,884
MULTIMANAGER LARGE CAP CORE EQUITY...........       2,788,245      3,390,636
MULTIMANAGER LARGE CAP GROWTH................       6,613,427      7,451,219
MULTIMANAGER LARGE CAP VALUE.................      12,844,304     14,720,924
MULTIMANAGER MID CAP GROWTH..................      11,031,422     11,636,627
MULTIMANAGER MID CAP VALUE...................      14,327,570     12,683,088
MULTIMANAGER MULTI-SECTOR BOND...............      22,791,212     27,563,973
MULTIMANAGER SMALL CAP GROWTH................      11,060,416     10,639,005
MULTIMANAGER SMALL CAP VALUE.................      21,619,830     24,357,877
MULTIMANAGER TECHNOLOGY......................      41,061,257     30,934,139
TARGET 2015 ALLOCATION.......................       7,896,580      3,898,680
TARGET 2025 ALLOCATION.......................       9,272,590      2,448,531
TARGET 2035 ALLOCATION.......................       7,264,652      1,559,742
TARGET 2045 ALLOCATION.......................       5,087,001      1,380,069


                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge annually a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

   AXA Equitable and its affiliates serves as investment manager of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.07% to a high of 1.19% of average daily net assets of the Portfolios of the Trust. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") an affiliate of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under Contract with Distributors.

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

6. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.


-----------------------------------------------------------------------------------------------------
                           Removed Portfolio                      Surviving Portfolio
-----------------------------------------------------------------------------------------------------
 September 11, 2009        EQ/Ariel Appreciation II               EQ/Mid Cap Value PLUS
                           EQ/Lord Abbett Mid Cap Value
                           EQ/Van Kampen Real Estate
-----------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
Shares -- Class B              407,995
Value -- Class B           $      9.40
Net Assets Before Merger   $ 3,833,978
Net Assets After Merger    $        --
                           EQ/Lord Abbett Mid Cap Value
Shares -- Class B            3,267,908
Value -- Class B           $      7.93
Net Assets Before Merger   $25,901,370
Net Assets After Merger    $        --
                           EQ/Van Kampen Real Estate
Shares -- Class B           17,692,343                               55,280,633
Value -- Class B           $      5.48                            $        7.74
Net Assets Before Merger   $96,899,897                            $ 301,159,559
Net Assets After Merger    $        --                            $ 427,794,804
-----------------------------------------------------------------------------------------------------
 September 11, 2009        EQ/AXA Rosenberg Value Long/Short      EQ/PIMCO Ultra Short Bond
                           Equity
                           EQ/Short Duration Bond
-----------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value Long/Short
                           Equity
Shares -- Class B              750,697
Value -- Class B           $      8.60
Net Assets Before Merger   $ 6,455,994
Net Assets After Merger    $        --
                           EQ/Short Duration Bond
Shares -- Class B            1,829,135                               13,871,491
Value -- Class B           $      9.13                            $        9.95
Net Assets Before Merger   $16,692,783                            $ 114,836,052
Net Assets After Merger    $        --                            $ 137,984,829
-----------------------------------------------------------------------------------------------------
 September 18, 2009        Multimanager Health Care               Multimanager Aggressive Equity
-----------------------------------------------------------------------------------------------------
Shares -- Class A            3,623,540                               20,044,984
Value -- Class A           $      9.21                            $       22.08
Shares -- Class B            1,056,833                                  791,741
Value -- Class B           $      9.02                            $       21.67
Net Assets Before Merger   $42,913,977                            $ 416,872,983
Net Assets After Merger    $        --                            $ 459,786,960
-----------------------------------------------------------------------------------------------------

                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

6. Reorganizations (Concluded)


-----------------------------------------------------------------------------------------------------
                           Removed Portfolio                         Surviving Portfolio
-----------------------------------------------------------------------------------------------------
 September 18, 2009        EQ/Oppenheimer Main Street Opportunity    EQ/Common Stock Index
-----------------------------------------------------------------------------------------------------
Shares -- Class A              296,297                                   113,639,158
Value -- Class A            $     8.39                               $         13.64
Shares -- Class B              117,637                                     7,040,158
Value -- Class B            $     8.39                               $         13.55
Net Assets Before Merger    $3,474,284                               $ 1,642,374,045
Net Assets After Merger     $       --                               $ 1,645,848,329
-----------------------------------------------------------------------------------------------------
 September 18, 2009        EQ/Oppenheimer Main Street Small Cap      EQ/Small Company Index
                           Index
-----------------------------------------------------------------------------------------------------
Shares -- Class B            1,365,972                                    18,623,256
Value -- Class B           $      8.91                               $          8.40
Net Assets Before Merger   $12,171,930                               $   144,324,956
Net Assets After Merger    $        --                               $   156,496,886
-----------------------------------------------------------------------------------------------------
 September 25, 2009        EQ/Caywood Scholl High Yield Bond         EQ/Quality Bond PLUS
-----------------------------------------------------------------------------------------------------
Shares -- Class B            3,562,969                                     4,043,305
Value -- Class B           $      3.99                               $          9.19
Net Assets Before Merger   $14,233,273                               $    22,913,194
Net Assets After Merger    $        --                               $    37,146,467
-----------------------------------------------------------------------------------------------------
 September 25, 2009        EQ/Long Term Bond                         EQ/Core Bond Index
-----------------------------------------------------------------------------------------------------
Shares -- Class B            2,092,784                                    13,220,218
Value -- Class B           $     12.74                               $          9.62
Net Assets Before Merger   $26,671,839                               $   100,534,743
Net Assets After Merger    $        --                               $   127,206,582

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:


                                           Mortality and                     Financial
                                           Expense Risks   Other Expenses   Accounting     Total
                                          --------------- ---------------- ------------ ----------
Old Contracts                             0.58%           0.16%              --           0.74%
-------------
EQUIPLAN Contracts                        0.58%           0.16%              --           0.74%
------------------
EQUI-VEST Series 100/Momentum Contracts
---------------------------------------
EQ/Money Market
EQ/Common Stock Index..................   0.56%           0.60%            0.24%          1.40%
All Other Funds........................   0.50%           0.60%            0.24%          1.34%
EQUI-VEST Series 200
--------------------
EQ/Money Market
EQ/Common Stock Index..................   1.15%           0.25%              --           1.40%
All Other Funds........................   1.09%           0.25%              --           1.34%
EQUI-VEST Series 201
--------------------
All Funds..............................   0.95%           0.25%              --           1.20%
EQUI-VEST Series 300 and 400 Contracts
--------------------------------------
EQ/Money Market, EQ/Common Stock Index,
Multimanager Aggressive Equity and
AXA Moderate Allocation................   1.10%           0.25%              --           1.35%
All Other Funds........................   1.10%           0.24%              --           1.34%
Momentum Plus Contracts                   1.10%           0.25%              --           1.35%
-----------------------
EQUI-VEST Series 500 Contracts            1.20%           0.25%              --           1.45%
------------------------------

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

7. Contractowner Charges (Continued)


                                              Mortality and                     Financial
                                              Expense Risks   Other Expenses   Accounting   Total
                                             --------------- ---------------- ------------ ------
EQUI-VEST at Retirement and At Retirement      --              --             --             --
-------------------------------------------
1.30% All Funds...........................   0.80%           0.50%            --           1.30%
1.25% All Funds...........................   0.75%           0.50%            --           1.25%
EQUI-VEST Series 600 and 800 Contracts       0.95%           0.25%            --           1.20%
-------------------------------------------
EQUI-VEST Vantage Contracts
-------------------------------------------
0.90 All Funds............................   0.90%             --             --           0.90%
0.70 All Funds............................   0.70%             --             --           0.70%
0.50 All Funds............................   0.50%             --             --           0.50%
EQUI-VEST Strategies Contracts Series 900
-------------------------------------------
1.20% All Funds...........................   1.20%             --             --           1.20%
0.90% All Funds...........................   0.90%             --             --           0.90%
0.70% All Funds...........................   0.70%             --             --           0.70%
0.50% All Funds...........................   0.50%             --             --           0.50%
0.25% All Funds...........................   0.25%             --             --           0.25%
EQUI-VEST Strategies Contracts Series 901
-------------------------------------------
0.00% All Funds...........................    .00%             --             --           0.00%
0.25% All Funds...........................   0.25%             --             --           0.25%
0.50% All Funds...........................   0.50%             --             --           0.50%
0.70% All Funds...........................   0.70%             --             --           0.70%
0.80% All Funds...........................   0.80%             --             --           0.80%
0.90% All Funds...........................   0.90%             --             --           0.90%
1.00% All Funds...........................   1.00%             --             --           1.00%
1.10% All Funds...........................   1.10%             --             --           1.10%
EQUI-VEST Express Series 700 Contracts       0.70%           0.25%            --           0.95%
-------------------------------------------
EQUI-VEST Express Series 701 Contracts
-------------------------------------------
1.10% All Funds...........................   0.85%           0.25%            --           1.10%
EQUI-VEST Express Series 801 Contracts
-------------------------------------------
1.25% All Funds...........................   1.00%           0.25%            --           1.25%
Crossings(SM)
-------------------------------------------
1.10% Single life contracts...............   0.60%           0.50%            --           1.10%
1.25% Joint life contracts................   0.60%           0.65%            --           1.25%

   The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST Series 100/200, Momentum Contracts for EQ/Money Market, EQ/Common Stock Index, Multimanager Aggressive Equity and AXA Moderate Allocation Variable Investment Options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Funds from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   For EQUI-VEST(R) Series 200, EQUI-VEST Series 201, EQUI-VEST Vantage, EQUI-VEST Strategies Contracts for participants of the Teachers Retirement System of the State of Texas the total Separate Account A annual expenses and total annual expenses of the Trust's fees, when added together, are not permitted to exceed 2.75% (except for Multimanager Aggressive Equity, AXA Moderate Allocation, EQ/Common Stock Index and EQ/Money Market Options in Equivest Series 200 which are not permitted to exceed 1.75%). Currently, this expense limitation has the effect of reducing the total expenses applicable to options funded by the Multimanager Technology EQ portfolios. Fees for advisory services in excess of the cap are refunded to the Funds from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are

                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

7. Contractowner Charges (Concluded)

   deducted from the Contractowners account value.

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.


                                                When charge
                 Charges                        is deducted
--------------------------------------   ------------------------
Charge for Trust expenses                Daily

Annual Administrative charge             Annual

Annual Policy fee                        Annual

Withdrawal Charge                        At time of transaction

Plan Loan charges                        At time of transaction

Annuity Payout option                    At time of transaction

Charge for third-party transfer or
exchange                                 At time of transaction

                                         Participation date
Enhanced death benefit charge            anniversary

Guaranteed Mininum Income Benefit

Guaranteed Withdrawal Benefit for Life

                 Charges                                      Amount deducted                           How deducted
---------------------------------------- --------------------------------------------------------- ----------------------
Charge for Trust expenses                Vary by Portfolio                                         Unit value

                                         $30 or during the first two contract years 2% of the
                                         account value (plus any prior withdrawal during the       Unit liquidation from
Annual Administrative charge             Contract Year) if less.                                   account value

                                         Low - Depending on account value, $50 if your
                                         account value on the last of the year is less than        Unit liquidation from
Annual Policy fee                        $100,000.                                                 account value

                                         High - Depending on account value, in Years 1 to
                                         2 lesser of $30 or 2% of account value, thereafter        Unit liquidation from
                                         $30.                                                      account value

                                         Low - 6% of withdrawals or contributions made in
                                         the current and prior five participation years,           Unit liquidation from
Withdrawal Charge                        whichever is less.                                        account value

                                         High - 6% of the amount withdrawn, generally
                                         declining for the first through the 12th contract
                                         year.

                                         Exceptions and limitations may eliminate or reduce
                                         the withdrawal charge.
                                                                                                   Unit liquidation from
Plan Loan charges                        $25 set-up fee and $6 quarterly recordkeeping fee         account value

                                                                                                   Unit liquidation from
Annuity Payout option                    $350 annuity administration fee                           account value

Charge for third-party transfer or                                                                 Unit liquidation from
exchange                                 $25                                                       account value

                                                                                                   Unit liquidation from
Enhanced death benefit charge            Low- 0.15% of account value                               account value
                                         High - 0.60% of account value
                                                                                                   Unit liquidation from
Guaranteed Mininum Income Benefit        0.65%                                                     account value

                                         Low- 0.60% for single life option;                        Unit liquidation from
Guaranteed Withdrawal Benefit for Life        0.75% for joint life option                          account value

                                         High- 0.75% for single life;
                                               0.90% for joint life


                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
All Asset Allocation
--------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (w)      $ 104.73
         Highest contract charge 1.45% Class B (w)     $ 104.43
         All contract charges
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 124.22
         Highest contract charge 1.45% Class B         $ 116.99
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  98.08
         Highest contract charge 1.45% Class B         $  93.26
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 162.11
         Highest contract charge 1.45% Class B         $ 155.64
         All contract charges
  2006   Lowest contract charge 0.50% Class B          $ 153.46
         Highest contract charge 1.45% Class B         $ 148.76
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 130.82
         Highest contract charge 1.45% Class B         $ 128.03
         All contract charges                                --
AXA Balanced Strategy
---------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 102.65
         Highest contract charge 1.25% Class A (x)     $ 102.60
         All contract charges
AXA Balanced Strategy
---------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 110.45
         Highest contract charge 1.30% Class B (v)     $ 110.42
         All contract charges
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 118.67
         Highest contract charge 1.45% Class B         $ 111.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.60
         Highest contract charge 1.45% Class B         $ 103.26
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 122.65
         Highest contract charge 1.45% Class B         $ 117.75
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 116.51
         Highest contract charge 1.45% Class B         $ 112.94
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 110.08
         Highest contract charge 1.45% Class B         $ 107.73
         All contract charges                                --
AXA Conservative Growth Strategy
--------------------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 109.25
         Highest contract charge 1.30% Class B (v)     $ 109.22
         All contract charges                                --

                                                  Years Ended December 31,
                              ----------------------------------------------------------------
                                      Units         Net Assets     Investment        Total
                               Outstanding (000s)     (000s)     Income Ratio**    Return***
                              -------------------- ------------ ---------------- -------------
All Asset Allocation
--------------------
  2009                                   --                --            --         2.75%
                                         --                --            --         2.47%
                                         20          $  2,043          4.20%
AXA Aggressive Allocation
-------------------------
  2009                                   --                --            --        26.65%
                                         --                --            --        25.44%
                                      2,255          $264,074          1.16%
  2008                                   --                --            --       (39.50)%
                                         --                --            --       (40.08)%
                                      1,573          $146,691          1.79%
  2007                                   --                --            --         5.64%
                                         --                --            --         4.62%
                                      1,034          $161,376          2.96%          --
  2006                                   --                --            --        17.31%
                                         --                --            --        16.19%
                                        517          $ 77,399          3.46%          --
  2005                                   --                --            --         7.52%
                                         --                --            --         6.50%
                                        178          $ 22,965          4.92%          --
AXA Balanced Strategy
---------------------
  2009                                   --                --            --         1.93%
                                         --                --            --         1.89%
                                          4          $    394          2.34%
AXA Balanced Strategy
---------------------
  2009                                   --                --            --        12.64%
                                         --                --            --        12.60%
                                         51          $  5,642          2.34%
AXA Conservative Allocation
---------------------------
  2009                                   --                --            --         9.27%
                                         --                --            --         8.24%
                                        701          $ 78,154          2.54%
  2008                                   --                --            --       (11.46)%
                                         --                --            --       (12.31)%
                                        539          $ 55,833          4.85%
  2007                                   --                --            --         5.27%
                                         --                --            --         4.26%
                                        378          $ 44,771          5.06%          --
  2006                                   --                --            --         5.84%
                                         --                --            --         4.83%
                                        167          $ 18,932          4.29%          --
  2005                                   --                --            --         1.93%
                                         --                --            --         0.96%
                                        112          $ 12,046          3.73%          --
AXA Conservative Growth Strategy
--------------------------------
  2009                                   --                --            --        10.60%
                                         --                --            --        10.58%
                                         10          $  1,140          1.96%          --

                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
AXA Conservative Strategy
-------------------------
         Unit Value 1.25% to 1.30%*
  2009   Lowest contract charge 1.25% Class B (v)      $ 105.46
         Highest contract charge 1.30% Class B (v)     $ 105.43
         All contract charges                                --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 119.17
         Highest contract charge 1.45% Class B         $ 112.23
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.67
         Highest contract charge 1.45% Class B         $  99.53
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 130.56
         Highest contract charge 1.45% Class B         $ 125.34
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 124.39
         Highest contract charge 1.45% Class B         $ 120.58
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 114.94
         Highest contract charge 1.45% Class B         $ 112.49
         All contract charges                                --
AXA Growth Strategy
-------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 103.79
         Highest contract charge 1.25% Class A (x)     $ 103.74
         All contract charges                                --
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A          $  96.11
         Highest contract charge 1.45% Class A         $ 124.54
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  82.34
         Highest contract charge 1.45% Class A         $ 107.73
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 109.30
         Highest contract charge 1.45% Class A         $ 144.38
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 103.11
         Highest contract charge 1.45% Class A         $ 137.52
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 183.99
         Highest contract charge 1.45% Class A         $ 126.17
         All contract charges                                --
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 111.49
         Highest contract charge 1.30% Class B         $  92.97
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  95.76
         Highest contract charge 1.30% Class B (e)     $  80.49
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 127.43
         Highest contract charge 1.30% Class B (e)     $ 107.96
         All contract charges

                                                  Years Ended December 31,
                              -----------------------------------------------------------------
                                      Units         Net Assets     Investment         Total
                               Outstanding (000s)     (000s)     Income Ratio**     Return***
                              -------------------- ------------ ---------------- --------------
AXA Conservative Strategy
-------------------------
  2009                                   --                 --           --         5.67%
                                         --                 --           --         5.64%
                                          3         $      275         2.59%          --
AXA Conservative-Plus Allocation
--------------------------------
  2009                                   --                 --           --        13.85%
                                         --                 --           --        12.76%
                                      1,056         $  118,182         2.15%
  2008                                   --                 --           --       (19.83)%
                                         --                 --           --       (20.59)%
                                        800         $   79,752         3.64%
  2007                                   --                 --           --         4.96%
                                         --                 --           --         3.95%
                                        634         $   80,092         4.08%          --
  2006                                   --                 --           --         8.22%
                                         --                 --           --         7.18%
                                        342         $   41,475         4.04%          --
  2005                                   --                 --           --         2.73%
                                         --                 --           --         1.75%
                                        180         $   20,363         4.60%          --
AXA Growth Strategy
-------------------
  2009                                   --                 --           --         2.87%
                                         --                 --           --         2.84%
                                         14         $    1,474         1.76%          --
AXA Moderate Allocation
-----------------------
  2009                                   --                 --           --        16.72 %
                                         --                 --           --        15.60 %
                                     18,864         $1,310,255         1.65%
  2008                                   --                 --           --       (24.67)%
                                         --                 --           --       (25.38)%
                                     19,014         $1,142,587         3.70%
  2007                                   --                 --           --         6.00 %
                                         --                 --           --         4.99 %
                                     19,631         $1,586,678         3.35%          --
  2006                                   --                 --           --         3.11 %
                                         --                 --           --         9.00 %
                                     20,240         $1,557,101         2.84%          --
  2005                                   --                 --           --         4.11 %
                                         --                 --           --         3.53 %
                                     21,774         $1,543,159         2.54%          --
AXA Moderate Allocation
-----------------------
  2009                                   --                 --           --        16.43%
                                         --                 --           --        15.51%
                                      1,585         $  183,180         1.65%
  2008                                   --                 --           --       (24.85)%
                                         --                 --           --       (25.44)%
                                      1,338         $  136,760         3.70%
  2007                                   --                 --           --         5.73%
                                         --                 --           --         4.90%
                                      1,218         $  170,510         3.35%

                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
AXA Moderate Allocation (Continued)
-----------------------------------
  2006   Lowest contract charge 0.50% Class B          $ 120.52
         Highest contract charge 1.30% Class B (e)     $ 102.92
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 109.79
         Highest contract charge 1.20% Class B         $ 126.19
         All contract charges                                --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 126.77
         Highest contract charge 1.45% Class B         $ 119.39
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.47
         Highest contract charge 1.45% Class B         $  99.34
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 153.90
         Highest contract charge 1.45% Class B         $ 147.76
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 145.39
         Highest contract charge 1.45% Class B         $ 140.94
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 127.61
         Highest contract charge 1.45% Class B         $ 124.89
         All contract charges                                --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  73.60
         Highest contract charge 1.45% Class A         $  94.48
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  58.05
         Highest contract charge 1.45% Class A         $  75.25
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 118.10
         Highest contract charge 1.45% Class A         $ 154.56
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 105.97
         Highest contract charge 1.45% Class A         $ 140.03
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 147.18
         Highest contract charge 1.45% Class A         $ 114.75
         All contract charges                                --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $  96.76
         Highest contract charge 1.30% Class B (e)     $  71.20
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  76.51
         Highest contract charge 1.30% Class B (e)     $  56.75
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 156.05
         Highest contract charge 1.30% Class B (e)     $ 116.66
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 140.38
         Highest contract charge 1.30% Class B (e)     $ 105.78
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
AXA Moderate Allocation (Continued)
-----------------------------------
  2006                                          --                --            --            9.77%
                                                --                --            --            2.92%
                                             1,009          $136,001          2.84%             --
  2005                                          --                --            --            4.27%
                                                --                --            --            3.54%
                                               916          $113,231          2.54%             --
AXA Moderate-Plus Allocation
----------------------------
  2009                                          --                --            --           21.35%
                                                --                --            --           20.18%
                                             5,622          $668,768          1.48%
  2008                                          --                --            --          (32.12)%
                                                --                --            --          (32.77)%
                                             4,565          $452,172          2.45%
  2007                                          --                --            --            5.85%
                                                --                --            --            4.84%
                                             3,480          $513,806          3.38%             --
  2006                                          --                --            --           13.93%
                                                --                --            --           12.85%
                                             1,886          $267,414          3.54%             --
  2005                                          --                --            --            6.14%
                                                --                --            --            5.13%
                                               728          $ 91,285          5.08%             --
EQ/AllianceBernstein International
----------------------------------
  2009                                          --                --            --           26.79%
                                                --                --            --           25.55%
                                             3,794          $458,941          2.69%
  2008                                          --                --            --          (50.85)%
                                                --                --            --          (51.31)%
                                             3,962          $381,162          2.82%
  2007                                          --                --            --           11.45%
                                                --                --            --           10.38%
                                             4,247          $838,849          1.50%             --
  2006                                          --                --            --            5.97%
                                                --                --            --           22.03%
                                             4,389          $784,767          1.65%             --
  2005                                          --                --            --           14.55%
                                                --                --            --           13.91%
                                             4,512          $660,373          1.71%             --
EQ/AllianceBernstein International
----------------------------------
  2009                                          --                --            --           26.47%
                                                --                --            --           25.46%
                                               676          $ 62,696          2.69%
  2008                                          --                --            --          (50.97)%
                                                --                --            --          (51.35)%
                                               744          $ 55,667          2.82%
  2007                                          --                --            --           11.16%
                                                --                --            --           10.29%
                                               787          $121,942          1.50%             --
  2006                                          --                --            --           22.90%
                                                --                --            --            5.78%
                                               728          $102,893          1.65%             --

                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/AllianceBernstein International (Continued)
----------------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 114.22
         Highest contract charge 1.20% Class B         $ 114.63
         All contract charges                                --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  90.30
         Highest contract charge 1.45% Class A         $ 114.27
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  66.73
         Highest contract charge 1.45% Class A         $  85.25
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 120.87
         Highest contract charge 1.45% Class A         $ 155.92
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 103.84
         Highest contract charge 1.45% Class A         $ 135.25
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 179.44
         Highest contract charge 1.45% Class A         $ 125.60
         All contract charges                                --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $  86.81
         Highest contract charge 1.30% Class B (e)     $  87.36
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  64.30
         Highest contract charge 1.30% Class B (e)     $  65.23
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 116.77
         Highest contract charge 1.30% Class B (e)     $ 119.40
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 100.58
         Highest contract charge 1.30% Class B (e)     $ 103.66
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $  92.73
         Highest contract charge 1.20% Class B         $ 125.63
         All contract charges                                --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  83.39
         Highest contract charge 1.45% Class B (c)     $  80.78
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  65.36
         Highest contract charge 1.45% Class B (c)     $  63.93
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $  98.64
         Highest contract charge 1.45% Class B (c)     $  97.41
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 108.50
         Highest contract charge 1.45% Class B (c)     $ 108.18
         All contract charges                                --

                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------------
                                                           Units         Net Assets     Investment         Total
                                                    Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                   -------------------- ------------ ---------------- --------------
EQ/AllianceBernstein International (Continued)
----------------------------------------------
  2005                                                          --                --            --        14.72%
                                                                --                --            --        13.91%
                                                               651          $ 75,257          1.71%          --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
  2009                                                          --                --            --        35.32%
                                                                --                --            --        34.04%
                                                             1,403          $221,353          0.15%
  2008                                                          --                --            --       (44.79)%
                                                                --                --            --       (45.32)%
                                                             1,444          $169,875          0.01%
  2007                                                          --                --            --        16.40%
                                                                --                --            --        15.28%
                                                             1,537          $330,250            --           --
  2006                                                          --                --            --         3.84%
                                                                --                --            --         7.68%
                                                             1,694          $315,326            --           --
  2005                                                          --                --            --        10.78%
                                                                --                --            --        10.17%
                                                             1,836          $316,938            --           --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
  2009                                                          --                --            --        35.01%
                                                                --                --            --        33.93%
                                                               301          $ 36,400          0.15%
  2008                                                          --                --            --       (44.93)%
                                                                --                --            --       (45.37)%
                                                               318          $ 29,108          0.01%
  2007                                                          --                --            --        16.10%
                                                                --                --            --        15.18%
                                                               353          $ 59,087            --           --
  2006                                                          --                --            --         8.46%
                                                                --                --            --         3.66%
                                                               392          $ 57,261            --           --
  2005                                                          --                --            --        10.94%
                                                                --                --            --        10.17%
                                                               411          $ 55,659            --           --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
  2009                                                          --                --            --        27.59%
                                                                --                --            --        26.36%
                                                               144          $ 11,627          1.05%
  2008                                                          --                --            --       (33.74)%
                                                                --                --            --       (34.37)%
                                                               118          $  7,589          1.02%
  2007                                                          --                --            --        (9.09)%
                                                                --                --            --        (9.96)%
                                                                66          $  6,402          0.57%          --
  2006                                                          --                --            --         8.50%
                                                                --                --            --         8.18%
                                                                11          $  1,216          0.58%          --

                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 129.48              --                --            --          29.64%
         Highest contract charge 1.45% Class B     $ 147.09              --                --            --          28.40%
         All contract charges                                         1,845          $328,742          2.77%
  2008   Lowest contract charge 0.50% Class B      $  99.88              --                --            --         (36.88)%
         Highest contract charge 1.45% Class B     $ 114.56              --                --            --         (37.48)%
         All contract charges                                         1,678          $235,310          1.69%
  2007   Lowest contract charge 0.50% Class B      $ 158.23              --                --            --           0.67%
         Highest contract charge 1.45% Class B     $ 183.24              --                --            --          (0.29)%
         All contract charges                            --           1,706          $383,188          1.08%            --
  2006   Lowest contract charge 0.50% Class B      $ 157.18              --                --            --          20.31%
         Highest contract charge 1.45% Class B     $ 183.78              --                --            --          19.16%
         All contract charges                            --           1,738          $391,171          2.86%            --
  2005   Lowest contract charge 0.50% Class B      $ 130.65              --                --            --           2.44%
         Highest contract charge 1.45% Class B     $ 154.23              --                --            --           1.46%
         All contract charges                            --           1,826          $344,112          1.37%            --
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 107.14              --                --            --          29.60%
         Highest contract charge 1.45% Class B     $ 132.01              --                --            --          28.35%
         All contract charges                                         2,074          $252,937          2.12%
  2008   Lowest contract charge 0.50% Class B      $  82.67              --                --            --         (43.28)%
         Highest contract charge 1.45% Class B     $ 102.85              --                --            --         (43.82)%
         All contract charges                                         2,004          $190,748          2.24%
  2007   Lowest contract charge 0.50% Class B      $ 145.75              --                --            --           9.64%
         Highest contract charge 1.45% Class B     $ 183.08              --                --            --           8.58%
         All contract charges                            --           2,074          $351,707          1.93%            --
  2006   Lowest contract charge 0.50% Class B      $ 132.94              --                --            --          25.06%
         Highest contract charge 1.45% Class B     $ 168.61              --                --            --          23.87%
         All contract charges                            --           1,956          $305,076          3.67%            --
  2005   Lowest contract charge 0.50% Class B      $ 106.30              --                --            --          10.28%
         Highest contract charge 1.45% Class B     $ 136.12              --                --            --           9.23%
         All contract charges                            --           1,646          $206,833          1.84%            --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 100.76              --                --            --          10.99%
         Highest contract charge 1.45% Class B     $  95.83              --                --            --           9.92%
         All contract charges                                           524          $ 50,322          2.62%
  2008   Lowest contract charge 0.50% Class B      $  90.78              --                --            --         (32.64)%
         Highest contract charge 1.45% Class B     $  87.18              --                --            --         (33.28)%
         All contract charges                                           487          $ 42,542          2.38%
  2007   Lowest contract charge 0.50% Class B      $ 134.77              --                --            --           3.18%
         Highest contract charge 1.45% Class B     $ 130.66              --                --            --           2.18%
         All contract charges                            --             445          $ 58,354          1.93%            --
  2006   Lowest contract charge 0.50% Class B      $ 130.62              --                --            --          15.39%
         Highest contract charge 1.45% Class B     $ 127.87              --                --            --          14.29%
         All contract charges                            --             394          $ 50,720          2.44%            --
  2005   Lowest contract charge 0.50% Class B      $ 113.20              --                --            --           5.63%
         Highest contract charge 1.45% Class B     $ 111.88              --                --            --           4.62%
         All contract charges                            --             307          $ 34,416          2.12%            --

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  67.36               --                --            --      30.24%
         Highest contract charge 1.45% Class B    $  89.44               --                --            --      28.99%
         All contract charges                                           267          $ 18,810          0.26%
  2008   Lowest contract charge 0.50% Class B     $  51.72               --                --            --     (45.50)%
         Highest contract charge 1.45% Class B    $  69.34               --                --            --     (46.02)%
         All contract charges                                           235          $ 12,828          0.29%
  2007   Lowest contract charge 0.50% Class B     $  94.90               --                --            --      11.57%
         Highest contract charge 1.45% Class B    $ 128.45               --                --            --      10.49%
         All contract charges                           --              218          $ 21,860          0.24%        --
  2006   Lowest contract charge 0.50% Class B     $  85.06               --                --            --       4.70%
         Highest contract charge 1.45% Class B    $ 116.25               --                --            --       3.71%
         All contract charges                           --              185          $ 16,787            --         --
  2005   Lowest contract charge 0.50% Class B     $  81.24               --                --            --       8.20%
         Highest contract charge 1.45% Class B    $ 112.09               --                --            --       7.17%
         All contract charges                           --              156          $ 13,658            --         --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  57.26               --                --            --      32.76%
         Highest contract charge 1.45% Class B    $  80.66               --                --            --      31.50%
         All contract charges                                           283          $ 17,320          0.35%
  2008   Lowest contract charge 0.50% Class B     $  43.13               --                --            --     (40.70)%
         Highest contract charge 1.45% Class B    $  61.34               --                --            --     (41.27)%
         All contract charges                                           260          $ 12,167          0.19%
  2007   Lowest contract charge 0.50% Class B     $  72.73               --                --            --       4.95%
         Highest contract charge 1.45% Class B    $ 104.44               --                --            --       3.94%
         All contract charges                           --              228          $ 18,074          0.00%        --
  2006   Lowest contract charge 0.50% Class B     $  69.30               --                --            --       6.87%
         Highest contract charge 1.45% Class B    $ 100.48               --                --            --       5.85%
         All contract charges                           --              148          $ 11,178          0.20%        --
  2005   Lowest contract charge 0.50% Class B     $  64.85               --                --            --       4.58%
         Highest contract charge 1.45% Class B    $  94.93               --                --            --       3.59%
         All contract charges                           --               97          $  6,904          0.21%        --
EQ/Capital Guardian Research (g)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  99.62               --                --            --      30.80%
         Highest contract charge 1.45% Class B    $ 100.76               --                --            --      29.56%
         All contract charges                                         1,584          $161,230          1.16%
  2008   Lowest contract charge 0.50% Class B     $  76.16               --                --            --     (39.97)%
         Highest contract charge 1.45% Class B    $  77.77               --                --            --     (40.54)%
         All contract charges                                         1,706          $134,398          0.92%
  2007   Lowest contract charge 0.50% Class B     $ 126.86               --                --            --       1.15%
         Highest contract charge 1.45% Class B    $ 130.80               --                --            --       0.18%
         All contract charges                           --            1,936          $256,826          1.21%        --
  2006   Lowest contract charge 0.50% Class B     $ 125.42               --                --            --      11.50%
         Highest contract charge 1.45% Class B    $ 130.57               --                --            --      10.43%
         All contract charges                           --            1,154          $152,378          0.55%        --
  2005   Lowest contract charge 0.50% Class B     $ 112.49               --                --            --       5.52%
         Highest contract charge 1.45% Class B    $ 118.23               --                --            --       4.52%
         All contract charges                           --            1,259          $150,283          0.54%        --

                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated.
                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Common Stock Index (r) +
---------------------------
         Unit Value 0.50% to 1.49%*
  2009   Lowest contract charge 0.50% Class A (d)     $  77.16
         Highest contract charge 1.49% Class A        $ 271.80
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  60.28
         Highest contract charge 1.49% Class A        $ 213.98
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 107.52
         Highest contract charge 1.49% Class A        $ 384.25
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 104.17
         Highest contract charge 1.49% Class A        $ 374.77
         All contract charges                               --
  2005   Lowest contract charge 0.74% Class A         $ 453.40
         Highest contract charge 1.49% Class A        $ 341.80
         All contract charges                               --
EQ/Common Stock Index (r)
-------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  75.05
         Highest contract charge 1.30% Class B (e)    $  74.64
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  58.78
         Highest contract charge 1.30% Class B (e)    $  58.92
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 105.11
         Highest contract charge 1.30% Class B (e)    $ 106.21
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 102.09
         Highest contract charge 1.30% Class B (e)    $ 103.98
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  92.69
         Highest contract charge 1.20% Class B        $ 107.24
         All contract charges                               --
EQ/Core Bond Index (u)
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 115.08
         Highest contract charge 1.45% Class B        $ 106.50
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 112.63
         Highest contract charge 1.45% Class B        $ 105.24
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 124.31
         Highest contract charge 1.45% Class B        $ 117.27
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 121.18
         Highest contract charge 1.45% Class B        $ 115.42
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 117.03
         Highest contract charge 1.45% Class B        $ 112.55
         All contract charges                               --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Common Stock Index (r) +
---------------------------
  2009                                          --                 --           --        28.00%
                                                --                 --           --        27.02%
                                             7,732         $1,984,968         2.01%
  2008                                          --                 --           --       (43.94)%
                                                --                 --           --       (44.31)%
                                             8,404         $1,696,532         1.74%
  2007                                          --                 --           --         3.22%
                                                --                 --           --         2.53%
                                             9,616         $3,481,372         1.18%          --
  2006                                          --                 --           --         4.17%
                                                --                 --           --         9.64%
                                            11,209         $3,969,805         1.39%          --
  2005                                          --                 --           --         4.05%
                                                --                 --           --         3.26%
                                            12,984         $4,188,857         1.03%          --
EQ/Common Stock Index (r)
-------------------------
  2009                                          --                 --           --        27.68%
                                                --                 --           --        26.68%
                                             1,189         $   96,715         2.01%
  2008                                          --                 --           --       (44.08)%
                                                --                 --           --       (44.52)%
                                             1,286         $   82,770         1.74%
  2007                                          --                 --           --         2.96%
                                                --                 --           --         2.14%
                                             1,495         $  174,274         1.18%          --
  2006                                          --                 --           --        10.14%
                                                --                 --           --         3.98%
                                             1,669         $  190,449         1.39%          --
  2005                                          --                 --           --         3.79%
                                                --                 --           --         3.05%
                                             1,776         $  185,056         1.03%          --
EQ/Core Bond Index (u)
----------------------
  2009                                          --                 --           --         2.18%
                                                --                 --           --         1.20%
                                             1,163         $  125,579         2.75%
  2008                                          --                 --           --       ( 9.40)%
                                                --                 --           --       (10.26)%
                                               993         $  105,935         4.16%
  2007                                          --                 --           --         2.58%
                                                --                 --           --         1.60%
                                             1,164         $  138,131         4.62%          --
  2006                                          --                 --           --         3.54%
                                                --                 --           --         2.56%
                                             1,009         $  117,710         4.54%          --
  2005                                          --                 --           --         1.70%
                                                --                 --           --         0.74%
                                               891         $  101,135         3.93%          --

                                     FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (f)     $  77.82
         Highest contract charge 1.45% Class B (f)    $  75.88
         All contract charges
  2008   Lowest contract charge 0.50% Class B (f)     $  58.95
         Highest contract charge 1.45% Class B (f)    $  58.03
         All contract charges
  2007   Lowest contract charge 0.50% Class B (f)     $  97.46
         Highest contract charge 1.45% Class B (f)    $  96.87
         All contract charges                               --
  2006   Lowest contract charge 1.34% Class B (c)     $ 108.48
         Highest contract charge 1.35% Class B (c)    $ 108.47
         All contract charges                               --
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)     $  84.82
         Highest contract charge 1.45% Class A        $  93.93
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  67.56
         Highest contract charge 1.45% Class A        $  75.54
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 108.06
         Highest contract charge 1.45% Class A        $ 121.98
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 103.22
         Highest contract charge 1.45% Class A        $ 117.65
         All contract charges                               --
  2005   Lowest contract charge 0.90% Class A         $ 197.59
         Highest contract charge 1.45% Class A        $ 103.47
         All contract charges                               --
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  84.28
         Highest contract charge 1.30% Class B (e)    $  82.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  67.29
         Highest contract charge 1.30% Class B (e)    $  66.04
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 107.91
         Highest contract charge 1.30% Class B (e)    $ 106.74
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 103.33
         Highest contract charge 1.30% Class B (e)    $ 103.03
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  90.23
         Highest contract charge 1.20% Class B        $ 103.49
         All contract charges                               --
EQ/Equity Growth PLUS
---------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 137.63
         Highest contract charge 1.45% Class B        $ 127.16
         All contract charges

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Davis New York Venture
-------------------------
  2009                                          --                --            --        32.01%
                                                --                --            --        30.76%
                                               281          $ 21,535          1.99%
  2008                                          --                --            --       (39.51)%
                                                --                --            --       (40.09)%
                                               187          $ 10,886          0.78%
  2007                                          --                --            --        (2.54)%
                                                --                --            --        (3.13)%
                                                64          $  6,154          1.15%          --
  2006                                          --                --            --         8.48%
                                                --                --            --         8.47%
                                                 3          $    331          0.96%          --
EQ/Equity 500 Index
-------------------
  2009                                          --                --            --        25.55%
                                                --                --            --        24.34%
                                             2,660          $651,857          2.22%
  2008                                          --                --            --       (37.48)%
                                                --                --            --       (38.07)%
                                             2,707          $534,905          1.87%
  2007                                          --                --            --         4.69%
                                                --                --            --         3.68%
                                             2,858          $914,617          1.54%          --
  2006                                          --                --            --         3.22%
                                                --                --            --        13.71%
                                             3,024          $934,535          1.75%          --
  2005                                          --                --            --         3.72%
                                                --                --            --         3.15%
                                             3,339          $909,007          1.53%          --
EQ/Equity 500 Index
-------------------
  2009                                          --                --            --        25.25%
                                                --                --            --        24.24%
                                               891          $ 79,695          2.22%
  2008                                          --                --            --       (37.64)%
                                                --                --            --       (38.13)%
                                               852          $ 61,956          1.87%
  2007                                          --                --            --         4.43%
                                                --                --            --         3.60%
                                               902          $106,809          1.54%          --
  2006                                          --                --            --        14.52%
                                                --                --            --         3.03%
                                               894          $102,360          1.75%          --
  2005                                          --                --            --         3.88%
                                                --                --            --         3.15%
                                               907          $ 91,189          1.53%          --
EQ/Equity Growth PLUS
---------------------
  2009                                          --                --            --        27.18%
                                                --                --            --        25.96%
                                             2,765          $354,268          0.90%

                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Equity Growth PLUS (Continued)
---------------------------------
  2008   Lowest contract charge 0.50% Class B          $ 108.22
         Highest contract charge 1.45% Class B         $ 100.95
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 182.16
         Highest contract charge 1.45% Class B         $ 171.57
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 160.53
         Highest contract charge 1.45% Class B         $ 152.66
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 147.58
         Highest contract charge 1.45% Class B         $ 141.69
         All contract charges                                --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 100.72
         Highest contract charge 1.45% Class B         $  94.35
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  72.15
         Highest contract charge 1.45% Class B         $  68.24
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 100.16
         Highest contract charge 1.45% Class B         $  95.65
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $  90.42
         Highest contract charge 1.45% Class B         $  87.18
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $  85.83
         Highest contract charge 1.45% Class B         $  83.56
         All contract charges                                --
EQ/Franklin Core Balanced
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  93.57
         Highest contract charge 1.45% Class B (c)     $  90.65
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  72.05
         Highest contract charge 1.45% Class B (c)     $  70.47
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 106.18
         Highest contract charge 1.45% Class B (c)     $ 104.85
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 104.56
         Highest contract charge 1.45% Class B (c)     $ 104.26
         All contract charges                                --
EQ/Franklin Templeton Allocation
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (f)      $  76.79
         Highest contract charge 1.45% Class B (f)     $  74.88
         All contract charges
  2008   Lowest contract charge 0.50% Class B (f)      $  60.08
         Highest contract charge 1.45% Class B (f)     $  59.15
         All contract charges
  2007   Lowest contract charge 0.50% Class B (f)      $  95.67
         Highest contract charge 1.45% Class B (f)     $  95.10
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Equity Growth PLUS (Continued)
---------------------------------
  2008                                          --                --            --       (40.59)%
                                                --                --            --       (41.16)%
                                             2,670          $271,576          0.99%
  2007                                          --                --            --        13.47%
                                                --                --            --        12.39%
                                             2,374          $411,149          0.18%          --
  2006                                          --                --            --         8.78%
                                                --                --            --         7.74%
                                             2,089          $321,846          0.74%          --
  2005                                          --                --            --        10.15%
                                                --                --            --         9.10%
                                             1,655          $236,310            --           --
EQ/Evergreen Omega
------------------
  2009                                          --                --            --        39.60%
                                                --                --            --        38.26%
                                               484          $ 46,515          0.19%
  2008                                          --                --            --       (27.97)%
                                                --                --            --       (28.66)%
                                               305          $ 21,123          0.58%
  2007                                          --                --            --        10.77%
                                                --                --            --         9.72%
                                               295          $ 28,671            --           --
  2006                                          --                --            --         5.34%
                                                --                --            --         4.34%
                                               257          $ 22,739          2.11%          --
  2005                                          --                --            --         3.44%
                                                --                --            --         2.46%
                                               288          $ 24,388          0.04%          --
EQ/Franklin Core Balanced
-------------------------
  2009                                          --                --            --        29.87%
                                                --                --            --        28.64%
                                               850          $ 77,384          5.79%
  2008                                          --                --            --       (32.14)%
                                                --                --            --       (32.79)%
                                               845          $ 59,776          6.17%
  2007                                          --                --                       1.55%
                                                --                --                       0.57%
                                               825          $ 86,650          4.64%          --
  2006                                          --                --            --         4.56%
                                                --                --            --         4.26%
                                               122          $ 12,767          2.55%          --
EQ/Franklin Templeton Allocation
--------------------------------
  2009                                          --                --            --        27.81%
                                                --                --            --        26.59%
                                               562          $ 42,403          2.59%
  2008                                          --                --            --       (37.20)%
                                                --                --            --       (37.80)%
                                               501          $ 29,735          4.75%
  2007                                          --                --            --        (4.33)%
                                                --                --            --        (4.90)%
                                               292          $ 27,827          2.48%          --

                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 120.76
         Highest contract charge 1.45% Class B (a)     $ 115.47
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $ 104.07
         Highest contract charge 1.45% Class B (a)     $ 100.47
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 121.36
         Highest contract charge 1.45% Class B (a)     $ 118.30
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 117.94
         Highest contract charge 1.45% Class B (a)     $ 116.08
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 105.64
         Highest contract charge 1.45% Class B (a)     $ 104.97
         All contract charges                                --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 147.03
         Highest contract charge 1.45% Class B         $ 139.84
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 104.46
         Highest contract charge 1.45% Class B         $ 100.32
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 151.41
         Highest contract charge 1.45% Class B         $ 146.80
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 139.23
         Highest contract charge 1.45% Class B         $ 136.30
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 117.75
         Highest contract charge 1.45% Class B         $ 116.38
         All contract charges                                --
EQ/Global Bond PLUS
-------------------
         Unit Value 0.50% to 1.45%
  2009   Lowest contract charge 0.50% Class B (b)      $ 117.53
         Highest contract charge 1.45% Class B (b)     $ 112.85
         All contract charges
  2008   Lowest contract charge 0.50% Class B (b)      $ 115.84
         Highest contract charge 1.45% Class B (b)     $ 112.30
         All contract charges
  2007   Lowest contract charge 0.50% Class B (b)      $ 109.34
         Highest contract charge 1.45% Class B (b)     $ 107.01
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (b)      $ 100.53
         Highest contract charge 1.45% Class B (b)     $  99.34
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (b)      $  97.69
         Highest contract charge 1.45% Class B (b)     $  97.47
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/GAMCO Mergers and Acquisitions
---------------------------------
  2009                                          --                --            --        16.04%
                                                --                --            --        14.93%
                                               120          $ 13,875            --
  2008                                          --                --            --       (14.25)%
                                                --                --            --       (15.07)%
                                               115          $ 11,611          0.51%
  2007                                          --                --            --         2.90%
                                                --                --            --         1.91%
                                               108          $ 12,892          0.81%          --
  2006                                          --                --            --        11.65%
                                                --                --            --        10.58%
                                                65          $  7,591          6.42%          --
  2005                                          --                --            --         5.64%
                                                --                --            --         4.97%
                                                23          $  2,512          4.96%          --
EQ/GAMCO Small Company Value
----------------------------
  2009                                          --                --            --        40.75%
                                                --                --            --        39.39%
                                             1,474          $205,125          0.47%
  2008                                          --                --            --       (31.01)%
                                                --                --            --       (31.66)%
                                             1,113          $111,588          0.62%
  2007                                          --                --            --         8.75%
                                                --                --            --         7.70%
                                               866          $127,593          0.52%          --
  2006                                          --                --            --        18.24%
                                                --                --            --        17.12%
                                               484          $ 66,227          1.54%          --
  2005                                          --                --            --         3.80%
                                                --                --            --         2.81%
                                               341          $ 39,738          0.98%          --
EQ/Global Bond PLUS
-------------------
  2009                                          --                --            --         1.46%
                                                --                --            --         0.49%
                                               507          $ 57,768          0.80%
  2008                                          --                --            --         5.94%
                                                --                --            --         4.94%
                                               483          $ 54,607         19.47%
  2007                                          --                --            --         8.76%
                                                --                --            --         7.72%
                                               213          $ 22,866          3.57%          --
  2006                                          --                --            --         2.90%
                                                --                --            --         1.92%
                                                77          $  7,685          0.47%          --
  2005                                          --                --            --        (2.31)%
                                                --                --            --        (2.53)%
                                                 5          $    503            --           --

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 217.50
         Highest contract charge 1.45% Class B         $ 231.58
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 145.67
         Highest contract charge 1.45% Class B         $ 156.59
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 343.25
         Highest contract charge 1.45% Class B         $ 372.58
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 242.92
         Highest contract charge 1.45% Class B         $ 266.22
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 178.13
         Highest contract charge 1.45% Class B         $ 197.09
         All contract charges                                --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 107.84
         Highest contract charge 1.45% Class A         $ 135.54
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $ 110.63
         Highest contract charge 1.45% Class A         $ 140.38
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 107.06
         Highest contract charge 1.45% Class A         $ 137.16
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.44
         Highest contract charge 1.45% Class A         $ 129.92
         All contract charges                                --
  2005   Lowest contract charge 0.74% Class A          $  78.01
         Highest contract charge 1.45% Class A         $ 127.51
         All contract charges                                --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 136.52
         Highest contract charge 1.30% Class B (e)     $ 104.32
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 140.40
         Highest contract charge 1.30% Class B (e)     $ 108.13
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 136.21
         Highest contract charge 1.30% Class B (e)     $ 105.74
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 128.11
         Highest contract charge 1.30% Class B (e)     $ 100.25
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 124.85
         Highest contract charge 1.20% Class B         $ 127.54
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Global Multi-Sector Equity
-----------------------------
  2009                                          --                --            --        49.31%
                                                --                --            --        47.89%
                                             2,370          $413,743          1.34%
  2008                                          --                --            --       (57.56)%
                                                --                --            --       (57.97)%
                                             2,129          $253,220          0.14%
  2007                                          --                --            --        41.30%
                                                --                --            --        39.95%
                                             2,232          $634,802            --           --
  2006                                          --                --            --        36.37%
                                                --                --            --        35.07%
                                             2,029          $410,513          0.43%          --
  2005                                          --                --            --        32.12%
                                                --                --            --        30.86%
                                             1,693          $250,448          0.59%          --
EQ/Intermediate Government Bond Index
-------------------------------------
  2009                                          --                --            --        (2.52)%
                                                --                --            --        (3.45)%
                                               480          $ 78,061          1.17%
  2008                                          --                --            --         3.33%
                                                --                --            --         2.35%
                                               531          $ 89,495          3.33%
  2007                                          --                --            --         6.59%
                                                --                --            --         5.57%
                                               554          $ 90,855          4.50%          --
  2006                                          --                --            --         0.44%
                                                --                --            --         1.89%
                                               586          $ 91,303          4.00%          --
  2005                                          --                --            --         1.04%
                                                --                --            --         0.02%
                                               670          $102,507          3.48%          --
EQ/Intermediate Government Bond Index
-------------------------------------
  2009                                          --                --            --        (2.76)%
                                                --                --            --        (3.52)%
                                               189          $ 25,089          1.17%
  2008                                          --                --            --         3.08%
                                                --                --            --         2.26%
                                               220          $ 30,638          3.33%
  2007                                          --                --            --         6.32%
                                                --                --            --         5.48%
                                               225          $ 30,902          4.50%          --
  2006                                          --                --            --         2.61%
                                                --                --            --         0.25%
                                               254          $ 32,922          4.00%          --
  2005                                          --                --            --         0.74%
                                                --                --            --         0.03%
                                               276          $ 35,253          3.48%          --

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/International Core PLUS
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 107.72
         Highest contract charge 1.45% Class B         $ 136.84
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  80.00
         Highest contract charge 1.45% Class B         $ 102.60
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 145.80
         Highest contract charge 1.45% Class B         $ 188.80
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 127.17
         Highest contract charge 1.45% Class B         $ 166.28
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 107.18
         Highest contract charge 1.45% Class B         $ 141.49
         All contract charges                                --
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 135.64
         Highest contract charge 1.45% Class B (a)     $ 129.70
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $  99.33
         Highest contract charge 1.45% Class B (a)     $  95.89
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 167.16
         Highest contract charge 1.45% Class B (a)     $ 162.94
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 144.57
         Highest contract charge 1.45% Class B (a)     $ 142.29
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 115.64
         Highest contract charge 1.45% Class B (a)     $ 114.91
         All contract charges                                --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 104.38
         Highest contract charge 1.45% Class B         $  94.13
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  79.29
         Highest contract charge 1.45% Class B         $  72.19
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 132.31
         Highest contract charge 1.45% Class B         $ 121.64
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.61
         Highest contract charge 1.45% Class B         $ 124.95
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 112.39
         Highest contract charge 1.45% Class B         $ 105.33
         All contract charges                                --

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/International Core PLUS
--------------------------
  2009                                          --                --            --        34.65%
                                                --                --            --        33.37%
                                             1,120          $124,727          3.37%
  2008                                          --                --            --       (45.13)%
                                                --                --            --       (45.66)%
                                               889          $ 75,314          1.61%
  2007                                          --                --            --        14.65%
                                                --                --            --        13.54%
                                               748          $117,043          0.41%          --
  2006                                          --                --            --        18.65%
                                                --                --            --        17.52%
                                               714          $ 98,514          1.40%          --
  2005                                          --                --            --        16.54%
                                                --                --            --        15.43%
                                               588          $ 69,010          1.61%          --
EQ/International Growth
-----------------------
  2009                                          --                --            --        36.55%
                                                --                --            --        35.26%
                                               353          $ 45,543          1.34%
  2008                                          --                --            --       (40.58)%
                                                --                --            --       (41.15)%
                                               269          $ 25,877          0.98%
  2007                                          --                --            --        15.63%
                                                --                --            --        14.51%
                                               227          $ 37,401          0.70%          --
  2006                                          --                --            --        25.01%
                                                --                --            --        23.82%
                                                88          $ 12,581          1.19%          --
  2005                                          --                --            --        15.64%
                                                --                --            --        14.91%
                                                19          $  2,170          1.92%          --
EQ/JPMorgan Value Opportunities
-------------------------------
  2009                                          --                --            --        31.64%
                                                --                --            --        30.39%
                                               376          $ 43,960          1.50%
  2008                                          --                --            --       (40.07)%
                                                --                --            --       (40.65)%
                                               380          $ 34,198          1.82%
  2007                                          --                --            --        (1.71)%
                                                --                --            --        (2.65)%
                                               431          $ 64,820          1.36%          --
  2006                                          --                --            --        19.78%
                                                --                --            --        18.64%
                                               445          $ 68,748          4.40%          --
  2005                                          --                --            --         3.40%
                                                --                --            --         2.42%
                                               466          $ 60,726          1.51%          --

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
EQ/Large Cap Core PLUS
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  83.72               --                --            --      25.88%
         Highest contract charge 1.45% Class B    $  80.53               --                --            --      24.68%
         All contract charges                                           163          $ 13,328          4.70%
  2008   Lowest contract charge 0.50% Class B     $  66.51               --                --            --     (37.71)%
         Highest contract charge 1.45% Class B    $  64.59               --                --            --     (38.32)%
         All contract charges                                           150          $  9,852          0.37%
  2007   Lowest contract charge 0.50% Class B     $ 106.78               --                --            --       3.37%
         Highest contract charge 1.45% Class B    $ 104.71               --                --            --       2.37%
         All contract charges                           --              146          $ 15,557          1.23%          --
  2006   Lowest contract charge 0.50% Class B     $ 103.30               --                --            --      12.38%
         Highest contract charge 1.45% Class B    $ 102.29               --                --            --      11.31%
         All contract charges                           --              158          $ 16,368          0.83%          --
  2005   Lowest contract charge 0.50% Class B     $  91.93               --                --            --       6.65%
         Highest contract charge 1.45% Class B    $  91.89               --                --            --       5.64%
         All contract charges                           --              181          $ 16,799          0.49%          --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  64.48               --                --            --      35.52%
         Highest contract charge 1.45% Class B    $  64.84               --                --            --      34.24%
         All contract charges                                         1,755          $115,833          2.19%
  2008   Lowest contract charge 0.50% Class B     $  47.58               --                --            --     (36.59)%
         Highest contract charge 1.45% Class B    $  48.30               --                --            --     (37.20)%
         All contract charges                                         1,741          $ 85,377          0.14%
  2007   Lowest contract charge 0.50% Class B     $  75.03               --                --            --      13.41%
         Highest contract charge 1.45% Class B    $  76.91               --                --            --      12.33%
         All contract charges                           --            1,870          $145,854          0.00%        --
  2006   Lowest contract charge 0.50% Class B     $  66.16               --                --            --      (1.04)%
         Highest contract charge 1.45% Class B    $  68.47               --                --            --      (1.98)%
         All contract charges                           --            2,111          $146,204            --         --
  2005   Lowest contract charge 0.50% Class B     $  66.85               --                --            --      14.35%
         Highest contract charge 1.45% Class B    $  69.86               --                --            --      13.27%
         All contract charges                           --            2,304          $162,638            --         --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B     $  57.27               --                --            --      34.18%
         Highest contract charge 1.45% Class B    $  88.60               --                --            --      32.89%
         All contract charges                                         1,746          $229,113          1.30%
  2008   Lowest contract charge 0.50% Class B     $  42.68               --                --            --     (38.55)%
         Highest contract charge 1.45% Class B    $  66.67               --                --            --     (39.13)%
         All contract charges                                         1,840          $181,508          0.11%
  2007   Lowest contract charge 0.50% Class B     $  69.45               --                --            --      15.04%
         Highest contract charge 1.45% Class B    $ 109.53               --                --            --      13.94%
         All contract charges                           --            1,998          $323,002          0.34%        --
  2006   Lowest contract charge 0.50% Class B     $  60.37               --                --            --       7.24%
         Highest contract charge 1.45% Class B    $  96.13               --                --            --       6.22%
         All contract charges                           --            2,215          $314,252            --         --
  2005   Lowest contract charge 0.50% Class B     $  56.29               --                --            --       8.48%
         Highest contract charge 1.45% Class B    $  90.50               --                --            --       7.45%
         All contract charges                           --            2,567          $342,058            --         --

                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Large Cap Value Index
------------------------
         Unit Value 0.50% to 1.45%
  2009   Lowest contract charge 0.50% Class B (b)     $  54.18
         Highest contract charge 1.45% Class B (b)    $  52.01
         All contract charges
  2008   Lowest contract charge 0.50% Class B (b)     $  45.70
         Highest contract charge 1.45% Class B (b)    $  44.30
         All contract charges
  2007   Lowest contract charge 0.50% Class B (b)     $ 106.08
         Highest contract charge 1.45% Class B (b)    $ 103.83
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (b)     $ 113.34
         Highest contract charge 1.45% Class B (b)    $ 112.00
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (b)     $ 106.62
         Highest contract charge 1.45% Class B (b)    $ 106.38
         All contract charges                               --
EQ/Large Cap Value PLUS (j)
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (k)     $ 105.72
         Highest contract charge 1.45% Class A (k)    $  95.00
         All contract charges
  2008   Lowest contract charge 0.50% Class A (k)     $  88.09
         Highest contract charge 1.45% Class A (k)    $  79.92
         All contract charges
  2007   Lowest contract charge 0.50% Class A (k)     $ 155.34
         Highest contract charge 1.45% Class A (k)    $ 142.29
         All contract charges                               --
EQ/Large Cap Value PLUS (j)
---------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $ 104.86
         Highest contract charge 1.30% Class B        $  65.23
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  87.50
         Highest contract charge 1.30% Class B        $  54.87
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 155.18
         Highest contract charge 1.30% Class B        $  98.09
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 163.40
         Highest contract charge 1.45% Class B        $ 151.12
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 135.28
         Highest contract charge 1.45% Class B        $ 126.32
         All contract charges                               --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $  94.93
         Highest contract charge 1.45% Class B (a)    $  90.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)     $  80.78
         Highest contract charge 1.45% Class B (a)    $  77.98
         All contract charges

                                                   Years Ended December 31,
                                   -----------------------------------------------------------------
                                           Units         Net Assets     Investment         Total
                                   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                   -------------------- ------------ ---------------- --------------
EQ/Large Cap Value Index
------------------------
  2009                                         --                 --           --         18.56%
                                               --                 --           --         17.40%
                                              268         $   14,005        10.00%
  2008                                         --                 --           --        (56.92)%
                                               --                 --           --        (57.33)%
                                              198         $    8,765         1.43%
  2007                                         --                 --           --         (6.41)%
                                               --                 --           --         (7.29)%
                                              201         $   20,937         0.00%           --
  2006                                         --                 --           --          6.30%
                                               --                 --           --          5.29%
                                              168         $   18,866         0.05%           --
  2005                                         --                 --           --          6.62%
                                               --                 --           --          6.38%
                                               20         $    2,150         0.14%           --
EQ/Large Cap Value PLUS (j)
---------------------------
  2009                                         --                 --           --         20.01%
                                               --                 --           --         18.87%
                                            7,826         $  703,519         2.43%
  2008                                         --                 --           --        (43.29)%
                                               --                 --           --        (43.83)%
                                            8,288         $  607,794         3.00%
  2007                                         --                 --           --         (5.17)%
                                               --                 --           --         (5.52)%
                                            9,387         $1,261,004         2.66%           --
EQ/Large Cap Value PLUS (j)
---------------------------
  2009                                         --                 --           --         19.84%
                                               --                 --           --         18.88%
                                            1,154         $  106,366         2.43%
  2008                                         --                 --           --        (43.61)%
                                               --                 --           --        (44.06)%
                                            1,368         $  124,290         3.00%
  2007                                         --                 --           --         (5.03)%
                                               --                 --           --         (5.79)%
                                            1,726         $  239,219         2.66%           --
  2006                                         --                 --           --         20.78%
                                               --                 --           --         19.63%
                                            3,483         $  500,340         1.68%           --
  2005                                         --                 --           --          4.91%
                                               --                 --           --          3.91%
                                            3,103         $  371,731         1.19%           --
EQ/Lord Abbett Growth and Income
--------------------------------
  2009                                         --                 --           --         17.52%
                                               --                 --           --         16.40%
                                              157         $   14,310         0.75%
  2008                                         --                 --           --        (36.88)%
                                               --                 --           --        (37.49)%
                                              135         $   10,625         1.57%

                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Lord Abbett Growth and Income (Continued)
--------------------------------------------
  2007   Lowest contract charge 0.50% Class B (a)      $ 127.98
         Highest contract charge 1.45% Class B (a)     $ 124.75
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 124.31
         Highest contract charge 1.45% Class B (a)     $ 122.34
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 106.59
         Highest contract charge 1.45% Class B (a)     $ 105.91
         All contract charges                                --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 112.50
         Highest contract charge 1.45% Class B (a)     $ 107.57
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $  90.08
         Highest contract charge 1.45% Class B (a)     $  86.96
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 131.15
         Highest contract charge 1.45% Class B (a)     $ 127.84
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $ 119.10
         Highest contract charge 1.45% Class B (a)     $ 117.21
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $ 106.21
         Highest contract charge 1.45% Class B (a)     $ 105.54
         All contract charges                                --
EQ/Mid Cap Index
----------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 102.20
         Highest contract charge 1.45% Class B         $  91.29
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  75.38
         Highest contract charge 1.45% Class B         $  67.98
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 149.37
         Highest contract charge 1.45% Class B         $ 136.02
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 138.97
         Highest contract charge 1.45% Class B         $ 127.77
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 125.23
         Highest contract charge 1.45% Class B         $ 116.25
         All contract charges                                --
EQ/Mid Cap Value PLUS (l)(m)(n)
-------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 146.11
         Highest contract charge 1.45% Class B         $ 106.33
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.09
         Highest contract charge 1.45% Class B         $  79.42
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 179.75
         Highest contract charge 1.45% Class B         $ 133.36
         All contract charges                                --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
EQ/Lord Abbett Growth and Income (Continued)
--------------------------------------------
  2007                                                  --                --            --            2.95%
                                                        --                --            --            1.97%
                                                       130          $ 16,386          1.18%             --
  2006                                                  --                --            --           16.63%
                                                        --                --            --           15.51%
                                                        95          $ 11,695          1.50%             --
  2005                                                  --                --            --            6.59%
                                                        --                --            --            5.91%
                                                        16          $  1,731          1.68%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
  2009                                                  --                --            --           24.89%
                                                        --                --            --           23.70%
                                                       227          $ 24,207          0.81%
  2008                                                  --                --            --          (31.32)%
                                                        --                --            --          (31.98)%
                                                       104          $  9,067          1.30%
  2007                                                  --                --            --            10.12 %
                                                        --                --            --            9.07 %
                                                        54          $  7,108          0.82%             --
  2006                                                  --                --            --           12.13%
                                                        --                --            --           11.06%
                                                        35          $  4,131          1.24%             --
  2005                                                  --                --            --            6.21%
                                                        --                --            --            8.09%
                                                        18          $  1,877          0.93%             --
EQ/Mid Cap Index
----------------
  2009                                                  --                --            --           35.58%
                                                        --                --            --           34.29%
                                                     2,983          $274,329          1.14%
  2008                                                  --                --            --          (49.53)%
                                                        --                --            --          (50.02)%
                                                     2,796          $192,207          0.92%
  2007                                                  --                --            --            7.48%
                                                        --                --            --            6.46%
                                                     2,644          $364,141            --              --
  2006                                                  --                --            --           10.97%
                                                        --                --            --            9.91%
                                                     2,461          $318,026          3.32%             --
  2005                                                  --                --            --            5.83%
                                                        --                --            --            4.83%
                                                     2,266          $265,901          7.70%             --
EQ/Mid Cap Value PLUS (l)(m)(n)
-------------------------------
  2009                                                  --                --            --           35.17%
                                                        --                --            --           33.88%
                                                     3,356          $444,470          1.36%
  2008                                                  --                --            --          (39.87)%
                                                        --                --            --          (40.45)%
                                                     2,463          $244,404          1.43%
  2007                                                  --                --            --           (2.09)%
                                                        --                --            --           (3.03)%
                                                     2,763          $458,308          1.01%             --

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Mid Cap Value PLUS (l)(m)(n) (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.50% Class B          $ 183.59
         Highest contract charge 1.45% Class B         $ 137.53
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 164.04
         Highest contract charge 1.45% Class B         $ 124.06
         All contract charges                                --
EQ/Money Market
---------------
         Unit Value 0.50% to 1.49%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 106.97
         Highest contract charge 1.49% Class A         $  36.46
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $ 107.20
         Highest contract charge 1.49% Class A         $  36.99
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.25
         Highest contract charge 1.49% Class A         $  36.61
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.76
         Highest contract charge 1.49% Class A         $  35.33
         All contract charges                                --
  2005   Lowest contract charge 0.74% Class A          $  43.38
         Highest contract charge 1.49% Class A         $  34.19
         All contract charges                                --
EQ/Money Market
---------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 118.04
         Highest contract charge 1.30% Class B (e)     $ 103.45
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 118.64
         Highest contract charge 1.30% Class B (e)     $ 104.80
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 116.77
         Highest contract charge 1.30% Class B (e)     $ 103.97
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 112.08
         Highest contract charge 1.30% Class B (e)     $ 100.60
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 107.81
         Highest contract charge 1.20% Class B         $ 113.12
         All contract charges                                --
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 122.39
         Highest contract charge 1.45% Class B         $ 116.41
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  94.81
         Highest contract charge 1.45% Class B         $  91.05
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 141.99
         Highest contract charge 1.45% Class B         $ 137.67
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 118.12
         Highest contract charge 1.45% Class B         $ 115.63
         All contract charges                                --

                                                                 Years Ended December 31,
                                             ----------------------------------------------------------------
                                                     Units         Net Assets     Investment        Total
                                              Outstanding (000s)     (000s)     Income Ratio**    Return***
                                             -------------------- ------------ ---------------- -------------
EQ/Mid Cap Value PLUS (l)(m)(n) (Continued)
-------------------------------------------
  2006                                                  --                --            --           11.92%
                                                        --                --            --           10.86%
                                                     2,889          $493,560          0.31%             --
  2005                                                  --                --            --           10.77%
                                                        --                --            --            9.71%
                                                     2,900          $446,196          4.74%             --
EQ/Money Market
---------------
  2009                                                  --                --            --           (0.21)%
                                                        --                --            --           (1.43)%
                                                     1,888          $ 95,425          0.17%
  2008                                                  --                --            --            1.85%
                                                        --                --            --            1.04%
                                                     2,804          $139,434          2.82%
  2007                                                  --                --            --            4.46%
                                                        --                --            --            3.62%
                                                     3,066          $147,228          4.79%             --
  2006                                                  --                --            --            0.76%
                                                        --                --            --            3.35%
                                                     2,357          $111,741          4.59%             --
  2005                                                  --                --            --            2.25%
                                                        --                --            --            1.48%
                                                     1,710          $ 61,840          2.80%             --
EQ/Money Market
---------------
  2009                                                  --                --            --           (0.51)%
                                                        --                --            --           (1.29)%
                                                       380          $ 44,026          0.17%
  2008                                                  --                --            --            1.60%
                                                        --                --            --            0.80%
                                                       466          $ 55,344          2.82%
  2007                                                  --                --            --            4.18%
                                                        --                --            --            3.35%
                                                       368          $ 44,041          4.79%             --
  2006                                                  --                --            --            3.96%
                                                        --                --            --            0.60%
                                                       293          $ 33,856          4.59%             --
  2005                                                  --                --            --            2.11%
                                                        --                --            --            1.40%
                                                       229          $ 47,898          2.80%             --
EQ/Montag & Caldwell Growth
---------------------------
  2009                                                  --                --            --           29.09%
                                                        --                --            --           27.85%
                                                       287          $ 33,366          0.44%
  2008                                                  --                --            --          (33.23)%
                                                        --                --            --          (33.86)%
                                                       216          $ 19,750          0.25%
  2007                                                  --                --            --           20.21%
                                                        --                --            --           19.06%
                                                       106          $ 14,637          0.46%             --
  2006                                                  --                --            --            7.41%
                                                        --                --            --            6.39%
                                                        32          $  3,686          0.21%             --

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Montag & Caldwell Growth (Continued)
---------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 109.97
         Highest contract charge 1.45% Class B         $ 108.69
         All contract charges                                --
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  83.28
         Highest contract charge 1.45% Class B (c)     $  80.67
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  66.89
         Highest contract charge 1.45% Class B (c)     $  65.42
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 108.61
         Highest contract charge 1.45% Class B (c)     $ 107.25
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 107.38
         Highest contract charge 1.45% Class B (c)     $ 107.07
         All contract charges                                --
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)      $  95.14
         Highest contract charge 1.45% Class B (c)     $  92.16
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)      $  68.98
         Highest contract charge 1.45% Class B (c)     $  67.46
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)      $ 116.99
         Highest contract charge 1.45% Class B (c)     $ 115.53
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (c)      $ 111.23
         Highest contract charge 1.45% Class B (c)     $ 110.91
         All contract charges                                --
EQ/PIMCO Ultra Short Bond
-------------------------
         Unit Value 1.10% to 1.25%*
  2009   Lowest contract charge 1.10% Class A (x)      $ 100.30
         Highest contract charge 1.25% Class A (x)     $ 100.25
         All contract charges
EQ/PIMCO Ultra Short Bond (o)(p)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 113.57
         Highest contract charge 1.45% Class B (a)     $ 108.60
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)      $ 105.68
         Highest contract charge 1.45% Class B (a)     $ 102.03
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)      $ 110.69
         Highest contract charge 1.45% Class B (a)     $ 107.90
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B (a)      $  99.80
         Highest contract charge 1.45% Class B (a)     $  98.22
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B (a)      $  99.91
         Highest contract charge 1.45% Class B (a)     $  99.28
         All contract charges                                --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
EQ/Montag & Caldwell Growth (Continued)
---------------------------------------
  2005                                                  --                --            --            4.88%
                                                        --                --            --            3.88%
                                                        26          $  2,846          0.44%             --
EQ/Mutual Large Cap Equity
--------------------------
  2009                                                  --                --            --           24.50%
                                                        --                --            --           23.31%
                                                       364          $ 29,448          0.19%
  2008                                                  --                --            --          (38.41)%
                                                        --                --            --          (39.00)%
                                                       351          $ 23,077          3.77%
  2007                                                  --                --            --            1.15%
                                                        --                --            --            0.17%
                                                       337          $ 36,145          0.00%             --
  2006                                                  --                --            --            7.38%
                                                        --                --            --            7.07%
                                                        44          $  4,705          0.43%             --
EQ/Oppenheimer Global
---------------------
  2009                                                  --                --            --           37.92%
                                                        --                --            --           36.61%
                                                       242          $ 22,289          0.70%
  2008                                                  --                --            --          (41.04)%
                                                        --                --            --          (41.61)%
                                                       160          $ 10,889          1.37%
  2007                                                  --                --            --            5.18%
                                                        --                --            --            4.17%
                                                       114          $ 13,151          0.37%             --
  2006                                                  --                --            --           11.23%
                                                        --                --            --           10.91%
                                                        21          $  2,340          0.05%             --
EQ/PIMCO Ultra Short Bond
-------------------------
  2009                                                  --                --            --            0.30%
                                                        --                --            --            0.25%
                                                         2          $    171          1.17%
EQ/PIMCO Ultra Short Bond (o)(p)
--------------------------------
  2009                                                  --                --            --            7.47%
                                                        --                --            --            6.44%
                                                     1,345          $147,582          1.17%
  2008                                                  --                --            --           (4.53)%
                                                        --                --            --           (5.44)%
                                                       975          $100,324          3.21%
  2007                                                  --                --            --           10.91%
                                                        --                --            --            9.86%
                                                       448          $ 48,682          3.10%             --
  2006                                                  --                --            --           (0.11)%
                                                        --                --            --           (1.06)%
                                                       303          $ 29,905          4.95%             --
  2005                                                  --                --            --           (0.09)%
                                                        --                --            --           (0.72)%
                                                       149          $ 14,808          5.53%             --

                                     FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Quality Bond PLUS(t)
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $ 103.61
         Highest contract charge 1.45% Class A         $ 135.11
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  97.98
         Highest contract charge 1.45% Class A         $ 129.00
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.12
         Highest contract charge 1.45% Class A         $ 139.74
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 100.81
         Highest contract charge 1.45% Class A         $ 135.31
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 164.70
         Highest contract charge 1.45% Class A         $ 131.90
         All contract charges                                --
EQ/Quality Bond PLUS (t)
------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 137.03
         Highest contract charge 1.30% Class B (e)     $ 100.28
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 129.84
         Highest contract charge 1.30% Class B (e)     $  95.78
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 139.64
         Highest contract charge 1.30% Class B (e)     $ 103.82
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.25
         Highest contract charge 1.30% Class B (e)     $ 100.62
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 129.96
         Highest contract charge 1.20% Class B         $ 131.99
         All contract charges                                --
EQ/Small Company Index (s)
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 136.48
         Highest contract charge 1.45% Class B         $ 126.30
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 108.75
         Highest contract charge 1.45% Class B         $ 101.61
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 165.93
         Highest contract charge 1.45% Class B         $ 156.54
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 169.88
         Highest contract charge 1.45% Class B         $ 161.81
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 145.04
         Highest contract charge 1.45% Class B         $ 139.49
         All contract charges                                --


                                                     Years Ended December 31,
                                 ----------------------------------------------------------------
                                         Units         Net Assets     Investment        Total
                                  Outstanding (000s)     (000s)     Income Ratio**    Return***
                                 -------------------- ------------ ---------------- -------------
EQ/Quality Bond PLUS(t)
-----------------------
  2009                                      --                --            --             5.75%
                                            --                --            --             4.74%
                                           714          $122,518          3.62%
  2008                                      --                --            --            (6.79)%
                                            --                --            --            (7.69)%
                                           603          $ 98,734          5.15%
  2007                                      --                --            --             4.28%
                                            --                --            --             3.27%
                                           691          $122,544          5.12%              --
  2006                                      --                --            --            (0.81)%
                                            --                --            --             2.58%
                                           694          $119,214          4.01%              --
  2005                                      --                --            --             1.34%
                                            --                --            --             0.78%
                                           753          $125,885          3.89%              --
EQ/Quality Bond PLUS (t)
------------------------
  2009                                      --                --            --             5.54%
                                            --                --            --             4.70%
                                           266          $ 35,438          3.62%
  2008                                      --                --            --            (7.02)%
                                            --                --            --            (7.74)%
                                           195          $ 25,267          5.15%
  2007                                      --                --            --             4.01%
                                            --                --            --             3.18%
                                           241          $ 33,892          5.12%              --
  2006                                      --                --            --             3.30%
                                            --                --            --             0.62%
                                           246          $ 33,382          4.01%              --
  2005                                      --                --            --             1.49%
                                            --                --            --             0.78%
                                           256          $ 33,894          3.89%              --
EQ/Small Company Index (s)
--------------------------
  2009                                      --                --            --            25.50%
                                            --                --            --            24.30%
                                         1,263          $158,989          0.00%
  2008                                      --                --            --           (34.46)%
                                            --                --            --           (35.09)%
                                         1,079          $110,179          0.86%
  2007                                      --                --            --            (2.33)%
                                            --                --            --            (3.26)%
                                         1,028          $162,622          1.40%              --
  2006                                      --                --            --            17.12%
                                            --                --            --            16.01%
                                           903          $147,411          1.37%              --
  2005                                      --                --            --             3.73%
                                            --                --            --             2.75%
                                           723          $101,473          1.21%              --

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/T. Rowe Price Growth Stock (h)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $  95.88
         Highest contract charge 1.45% Class B        $  91.19
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  67.56
         Highest contract charge 1.45% Class B        $  64.87
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 117.48
         Highest contract charge 1.45% Class B        $ 113.91
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 110.11
         Highest contract charge 1.45% Class B        $ 107.80
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 115.29
         Highest contract charge 1.45% Class B        $ 113.95
         All contract charges                               --
EQ/Templeton Global Equity
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  83.47
         Highest contract charge 1.45% Class B (c)    $  80.86
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  64.51
         Highest contract charge 1.45% Class B (c)    $  63.10
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 109.56
         Highest contract charge 1.45% Class B (c)    $ 108.19
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 107.86
         Highest contract charge 1.45% Class B (c)    $ 107.54
         All contract charges                               --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 106.71
         Highest contract charge 1.45% Class B        $ 101.49
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  80.98
         Highest contract charge 1.45% Class B        $  77.76
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 135.71
         Highest contract charge 1.45% Class B        $ 131.58
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 134.82
         Highest contract charge 1.45% Class B        $ 131.98
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 118.70
         Highest contract charge 1.45% Class B        $ 117.32
         All contract charges                               --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $  94.05
         Highest contract charge 1.45% Class B (a)    $  89.93
         All contract charges


                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------------
                                                           Units         Net Assets     Investment         Total
                                                    Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                   -------------------- ------------ ---------------- --------------
EQ/T. Rowe Price Growth Stock (h)
---------------------------------
  2009                                                        --                --            --          41.92%
                                                              --                --            --          40.57%
                                                           1,059           $96,907          0.00%
  2008                                                        --                --            --         (42.49)%
                                                              --                --            --         (43.05)%
                                                             804           $52,446          0.00%
  2007                                                        --                --            --           6.69%
                                                              --                --            --           5.67%
                                                             750           $86,072          0.14%            --
  2006                                                        --                --            --          (4.49)%
                                                              --                --            --          (5.40)%
                                                              80           $ 8,636            --             --
  2005                                                        --                --            --           3.47%
                                                              --                --            --           2.48%
                                                              70           $ 7,961            --             --
EQ/Templeton Global Equity
--------------------------
  2009                                                        --                --            --          29.39%
                                                              --                --            --          28.15%
                                                             345           $27,972          1.63%
  2008                                                        --                --            --         (41.12)%
                                                              --                --            --         (41.68)%
                                                             291           $18,450          1.69%
  2007                                                        --                --            --           1.58%
                                                              --                --            --           0.60%
                                                             276           $29,896          0.67%            --
  2006                                                        --                --            --           7.86%
                                                              --                --            --           7.54%
                                                              45           $ 4,856          0.45%            --
EQ/UBS Growth and Income
------------------------
  2009                                                        --                --            --          31.77%
                                                              --                --            --          30.52%
                                                             207           $20,745          0.00%
  2008                                                        --                --            --         (40.33)%
                                                              --                --            --         (40.90)%
                                                             195           $15,016          1.19%
  2007                                                        --                --            --           0.66%
                                                              --                --            --          (0.30)%
                                                             204           $27,120          0.92%            --
  2006                                                        --                --            --          13.58%
                                                              --                --            --          12.50%
                                                             148           $19,665          0.98%            --
  2005                                                        --                --            --           8.46%
                                                              --                --            --           7.43%
                                                              67           $ 7,918          1.35%            --
EQ/Van Kampen Comstock
----------------------
  2009                                                        --                --            --          27.77%
                                                              --                --            --          26.54%
                                                             210           $18,995          0.00%

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
  2008   Lowest contract charge 0.50% Class B (a)     $  73.61
         Highest contract charge 1.45% Class B (a)    $  71.07
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)     $ 117.33
         Highest contract charge 1.45% Class B (a)    $ 114.37
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (a)     $ 120.95
         Highest contract charge 1.45% Class B (a)    $ 119.04
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (a)     $ 104.88
         Highest contract charge 1.45% Class B (a)    $ 104.21
         All contract charges                               --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (a)     $ 134.96
         Highest contract charge 1.45% Class B (a)    $ 129.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B (a)     $  86.36
         Highest contract charge 1.45% Class B (a)    $  83.37
         All contract charges
  2007   Lowest contract charge 0.50% Class B (a)     $ 164.77
         Highest contract charge 1.45% Class B (a)    $ 160.61
         All contract charges
  2006   Lowest contract charge 0.50% Class B (a)     $ 135.28
         Highest contract charge 1.45% Class B (a)    $ 133.14
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B (a)     $ 124.44
         Highest contract charge 1.45% Class B (a)    $ 123.65
         All contract charges                               --
Multimanager Aggressive Equity (q)
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)     $  85.16
         Highest contract charge 1.45% Class A        $  61.74
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)     $  62.19
         Highest contract charge 1.45% Class A        $  45.52
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)     $ 116.93
         Highest contract charge 1.45% Class A        $  86.41
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class A (d)     $ 105.24
         Highest contract charge 1.45% Class A        $  78.53
         All contract charges                               --
  2005   Lowest contract charge 0.90% Class A         $ 103.39
         Highest contract charge 1.45% Class A        $  75.62
         All contract charges                               --
Multimanager Aggressive Equity (q)
----------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B         $  64.15
         Highest contract charge 1.30% Class B (e)    $  82.38
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  46.97
         Highest contract charge 1.30% Class B (e)    $  60.79
         All contract charges

                                                         Years Ended December 31,
                                     -----------------------------------------------------------------
                                             Units         Net Assets     Investment         Total
                                      Outstanding (000s)     (000s)     Income Ratio**     Return***
                                     -------------------- ------------ ---------------- --------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
  2008                                          --                 --           --       (37.26)%
                                                --                 --           --       (37.86)%
                                               197         $   14,153         1.92%
  2007                                          --                 --           --        (2.99)%
                                                --                 --           --        (3.92)%
                                               199         $   22,805         1.69%          --
  2006                                          --                 --           --        15.33%
                                                --                 --           --        14.23%
                                               152         $   18,187         3.08%          --
  2005                                          --                 --           --         4.88%
                                                --                 --           --         4.21%
                                                64         $    6,674         2.03%          --
EQ/Van Kampen Mid Cap Growth
----------------------------
  2009                                          --                 --           --        56.28%
                                                --                 --           --        54.79%
                                               662         $   84,822         0.00%
  2008                                          --                 --           --       (47.59)%
                                                --                 --           --       (48.09)%
                                               384         $   32,050         0.00%
  2007                                          --                 --           --        21.80%
                                                --                 --           --        20.63%
                                               286         $   45,962         0.34%
  2006                                          --                 --           --         8.71%
                                                --                 --           --         7.68%
                                               116         $   15,516         0.47%          --
  2005                                          --                 --           --        24.44%
                                                --                 --           --        23.65%
                                                39         $    4,864           --           --
Multimanager Aggressive Equity (q)
----------------------------------
  2009                                          --                 --           --        36.94%
                                                --                 --           --        35.63%
                                             7,754         $  543,315         0.40%
  2008                                          --                 --           --       (46.81)%
                                                --                 --           --       (47.32)%
                                             7,902         $  406,785         0.49%
  2007                                          --                 --           --        11.11%
                                                --                 --           --        10.03%
                                             8,900         $  867,396         0.10%          --
  2006                                          --                 --           --         5.24%
                                                --                 --           --         3.85%
                                            10,463         $  923,899         0.17%          --
  2005                                          --                 --           --         7.50%
                                                --                 --           --         6.90%
                                            12,174         $1,031,638           --           --
Multimanager Aggressive Equity (q)
----------------------------------
  2009                                          --                 --           --        36.58%
                                                --                 --           --        35.52%
                                               279         $   17,675         0.40%
  2008                                          --                 --           --       (46.94)%
                                                --                 --           --       (47.37)%
                                               133         $    6,081         0.49%

                                     FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Multimanager Aggressive Equity (q) (Continued)
----------------------------------------------
  2007   Lowest contract charge 0.50% Class B         $  88.52
         Highest contract charge 1.30% Class B (e)    $ 115.50
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $  79.87
         Highest contract charge 1.30% Class B (e)    $ 105.05
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $  76.37
         Highest contract charge 1.20% Class B        $  75.63
         All contract charges                               --
Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 139.47
         Highest contract charge 1.45% Class B        $ 129.17
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 129.41
         Highest contract charge 1.45% Class B        $ 121.01
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 126.94
         Highest contract charge 1.45% Class B        $ 119.83
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 120.06
         Highest contract charge 1.45% Class B        $ 114.44
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 116.28
         Highest contract charge 1.45% Class B        $ 111.90
         All contract charges                               --
Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 134.26
         Highest contract charge 1.45% Class B        $ 124.34
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $ 103.86
         Highest contract charge 1.45% Class B        $  97.11
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 197.82
         Highest contract charge 1.45% Class B        $ 186.75
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B         $ 176.83
         Highest contract charge 1.45% Class B        $ 168.56
         All contract charges                               --
  2005   Lowest contract charge 0.50% Class B         $ 141.82
         Highest contract charge 1.45% Class B        $ 136.48
         All contract charges                               --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B         $ 106.66
         Highest contract charge 1.45% Class B        $  98.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B         $  80.89
         Highest contract charge 1.45% Class B        $  75.64
         All contract charges
  2007   Lowest contract charge 0.50% Class B         $ 134.47
         Highest contract charge 1.45% Class B        $ 126.94
         All contract charges                               --

                                                                        Years Ended December 31,
                                                -----------------------------------------------------------------
                                                        Units         Net Assets     Investment         Total
                                                Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                -------------------- ------------ ---------------- --------------
Multimanager Aggressive Equity (q) (Continued)
----------------------------------------------
  2007                                                  --                 --            --             10.83%
                                                        --                 --            --              9.95%
                                                       159           $ 13,842          0.10%               --
  2006                                                  --                 --            --              4.59%
                                                        --                 --            --              5.05%
                                                       190           $ 14,885          0.17%               --
  2005                                                  --                 --            --              7.67%
                                                        --                 --            --              6.91%
                                                       203           $ 15,262            --                --
Multimanager Core Bond
----------------------
  2009                                                  --                 --            --              7.77%
                                                        --                 --            --              6.74%
                                                       666           $ 86,980          3.57%
  2008                                                  --                 --            --              1.95%
                                                        --                 --            --              0.98%
                                                       582           $ 71,497          4.88%
  2007                                                  --                 --            --              5.73%
                                                        --                 --            --              4.71%
                                                       594           $ 72,099          4.09%               --
  2006                                                  --                 --            --              3.25%
                                                        --                 --            --              2.27%
                                                       591           $ 68,372          4.11%               --
  2005                                                  --                 --            --              1.24%
                                                        --                 --            --              0.28%
                                                       605           $ 68,268          3.47%               --
Multimanager International Equity
---------------------------------
  2009                                                  --                 --            --             29.27%
                                                        --                 --            --             28.04%
                                                       597           $ 74,900          1.59%
  2008                                                  --                 --            --            (47.50)%
                                                        --                 --            --            (48.00)%
                                                       616           $ 60,647          1.53%
  2007                                                  --                 --            --             11.87%
                                                        --                 --            --             10.79%
                                                       644           $121,692          0.72%               --
  2006                                                  --                 --            --             24.69%
                                                        --                 --            --             23.50%
                                                       615           $104,906          2.18%               --
  2005                                                  --                 --            --             14.87%
                                                        --                 --            --             13.77%
                                                       472           $ 65,031          4.04%               --
Multimanager Large Cap Core Equity
----------------------------------
  2009                                                  --                 --            --             31.86%
                                                        --                 --            --             30.58%
                                                       150           $ 15,024          1.43%
  2008                                                  --                 --            --            (39.85)%
                                                        --                 --            --            (40.41)%
                                                       159           $ 12,192          0.51%
  2007                                                  --                 --            --              4.48%
                                                        --                 --            --              3.47%
                                                       173           $ 22,281          0.43%               --

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
Multimanager Large Cap Core Equity (Continued)
----------------------------------------------
  2006   Lowest contract charge 0.50% Class B      $ 128.70             --                 --            --      13.01%
         Highest contract charge 1.45% Class B     $ 122.68             --                 --            --      11.94%
         All contract charges                            --            162            $20,110          0.60%        --
  2005   Lowest contract charge 0.50% Class B      $ 113.89             --                 --            --       6.20%
         Highest contract charge 1.45% Class B     $ 109.60             --                 --            --       5.18%
         All contract charges                            --            175            $19,342          0.80%        --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $  82.21             --                 --            --      35.86%
         Highest contract charge 1.45% Class B     $  76.13             --                 --            --      34.55%
         All contract charges                                          386            $29,870          0.16%
  2008   Lowest contract charge 0.50% Class B      $  60.51             --                 --            --     (45.65)%
         Highest contract charge 1.45% Class B     $  56.58             --                 --            --     (46.17)%
         All contract charges                                          394            $22,690          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 111.34             --                 --            --      10.69%
         Highest contract charge 1.45% Class B     $ 105.11             --                 --            --       9.63%
         All contract charges                            --            386            $41,221            --         --
  2006   Lowest contract charge 0.50% Class B      $ 100.59             --                 --            --      (0.39)%
         Highest contract charge 1.45% Class B     $  95.88             --                 --            --      (1.34)%
         All contract charges                            --            383            $37,071            --         --
  2005   Lowest contract charge 0.50% Class B      $ 100.98             --                 --            --       6.95%
         Highest contract charge 1.45% Class B     $  97.18             --                 --            --       5.94%
         All contract charges                            --            388            $38,002            --         --
Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 117.57             --                 --            --      22.65%
         Highest contract charge 1.45% Class B     $ 108.88             --                 --            --      21.09%
         All contract charges                                          507            $55,659          1.87%
  2008   Lowest contract charge 0.50% Class B      $  96.17             --                 --            --     (37.77)%
         Highest contract charge 1.45% Class B     $  89.92             --                 --            --     (38.36)%
         All contract charges                                          523            $47,681          1.42%
  2007   Lowest contract charge 0.50% Class B      $ 154.53             --                 --            --       3.12%
         Highest contract charge 1.45% Class B     $ 145.88             --                 --            --       2.13%
         All contract charges                            --            501             73,897          1.12%        --
  2006   Lowest contract charge 0.50% Class B      $ 149.85             --                 --            --      18.73%
         Highest contract charge 1.45% Class B     $ 142.84             --                 --            --      17.60%
         All contract charges                            --            457            $65,936          2.93%        --
  2005   Lowest contract charge 0.50% Class B      $ 126.22             --                 --            --       6.56%
         Highest contract charge 1.45% Class B     $ 121.47             --                 --            --       5.55%
         All contract charges                            --            371            $45,368          3.03%        --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 100.60             --                 --            --      41.07%
         Highest contract charge 1.45% Class B     $  93.16             --                 --            --      39.71%
         All contract charges                                          679            $64,442          0.00%
  2008   Lowest contract charge 0.50% Class B      $  71.31             --                 --            --     (43.86)%
         Highest contract charge 1.45% Class B     $  66.68             --                 --            --     (44.40)%
         All contract charges                                          679            $46,112          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 127.03             --                 --            --      11.34%
         Highest contract charge 1.45% Class B     $ 119.92             --                 --            --      10.27%
         All contract charges                            --            730            $88,998            --         --
  2006   Lowest contract charge 0.50% Class B      $ 114.09             --                 --            --       9.07%
         Highest contract charge 1.45% Class B     $ 108.75             --                 --            --       8.03%
         All contract charges                            --            753            $82,924          0.51%        --

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Multimanager Mid Cap Growth (Continued)
---------------------------------------
  2005   Lowest contract charge 0.50% Class B          $ 104.60
         Highest contract charge 1.45% Class B         $ 100.66
         All contract charges                                --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B          $ 132.45
         Highest contract charge 1.45% Class B         $ 122.66
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $  92.21
         Highest contract charge 1.45% Class B         $  86.21
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 144.72
         Highest contract charge 1.45% Class B         $ 136.63
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 145.32
         Highest contract charge 1.45% Class B         $ 138.52
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 127.30
         Highest contract charge 1.45% Class B         $ 122.51
         All contract charges                                --
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class A (d)      $  88.11
         Highest contract charge 1.45% Class A         $  87.49
         All contract charges
  2008   Lowest contract charge 0.50% Class A (d)      $  80.57
         Highest contract charge 1.45% Class A         $  80.77
         All contract charges
  2007   Lowest contract charge 0.50% Class A (d)      $ 105.59
         Highest contract charge 1.45% Class A         $ 106.88
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class A (d)      $ 102.63
         Highest contract charge 1.45% Class A         $ 104.89
         All contract charges                                --
  2005   Lowest contract charge 0.90% Class A          $ 144.66
         Highest contract charge 1.45% Class A         $  96.58
         All contract charges                                --
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.30%*
  2009   Lowest contract charge 0.50% Class B          $ 114.73
         Highest contract charge 1.30% Class B (e)     $  85.24
         All contract charges
  2008   Lowest contract charge 0.50% Class B          $ 105.16
         Highest contract charge 1.30% Class B (e)     $  78.76
         All contract charges
  2007   Lowest contract charge 0.50% Class B          $ 138.16
         Highest contract charge 1.30% Class B (e)     $ 104.30
         All contract charges                                --
  2006   Lowest contract charge 0.50% Class B          $ 134.63
         Highest contract charge 1.30% Class B (e)     $ 102.45
         All contract charges                                --
  2005   Lowest contract charge 0.50% Class B          $ 123.08
         Highest contract charge 1.20% Class B         $  96.58
         All contract charges                                --

                                                                  Years Ended December 31,
                                              -----------------------------------------------------------------
                                                      Units         Net Assets     Investment         Total
                                               Outstanding (000s)     (000s)     Income Ratio**     Return***
                                              -------------------- ------------ ---------------- --------------
Multimanager Mid Cap Growth (Continued)
---------------------------------------
  2005                                                  --                 --            --            7.85%
                                                        --                 --            --            6.81%
                                                       768           $ 78,075          1.61%             --
Multimanager Mid Cap Value
--------------------------
  2009                                                  --                 --            --           43.64%
                                                        --                 --            --           42.28%
                                                       487           $ 60,246          3.10%
  2008                                                  --                 --            --          (36.28)%
                                                        --                 --            --          (36.90)%
                                                       478           $ 41,835          0.45%
  2007                                                  --                 --            --           (0.41)%
                                                        --                 --            --           (1.36)%
                                                       514           $ 71,135            --              --
  2006                                                  --                 --            --           14.16%
                                                        --                 --            --           13.07%
                                                       539           $ 75,665          1.69%             --
  2005                                                  --                 --            --            6.81%
                                                        --                 --            --            5.79%
                                                       544           $ 67,218          6.80%             --
Multimanager Multi-Sector Bond
------------------------------
  2009                                                  --                 --            --            9.36%
                                                        --                 --            --            8.32%
                                                       599           $ 89,248          4.66%
  2008                                                  --                 --            --          (23.70)%
                                                        --                 --            --          (24.43)%
                                                       645           $ 88,735          9.05%
  2007                                                  --                 --            --            2.88%
                                                        --                 --            --            1.90%
                                                       749           $136,313          7.58%             --
  2006                                                  --                 --            --            2.63%
                                                        --                 --            --            8.61%
                                                       767           $137,007          7.11%             --
  2005                                                  --                 --            --            2.39%
                                                        --                 --            --            1.82%
                                                       799           $131,305          7.88%             --
Multimanager Multi-Sector Bond
------------------------------
  2009                                                  --                 --            --            9.10%
                                                        --                 --            --            8.23%
                                                       277           $ 26,252          4.66%
  2008                                                  --                 --            --          (23.89)%
                                                        --                 --            --          (24.49)%
                                                       298           $ 26,227          9.05%
  2007                                                  --                 --            --            2.62%
                                                        --                 --            --            1.81%
                                                       384           $ 44,436          7.58%             --
  2006                                                  --                 --            --            9.38%
                                                        --                 --            --            2.45%
                                                       379           $ 42,859          7.11%             --
  2005                                                  --                 --            --            2.54%
                                                        --                 --            --            1.83%
                                                       379           $ 39,438          7.88%             --

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Units            Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
Multimanager Small Cap Growth (i)
---------------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 107.09              --                --            --      33.86%
         Highest contract charge 1.45% Class B     $ 101.85              --                --            --      32.58%
         All contract charges                                           429          $ 43,863          0.00%
  2008   Lowest contract charge 0.50% Class B      $  80.00              --                --            --     (42.40)%
         Highest contract charge 1.45% Class B     $  76.82              --                --            --     (42.96)%
         All contract charges                                           416          $ 32,215          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 138.89              --                --            --       3.16%
         Highest contract charge 1.45% Class B     $ 134.67              --                --            --       2.17%
         All contract charges                            --             439          $ 59,581            --         --
  2006   Lowest contract charge 0.50% Class B      $ 134.64              --                --            --       9.66%
         Highest contract charge 1.45% Class B     $ 131.81              --                --            --       8.61%
         All contract charges                            --             297          $ 39,279          1.47%        --
  2005   Lowest contract charge 0.50% Class B      $ 122.78              --                --            --       6.95%
         Highest contract charge 1.45% Class B     $ 121.35              --                --            --       5.93%
         All contract charges                            --             121          $ 14,674          3.15%        --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 145.43              --                --            --      25.78%
         Highest contract charge 1.45% Class B     $ 109.75              --                --            --      24.59%
         All contract charges                                           853          $119,151          1.05%
  2008   Lowest contract charge 0.50% Class B      $ 115.62              --                --            --     (38.17)%
         Highest contract charge 1.45% Class B     $  88.09              --                --            --     (38.77)%
         All contract charges                                           872          $ 97,762          0.25%
  2007   Lowest contract charge 0.50% Class B      $ 187.01              --                --            --     (10.30)%
         Highest contract charge 1.45% Class B     $ 143.86              --                --            --     (11.16)%
         All contract charges                            --             957          $174,548          0.31%        --
  2006   Lowest contract charge 0.50% Class B      $ 208.48              --                --            --      15.53%
         Highest contract charge 1.45% Class B     $ 161.93              --                --            --      14.43%
         All contract charges                            --           1,040          $213,071          5.68%        --
  2005   Lowest contract charge 0.50% Class B      $ 180.45              --                --            --       4.16%
         Highest contract charge 1.45% Class B     $ 141.51              --                --            --       3.17%
         All contract charges                            --             973          $173,753          4.61%        --
Multimanager Technology
-----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B      $ 108.02              --                --            --      57.65%
         Highest contract charge 1.45% Class B     $ 100.03              --                --            --      56.15%
         All contract charges                                         1,128          $114,338          0.00%
  2008   Lowest contract charge 0.50% Class B      $  68.52              --                --            --     (47.34)%
         Highest contract charge 1.45% Class B     $  64.06              --                --            --     (47.85)%
         All contract charges                                           995          $ 64,569          0.00%
  2007   Lowest contract charge 0.50% Class B      $ 130.12              --                --            --      17.63%
         Highest contract charge 1.45% Class B     $ 122.84              --                --            --      16.50%
         All contract charges                            --           1,044          $129,627            --         --
  2006   Lowest contract charge 0.50% Class B      $ 110.62              --                --            --       6.76%
         Highest contract charge 1.45% Class B     $ 105.44              --                --            --       5.74%
         All contract charges                            --           1,063          $113,046            --         --
  2005   Lowest contract charge 0.50% Class B      $ 103.61              --                --            --      10.71%
         Highest contract charge 1.45% Class B     $  99.71              --                --            --       9.66%
         All contract charges                            --           1,135          $113,949            --         --

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2009

8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                     Years Ended
                                                     December 31,
                                                     ------------
                                                         Units
                                                      Fair Value
                                                     ------------
Target 2015 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  95.96
         Highest contract charge 1.45% Class B (c)    $  92.95
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  80.16
         Highest contract charge 1.45% Class B (c)    $  78.40
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 115.88
         Highest contract charge 1.45% Class B (c)    $ 114.43
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 108.60
         Highest contract charge 1.45% Class B (c)    $ 108.28
         All contract charges                               --
Target 2025 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  92.77
         Highest contract charge 1.45% Class B (c)    $  89.86
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  75.68
         Highest contract charge 1.45% Class B (c)    $  74.01
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 117.04
         Highest contract charge 1.45% Class B (c)    $ 115.57
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 109.56
         Highest contract charge 1.45% Class B (c)    $ 109.23
         All contract charges                               --
Target 2035 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  90.90
         Highest contract charge 1.45% Class B (c)    $  88.05
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  72.76
         Highest contract charge 1.45% Class B (c)    $  71.16
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 118.01
         Highest contract charge 1.45% Class B (c)    $ 116.54
         All contract charges                               --
  2006   Lowest contract charge 0.50% Class B (c)     $ 110.45
         Highest contract charge 1.45% Class B (c)    $ 110.12
         All contract charges                               --
Target 2045 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2009   Lowest contract charge 0.50% Class B (c)     $  88.55
         Highest contract charge 1.45% Class B (c)    $  85.77
         All contract charges
  2008   Lowest contract charge 0.50% Class B (c)     $  69.65
         Highest contract charge 1.45% Class B (c)    $  68.12
         All contract charges
  2007   Lowest contract charge 0.50% Class B (c)     $ 119.32
         Highest contract charge 1.45% Class B (c)    $ 117.82
         All contract charges                               --

                                                                 Years Ended December 31,
                                             -----------------------------------------------------------------
                                                     Units         Net Assets     Investment         Total
                                              Outstanding (000s)     (000s)     Income Ratio**     Return***
                                             -------------------- ------------ ---------------- --------------
Target 2015 Allocation
----------------------
  2009                                                 --                 --            --        19.71%
                                                       --                 --            --        18.56%
                                                      171            $15,922          4.64%
  2008                                                 --                 --            --       (30.82)%
                                                       --                 --            --       (31.49)%
                                                      128            $10,137          3.62%
  2007                                                 --                 --            --         6.70%
                                                       --                 --            --         5.68%
                                                       67            $ 7,845          5.13%          --
  2006                                                 --                 --            --         8.60%
                                                       --                 --            --         8.28%
                                                       11            $ 1,222         10.42%          --
Target 2025 Allocation
----------------------
  2009                                                 --                 --            --        22.58%
                                                       --                 --            --        21.42%
                                                      222            $20,037          4.87%
  2008                                                 --                 --            --       (35.34)%
                                                       --                 --            --       (35.96)%
                                                      143            $10,694          3.46%
  2007                                                 --                 --            --         6.83%
                                                       --                 --            --         5.80%
                                                       80            $ 9,227          4.20%          --
  2006                                                 --                 --            --         9.56%
                                                       --                 --            --         9.23%
                                                        9            $ 1,035          8.37%          --
Target 2035 Allocation
----------------------
  2009                                                 --                 --            --        24.93%
                                                       --                 --            --        23.74%
                                                      169            $14,876          4.83%
  2008                                                 --                 --            --       (38.34)%
                                                       --                 --            --       (38.94)%
                                                       97            $ 6,992          3.39%
  2007                                                 --                 --            --         6.84%
                                                       --                 --            --         5.83%
                                                       40            $ 4,736          4.13%          --
  2006                                                 --                 --            --        10.45%
                                                       --                 --            --        10.12%
                                                        5            $   531          6.64%          --
Target 2045 Allocation
----------------------
  2009                                                 --                 --            --        27.14%
                                                       --                 --            --        25.91%
                                                      117            $10,042          4.83%
  2008                                                 --                 --            --       (41.63)%
                                                       --                 --            --       (42.18)%
                                                       69            $ 4,692          2.97%
  2007                                                 --                 --            --         7.26%
                                                       --                 --            --         6.23%
                                                       29            $ 3,403          3.33%          --

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Concluded)

December 31, 2009

8. Accumulation Unit Values (Concluded)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                         Units            Units         Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**   Return***
                                                     ------------ -------------------- ------------ ---------------- ----------
Target 2045 Allocation (Continued)
----------------------------------
  2006   Lowest contract charge 0.50% Class B (c)      $ 111.24            --                --              --       11.24%
         Highest contract charge 1.45% Class B (c)     $ 110.91            --                --              --       10.91%
         All contract charges                                --             3              $380            7.39%         --

----------
(a)  Units were made available for sale on May 9, 2005.
(b)  Units were made available for sale on October 17, 2005.
(c)  Units were made available for sale on September 18, 2006.
(d)  Units were made available for sale on November 6, 2006.
(e)  Units were made available for sale on December 4, 2006.
(f)  Units were made available for sale on May 18, 2007.
(g) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(h) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(i) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(j) A substitution of EQ/Large Cap Value Plus was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(k)  Units were made available for sale on August 17, 2007.
(l) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(m) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(n) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(o) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(p) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(q) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18,2009.
(r) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(s) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(t) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
(u) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(v)  Units were made available for sale on July 10, 2009
(w)  Units were made available for sale on September 18, 2009.
(x)  Units were made available for sale on September 30, 2009.
+    Reflects maximum allowable charge. Current charge is 1.40%.
* Expenses as percentage of average net assets (0.50%, 0.74%, 0.90%, 1.10%, 1.20%, 1.25%, 1.30%, 1.45%, and 1.49% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-109

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2010 TO THE MAY 1, 2010 PROSPECTUS FOR EQUI-VEST(R) AT RETIREMENT(SM)
--------------------------------------------------------------------------------



This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "prospectus"). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

The purpose of this Supplement is to provide you with information regarding the variable investment options that are available for all EQUI-VEST(R) At Retirement(SM) contracts issued prior to July 20, 2009. For contracts issued prior to July 20, 2009, the variable investment options described in your prospectus are not available. The guaranteed interest option and the fixed maturity options described in your prospectus will continue to be available.

Because of the changes to the variable investment options available under the contract, certain features not described in your Prospectus will be available. We detail those changes in this Supplement.


CHANGES TO THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER EQUI-VEST(R) AT RETIREMENT(SM)


For contracts issued prior to July 20, 2009, your EQUI-VEST(R) At
Retirement(SM) contract allows you to invest in one or more of the variable investment options described in this Supplement. These variable investment options invest in corresponding portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust. There is a list of these Portfolios later in this Supplement.

You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. Please see the prospectus for the AXA Premier VIP Trust and the EQ Advisors Trust for more detailed information about the Portfolios.

                               ------------------

Please note that from here forward, the section headings in this Supplement correspond to the section headings in your prospectus.


WHAT IS EQUI-VEST(R) AT RETIREMENT(SM)?


1. The variable investment options shown on the cover page of the prospectus are not available. You may select from one or more of the following variable investment options:




--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 FIXED INCOME
--------------------------------------------------------------------------------
o AXA Conservative Allocation             o EQ/Money Market
o AXA Conservative-Plus Allocation*       o EQ/PIMCO Ultra Short Bond
o EQ/Core Bond Index                      o EQ/Quality Bond PLUS
o EQ/Franklin Core Balanced               o Multimanager Core Bond
o EQ/Global Bond PLUS                     o Multimanager Multi-Sector Bond
o EQ/Intermediate Government Bond
  Index
--------------------------------------------------------------------------------
 DOMESTIC STOCKS
--------------------------------------------------------------------------------
o AXA Aggressive Allocation*              o EQ/GAMCO Mergers and Acquisitions
o AXA Moderate-Plus Allocation*           o EQ/GAMCO Small Company Value
o EQ/AllianceBernstein Small Cap Growth   o EQ/JPMorgan Value Opportunities
o EQ/AXA Franklin Small Cap Value Core    o EQ/Large Cap Core PLUS
o EQ/BlackRock Basic Value Equity         o EQ/Large Cap Growth Index
o EQ/Boston Advisors Equity Income        o EQ/Large Cap Growth PLUS
o EQ/Calvert Socially Responsible         o EQ/Large Cap Value Index
o EQ/Capital Guardian Growth              o EQ/Large Cap Value PLUS
o EQ/Capital Guardian Research            o EQ/Lord Abbett Growth and Income
o EQ/Common Stock Index                   o EQ/Lord Abbett Large Cap Core
o EQ/Davis New York Venture               o EQ/Mid Cap Index
o EQ/Equity 500 Index                     o EQ/Mid Cap Value PLUS
o EQ/Equity Growth PLUS                   o EQ/Montag & Caldwell Growth
o EQ/Franklin Templeton Allocation        o EQ/Morgan Stanley Mid Cap Growth**
--------------------------------------------------------------------------------
 DOMESTIC STOCKS
--------------------------------------------------------------------------------
o EQ/Mutual Large Cap Equity              o Multimanager Large Cap Core Equity
o EQ/Small Company Index                  o Multimanager Large Cap Growth***
o EQ/T. Rowe Price Growth Stock           o Multimanager Large Cap Value
o EQ/Templeton Global Equity              o Multimanager Mid Cap Growth
o EQ/UBS Growth and Income                o Multimanager Mid Cap Value
o EQ/Van Kampen Comstock                  o Multimanager Small Cap Growth
o EQ/Wells Fargo Advantage Omega          o Multimanager Small Cap Value
  Growth**                                o Multimanager Technology
o Multimanager Aggressive Equity
--------------------------------------------------------------------------------
  INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International      o EQ/International Growth
o EQ/BlackRock International Value        o EQ/Oppenheimer Global
o EQ/Global Multi-Sector Equity           o Multimanager International Equity
o EQ/International Core PLUS
--------------------------------------------------------------------------------
 BALANCED/HYBRID
--------------------------------------------------------------------------------
o AXA Moderate Allocation




*    The AXA Allocation portfolios
** This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for the variable investment option's former name.
*** Please see "Portfolios of the Trusts" later in this prospectus regarding the planned substitution of this variable investment option.

Throughout your prospectus, all references to "the variable investment options" should be considered references to these variable investment options. All references to other individual portfolios available in the product should be disregarded, as they are not available.


                                                                          x02904
                                              EQUI-VEST(R) At Retirement(SM)(IF)

2. If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option and the permitted variable investment options described in this Supplement.


FEE TABLE


1. The Portfolio operating expense tables (and corresponding footnotes) in your prospectus are deleted and replaced with the following tables and footnotes:




--------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009      Lowest     Highest
(expenses that are deducted from Portfolio assets       ------     -------
including management fees, 12b-1 fees, service           0.64%      1.48%
fees, and/or other expenses)(1)




(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


2.   EXAMPLE

     The table in the Example in your Prospectus is deleted and replaced with the following table:


-----------------------------------------------------------------------------------------------
                                                         IF YOU ANNUITIZE AT THE END OF THE
                                                                APPLICABLE TIME PERIOD
                                                       ----------------------------------------
                                                       1 year    3 years    5 years    10 years
-----------------------------------------------------------------------------------------------
  (a) assuming maximum fees and expenses of any of
      the Portfolios                                     N/A     $1,654     $2,577      $5,088
  (b) assuming minimum fees and expenses of any of
      the Portfolios                                     N/A     $1,393     $2,148      $4,273
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                     IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                                                CONTRACT AT THE END OF
                                                              THE APPLICABLE TIME PERIOD
                                                     ------------------------------------------
                                                       1 year    3 years    5 years    10 years
-----------------------------------------------------------------------------------------------
  (a) assuming maximum fees and expenses of any of
      the Portfolios                                   $424      $1,304     $2,227     $4,738
  (b) assuming minimum fees and expenses of any of
      the Portfolios                                   $336      $1,043     $1,798     $3,923
-----------------------------------------------------------------------------------------------


3.   CONDENSED FINANCIAL INFORMATION


     The information shown in Appendix I is deleted in its entirety and replaced with the information presented later in this Supplement under the heading "Appendix I: Condensed financial information".


CONTRACT FEATURES AND BENEFITS

1.   WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?


     If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option, the AXA Allocation portfolios and the EQ/Franklin Templeton Allocation portfolio (the "permitted variable investment options").


2.   PORTFOLIOS OF THE TRUSTS


     The information in this section of the Prospectus is deleted in its entirety and replaced with the following:

          The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

     AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the objective and investment manager or sub-adviser(s), as applicable, for each portfolio.



--------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 -- CLASS B SHARES
 PORTFOLIO NAME               OBJECTIVE
--------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.
--------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.
--------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a
 ALLOCATION                   greater emphasis on current income.
--------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.
--------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,
 ALLOCATION                   with a greater emphasis on capital appreciation.
--------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Seeks long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        Seeks a balance of high current income and capital
                              appreciation, consistent with a prudent level of risk.
--------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Seeks long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Seeks long-term growth of capital.
 CORE EQUITY
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Seeks long-term growth of capital.
 GROWTH***
--------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Seeks long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 -- CLASS B SHARES            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME               APPLICABLE)
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     o AXA Equitable
--------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   o AXA Equitable
--------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------
AXA MODERATE-PLUS             o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       o AllianceBernstein L.P.
 EQUITY                       o AXA Equitable
                              o ClearBridge Advisors, LLC
                              o Legg Mason Capital Management, Inc.
                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        o BlackRock Financial Management, Inc.
                              o Pacific Investment Management Company LLC
                              o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    o AllianceBernstein L.P.
 EQUITY                       o AXA Equitable
                              o BlackRock Investment Management, LLC
                              o JPMorgan Investment Management Inc.
                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o AllianceBernstein L.P.
 CORE EQUITY                  o AXA Equitable
                              o Janus Capital Management LLC
                              o Thornburg Investment Management, Inc.
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o Goodman & Co. NY Ltd.
 GROWTH***                    o SSgA Funds Management, Inc.
                              o T. Rowe Price Associates, Inc.
                              o Westfield Capital Management Company, L.P.
--------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        o AllianceBernstein L.P.
 VALUE                        o AXA Equitable
                              o Institutional Capital LLC
                              o MFS Investment Management
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 -- CLASS B SHARES
 PORTFOLIO NAME              OBJECTIVE
-------------------------------------------------------------------------------------
MULTIMANAGER MID CAP         Seeks long-term growth of capital.
 GROWTH
-------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   Seeks long-term growth of capital.
-------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    Seeks high total return through a combination of current
 BOND                        income and capital appreciation.
-------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.
 GROWTH
-------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.
 VALUE
-------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      Seeks long-term growth of capital.
-------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 -- CLASS IB SHARES
 PORTFOLIO NAME                OBJECTIVE
-------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         Seeks to achieve long-term growth of capital.
 INTERNATIONAL
-------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term growth of capital.
 CAP GROWTH
-------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    Seeks to achieve long-term total return.
 VALUE CORE
-------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,
 EQUITY                      income.
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 -- CLASS B SHARES           INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME              APPLICABLE)
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP         o AllianceBernstein L.P.
 GROWTH                      o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o Franklin Advisers, Inc.
                             o Wellington Management Company, LLP
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   o AXA Equitable
                             o AXA Rosenberg Investment Management LLC
                             o BlackRock Investment Management, LLC
                             o Tradewinds Global Investors, LLC
                             o Wellington Management Company, LLP
--------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    o Pacific Investment Management Company LLC
 BOND                        o Post Advisory Group, LLC
                             o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       o AXA Equitable
 GROWTH                      o BlackRock Investment Management, LLC
                             o Eagle Asset Management, Inc.
                             o Wells Capital Management Inc.
--------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       o AXA Equitable
 VALUE                       o BlackRock Investment Management, LLC
                             o Franklin Advisory Services, LLC
                             o Pacific Global Investment Management
                               Company
--------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      o AXA Equitable
                             o RCM Capital Management LLC
                             o SSgA Funds Management, Inc.
                             o Wellington Management Company, LLP
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 -- CLASS IB SHARES          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME              APPLICABLE)
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         o AllianceBernstein L.P.
 INTERNATIONAL
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   o AllianceBernstein L.P.
 CAP GROWTH
--------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    o AXA Equitable
 VALUE CORE                  o BlackRock Investment Management, LLC
                             o Franklin Advisory Services, LLC
--------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     o BlackRock Investment Management, LLC
 EQUITY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 -- CLASS IB SHARES
 PORTFOLIO NAME              OBJECTIVE
----------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term growth of
 VALUE                       income, accompanied by growth of capital.
----------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks a combination of growth and income to achieve an
 INCOME                      above-average and consistent total return.
----------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.
 RESPONSIBLE
----------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks to achieve long-term growth of capital.
----------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.
 RESEARCH
----------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX        Seeks to achieve a total return before expenses that
                             approximates the total return performance of the Russell
                             3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
----------------------------------------------------------------------------------------
EQ/CORE BOND INDEX           Seeks to achieve a total return before expenses that
                             approximates the total return performance of the Barclays
                             Capital U.S. Aggregate Bond Index, including
                             reinvestment of dividends, at a risk level consistent with that of the Barclays Capital U.S. Aggregate Bond Index.
----------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    Seeks to achieve long-term growth of capital.
----------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that
                             approximates the total return performance of the S&P 500
                             Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
----------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS        Seeks to achieve long-term growth of capital.
----------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED    Seeks to maximize income while maintaining prospects
                             for capital appreciation.
----------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON        Primarily seeks capital appreciation and secondarily seeks
 ALLOCATION                  income.
----------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         Seeks to achieve capital appreciation.
 ACQUISITIONS
----------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       Seeks to maximize capital appreciation.
 VALUE
----------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS          Seeks to achieve capital growth and current income.
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 -- CLASS IB SHARES          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME              APPLICABLE)
--------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   o BlackRock International Limited
 VALUE
--------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    o Boston Advisors, LLC
 INCOME
--------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          o Bridgeway Capital Management, Inc.
 RESPONSIBLE                 o Calvert Asset Management Company, Inc.
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   o Capital Guardian Trust Company
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          o Capital Guardian Trust Company
 RESEARCH
--------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX        o AllianceBernstein L.P.
--------------------------------------------------------------------------------
EQ/CORE BOND INDEX           o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    o Davis Selected Advisors, L.P.
--------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          o AllianceBernstein L.P.
--------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS        o AXA Equitable
                             o BlackRock Capital Management, Inc.
                             o BlackRock Investment Management, LLC
--------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED    o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o Franklin Advisers, Inc.
--------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON        o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         o GAMCO Asset Management, Inc.
 ACQUISITIONS
--------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       o GAMCO Asset Management, Inc.
 VALUE
--------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS          o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o First International Advisors, LLC
                             o Wells Capital Management, Inc.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 -- CLASS IB SHARES
 PORTFOLIO NAME              OBJECTIVE
----------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR       Seeks to achieve long-term capital appreciation.
 EQUITY
----------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   Seeks to achieve a total return before expenses that
 BOND INDEX                  approximates the total return performance of the Barclays
                             Capital Intermediate U.S. Government Bond Index,
                             including reinvestment of dividends, at a risk level
                             consistent with that of the Barclays Capital Intermediate
                             U.S. Government Bond Index.
----------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Seeks to achieve long-term growth of capital.
----------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Seeks to achieve capital appreciation.
----------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Seeks to achieve long-term capital appreciation.
 OPPORTUNITIES
----------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       Seeks to achieve long-term growth of capital with a
                             secondary objective to seek reasonable current income.
                             For purposes of this Portfolio, the words "reasonable
                             current income" mean moderate income.
----------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    Seeks to achieve a total return before expenses that
                             approximates the total return performance of the Russell
                             1000 Growth Index, including reinvestment of dividends
                             at a risk level consistent with that of the Russell 1000
                             Growth Index.
----------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Seeks to provide long-term capital growth.
----------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Seeks to achieve a total return before expenses that
                             approximates the total return performance of the Russell
                             1000 Value Index, including reinvestment of dividends, at
                             a risk level consistent with that of the Russell 1000 Value
                             Index.
----------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      Seeks to achieve long-term growth of capital.
----------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    Seeks to achieve capital appreciation and growth of
 INCOME                      income without excessive fluctuation in market value.
----------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     Seeks to achieve capital appreciation and growth of
 CORE                        income with reasonable risk.
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 -- CLASS IB SHARES          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME              APPLICABLE)
--------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR       o AXA Equitable
 EQUITY                      o BlackRock Investment Management, LLC
                             o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   o SSgA Funds Management, Inc.
 BOND INDEX
--------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o Hirayama Investments, LLC
                             o Wentworth Hauser and Violich, Inc.
--------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      o MFS Investment Management
--------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
--------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o Institutional Capital LLC
--------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    o AllianceBernstein L.P.
--------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o Marsico Capital Management, LLC
--------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      o AllianceBernstein L.P.
                             o AXA Equitable
--------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    o Lord, Abbett & Co. LLC
 INCOME
--------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     o Lord, Abbett & Co. LLC
 CORE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 -- CLASS IB SHARES
 PORTFOLIO NAME              OBJECTIVE
-----------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Seeks to achieve a total return before expenses that
                             approximates the total return performance of the S&P Mid
                             Cap 400 Index, including reinvestment of dividends, at a
                             risk level consistent with that of the S&P Mid Cap 400
                             Index.
-----------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Seeks to achieve long-term capital appreciation.
-----------------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.
-----------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Seeks to achieve capital appreciation.
 GROWTH
-----------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    Seeks to achieve capital growth.
 GROWTH**
-----------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY   Seeks to achieve capital appreciation, which may
                             occasionally be short-term, and secondarily, income.
-----------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        Seeks to achieve capital appreciation.
-----------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    Seeks to generate a return in excess of traditional money
                             market products while maintaining an emphasis on
                             preservation of capital and liquidity.
-----------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         Seeks to achieve high current income consistent with
                             moderate risk to capital.
-----------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
-----------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and
 STOCK                       secondarily, income.
-----------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY   Seeks to achieve long-term capital growth.
-----------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital appreciation with income as a secondary consideration.
-----------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       Seeks to achieve capital growth and income.
-----------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE     Seeks to achieve long-term capital growth.
 OMEGA GROWTH*
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 -- CLASS IB SHARES          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME              APPLICABLE)
--------------------------------------------------------------------------------
EQ/MID CAP INDEX             o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o Wellington Management Company, LLP
--------------------------------------------------------------------------------
EQ/MONEY MARKET              o The Dreyfus Corporation
--------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         o Montag & Caldwell, Inc.
 GROWTH
--------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    o Morgan Stanley Investment Management Inc.
 GROWTH**
--------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY   o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        o OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    o Pacific Investment Management Company,
                               LLC
--------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         o AllianceBernstein L.P.
                             o AXA Equitable
                             o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       o AllianceBernstein L.P.
--------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      o T. Rowe Price Associates, Inc.
 STOCK
--------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY   o AXA Equitable
                             o BlackRock Investment Management, LLC
                             o Templeton Global Advisors Limited
--------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     o UBS Global Asset Management
                               (Americas) Inc.
--------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE     o Wells Capital Management, Inc.
 OMEGA GROWTH*
--------------------------------------------------------------------------------



* This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.

** This is the Portfolio's new name effective, on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** Effective on or about September 13, 2010, subject to regulatory approval, interests in the Multimanager Aggressive Equity Portfolio (the "surviving option") will replace interests in the Multimanager Large Cap Growth Portfolio (the "replaced option"). We will move assets from the replaced option into the surviving option on the date of the substitution. The value of your interest in the surviving option will be the same as it was in the replaced option. Also, we will automatically direct any contributions made to the replaced option to the surviving option. An allocation election to the replaced option will be considered as an allocation to the surviving option. You may transfer your account value among the investment options, as usual. Any account value remaining in the replaced option on the substitution date will be transferred to the surviving option. For more information about this substitution and for information on how to transfer your account value, please contact a customer service representative referenced in this Prospectus.


3.   GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE


     In the subsection, "6% Roll-Up to age 85", the following replaces the second and third paragraphs:

     The effective annual roll-up rate credited to this benefit base is:

     - 6% with respect to the variable investment options (other than EQ/Intermediate Government Bond Index, EQ/Money Market, and EQ/PIMCO Ultra Short Bond); the effective annual rate may be 4% in some states. Please see Appendix V later in this prospectus to see what applies in your state; and

     - 3% with respect to the EQ/Intermediate Government Bond Index, EQ/Money Market, and EQ/PIMCO Ultra Short Bond, the fixed maturity options, the guaranteed interest option and the loan reserve account under TSA (if applicable).


4.   GUARANTEED MINIMUM INCOME BENEFIT OPTION ("GMIB")


     In the subsection, "Illustrations of Guaranteed minimum income benefit", the illustration is accurate, but assumes there were no allocations to the EQ/Intermediate Government Bond Index, EQ/Money Market and EQ/PIMCO Ultra Short Bond variable investment options.


5.   GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")


     The last sentence of the first paragraph of this section is deleted and replaced with the following: If you elect the Guaranteed withdrawal benefit for life, your investment options will be limited to the guaranteed interest option and the permitted variable investment options described in this Supplement.


TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

1.   DISRUPTIVE TRANSFER ACTIVITY


     In this section, the fourth through seventh paragraphs are deleted in their entirety and replaced with the following:

     We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

     When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

     It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

     Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

2.   DOLLAR COST AVERAGING

     In addition to the dollar cost averaging programs described in the prospectus, there is also a General dollar cost averaging program available to you. The following is added to the prospectus:

     GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $2,000, you may choose, at any time, to have amounts transferred from that option to the other variable investment options on a monthly basis. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $50. The maximum amount we will transfer is equal to your value in the EQ/Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

     If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

     If you elect the Guaranteed withdrawal benefit for life, general dollar cost averaging is not available.

     If you select GWBL, and you elect to have amounts transferred from the guaranteed interest option to variable investment options using either the "fixed-dollar option" or "interest sweep" option of Investment simplifier, the only variable investment options available are the AXA Allocation portfolios and the EQ/Franklin Templeton Allocation portfolio.


3.   REBALANCING YOUR ACCOUNT VALUE


     The following section is added to the prospectus:

     REBALANCING YOUR ACCOUNT VALUE

     Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form, instructing us:

     (a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

     (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

     While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Election of Option II is subject to the 25% allocation restriction into the guaranteed interest option. Transfer restrictions out of the guaranteed interest option may apply in accordance with (a), (b) and (c) under "Transferring your account value," above, in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect, the transfer restrictions will be waived for the rebalancing transfers.



     ---------------------------------------------------------------------------
     Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
     ---------------------------------------------------------------------------



     To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

     If you elect to use option II, you may not choose either of the investment simplifier automatic options.

     You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office.

     For TSA contracts with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the Loan Reserve Account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans under TSA contracts" in "Accessing your money," later in this prospectus.)


CHARGES AND EXPENSES


1.   CHARGES THAT THE TRUST DEDUCTS

     This section is deleted and replaced with the following:

     CHARGES THAT THE TRUSTS DEDUCT

     The Trusts deduct charges for the following types of fees and expenses:

     o    Management fees.

     o    12b-1 fees.



     o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

     o    Investment-related expenses, such as brokerage commissions.

     These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

MORE INFORMATION

1.   ABOUT THE TRUST

     The information in this section relating to the EQ Advisors Trust is also accurate with regard to AXA Premier VIP Trust.


APPENDIX I: CONDENSED FINANCIAL INFORMATION


As discussed earlier in this Supplement, Appendix I is deleted in its entirety and replaced with the following:

The following tables show the unit values and the number of outstanding units for each variable investment option on the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.




THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER
DECEMBER 31, 2009.


--------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDING DECEMBER 31,
                                              ----------------------------------------------
                                                 2006         2007        2008       2009
--------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------
 Unit value                                   $ 104.54     $ 109.55     $ 65.75    $  82.62
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           20          27          29
--------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------
 Unit value                                   $ 101.50     $ 106.00     $ 93.11    $ 100.95
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            4          13          16
--------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------
 Unit value                                   $ 102.29     $ 106.51     $ 84.72    $  95.68
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           11          22          26
--------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------
 Unit value                                   $ 102.92     $ 107.96     $ 80.49    $  92.97
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           66         115         146
--------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER
DECEMBER 31, 2009.





---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDING DECEMBER 31,
                                              -----------------------------------------------
                                                 2006         2007        2008       2009
--------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------
 Unit value                                   $ 103.68     $ 108.88     $ 73.32    $  88.27
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           93         153         176
--------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------
 Unit value                                   $ 105.78     $ 116.66     $ 56.75    $  71.20
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           17          19          17
--------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
 Unit value                                   $ 103.66     $ 119.40     $ 65.23    $  87.36
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            5           6           7
--------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------
 Unit value                                   $ 103.24     $  93.11     $ 61.21    $  77.48
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            1           1           1
--------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------
 Unit value                                   $ 104.24     $ 104.10     $ 65.19    $  83.84
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            4           6           7
--------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------
 Unit value                                   $ 104.70     $ 113.87     $ 64.08    $  82.38
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            5           7           8
--------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------
 Unit value                                   $ 104.50     $ 106.97     $ 71.49    $  78.71
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            6           8           7
--------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------
 Unit value                                   $ 101.26     $ 112.07     $ 60.60    $  78.30
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           --          --          --
--------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------
 Unit value                                   $ 101.69     $ 105.87     $ 62.28    $  82.04
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           --           1          --
--------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------
 Unit value                                   $ 102.34     $ 102.69     $ 61.16    $  79.37
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            1           1           1
--------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------
 Unit value                                   $ 103.98     $ 106.21     $ 58.92    $  74.64
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           22          23          22
--------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------
 Unit value                                   $ 100.66     $ 102.44     $ 92.08    $  93.34
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            5           5           5
--------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------
 Unit value                                         --     $  97.08     $ 58.25    $  76.29
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            2           2           2
--------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------
 Unit value                                   $ 103.03     $ 106.74     $ 66.04    $  82.05
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            8          10          10
--------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------
 Unit value                                   $ 105.05     $ 118.26     $ 69.70    $  87.94
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            8          13          13
--------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA
--------------------------------------------------------------------------------------------
 Unit value                                   $ 103.62     $ 113.87     $ 81.38    $ 112.70
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --            1           1           1
--------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------
 Unit value                                   $ 102.67     $ 103.43     $ 69.63    $  89.72
--------------------------------------------------------------------------------------------
 Number of units outstanding (000's)                --           12          17          17
--------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER
DECEMBER 31, 2009.




---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDING DECEMBER 31,
                                              -----------------------------------------------
                                                 2006         2007        2008       2009
--------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------
  Unit value                                         --    $  95.29     $  59.37   $  75.29
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --          12           17         17
--------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------
  Unit value                                   $ 102.27    $ 104.40     $  88.81   $ 102.25
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1            1          1
--------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------
  Unit value                                   $ 103.86    $ 112.05     $  76.69   $ 107.09
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           9           13         14
--------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------
  Unit value                                   $ 101.77    $ 109.81     $ 115.42   $ 116.18
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           2            3          3
--------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------
  Unit value                                   $ 113.12    $ 158.58     $  66.76   $  98.90
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           6            8          8
--------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------
  Unit value                                   $ 100.25    $ 105.74     $ 108.13   $ 104.32
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1            4          3
--------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------
  Unit value                                   $ 104.12    $ 118.42     $  64.46   $  86.11
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1            2          4
--------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------
  Unit value                                   $ 105.82    $ 121.38     $  71.55   $  96.94
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --          --            1          2
--------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------
  Unit value                                   $ 104.18    $ 101.59     $  60.39   $  78.88
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1            1          1
--------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------
  Unit value                                   $ 102.43    $ 105.03     $  64.90   $  81.05
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --          --           --         --
--------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------
  Unit value                                   $ 103.07    $ 115.96     $  72.95   $  98.09
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1            1          1
--------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------
  Unit value                                   $ 104.10    $ 118.81     $  72.44   $  96.43
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1            2          2
--------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------
  Unit value                                   $ 104.08    $  96.64     $  41.30   $  48.58
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1            1          1
--------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------
  Unit value                                   $ 104.11    $  98.09     $  54.87   $  65.23
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --          18           17         15
--------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------
  Unit value                                   $ 103.02    $ 105.22     $  65.89   $  76.82
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --          --            1          1
--------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------
  Unit value                                   $ 103.63    $ 112.11     $  76.39   $  94.65
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --          --           --          1
--------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------
  Unit value                                   $ 104.66    $ 111.60     $  55.87   $  75.15
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           4            7          6
--------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER
DECEMBER 31, 2009.




---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDING DECEMBER 31,
                                              -----------------------------------------------
                                                 2006         2007        2008       2009
--------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
---------------------------------------------------------------------------------------------
  Unit value                                  $ 103.66     $ 100.68     $  60.06   $  80.55
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            4            4         12
---------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
---------------------------------------------------------------------------------------------
  Unit value                                  $ 100.60     $ 103.97     $ 104.80   $ 103.45
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1           10          7
---------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                  $ 101.82     $ 121.42     $  80.43   $ 103.01
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            2          3
---------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                  $ 103.66     $ 104.00     $  63.55   $  78.49
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            8           12         12
---------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
---------------------------------------------------------------------------------------------
  Unit value                                  $ 105.12     $ 109.68     $  64.16   $  87.78
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            1          2
---------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
---------------------------------------------------------------------------------------------
  Unit value                                  $  99.43     $ 109.41     $ 103.63   $ 110.49
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            5          5
---------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
---------------------------------------------------------------------------------------------
  Unit value                                  $ 100.62     $ 103.82     $  95.78   $ 100.28
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            2          4
---------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
---------------------------------------------------------------------------------------------
  Unit value                                  $ 102.91     $  99.72     $  64.84   $  80.73
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            2            3          5
---------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------
  Unit value                                  $ 100.02     $ 105.87     $  60.40   $  85.04
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            2          2
---------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                  $ 104.20     $ 105.00     $  61.34   $  78.73
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            7           11         12
---------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------
  Unit value                                  $ 102.89     $ 102.74     $  60.82   $  79.51
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            1          1
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------
  Unit value                                  $ 102.92     $  99.05     $  61.65   $  78.14
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            1          1
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                  $ 103.78     $ 125.39     $  65.20   $ 101.09
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            2            3          4
---------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                  $ 105.05     $ 115.50     $  60.79   $  82.38
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            2            1          5
---------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
---------------------------------------------------------------------------------------------
  Unit value                                  $ 100.50     $ 105.41     $ 106.62   $ 114.00
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            1            3          4
---------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                  $ 105.91     $ 117.54     $  61.22   $  78.51
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --            2            3          3
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                  $ 102.93     $ 106.68     $  63.67   $  83.28
----------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --           --            1          1
---------------------------------------------------------------------------------------------

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.30%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2009.



---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDING DECEMBER 31,
                                              -----------------------------------------------
                                                 2006         2007        2008       2009
--------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
--------------------------------------------------------------------------------------------
  Unit value                                   $ 101.24    $ 111.17     $ 59.94    $ 80.79
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --          --           1          2
--------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------
  Unit value                                   $ 103.97    $ 106.36     $ 65.67    $ 79.64
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           3           3          3
--------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------
  Unit value                                   $ 103.27    $ 114.07     $ 63.53    $ 88.91
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1           1          2
--------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------
  Unit value                                   $ 102.93    $ 101.70     $ 64.28    $ 91.60
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           2           2          2
--------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------
  Unit value                                   $ 102.45    $ 104.30     $ 78.76    $ 85.24
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           4           4          7
--------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
  Unit value                                   $ 103.48    $ 105.90     $ 60.51    $ 80.36
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           2           2          3
--------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------
  Unit value                                   $ 104.20    $  92.73     $ 56.88    $ 70.98
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           1           1          1
--------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------
  Unit value                                   $ 104.68    $ 122.15     $ 63.81    $ 99.80
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                --           2           2          3
--------------------------------------------------------------------------------------------

APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

In the second paragraph, the example is accurate, but assumes there were no allocations to the EQ/Intermediate Government Bond Index, EQ/Money Market and EQ/PIMCO Ultra Short Bond variable investment options, in addition to the assumptions listed.


APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

The hypothetical illustrations in the prospectus are deleted are replaced with the following:

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll-Up to Age 85 or the Annual Ratchet to age 85" guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an EQUI-VEST(R) At Retirement(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be -2.39%, 3.61% for the EQUI-VEST(R) At Retirement(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features. If the net annual rates of return did reflect these charges, the net annual rates of return would be lower; however, the values shown in the following tables reflect the following contract charges: the greater of 6% Roll-Up to age 85 and the Annual Ratchet to age 85 Guaranteed minimum death benefit charge and the Guaranteed minimum income benefit charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.58%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

VARIABLE DEFERRED ANNUITY
EQUI-VEST(R) AT RETIREMENT(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT



                                                        GREATER OF 6% ROLL-
                                                        UP TO AGE 85 OR THE                              LIFETIME ANNUAL
                                                         ANNUAL RATCHET TO                      GUARANTEED MINIMUM INCOME BENEFIT
                                                         AGE 85 GUARANTEED                      ----------------------------------
                                                           MINIMUM                                 GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE         CASH VALUE     BENEFIT    DEATH    TOTAL DEATH BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------- ------------------- ------------------- ----------------- ----------------
 AGE     YEAR       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        0     100,000  100,000    100,000  100,000    100,000  100,000    100,000  100,000     N/A      N/A      N/A      N/A
 61        1      96,285  102,285     96,285  102,285    106,000  106,000    106,000  106,000     N/A      N/A      N/A      N/A
 62        2      92,579  104,573     92,579  104,573    112,360  112,360    112,360  112,360     N/A      N/A      N/A      N/A
 63        3      88,878  106,859     88,878  106,859    119,102  119,102    119,102  119,102     N/A      N/A      N/A      N/A
 64        4      85,176  109,139     85,176  109,139    126,248  126,248    126,248  126,248     N/A      N/A      N/A      N/A
 65        5      81,467  111,406     81,467  111,406    133,823  133,823    133,823  133,823     N/A      N/A      N/A      N/A
 66        6      77,747  113,655     77,747  113,655    141,852  141,852    141,852  141,852     N/A      N/A      N/A      N/A
 67        7      74,009  115,878     74,009  115,878    150,363  150,363    150,363  150,363     N/A      N/A      N/A      N/A
 68        8      70,248  118,069     70,248  118,069    159,385  159,385    159,385  159,385     N/A      N/A      N/A      N/A
 69        9      66,457  120,219     66,457  120,219    168,948  168,948    168,948  168,948     N/A      N/A      N/A      N/A
 70       10      62,630  122,321     62,630  122,321    179,085  179,085    179,085  179,085   10,584   10,584   10,584   10,584
 75       15      42,708  131,734     42,708  131,734    239,656  239,656    239,656  239,656   15,362   15,362   15,362   15,362
 80       20      20,729  138,131     20,729  138,131    320,714  320,714    320,714  320,714   21,841   21,841   21,841   21,841
 85       25           0  139,289          0  139,289          0  429,187          0  429,187   39,700   39,700   39,700   39,700
 90       30           0  152,473          0  152,473          0  429,187          0  429,187     N/A      N/A      N/A      N/A
 95       35           0  168,215          0  168,215          0  429,187          0  429,187     N/A      N/A      N/A      N/A



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


   Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved.

EQUI-VEST(R) At Retirement(SM) is issued by and is a registered service mark of
                     AXA Equitable Life Insurance Company.

Co-distributed by affiliates AXA Advisors, LLC and/or AXA Distributors, LLC,
                         1290 Avenue of the Americas,
                              New York, NY 10104.

                      AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24.   Financial Statements and Exhibits
           ----------------------------------

           (a) The following Financial Statements are included in Part B of the Registration Statement:

                 The financial statements of AXA Equitable Life Insurance Company and Separate Account A are included in the Statement of Additional Information.

           (b)   Exhibits.
                 The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

           1.    (a)      Resolutions of the Board of Directors of The Equitable
                          Life Assurance Society of the United States
                          ("Equitable") authorizing the establishment of the Registrant, previously filed with Registration
                          Statement No. 2-30070 on October 27, 1987, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (b) Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, previously filed with Registration Statement No. 2-30070 on April 24,
                          1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

           2.    Not applicable.

           3.    (a)      Sales Agreement among Equitable, Separate Account A
                          and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, previously filed with Registration Statement
                          No. 2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (b) Sales Agreement, dated as of July 22, 1992, among Equitable, Separate Account A and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, previously filed with Registration Statement No. 2-30070 on April 26, 1993, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (c) Distribution and Servicing Agreement among Equico Securities, Inc. (now AXA Advisors LLC), Equitable and Equitable Variable Life Insurance Company, dated as of May 1, 1994, previously filed with Registration Statement No. 2-30070 on February 14, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (d) Distribution Agreement dated as of January 1, 1995 by and between The Hudson River Trust and Equico Securities, Inc. (now AXA Advisors LLC), previously filed with Registration Statement No. 2-30070 on April 24, 1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (e) Sales Agreement, dated as of January 1, 1995, by and among Equico Securities, Inc. (now AXA Advisors LLC), Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, previously filed with Registration Statement No. 2-30070 on April 24,
                          1995, refiled electronically on July 10, 1998, and incorporated herein by reference.

                 (f) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, previously filed with Registration Statement File No. 2-30070 on April 25, 2001, and incorporated herein by reference.

                 (g) Distribution Agreement for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with Registration Statement File No. 2-30070 on April 25, 2001, and incorporated herein by reference.

                 (h) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on April 19, 2004, and incorporated herein by reference.

                 (i) First Amendment to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on April 19, 2004, and incorporated herein by reference.

                 (j) Second Amendment to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement No. 2-30070 on
                          April 19, 2004, and incorporated herein by reference.

                 (k) (i) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States (now AXA Equitable Life Insurance Company) for itself and as depositor on behalf of certain Separate Accounts, and Equitable Distributors, Inc. (now AXA Distributors, LLC), incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4 (File No. 333-05593), filed on May 1, 1998.

                 (k) (ii) Form of First Amendment (dated January 1, 2001) to
                          Distribution Agreement dated January 1, 1998, previously filed with Registration Statement No. 2-30070 on December 30, 2004, and incorporated herein by reference.

                 (l) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                 (m) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                 (n) Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                 (o) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                 (p) Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to
                          Exhibit 3. (p) to the Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

                 (q) Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

                 (r) Seventh Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                 (s) Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

            4.   (a)      Form of flexible premium deferred fixed and variable
                          annuity contract No. 2006BASE-I-A, incorporated herein by reference to Exhibit 4.(e)(e)(e) to Registration
                          Statement File No. 333-05593 on Form N-4 filed on June
                          14, 2006.

                 (b) Form of flexible premium deferred fixed and variable annuity contract No. 2006BASE-I-B, incorporated herein by reference to Exhibit 4.(d)(d)(d) to Registration Statement File No. 333-05593 on Form N-4 filed on June 14, 2006.

                 (c) Form of Endorsement Applicable to Fixed Maturity Options (Form 2006FMOEQV) previously filed with this Registration Statement File No. 333-137052 on December 6, 2006.

            5.   (a)  Form of Deferred Variable Annuity Application for IRA and
                      NQ (Form No. 180-3005) previously filed with this Registration Statement File No. 333-137052 on December 6, 2006 and incorporated herein by reference.

                 (b) Form of Deferred Variable Annuity Application for TSA (Form No. 180-3006) previously filed with this Registration Statement File No. 333-137052 on December 6, 2006 and incorporated herein by reference.

            6.   (a)  Copy of the Restated Charter of Equitable, as amended
                      January 1, 1997, previously filed with Registration Statement on Form N-4 (File No. 2-30070) on April 28, 1997.

                 (b) Restated Charter of AXA Equitable, as amended December 6, 2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

                 (c) By-Laws of Equitable, as amended November 21, 1996, previously filed with Registration Statement on Form N-4 (File No. 2-30070) on April 28, 1997.

                 (d) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

            7. Form of Reinsurance Agreement between The Equitable Life Assurance Society of the United States and Reinsurance Company previously filed with Registration Statement on Form N-4 (File No. 2-30070) on April 25, 2001.

            8.   (a)  Form of Participation Agreement among EQ Advisors Trust,
                      Equitable, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), incorporated herein by reference to the EQ Advisors Trust Registration Statement on Form N-1A (File Nos. 33-17217 and 811-07953), filed on August 28, 1997.

                 (b) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC., and AXA Advisors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) on December 5, 2001.

                 (c) Form of Participation Agreement among The Equitable Life Assurance Society of the United States, The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., incorporated herein by reference to Exhibit No. 1-A(9)(d) to Registration Statement on Form S-6, File No. 333-17663, filed on October 8, 2002.

           9.   (a)     Opinion and Consent of Dodie Kent, Esq. Vice President
                         and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-137052, on April 24, 2007.

                 (b) Opinion and Consent of Dodie Kent, Esq. Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-137052, on April 21, 2008.

                 (c) Opinion and Consent of Dodie Kent, Esq. Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this registration statement, File No. 333-137052, on April 20, 2009.

                 (d) Opinion and Consent of Dodie Kent, Vice President and Associate General Counsel of AXA Equitable Life Insurance Company as to the legality of the securities being registered is filed herewith.

            10.  (a)     Consent of PricewaterhouseCoopers LLP.

                 (b)     Powers of Attorney filed herewith.

            11.  Not applicable.

            12.  Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary


*Richard S. Dziadzio                        Senior Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Senior Executive Vice President

*Claude Methot                              Executive Vice President and
                                            President, Financial Protection and
                                            Wealth Management

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Deputy General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            General Counsel

*Richard V. Silver                          Senior Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Legal Officer

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Senior Executive Vice President and
                                            President, Retirement Savings

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         Separate Account No. A of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

         AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         The AXA Group Organizational Charts January 1st 2009 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4 filed October 23, 2009.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
        AS OF :  DECEMBER 31, 2009


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
                                                                                                  --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                 DE             NY
----------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                  Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                    Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     787 Holdings, LLC                                                              Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                              DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                               Insurance        Bermuda         Bermuda
        --------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                                  DE             NY
        --------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                               DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                            Operating           DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                           Operating           AL             AL
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                   Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                    Operating           MA             MA
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                           Operating           NV             NV
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                      Operating          P.R.           P.R.
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                           Operating           TX             TX
           -----------------------------------------------------------------------------------------------------------------------
           PlanConnect, LLC                                                         Operating           DE             NY
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                         Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                           Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                                        Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                               Investment          **
           -----------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                      HCO              NY             NY
           -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -----------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                                     HCO              DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               Investment          DE             PA
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                  Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                               Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              --------------------------------------------------------------------------------------------------------------------

                                                                                                  Parent's
                                                                                      Number of  Percent of
                                                                         Federal       Shares    Ownership          Comments
                                                                        Tax ID #        Owned    or Control (e.g., Basis of Control)
                                                                        ---------       -----    ---------- -----------------------
                                                                       -------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                13-3623351
------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       75-2961816                  100.00%
     -------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     13-4194065                  100.00%
     -------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       13-4194080                  100.00%
     -------------------------------------------------------------------------------
     787 Holdings, LLC                                                 See Note 19                 100.00%
     -------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)             52-2197822             -    100.00%
     -------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  14-1903564       250,000    100.00%
        ----------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                 13-4078005         1,000    100.00%
        ----------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                              13-4071393             -    100.00%
           -------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               06-1555494             -    100.00%
           -------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              06-1562392             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      13-4085852             -    100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       04-3491734             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              13-3389068                  100.00%
              ----------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         66-0577477                  100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              75-2529724         1,050    100.00%
           -------------------------------------------------------------------------
           PlanConnect, LLC                                            27-1540220                  100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            13-5570651     2,000,000    100.00%   NAIC # 62944
        ----------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              13-3385076             -          -   G.P & L.P.
           -------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           13-3385080             -          -   G.P.
           -------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       -                 -          -   **
           -------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                      22-2766036             -    100.00%
           -------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                     13-2677213     5,000,000    100.00%
           -------------------------------------------------------------------------
           EVSA, Inc.                                                  23-2671508            50    100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)     13-3198083                  100.00%
        ----------------------------------------------------------------------------
        MONY Life Insurance Company *                                  13-1632487                  100.00%
        ----------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

*    Affiliated Insurer

** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

     As of December 31, 2009, AXF's subsidiaries own 44.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
            AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.50%),
            AXA Equitable Life directly own 29,100,290 AllianceBernstein
            Units (10.49%),
            ACMC, Inc. own 66,220,822 AllianceBernstein Units (23.86%), and
            As of December 31, 2009, MONY owns 6,841,642 (2.47%)
            AllianceBernstein Units and MLOA owns 2,587,472 (.93%) AllianceBernstein Units

     AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

     In addition, ACMC, Inc. own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.  Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.  Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.  Effective May 26, 2005, Matrix Private Equities was sold.

13.  Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.  Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

    Dissolved - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                   sold to Credit Suisse Group.
              - 100 Federal Street Funding Corporation was dissolved August 31,
                   1998.
              - 100 Federal Street Realty Corporation was dissolved December 20,
                   2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                               Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                Operating           VT             VT
              --------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                    Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                             Investment          DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                  Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                  See Attached Listing B
              --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                 Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                 Operating           DE             AL
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                             Operating           DE          CT, ME,NY
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC            Operating           MA             MA
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   Operating           TX             TX
              --------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating           DE             NJ
              --------------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                            Federal     Shares    Ownership          (e.g.,
                                                                           Tax ID #      Owned    or Control    Basis of Control)
                                                                           ---------     -----    ----------   -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     ---------------------------------------------------------------------
       Equitable Holdings, LLC
       -------------------------------------------------------------------------------
          ELAS Securities Acquisition Corporation                         13-3049038       500      100.00%
          ----------------------------------------------------------------------------
          Equitable Casualty Insurance Company *                          06-1166226     1,000      100.00%
          ----------------------------------------------------------------------------
          ECMC, LLC   (See Note 4 on Page 2)                              13-3266813         -      100.00%
          ----------------------------------------------------------------------------
             Equitable Capital Private Income & Equity                                                         ECMC is G.P.
               Partnership II, L.P.                                       13-3544879         -           -     ("Deal Flow Fund II")
          ----------------------------------------------------------------------------
          AllianceBernstein Corporation (See Note 4 on Page 2)            13-3633538       100      100.00%
          ----------------------------------------------------------------------------
              See Attached Listing B
          ----------------------------------------------------------------------------
          AXA Distributors, LLC                                           52-2233674         -      100.00%
          ----------------------------------------------------------------------------
             AXA  Distributors Insurance Agency of Alabama, LLC           52-2255113         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency, LLC                       06-1579051         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of
               Massachusetts, LLC                                         04-3567096         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of Texas, Inc.             74-3006330     1,000      100.00%
          ----------------------------------------------------------------------------
          J.M.R. Realty Services, Inc.                                    13-3813232     1,000      100.00%
          ----------------------------------------------------------------------------
          Equitable Structured Settlement Corp. (See Note 8 on Page 2)    22-3492811       100      100.00%
          ----------------------------------------------------------------------------

*  Affiliated Insurer

          Equitable Investment Corp merged into Equitable Holdings, LLC on
            November 30, 1999.
          Equitable Capital Management Corp. became ECMC, LLC on November 30,
            1999.
          Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
          Effective January 1, 2002, Equitable Distributors, Inc. merged into
            AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                               State of       State of
                                                                               Type of        Incorp. or      Principal
                                                                              Subsidiary       Domicile       Operation
                                                                              ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation                                                       DE             NY
              -------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)      HCO (NYSE: AB)        DE             NY
                 ----------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)               Operating           DE             NY
                 ----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                      Operating           NH             NY
                    -------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                        HCO              DE             MA
                    -------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                              HCO              DE             NY
                    -------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                        Operating           DE             NY
                    -------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                    HCO              DE             NY
                     ------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                        Operating         India           India
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                   Operating       Argentina       Argentina
                       ----------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                   HCO              DE             NY
                       ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Japan Inc.                              HCO              DE            Japan
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                  Operating         Japan           Japan
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia
                          Limited                                             Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.         Operating         Brazil         Brazil
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                              Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                            Operating        Germany         Germany
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited            Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                    Operating          Lux.           Lux.
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                Operating         France         France
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.          Operating         Mexico         Mexico
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                    Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                         Operating         Canada         Canada
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                  Operating      New Zealand     New Zealand
                       ----------------------------------------------------------------------------------------------------

                                                                                                      Parent's
                                                                                         Number of   Percent of       Comments
                                                                              Federal     Shares     Ownership          (e.g.,
                                                                             Tax ID #      Owned     or Control    Basis of Control)
                                                                             ---------     -----     ----------   ------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------
         Equitable Holdings, LLC
         ------------------------------------------------------------------------------
            AllianceBernstein Corporation                                 13-3633538                            owns 1% GP interest
                                                                                                                in AllianceBernstein
                                                                                                                L.P. and 100,000 GP
                                                                                                                units in
                                                                                                                AllianceBernstein
                                                                                                                Holding L.P.
            ---------------------------------------------------------------------------
               AllianceBernstein Holding L.P. (See Note 4 on Page 2)      13-3434400
               ------------------------------------------------------------------------
               AllianceBernstein L.P.  (See Note 4 on Page 2)             13-4064930
               ------------------------------------------------------------------------
                  AllianceBernstein Trust Company, LLC                    13-4064930                  100.00%   Sole member interest
                  ---------------------------------------------------------------------
                  Cursitor Alliance LLC                                   22-3424339                  100.00%
                  ---------------------------------------------------------------------
                  Alliance Capital Management LLC                              -                      100.00%
                  ---------------------------------------------------------------------
                     Sanford C. Bernstein & Co., LLC                      13-4132953                  100.00%
                  ---------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware               13-2778645            10    100.00%
                   ---------------------------------------------------------------------
                     ACAM Trust Company Private Ltd.                           -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Argentina) S.R.L.                      -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     ACM Software Services Ltd.                           13-3910857                  100.00%
                     ------------------------------------------------------------------
                     Alliance Barra Research Institute, Inc.              13-3548918         1,000    100.00%
                     ------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                         13-3009358
                     ------------------------------------------------------------------
                              AllianceBernstein Japan Ltd.                     -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Invest. Management Australia
                        Limited                                                -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Global Derivatives Corp.           13-3626546         1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Investimentos (Brazil) Ltda.            -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     AllianceBernstein Limited                                 -           250,000    100.00%
                     ------------------------------------------------------------------
                              ACM Bernstein GmbH                               -                      100.00%
                              ---------------------------------------------------------
                              AllianceBernstein Services Limited               -             1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Luxembourg) S.A.                       -             3,999     99.98%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns .025%
                     ------------------------------------------------------------------
                              AllianceBernstein (France) SAS                   -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Mexico) S. de R.L. de C.V.             -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Australia Limited                       -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------
                     AllianceBernstein Canada, Inc.                       13-3630460        18,750    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein New Zealand Limited                     -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------------
         Equitable Holdings, LLC
         -----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein Corporation                                                             DE             NY
            --------------------------------------------------------------------------------------------------------------------
               AllianceBernstein L.P.                                             Operating           DE             NY
               -----------------------------------------------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)                 HCO              DE             NY
                  --------------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                   Operating       So Africa       So Africa
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                           Operating       Singapore       Singapore
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                       HCO          Mauritius       Mauritius
                     -----------------------------------------------------------------------------------------------------------
                              Alliance Capital Asset Management (India)
                                 Private Ltd                                      Operating         India           India
                              --------------------------------------------------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                     Operating         India           India
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                           HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                           Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.               Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                                   HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.              Operating         Korea           Korea
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                          Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.                    Operating           DE             TX
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                          Operating       Hong Kong       Hong Kong
                     -----------------------------------------------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                       Operating         Taiwan         Taiwan
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                 Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.          Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                      Inactive       Australia       Australia
                     -----------------------------------------------------------------------------------------------------------

                                                                                                     Parent's
                                                                                         Number of  Percent of        Comments
                                                                              Federal     Shares     Ownership         (e.g.,
                                                                             Tax ID #     Owned     or Control    Basis of Control)
                                                                             ---------    -----     ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      ----------------------------------------------------------------------
         Equitable Holdings, LLC
         --------------------------------------------------------------------------------
            AllianceBernstein Corporation                                   13-3633538
            -----------------------------------------------------------------------------
               AllianceBernstein L.P.                                       13-4064930
               --------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)        13-2778645
                  -----------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                  -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                          -                   100.00%
                     --------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                   -                   100.00%
                     --------------------------------------------------------------------
                              Alliance Capital Asset Management (India)          -                    75.00%   3rd party (Ankar
                                 Private Ltd                                                                   Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              -----------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                    -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                  13-3441277     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                     75-3165543               100.00%
                     --------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.         52-1671668     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                          13-3802178               100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.             -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                    13-3191825       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.              13-3211780       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                         -                   100.00%
                     --------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                      -                    99.00%   Others own 1%
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                -                   100.00%
                     --------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.         -                   100.00%   Devonshire House,
                                                                                                               1 Mayfair Place
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                    -                   100.00%   Inactive
                     --------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING C - MONY
----------------



                                                                                                   State of       State of
                                                                                   Type of        Incorp. or      Principal
                                                                                  Subsidiary       Domicile       Operation
                                                                                  ----------       --------       ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                                  Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                                    Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------------------------------------------------
      MONY Life Insurance Company *                                               Insurance           NY             NY
      --------------------------------------------------------------------------------------------------------------------------
         MONY International Holdings, LLC                                            HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*           Insurance       Argentina       Argentina
            --------------------------------------------------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                         HCO           Jamaica         Jamaica
            --------------------------------------------------------------------------------------------------------------------
            MBT, Ltd.                                                             Operating     Cayman Islands Cayman Islands
            --------------------------------------------------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                     Operating         Brazil         Brazil
               -----------------------------------------------------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*                 Insurance     Cayman Islands Cayman Islands
         -----------------------------------------------------------------------------------------------------------------------
         MONY Life Insurance Company of America*                                  Insurance           AZ             NY
         -----------------------------------------------------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                                  Insurance           OH             OH
         -----------------------------------------------------------------------------------------------------------------------
         MONY Financial Services, Inc.                                               HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                                      Operating           OH             OH
            --------------------------------------------------------------------------------------------------------------------
            MONY Brokerage, Inc.                                                  Operating           DE             PA
            --------------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                                 Operating           OH             OH
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                              Operating           AL             AL
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                                Operating           TX             TX
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.                        Operating           MA             MA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                           Operating           WA             WA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                           Operating           NM             NM
            --------------------------------------------------------------------------------------------------------------------
            1740 Ventures, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                                   Operating           GA             GA
            --------------------------------------------------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                                 Operating           DE             GA
            --------------------------------------------------------------------------------------------------------------------
            MONY Assets Corp.                                                        HCO              NY             NY
            --------------------------------------------------------------------------------------------------------------------
               MONY Benefits Management Corp.                                     Operating           DE             NY
            --------------------------------------------------------------------------------------------------------------------
            1740 Advisers, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            MONY Securities Corporation                                           Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.                    Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------
               Trusted Investment Advisers Corp.                                  Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                           Federal      Shares    Ownership          (e.g.,
                                                                          Tax ID #       Owned    or Control    Basis of Control)
                                                                          ---------      -----    ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                           75-2961816                  100.00%
   -----------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                         13-4194065                  100.00%
   -----------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                           13-4194080                  100.00%
   -----------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------
      MONY Life Insurance Company *                                      13-1632487                  100.00%
      --------------------------------------------------------------------------------
         MONY International Holdings, LLC                                13-3790446                  100.00%
         -----------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*  98-0157781                  100.00%
            --------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                                          99.00%
            --------------------------------------------------------------------------
            MBT, Ltd.                                                    98-0152047                  100.00%  79% by MONY Int'l
                                                                                                              Holdings & 21% by
                                                                                                              MONY Financial
                                                                                                              Resources
            --------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                                         99.00%
               -----------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*        98-0152046                  100.00%
         -----------------------------------------------------------------------------
         MONY Life Insurance Company of America*                         86-0222062                  100.00%
         -----------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                         38-2046096       405,000    100.00%
         -----------------------------------------------------------------------------
         MONY Financial Services, Inc.                                   11-3722370         1,000    100.00%
         -----------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                             31-1465146            99     99.00%
            --------------------------------------------------------------------------
            MONY Brokerage, Inc.                                         22-3015130         1,500    100.00%
            --------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                        31-1562855             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                     62-1699522             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                       74-2861481            10    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.               06-1496443             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                  91-1940542             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                  62-1705422             1    100.00%
            --------------------------------------------------------------------------
            1740 Ventures, Inc.                                          13-2848244         1,000    100.00%
            --------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                          58-1660289           500    100.00%
            --------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                        22-1990598         1,000    100.00%
            --------------------------------------------------------------------------
            MONY Assets Corp.                                            13-2662263       200,000    100.00%
            --------------------------------------------------------------------------
               MONY Benefits Management Corp.                            13-3363383         9,000    100.00%
            --------------------------------------------------------------------------
            1740 Advisers, Inc.                                          13-2645490        14,600    100.00%
            --------------------------------------------------------------------------
            MONY Securities Corporation                                  13-2645488         7,550    100.00%
            --------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.           41-1941465         1,000    100.00%
               -----------------------------------------------------------------------
               Trusted Investment Advisers Corp.                         41-1941464             1    100.00%
               -----------------------------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

Item 27.   Number of Contractowners

           As of February 28, 2010, there were 544 Qualified Contract Owners 120 and Non-Qualified Contract Owners of the EQUI-VEST At Retirement contracts offered under this Registration Statement.

Item 28.   Indemnification

           (a)  Indemnification of Directors and Officers

                The By-Laws of AXA Equitable Life Insurance Company("AXA Equitable") provide, in Article VII, as follows:

                   7.4  Indemnification of Directors, Officers and Employees.

                    (a) To the extent permitted by the law of the State of
                        New York and subject to all applicable requirements thereof:

                         (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                         (ii) any person made or threatened to be made a party
                              to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                        (iii) the related expenses of any such person in any
                              of said categories may be advanced by the Company.

                    (b) To the extent permitted by the law of the State of New
                        York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

            The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

           (b) Indemnification of Principal Underwriters

           To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

           (c) Undertaking

           Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriters

           (a) AXA Advisors, LLC, an affiliate of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, is a principal underwriter for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is a principal underwriter for AXA Equitable's Separate Accounts 45, 301 and I, and MONY's Variable Account S, MONY America Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

           (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Director and Senior Vice President

*Andrew J. McMahon                    Chairman of the Board and Director

*Christine Nigro                      President and Director

*Richard S. Dziadzio                  Director

*Barbara Goodstein                    Director

*James A. Shepherdson                 Director

*William Degnan                       Senior Vice President and Divisional
                                      President

Jeffrey Green                         Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Kevin R. Byrne                       Executive Vice President and Treasurer

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Maurya Keating                       Vice President and Associate
                                      General Counsel

*Anthony Sages                        Chief Sales Officer

*Francesca Divone                     Secretary


*Susan Vesey                          Assistant Secretary

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30.        Location of Accounts and Records

                The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americans, New York, NY 10104, 135 West 50th Street, New York, NY 10020 and 500 Plaza Drive, Secaucus, NJ 07096.

Item 31.        Management Services

                Not applicable.

Item 32.        Undertakings

                The Registrant hereby undertakes:

                (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

                (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                AXA Equitable hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, in such case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective contracts.

                The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                The Registrant hereby further represents that it is relying upon Rule 6c-7 of the Investment Company Act of 1940 (the "1940 Act") in claiming an exemption from certain provisions of Sections 22(e) and 27 of the 1940 Act for registered separate accounts offering variable annuity contracts to participants in the Texas Optional Retirement Program. Further, AXA Equitable has or will comply with Rule 6c-7(a)-(d) of the 1940 Act with respect to Texas Optional Retirement Program participants.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to this Registration Statement to be signed on its behalf, in the City and State of New York, on the 19th day of April, 2010.


                          SEPARATE ACCOUNT A OF
                          AXA EQUITABLE LIFE INSURANCE COMPANY
                          (Registrant)

                          By:    AXA Equitable Life Insurance Company
                                 (Depositor)


                          By:  /s/ Dodie Kent
                               -------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this Amendment to this Registration Statement to be signed on its behalf, in the City and State of New York, on this 19th day of April, 2010.

                                 AXA EQUITABLE LIFE INSURANCE COMPANY
                                            (Depositor)

                                 By: /s/ Dodie Kent
                                    ---------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel
                                    AXA Equitable Life Insurance
                                    Company

         As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                       Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Chief
                                           Accounting Officer

*DIRECTORS:

Christopher M. Condron          Mary R. (Nina) Henderson    Joseph H. Moglia
Henri de Castries               James F. Higgins            Lorie A. Slutsky
Denis Duverne                   Peter S. Kraus              Ezra Suleiman
Charlynn Goins                  Scott D. Miller             Peter J. Tobin
Anthony J. Hamilton

*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 19, 2010

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                                                          TAG VALUE
-----------                                                          ---------

9(d)            Opinion and Consent of Counsel                       EX-99.9d

10(a)           Consent of PricewaterhouseCoopers LLP                EX-99.10a

10(b)           Powers of Attorney                                   EX-99.10b